Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 16 TO THIRD AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

AMENDMENT NO. 16 TO THIRD AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT, dated as of November 21, 2017 (this “Amendment”), by and among VALEANT PHARMACEUTICALS INTERNATIONAL, INC., a corporation continued under the laws of the Province of British Columbia (the “Borrower”), the Guarantors party hereto, BARCLAYS BANK PLC, as Administrative Agent (in such capacity, the “Administrative Agent”) and on behalf of the Requisite Lenders, as Collateral Agent (in such capacity, the “Collateral Agent”) and as the Additional Series F-4 Tranche B Term Loan Lender and each of the Issuing Banks party hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent, the Guarantors party thereto from time to time and each lender from time to time party thereto (the “Lenders”) have entered into a Third Amended and Restated Credit and Guaranty Agreement, dated as of February 13, 2012 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) (capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement);

WHEREAS, the Borrower and the Guarantors party hereto have requested that the Lenders, the Issuing Banks and the Administrative Agent agree to certain amendments in respect of the Credit Agreement;

WHEREAS, prior to the effectiveness of this Amendment the Borrower made a prepayment of the Series F Tranche B Term Loans in the amount of $750,000,000 (the “Note Repayment”), thereby reducing the principal amount of Series F Tranche B Term Loans outstanding prior to the effectiveness of this Amendment to $3,820,610,632.85; and

WHEREAS, the Borrower and the Guarantors have requested that the Lenders holding Series F Tranche B Term Loans outstanding after giving effect to the Note Repayment and immediately prior to the effectiveness of this Amendment consent to the establishment of a new Class of Tranche B Term Loans under the Credit Agreement (the “Series F-4 Tranche B Term Loans”), the proceeds of which will be used to repay all of the outstanding Tranche B Term Loans that are outstanding under the Credit Agreement immediately prior to the effectiveness of this Amendment;

WHEREAS, (i) each Lender that has indicated on its signature page that it is agreeing, on the terms and conditions set forth in this Amendment, to the amendments to the Credit Agreement as provided herein and to convert its Tranche B Term Loans (each such converted Tranche B Term Loan, an “Amendment No. 16 Converted Term Loan” and, collectively, the “Amendment No. 16 Converted Term Loans”) into Series F-4 Tranche B Term Loans on the Amendment Effective Date (each such Lender, an “Amendment No. 16 Converting Term Lender”) will have up to all of its outstanding Tranche B Term Loans outstanding immediately prior to the effectiveness of this Amendment (or such lesser amount as may be notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) converted into a like principal amount of Series F-4 Tranche B Term Loans effective as of the Amendment Effective Date and (ii) the Additional Series F-4 Tranche B Term Loan Lender has agreed to make an Additional Series F-4 Tranche B Term Loan (as defined in Exhibit A) pursuant to the Additional Series F-4 Tranche B Term Commitment (as defined in Exhibit A) in a principal amount equal to $3,820,610,632.85 minus the principal amount of Amendment No. 16 Converted Term Loans, the proceeds of which shall be applied to repay in full any Amendment No. 16 Non-Converted Term Loans (as defined in Exhibit A);

WHEREAS, each Amendment No. 16 Consenting Term Lender (as defined in Annex I) has agreed, on the terms and conditions set forth herein, to consent to the establishment of the Series F-4 Tranche B Term Loans and to the other amendments to the Credit Agreement as provided in Section 2 below;

WHEREAS, the Amendment No. 16 Converting Term Lenders and the Amendment No. 16 Consenting Term Lenders, which collectively constitute the Requisite Lenders, have authorized the Administrative Agent to enter into this Amendment on behalf of the Requisite Lenders, and the Administrative Agent has agreed to this Amendment, in its capacity as Administrative Agent and on behalf of the Requisite Lenders, on the terms and conditions set forth herein; and

WHEREAS, each Issuing Bank that has submitted a signature page hereto has agreed to this Amendment in such capacity on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

1. Consent of Requisite Lenders; Lender Signature Pages. Each Lender that executes and delivers an agreement (a “Consenting Lender Agreement”) in substantially the form attached hereto as Annex I (a “Consenting Lender”) hereby irrevocably agrees to the terms of this Amendment with respect to all of such Consenting Lender’s Loans and Commitments and authorizes the Administrative Agent to enter into this Amendment on behalf of such Consenting Lender. Such agreement and authorization shall be irrevocably binding on any subsequent transferees, participants, successors and assigns with respect to such Loans and Commitments. Each Lender further agrees that it shall not be entitled to receive a copy of any other Lender’s signature page to this Amendment, but agrees that a copy of such signature page may be delivered to the Borrower and the Administrative Agent.

2. Amendments to Credit Agreement. (a) The Administrative Agent hereby agrees, in its capacity as Administrative Agent and on behalf of the Requisite Lenders, that the Credit Agreement is, effective as of the Amendment Effective Date (as defined below), hereby amended pursuant to Section 10.5 of the Credit Agreement, to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the Credit Agreement attached as Exhibit A hereto. For the avoidance of doubt, this Amendment shall be a Credit Document for purposes of the Credit Agreement.

(b) On the Amendment Effective Date, the full principal amount (immediately prior to the effectiveness of this Amendment or such lesser amount as notified to the applicable Amendment No. 16 Converting Term Lender by the Administrative Agent prior to the Amendment Effective Date) of each Amendment No. 16 Converting Term Lender’s existing Tranche B Term Loans shall be converted, without further action, to a like principal amount of a Series F-4 Tranche B Term Loan in accordance with the applicable Consenting Lender Agreement.

3. Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which each of the following conditions precedent have been fulfilled to the reasonable satisfaction of (or waived by) the Administrative Agent:

(i) The Administrative Agent shall have received (x) executed counterparts of this Amendment duly executed and delivered by the Borrower, the Administrative Agent, each Issuing Bank and the Additional Series F-4 Tranche B Term Loan Lender and (y) Consenting Lender Agreements executed and delivered by each of the Amendment No. 16 Converting Term Lenders and Amendment No. 16 Consenting Term Lenders, which collectively constitute the Requisite Lenders.

(ii) The Administrative Agent shall have received from the Borrower reimbursement for all reasonable and invoiced out-of-pocket fees and expenses owed to the Administrative Agent or the Amendment No. 16 Arrangers in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of counsel.

(iii) The Administrative Agent shall have received an officer’s certificate from the Borrower including a representation by a Responsible Officer that (i) no Default or Event of Default exists and is continuing on the date hereof and (ii) all representations and warranties contained in the Credit Agreement and in this Amendment are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (provided that representations and warranties that are qualified by materiality shall be true and correct in all respects).

(iv) The Administrative Agent shall have received the favorable written opinions of Davis Polk & Wardwell LLP, U.S. counsel to the Credit Parties, and favorable opinions of such other counsel as reasonably requested by the Administrative Agent, together with such certificates, resolutions and other documents of the Credit Parties reasonably requested by the Administrative Agent in connection with this Amendment.

(v) Concurrently with the effectiveness of this Amendment, the outstanding principal amount of Series F Tranche B Term Loans (other than Series F-4 Tranche B Term Loans) shall be no greater than $0 and any amounts due pursuant to the last paragraph of Section 2.13(a) Credit Agreement (as in effect immediately prior to the effectiveness of this Amendment) shall be paid to the Administrative Agent for distribution to the applicable Lenders.

(vi) The Administrative Agent shall have received a completed Funding Notice for the Series F-4 Tranche B Term Loans and a notice of prepayment of the Series F Tranche B Term Loans (other than Amendment No. 16 Converted Term Loans) no later than 12:00 p.m., New York City time, three Business Days’ prior to the Amendment Effective Date (or such later time as the Administrative Agent shall agree).

4. Representation and Warranties. By its execution of this Amendment, each Credit Party party hereto hereby represents and warrants that:

(a) this Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of each Credit Party party hereto, enforceable against such Credit Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity;

(b) the execution, delivery and performance by each Credit Party party hereto of this Amendment do not and will not (i) violate (A) any provision of any Applicable Law, (B) any of the Organizational Documents of the Borrower or any of its Subsidiaries, or (C) any order, judgment or decree of any court or other agency of government binding on the Borrower or any of its Subsidiaries, except with respect to clauses (A) and (C) to the extent that such violation could not reasonably be expected to have a Material Adverse Effect; (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Borrower or any of its Subsidiaries, except to the extent that such conflict, breach or default could not reasonably be expected to have a Material Adverse Effect; (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Borrower or any of its Subsidiaries (other than any Liens created under any of the Credit Documents in favor of Collateral Agent, on behalf of the Secured Parties); or (iv) unless otherwise obtained, require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of the Borrower or any of its Subsidiaries, except for any such approval or consent the failure of which to obtain could not reasonably be expected to have a Material Adverse Effect;

(c) each of the representations and warranties contained in Article 4 of the Credit Agreement is true and correct in all material respects as of the Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects on and as of such earlier date (provided that representations and warranties that are qualified by materiality shall be true and correct in all respects); and

(d) no Default or Event of Default exists, or will result from the execution of this Amendment.

5. Effect on the Credit Agreement; Reaffirmation; No Novation.

(a) It is the intention of each of the parties hereto that the Credit Agreement be amended pursuant to this Amendment, so as to preserve the validity, perfection and priority of all Liens securing the Obligations and that, after giving effect to this Amendment all Obligations (including, the Amendment No. 16 Converted Term Loans and Additional Series F-4 Tranche B Term Loans) shall be secured by the Collateral and Liens granted under the Collateral Documents and that this Agreement does not constitute a novation or termination of the Credit Agreement or the other Credit Documents. Further, for the avoidance of doubt, it is intention of each of the parties hereto that all obligations subject to the First Lien Intercreditor Agreement, dated as of March 21, 2017, among the Collateral Agent and each of the Notes Collateral Agents (as defined therein) party thereto, shall be deemed to be secured by a Lien ranking pari passu with the Obligations.

(b) On and after the effectiveness of this Amendment, each reference in the Credit Agreement or any other Credit Document to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(c) This Amendment, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Credit Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended hereby and that this Amendment is a Credit Document.

(d) Each Credit Party party hereto (and the Borrower on behalf of each other Credit Party) hereby expressly acknowledges the terms of this Amendment and affirms or reaffirms, as applicable, as of the date hereof, the covenants and agreements contained in each Credit Document to which it (or the applicable Credit Party) is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby.

(e) Each Credit Party party hereto (and the Borrower on behalf of each other Credit Party), by its signature below, hereby affirms and confirms, subject to the execution of the documents listed on, and the taking of actions required by, Annex II (within the time periods prescribed therein) and applicable local law requirements, the execution and/or taking of which within such time periods are hereby consented to and approved by the Requisite Lenders for all purposes under, and notwithstanding anything to the contrary in, the Credit Documents (including, for the avoidance of doubt, with respect to the effectiveness of the Collateral Documents and validity and perfection of Liens pending the execution of such documents and taking of such actions), (i) its (or the applicable Credit Party’s) obligations under each of the Credit Documents to which it (or the applicable Credit Party) is a party and (ii) the pledge of and/or grant of a security interest in its (or the applicable Credit Party’s) assets as Collateral to secure such Obligations, all as provided in the Collateral Documents, and each party hereto acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, or upon the effectiveness of any amendment or supplement thereto entered into in connection with this Amendment, will continue in full force and effect in respect of, and will secure, such Obligations under the Credit Agreement and the other Credit Documents (including the Amendment No. 16 Converted Term Loans and Additional Series F-4 Tranche B Term Loans).

(f) The Administrative Agent and each Consenting Lender consents to an Interest Period for the Additional Series F-4 Tranche B Term Loans beginning on the Amendment Effective Date and ending on the last day of the Interest Period then in effect with respect to the Series F Tranche B Term Loans outstanding immediately prior to the effectiveness of this Amendment.

(g) Notwithstanding anything to the contrary, each Consenting Lender agrees to waive its right to compensation for any amounts owing with respect to such Lender’s Series F Tranche B Term Loans under 2.18(c) of the Credit Agreement

6. Post-Closing Matters. The Borrower agrees to (or, if applicable, cause the relevant Credit Party to) comply with post-closing obligations set forth on Annex II hereto (and in any event within time periods specified in Annex II hereto, which the Administrative Agent may extend in its reasonable discretion).

7. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTIONS 10.15 AND 10.16 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AND SHALL APPLY HERETO.

8. Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

9. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart to this Amendment by facsimile transmission or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

10. Roles. It is agreed that Barclays Bank PLC together with any additional arrangers that may be appointed (in each case, together with their respective designated affiliates) will act as Joint Lead Arranger and Joint Bookrunner, in each case, for the Amendment (including the Amendment No. 16 Converted Term Loans and Additional Series F-4 Tranche B Term Loans) (collectively, the “Amendment No. 16 Arrangers”) and shall be deemed Agents for all purposes of the Credit Agreement.

[Signature Pages Follow]

BARCLAYS BANK PLC, as Administrative Agent,
Collateral Agent and as Additional Series F-4 Tranche B
Term Lender

By:	/s/ Craig J. Malloy
	Name:	Craig J. Malloy
	Title:	Director

[Signature Page to Amendment No. 16]

JPMORGAN CHASE BANK, N.A., TORONTO
BRANCH as Issuing Bank

By:	/s/ Anna C. Araya
	Name:	Anna C. Araya
	Title:	Executive Director

[Signature Page to Amendment No. 16]

VALEANT PHARMACEUTICALS
INTERNATIONAL, INC.

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President and Treasurer

VALEANT PHARMACEUTICALS INTERNATIONAL

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President and Treasurer

BAUSCH & LOMB INCORPORATED

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President and Treasurer

BAUSCH & LOMB HOLDINGS INCORPORATED

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Vice President and Treasurer

SOLTA MEDICAL, INC.

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President and Treasurer

[Signature Pages to Credit Agreement Amendment No. 16]

ATON PHARMA, INC.

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President and Treasurer

CORIA LABORATORIES, LTD.

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President and Treasurer

DOW PHARMACEUTICAL SCIENCES, INC.

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President and Treasurer

TBD-OMP, INC.

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President and Treasurer

OMP, INC.

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President and Treasurer

ONPHARMA INC.

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President and Treasurer

[Signature Pages to Credit Agreement Amendment No. 16]

Signed by
Valeant Holdco 2 Pty Ltd (ACN 154 341 367) in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Avinesh Prasad	/s/ Linda A. LaGorga
Signature of director	Signature of director

Avinesh Prasad	Linda A. LaGorga
Name of director (please print)	Name of director (please print)

Signed by
Wirra Holdings Pty Limited (ACN 122 216 577) in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Avinesh Prasad	/s/ Linda A. LaGorga
Signature of director	Signature of director

Avinesh Prasad	Linda A. LaGorga
Name of director (please print)	Name of director (please print)

Signed by
Wirra Operations Pty Limited (ACN 122 250 088) in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Avinesh Prasad	/s/ Linda A. LaGorga
Signature of director	Signature of director

Avinesh Prasad	Linda A. LaGorga
Name of director (please print)	Name of director (please print)

[Signature Pages to Credit Agreement Amendment No. 16]

Signed by
Wirra IP Pty Limited (ACN 122 536 350)
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Avinesh Prasad	/s/ Linda A. LaGorga
Signature of director	Signature of director

Avinesh Prasad	Linda A. LaGorga
Name of director (please print)	Name of director (please print)

Signed by
Bausch & Lomb (Australia) Pty Limited (ACN 000 222 408) in accordance with section 127 of the
Corporations Act 2001 by two directors:

/s/ Avinesh Prasad	/s/ Linda A. LaGorga
Signature of director	Signature of director

Avinesh Prasad	Linda A. LaGorga
Name of director (please print)	Name of director (please print)

[Signature Pages to Credit Agreement Amendment No. 16]

Signed by
Valeant Pharmaceuticals Australasia Pty Limited (ACN 001 083 352)
in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Avinesh Prasad	/s/ Linda A. LaGorga
Signature of director	Signature of director/secretary

Avinesh Prasad	Linda A. LaGorga
Name of director (please print)	Name of director/secretary (please print)

Signed by
DermaTech Pty Limited (ACN 003 982 161)
in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Avinesh Prasad	/s/ Linda A. LaGorga
Signature of director	Signature of director/secretary

Avinesh Prasad	Linda A. LaGorga
Name of director (please print)	Name of director/secretary (please print)

Signed by
Private Formula International Holdings Pty Ltd (ACN 095 450 918) in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Avinesh Prasad	/s/ Linda A. LaGorga
Signature of director	Signature of director/secretary

Avinesh Prasad	Linda A. LaGorga
Name of director (please print)	Name of director/secretary (please print)

[Signature Pages to Credit Agreement Amendment No. 16]

Signed by
Private Formula International Pty Ltd (ACN 095 451 442)
in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Avinesh Prasad	/s/ Linda A. LaGorga
Signature of director	Signature of director/secretary

Avinesh Prasad	Linda A. LaGorga
Name of director (please print)	Name of director/secretary (please print)

Signed by
Ganehill Pty Ltd (ACN 065 261 538)
in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Avinesh Prasad	/s/ Linda A. LaGorga
Signature of director	Signature of director/secretary

Avinesh Prasad	Linda A. LaGorga
Name of director (please print)	Name of director/secretary (please print)

[Signature Pages to Credit Agreement Amendment No. 16]

Signed by
Valeant (Australia) Pty Limited (ACN 000 650 251)
in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Avinesh Prasad	/s/ Linda A. LaGorga
Signature of director	Signature of director/secretary

Avinesh Prasad	Linda A. LaGorga
Name of director (please print)	Name of director/secretary (please print)

[Signature Pages to Credit Agreement Amendment No. 16]

HYTHE PROPERTY INCORPORATED

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Director

[Signature Pages to Credit Agreement Amendment No. 16]

VALEANT PHARMACEUTICALS NOMINEE BERMUDA

By:	/s/ Graham Jackson
Name: Graham Jackson
Title: Director

[Signature Pages to Credit Agreement Amendment No. 16]

PROBIÓTICA LABORATÓRIOS LTDA.

By:	/s/ Carlos Alberto Andrade Pires da Silva
Name: Carlos Alberto Andrade Pires da Silva
Title: Officer

[Signature Pages to Credit Agreement Amendment No. 16]

TECHNOLAS PERFECT VISION, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Treasurer

BAUSCH & LOMB PHARMA HOLDINGS CORP.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Treasurer

BAUSCH & LOMB CHINA, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Treasurer

BAUSCH & LOMB SOUTH ASIA, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Treasurer

BAUSCH & LOMB TECHNOLOGY CORPORATION

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Treasurer

[Signature Pages to Credit Agreement Amendment No. 16]

RHC HOLDINGS, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Treasurer

SIGHT SAVERS, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Treasurer

BAUSCH & LOMB INTERNATIONAL, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Treasurer

BAUSCH & LOMB REALTY CORPORATION

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Treasurer

ISTA PHARMACEUTICALS, LLC

By:	Bausch & Lomb Pharma Holdings Corporation, its member

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Treasurer

[Signature Pages to Credit Agreement Amendment No. 16]

VRX HOLDCO, LLC

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Treasurer

[Signature Pages to Credit Agreement Amendment No. 16]

VALEANT CANADA GP LIMITED

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

VALEANT CANADA S.E.C./VALEANT CANADA LP

By:	Valeant Canada GP Limited, its general partner

By:	/s/ Linda A. LaGorga
Name: Linda LaGorga
Title: Senior Vice President and Treasurer

V-BAC HOLDING CORP.

By:
Name: Jeremy Lipshy
Title: Vice President

0938638 B.C. ULC

By:
Name: D. Alexander Matheson
Title: Assistant Secretary

[Signature Pages to Credit Agreement Amendment No. 16]

VALEANT CANADA GP LIMITED

By:
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

VALEANT CANADA S.E.C./VALEANT CANADA LP

By:	Valeant Canada GP Limited, its general partner

By:
Name: Linda LaGorga
Title: Senior Vice President and Treasurer

V-BAC HOLDING CORP.

By:	/s/ Jeremy Lipshy
Name: Jeremy Lipshy
Title: Vice President

0938638 B.C. ULC

By:
Name: D. Alexander Matheson
Title: Assistant Secretary

[Signature Pages to Credit Agreement Amendment No. 16]

VALEANT CANADA GP LIMITED

By:
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

VALEANT CANADA S.E.C./VALEANT CANADA LP

By:	Valeant Canada GP Limited, its general partner

By:
Name: Linda LaGorga
Title: Senior Vice President and Treasurer

V-BAC HOLDING CORP.

By:
Name: Jeremy Lipshy
Title: Vice President

0938638 B.C. ULC

By:	/s/ D. Alexander Matheson
Name: D. Alexander Matheson
Title: Assistant Secretary

[Signature Pages to Credit Agreement Amendment No. 16]

MEDICIS PHARMACEUTICAL CORPORATION

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

OCEANSIDE PHARMACEUTICALS, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

DR. LEWINN’S PRIVATE FORMULA INTERNATIONAL, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

PRINCETON PHARMA HOLDINGS, LLC

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

PRIVATE FORMULA CORP.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

RENAUD SKIN CARE LABORATORIES, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

[Signature Pages to Credit Agreement Amendment No. 16]

VALEANT BIOMEDICALS, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

VALEANT PHARMACEUTICALS NORTH AMERICA LLC

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

ORAPHARMA, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

ORAPHARMA TOPCO HOLDINGS, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

PRESTWICK PHARMACEUTICALS, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

[Signature Pages to Credit Agreement Amendment No. 16]

SALIX PHARMACEUTICALS, LTD.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

SALIX PHARMACEUTICALS, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

OCEANA THERAPEUTICS, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

SANTARUS, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

INKINE PHARMACEUTICAL COMPANY, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

COVELLA PHARMACEUTICALS, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

[Signature Pages to Credit Agreement Amendment No. 16]

BIOVAIL INTERNATIONAL S.Á.R.L.

By:	/s/ Frank Deconinck
	Name:	Frank Deconinck
	Title:	Manager

VALEANT PHARMACEUTICALS LUXEMBOURG S.Á.R.L.

By:	/s/ Frank Deconinck
	Name:	Frank Deconinck
	Title:	Class B Manager

VALEANT INTERNATIONAL LUXEMBOURG S.Á.R.L.

By:	/s/ Frank Deconinck
	Name:	Frank Deconinck
	Title:	Class B Manager

BAUSCH & LOMB LUXEMBOURG S.Á.R.L.

By:	/s/ Frank Deconinck
	Name:	Frank Deconinck
	Title:	Class B Manager

VALEANT FINANCE LUXEMBOURG S.À R.L.

By:	/s/ Frank Deconinck
	Name:	Frank Deconinck
	Title:	Class B Manager

VALEANT HOLDINGS LUXEMBOURG S.À R.L.

By:	/s/ Frank Deconinck
	Name:	Frank Deconinck
	Title:	Class B Manager

[Signature Pages to Credit Agreement Amendment No. 16]

LABORATOIRE CHAUVIN S.A.S.

By:	/s/ Linda A. LaGorga
Name: Linda LaGorga
Title: General Manager

BAUSCH & LOMB FRANCE S.A.S.

By:	/s/ Linda A. LaGorga
Name: Linda LaGorga
Title: General Manager

BCF S.A.S.

By:	/s/ Linda A. LaGorga
Name: Linda LaGorga
Title: General Manager

[Signature Pages to Credit Agreement Amendment No. 16]

VALEANT PHARMA HUNGARY LLC

By:	/s/ Gárdi Lajos István
Name: Gárdi Lajos István
Title: General Manager

By:	/s/ Zoltán Gábor
Name: Zoltán Gábor
Title: Finance Director

[Signature Pages to Credit Agreement Amendment No. 16]

VALEANT PHARMACEUTICALS IRELAND

By:	/s/ Michael Kennan
Name: Michael Kennan
Title: Director

VALEANT HOLDINGS IRELAND

By:	/s/ Michael Kennan
Name: Michael Kennan
Title: Director

OCEANA THERAPEUTICS, LIMITED

By:
Name:	Linda LaGorga
Title:	Director

[Signature Pages to Credit Agreement Amendment No. 16]

VALEANT PHARMACEUTICALS IRELAND

By:
Name: Michael Kennan
Title: Director

VALEANT HOLDINGS IRELAND

By:
Name: Michael Kennan
Title: Director

OCEANA THERAPEUTICS, LIMITED

By:	/s/ Linda LaGorga
Name: Linda LaGorga
Title: Director

[Signature Pages to Credit Agreement Amendment No. 16]

B.L.J. COMPANY, LTD.

By:	/s/ Linda LaGorga
Name: Linda LaGorga
Title: Director

[Signature Pages to Credit Agreement Amendment No. 16]

AB SANITAS

By:	/s/ Tomas Liesis
Name: Tomas Liesis
Title: General Manager

[Signature Pages to Credit Agreement Amendment No. 16]

UCYCLYD PHARMA, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

[Signature Pages to Credit Agreement Amendment No. 16]

BAUSCH+LOMB OPS B.V.

By:	/s/ Patrick Emanuel Petrus Jacobus
Name: Patrick Emanuel Petrus Jacobus
Title: Attorney-in-fact

[Signature Pages to Credit Agreement Amendment No. 16]

PRZEDSIĘBIORSTWO FARMACEUTYCZNE JELFA S.A.

By:	/s/ Waldemar Stępień
	Name:	Waldemar Stępień
	Title:	President of the Management Board

By:
	Name:	Ryszard Bukowski
	Title:	Member of the Management Board

VALEANT SP. Z O. O.

By:
	Name:	Tadeusz Pietrasz
	Title:	Member of the Management Board

VP VALEANT SPÓŁKA Z OGRANICZONĄ ODPOWIEDZIALNOŚCIĄ SP.J.

By:	Valeant sp. z o.o., in its capacity as General Partner

By:
	Name:	Tadeusz Pietrasz
	Title:	Member of the Management Board

VALEANT PHARMA POLAND SPÓŁKA Z OGRANICZONĄ ODPOWIEDZIALNOŚCIĄ

By:
	Name:	Tadeusz Pietrasz
	Title:	Member of the Management Board

[Signature Pages to Credit Agreement Amendment No. 16]

PRZEDSIĘBIORSTWO FARMACEUTYCZNE JELFA S.A.

By:
	Name:	Waldemar Stępień
	Title:	President of the Management Board

By:	/s/ Ryszard Bukowski
	Name:	Ryszard Bukowski
	Title:	Member of the Management Board

VALEANT SP. Z O. O.

By:	/s/ Tadeusz Pietrasz
	Name:	Tadeusz Pietrasz
	Title:	Member of the Management Board

VP VALEANT SPÓŁKA Z OGRANICZONĄ ODPOWIEDZIALNOŚCIĄ SP.J.

By:	Valeant sp. z o.o., in its capacity as General Partner

By:	/s/ Tadeusz Pietrasz
	Name:	Tadeusz Pietrasz
	Title:	Member of the Management Board

VALEANT PHARMA POLAND SPÓŁKA Z OGRANICZONĄ ODPOWIEDZIALNOŚCIĄ

By:	/s/ Tadeusz Pietrasz
	Name:	Tadeusz Pietrasz
	Title:	Member of the Management Board

[Signature Pages to Credit Agreement Amendment No. 16]

PHARMASWISS D.O.O.

By:	/s/ Aljoša Tovornik
	Name:	Aljoša Tovornik
	Title:	Director

[Signature Pages to Credit Agreement Amendment No. 16]

PHARMASWISS SA

By:	/s/ Matthias Courvoisier
	Name:	Matthias Courvoisier
	Title:	Director

BAUSCH & LOMB SWISS AG

By:	/s/ Matthias Courvoisier
	Name:	Matthias Courvoisier
	Title:	Member of the Board of Directors

[Signature Pages to Credit Agreement Amendment No. 16]

Executed by BAUSCH & LOMB U.K. LIMITED, acting by:

/s/ Linda A. LaGorga
Director

Name of director: Linda A. LaGorga in the presence of:

/s/ Kirsten O’Donnell
Name of witness: Kirsten O’Donnell

[Signature Pages to Credit Agreement Amendment No. 16]

BAUSCH & LOMB IOM S.P.A.

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Director

[Signature Pages to Credit Agreement Amendment No. 16]

SIGNED for and on behalf	)
of VALEANT PHARMACEUTICALS NEW ZEALAND LIMITED	) )		/s/ Christina Ackermann

		Name: Linda A. LaGorga Title: Director	Name: Christina Ackermann Title: Director

[Signature Pages to Credit Agreement Amendment No. 16]

SIGNED for and on behalf	)
of VALEANT PHARMACEUTICALS NEW ZEALAND LIMITED	) )	/s/ Linda A. LaGorga

		Name: Linda A. LaGorga Title: Director	Name: Christina Ackermann Title: Director

[Signature Pages to Credit Agreement Amendment No. 16]

BAUSCH & LOMB NORDIC AB

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Director

[Signature Pages to Credit Agreement Amendment No. 16]

VALEANT LLC

By:	/s/ John Connolly
	Name:	John Connolly
	Title:	General Director

[Signature Pages to Credit Agreement Amendment No. 16]

DR. GERHARD MANN CHEM.-PHARM. FABRIK GESELLSCHAFT MIT BESCHRÄNKTER HAFTUNG

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Managing Director

BAUSCH & LOMB GMBH

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Managing Director

B L E P HOLDING GMBH

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Managing Director

TECHNOLAS PERFECT VISION GMBH

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Managing Director

[Signature Pages to Credit Agreement Amendment No. 16]

BAUSCH & LOMB MEXICO, S.A. DE C.V.

By:	/s/ Linda LaGorga
	Name:	Linda LaGorga
	Title:	Senior Vice President and Treasurer

[Signature Pages to Credit Agreement Amendment No. 16]

VALEANT PHARMA

By:	/s/ Dmitry Khotko
	Name:	Dmitry Khotko
	Title:	General Director

[Signature Pages to Credit Agreement Amendment No. 16]

BAUSCH & LOMB PHARMA SA

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Director

[Signature Pages to Credit Agreement Amendment No. 16]

HUMAX PHARMACEUTICAL S.A.

By:	/s/ Newar Andres Giraldo Alzate
	Name:	Newar Andres Giraldo Alzate
	Title:	Legal Representative

[Signature Pages to Credit Agreement Amendment No. 16]

PRECISION DERMATOLOGY, INC.

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President and Treasurer

ECR PHARMACEUTICALS CO., INC.

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President and Treasurer

[Signature Pages to Credit Agreement Amendment No. 16]

SPROUT PHARMACEUTICALS, INC.

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

SYNERGETICS USA, INC.

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

UNILENS VISION INC.

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President and Treasurer

COMMONWEALTH LABORATORIES, LLC

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President and Treasurer

ALDEN OPTICAL LABORATORIES, INC.

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Treasurer

[Signature Pages to Credit Agreement Amendment No. 16]

VALEANT DWC-LLC

By:	/s/ Mohamed Ibrahim
	Name:	Mohamed Ibrahim
	Title:	Finance Director

By:	/s/ Nicolas Esmieu
	Name:	Nicolas Esmieu
	Title:	General Manager

[Signature Pages to Credit Agreement Amendment No. 16]

ANNEX I

CONSENT TO AMENDMENT NO. 16

CONSENT (this “Consent”) to Amendment No. 16 to that certain Third Amended and Restated Credit and Guaranty Agreement, dated as of February 13, 2012 (as amended, supplemented or otherwise modified prior to the date hereof and as it may be further amended, restated, replaced, supplemented or otherwise modified from time to time, the “Credit Agreement”, the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Borrower, the Guarantors, the Lenders party thereto from time to time, Barclays Bank PLC, as Administrative Agent and Collateral Agent, and each of the other Agents and Lenders party thereto from time to time.

Series F Tranche B Term Loans

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐	to exchange 100% of the outstanding principal amount of the Series F Tranche B Term Loans held by such Lender immediately prior to the effectiveness of Amendment No. 16 for Series F-4 Tranche B Term Loans in an equal principal amount (or such lesser amount notified to such Lender by the Administrative Agent).

Assignment Settlement Option

☐	to have 100% of the outstanding principal amount of the Series F Tranche B Term Loans held by such Lender immediately prior to the effectiveness of Amendment No. 16 prepaid on the Amendment Effective Date and purchase by assignment the principal amount of Series F-4 Tranche B Term Loans committed to separately by the undersigned.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

________________________________________, as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):__________________

[Signature Page to Consenting Lender Agreement]

ANNEX II

POST-CLOSING MATTERS

[See attached]

ANNEX II

POST-CLOSING MATTERS

ANNEX II

Jurisdiction	Documents/Actions[1]	Delivery Time Post-Closing[2]
Australia	None	N/A

Barbados	None	N/A

Belarus	None	N/A

Belgium	None	N/A

Bermuda	None	N/A

Brazil	None	N/A

Canada	None	N/A

Columbia	None	N/A

England and Wales	A deed of confirmation to be entered into by Bausch & Lomb U.K. Limited (“B&L UK”) and the Collateral Agent.	60 Days
A copy of a resolution of the board of directors of B&L UK approving (amongst other things) the terms of, and the transactions contemplated by, the deed of confirmation (the “UK Board Resolution”).

A copy of a resolution signed by all the holders of the issued shares in B&L UK, approving the terms of, and the transactions contemplated by, the deed of confirmation (the “UK Shareholder Resolution”).

[1]	The list of documents may be amended by the Administrative Agent and the Borrower, without requiring the consent of any other Lender to include additional documents or actions. If not specified above, the inclusion of a document in this column shall also be deemed inclusion of related steps to be taken at the advice of counsel in connection with such document (for example, delivery of a UCC-1 financing statement would be deemed to include the proper filing of such UCC-1 financing statement).
[2]	Administrative Agent may extend in its reasonable discretion without the consent of any other person.

Jurisdiction	Documents/Actions[1]	Delivery Time Post-Closing[2]

A certificate of B&L UK (signed by a director):

a.      confirming, amongst other things, (i) the entry into the deed of confirmation would not cause any borrowing, guarantee, security or similar limit binding on B&L UK to be exceeded; and (ii) no authorisations other than the UK Board Resolution and the UK Shareholder Resolution are required for entry into the deed of confirmation by B&L UK; and

b.      certifying (i) that the UK Board Resolution and the UK Shareholder Resolution are correct, complete and in full force and effect and have not been amended or superseded as at a date no earlier than the date of the deed of confirmation; (ii) that there have been no amendments to the constitutional documents of B&L UK since the date on which they were last provided to the Agent or Collateral Agent; and (iii) the specimen signatures of the directors authorised to sign the deed of confirmation on behalf of B&L UK

France	Bausch & Lomb Luxembourg S.à r.l.	On the Amendment Effective Date
Securities account pledge agreement over the shares it holds in BCF (Convention de nantissement de comptes de titres financiers)
• statement of pledge (déclaration de nantissement de compte de titres financiers)
• certificate of pledge (attestation de nantissement)
• certificate of cash account (attestation de nantissement de compte fruits et produits)
• Certified copy of the share transfer register and shareholder’s account of BCF
BCF SAS
Securities account pledge agreement over the shares it holds in Bausch & Lomb France (Convention de nantissement de comptes de titres financiers)
• statement of pledge (déclaration de nantissement de compte de titres financiers)

• certificate of pledge (attestation de nantissement)

• certificate of cash account (attestation de nantissement de compte fruits et produits)

• Certified copy of the share transfer register and shareholder’s account of Bausch & Lomb France

Jurisdiction	Documents/Actions[1]	Delivery Time Post-Closing[2]
Bank Accounts Pledge Agreement (Convention de nantissement de comtpes bancaires)

Notice(s) of bank account pledge agreement

Valeant Pharmaceutical Lux S.à.r.l.

Intellectual Property Pledge Agreement over its intellectual IP rights (Convention de nantissement de propriété industrielle)

• Cerfa form No. 11602*03 (Online registration)

Bausch & Lomb France SAS

Securities account pledge agreement over the shares it holds in Laboratoire Chauvin (Convention de nantissement de comptes de titres financiers)

•       statement of pledge (déclaration de nantissement de compte de titres financiers)

• certificate of pledge (attestation de nantissement)

• certificate of cash account (attestation de nantissement de compte fruits et produits)

• Certified copy of the share transfer register and shareholder’s account of Laboratoire Chauvin

Intellectual Property Pledge Agreement over its intellectual IP rights (Convention de nantissement de propriété industrielle)

• Cerfa form No. 11602*03 (Online registration)

Bank Accounts Pledge Agreement (Convention de nantissement de comtpes bancaires)

Notice(s) of bank account pledge agreement

Laboratoire Chauvin SAS

Bank Accounts Pledge Agreement (Convention de nantissement de comtpes bancaires)

Jurisdiction	Documents/Actions[1]	Delivery Time Post-Closing[2]
Notice(s) of bank account pledge agreement

Intellectual Property Pledge Agreement over its intellectual IP rights (Convention de nantissement de propriété industrielle)

• Cerfa form No. 11602*03 (Online registration)

Germany	Account Pledge Agreement executed by B&L Germany (and related notices to account banks)	60 Days
Account Pledge Agreement executed by BLEP Holding (and related notices to account banks)
Account Pledge executed by Gerhard (and related notices to account banks)
Account Pledge executed by TPV (and related notices to account banks)
Intellectual Property Rights Pledge Agreement executed by B&L Germany
Intellectual Property Rights Pledge Agreement executed by Gerhard
Intellectual Property Rights Pledge Agreement executed by TPV
Share Pledge in B&L Germany by Gerhard (and related powers of attorney)
Share Pledge in BLEP Holding by Bausch & Lomb Luxembourg S.à.r.l. (and related powers of attorney)
Share Pledge in Gerhard by BLEP Holding (and related powers of attorney)
Share Pledge in TPV by by Bausch & Lomb Luxembourg S.à.r.l. and Bausch & Lomb Incorporated (and related powers of attorney)
Confirmation and Amendment regarding German law non-accessory security documents (and related powers of attorney)

Hungary	None	N/A

Jurisdiction	Documents/Actions[1]	Delivery Time Post-Closing[2]
Ireland	None	N/A

Italy	A confirmation agreement relating to a share pledge” to be entered into between Valeant Holdings Irelands and Barclays Bank PLC	30 Days
Perfection formalities (such as annotation on the share certificate and on the shareholders ledger)

Japan	None	N/A

Lithuania	None	N/A

Luxembourg	None	N/A

Mexico	None	N/A

Netherlands	Deed of Pledge of Shares in Bausch + Lomb OPS B.V. (5th ranking)	90 Days
Power of Attorney by Bausch + Lomb OPS B.V.
Power of Attorney by Valeant Holdings Ireland
Power of Attorney by Barclays
Shareholders’s register of Bausch + Lomb OPS B.V.
Title deeds relating to Shares in Bausch + Lomb OPS B.V
Deed of Pledge of IP Rights by Bausch + Lomb OPS B.V. (4th ranking)

New Zealand	None	N/A

Poland	None	N/A

Russia	None	N/A

Serbia	None	N/A

Slovenia	A share pledge agreement in the form of a notarial deed to be entered into by PharmaSwiss SA (Switzerland) and the Collateral Agent. Registration of the share pledge agreement in the court/business register.	45 Days

Jurisdiction	Documents/Actions[1]	Delivery Time Post-Closing[2]
A copy of a resolution of the board of directors of PharmaSwiss SA ratifying (amongst other things) the terms of, and the transactions contemplated by, the Share Pledge Agreement, and the entry into the Share Pledge Agreement by PharmaSwiss SA

A copy of a resolution of the shareholders of PharmaSwiss SA ratifying (amongst other things) the terms of, and the transactions contemplated by, the Share Pledge Agreement, and the entry into the Share Pledge Agreement by PharmaSwiss SA

Power of attorney by Pharmaswiss SA in favor of RPPP

Power of attorney by Administrative Agent in favor of J&P

Sweden	None	N/A

Switzerland	None	N/A

U.A.E	None	N/A

United States	None	N/A

EXHIBIT A

[See attached]

ADJUSTED MARKED VERSION REFLECTING CHANGES PURSUANT TO AMENDMENT NO. 16 ADDED TEXT SHOWN UNDERSCORED DELETED TEXT SHOWN ~~STRIKETHROUGH~~

THIRD AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT1

dated as of February 13, 2012

among

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.,

as Borrower,

CERTAIN SUBSIDIARIES OF VALEANT PHARMACEUTICALS INTERNATIONAL, INC.,

as Guarantors,

VARIOUS LENDERS FROM TIME TO TIME PARTY HERETO,

GOLDMAN SACHS LENDING PARTNERS LLC, J.P. MORGAN SECURITIES LLC and

MORGAN STANLEY SENIOR FUNDING, INC.,

as Joint Lead Arrangers and Joint Bookrunners,

JPMORGAN CHASE BANK, N.A., and MORGAN STANLEY SENIOR FUNDING, INC.

as Co-Syndication Agents

JPMORGAN CHASE BANK, N.A.,

as Issuing Bank

BARCLAYS BANK PLC,

as Administrative Agent and Collateral Agent,

and

RBC CAPITAL MARKETS, DNB BANK ASA,

THE BANK OF NOVA SCOTIA and SUNTRUST BANK,

as Co-Documentation Agents

$8,416,220,041.96 Senior Secured Credit Facilities

[1]	Conformed to reflect Amendment No. 1, dated as of March 6, 2012, Amendment No. 2, dated as of September 10, 2012, Amendment No. 3, dated as of January 24, 2013, Amendment No. 4, dated as of February 21, 2013, Amendment No. 5, dated as of June 6, 2013, Amendment No. 6, dated as of June 26, 2013, Amendment No. 7, dated as of September 17, 2013, Amendment No. 8, dated as of December 20, 2013, the Successor Agent Agreement and Amendment No. 9, dated as of January 8, 2015, Amendment No. 10, dated as of March 5, 2015, Amendment No. 11, dated as of May 29, 2015, Amendment No. 12 and Waiver, dated as of April 11, 2016, Amendment No. 13, dated as of August 23, 2016, Amendment No. 14, dated as of March 21, 2017, Amendment No. 15, dated as of March 28, 2017, the Joinder Agreement, dated as of June 14, 2012, the Joinder Agreement, dated as of July 9, 2012, the Joinder Agreement, dated as of September 11, 2012, the Joinder Agreement, dated as of October 2, 2012, the Joinder Agreement, dated as of December 11, 2012, the Joinder Agreements, each dated as of August 5, 2013, the Joinders Agreements, each dated as of February 6, 2014, the Joinder Agreements, each dated as of January 22, 2015, the Joinder Agreements, each dated as of April 1, 2015, the Counterpart Agreement, dated as of July 24, 2015, the Counterpart Agreement, dated as of August 19, 2015, and the Counterpart Agreement, dated as of February 29, 2016. This document is provided for convenience only. In the event of any conflict between this document and the Third Amended and Restated Credit Agreement, Amendment No. 1, dated as of March 6, 2012, Amendment No. 2, dated as of September 10, 2012, Amendment No. 3, dated as of January 24, 2013, Amendment No. 4, dated as of February 21, 2013, Amendment No. 5, dated as of June 6, 2013, Amendment No. 6, dated as of June 26, 2013, Amendment No. 7, dated as of September 17, 2013, Amendment No. 8, dated as of December 20, 2013, the Successor Agent Agreement and Amendment No. 9, dated as of January 8, 2015, Amendment No. 10, dated as of March 5, 2015, Amendment No. 11, dated as of May 29, 2015, Amendment No. 12 and Waiver, dated as of April 11, 2016, Amendment No. 13, dated as of August 23, 2016, Amendment No. 14, dated as of March 21, 2017, Amendment No. 15, dated as of March 28, 2017, the Joinder Agreement, dated as of June 14, 2012, the Joinder Agreement, dated as of July 9, 2012, the Joinder Agreement, dated as of September 11, 2012, the Joinder Agreement, dated as of October 2, 2012, the Joinder Agreement, dated as of December 11, 2012, the Joinder Agreements, each dated as of August 5, 2013, the Joinder Agreements, each dated as of February 6, 2014, the Joinder Agreements, each dated as of January 22, 2015, the Joinder Agreements, each dated as of April 1, 2015, the Counterpart Agreement, dated as of July 24, 2015, the Counterpart Agreement, dated as of August 19, 2015, or the Counterpart Agreement, dated as of February 29, 2016 (collectively, the “Credit Agreement”), except to the extent that the Credit Agreement has been further amended by the Third Amended and Restated Credit Agreement, Amendment No. 1, dated as of March 6, 2012, Amendment No. 2, dated as of September 10, 2012, Amendment No. 3, dated as of January 24, 2013, Amendment No. 4, dated as of February 21, 2013, Amendment No. 5, dated as of June 6, 2013, Amendment No. 6, dated as of June 26, 2013, Amendment No. 7, dated as of September 17, 2013, Amendment No. 8, dated as of December 20, 2013, the Successor Agent Agreement and Amendment No. 9, dated as of January 8, 2015, Amendment No. 10, dated as of March 5, 2013, Amendment No. 11, dated as of May 29, 2015, Amendment No. 12 and Waiver, dated as of April 11, 2016, Amendment No. 13, dated as of August 23, 2016, Amendment No. 14, dated as of March 21, 2017, Amendment No. 15, dated as of March 28, 2017, the Joinder Agreement, dated as of June 14, 2012, the Joinder Agreement, dated as of July 9, 2012, the Joinder Agreement, dated as of September 11, 2012, the Joinder Agreement, dated as of October 2, 2012, the Joinder Agreement, dated as of December 11, 2012, the Joinder Agreements, each dated as of August 5, 2013, the Joinder Agreements, each dated as of February 6, 2014, the Joinder Agreements, each dated as of January 22, 2015, the Joinder Agreements, each dated as of April 1, 2015, the Counterpart Agreement, dated as of July 24, 2015, the Counterpart Agreement, dated as of August 19, 2015 and the Counterpart Agreement, dated as of February 29, 2016, shall control.

-i-

-ii-

-iii-

APPENDICES:

A-1	Revolving Commitments
A-2	Tranche B Term Loan Commitments
B	Notice Addresses

SCHEDULES:

1.1(b)	Third Restatement Date Guarantors
2.11(c)	Closing Fee
3.1(e)(i)	Mortgaged Properties
4.1	Jurisdictions of Organization and Qualification
4.2	Equity Interests and Ownership
4.12	Real Estate Assets
4.18	Certain Defined Benefit Plans
5.10(a)	Barbados Security Documents
5.10(b)	Quebec Security Documents
5.10(c)	Luxembourg Security Documents
5.10(d)	Swiss Security Documents
5.15	Post-Closing Matters
6.1	Certain Indebtedness
6.2	Certain Liens
6.3	Certain Negative Pledges
6.5	Certain Restrictions on Subsidiary Distributions
6.6	Certain Investments
6.11	Certain Affiliate Transactions

-iv-

EXHIBITS:

A-1	Funding Notice
A-2	Conversion/Continuation Notice
B-1	Revolving Loan Note
B-2	Swing Line Note
B-3	Tranche A Term Loan Note
B-4	Tranche B Term Loan Note
C	Compliance Certificate
D	Assignment Agreement
E	Prepayment Notice
F-1	Third Restatement Date Certificate
F-2	Solvency Certificate
G	Counterpart Agreement
H-1	Canadian Guarantee
H-2	Barbados Guarantee
I-1	Second Amended and Restated Pledge and Security Agreement
I-2	Canadian Pledge and Security Agreement
J-1	Intercompany Note
J-2	Subordination Agreement
K	Joinder Agreement
L	Contribution Agreement
M	Collateral Questionnaire

-v-

THIRD AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

This THIRD AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT, dated as of February 13, 2012, is entered into by and among VALEANT PHARMACEUTICALS INTERNATIONAL, INC., a corporation continued under the laws of the Province of British Columbia (“Borrower”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors, the Lenders party hereto from time to time, GOLDMAN SACHS LENDING PARTNERS LLC (“GSLP”), J.P. MORGAN SECURITIES LLC (“J.P. Morgan”) and MORGAN STANLEY SENIOR FUNDING, INC. (“Morgan Stanley”), as Joint Lead Arrangers and Joint Bookrunners, JPMORGAN CHASE BANK, N.A. and Morgan Stanley as Co-Syndication Agents (in such capacity, the “Co-Syndication Agents”), JPMorgan Chase Bank, N.A., as Issuing Bank, BARCLAYS BANK PLC (as successor to GSLP) (“Barclays”), as Administrative Agent (together with its permitted successors in such capacity, “Administrative Agent”) and as Collateral Agent (together with its permitted successors in such capacity, “Collateral Agent”), and RBC CAPITAL MARKETS, DNB BANK ASA, THE BANK OF NOVA SCOTIA and SUNTRUST BANK, as Co-Documentation Agents (in such capacity, Co-Documentation Agents”).

RECITALS:

WHEREAS, capitalized terms used in these Recitals and not defined shall have the respective meanings set forth for such terms in Section 1.1 hereof.

WHEREAS, Valeant Pharmaceuticals International, a Delaware corporation (“VPI”), Borrower, the guarantors party thereto, the lenders party thereto, and GSLP, as administrative agent and collateral agent for the lenders party thereto, originally entered into the Credit and Guaranty Agreement dated as of June 29, 2011 (the “Original Credit Agreement”), subsequently entered into the Amended and Restated Credit and Guaranty Agreement dated as of August 10, 2011, as further amended by Amendment No. 1 dated as of August 12, 2011, as further amended by Amendment No. 2 dated as of September 7, 2011 (collectively, the “First Amended and Restated Credit Agreement”), and subsequently entered into the Second Amended and Restated Credit and Guaranty Agreement, dated as of October 20, 2011, as amended by the Joinder Agreement, dated as of December 19, 2011 (collectively, the “Second Amended and Restated Credit Agreement”).

WHEREAS, on the Second Restatement Date, the Lenders extended certain credit facilities to Borrower, in an aggregate principal amount not to exceed $2,000,000,000, consisting of (a) up to $275,000,000 aggregate principal amount of Revolving Commitments, the proceeds of which were or will be used (i) to finance a portion of the Acquisitions and pay related fees and expenses, (ii) for permitted capital expenditures and permitted acquisitions, (iii) to provide for the ongoing working capital requirements of Borrower and its Subsidiaries, (iv) for general corporate purposes of Borrower and its Subsidiaries and (v) to fund original issue discount and closing fees with respect to the Loans made on the Second Restatement Date, (b) an aggregate principal amount of $1,225,000,000 of Initial Draw Tranche A Term Loans, the proceeds of which were or will be used (i) on the Second Restatement Date to fund the repayment of a loan from VPI to Borrower followed by a use of the repayment proceeds by VPI to fund the repayment in full of all loans outstanding under the First Amended and Restated Credit Agreement and the payment of all fees and expenses related thereto (the “Refinancing”) and (ii) for general corporate purposes of Borrower and its Subsidiaries and (c) an aggregate principal amount of $500,000,000 of Delayed Draw Term Loans, the proceeds of which were or will be used (i) to finance a portion of the Acquisitions and pay related fees and expenses and (ii) for general corporate purposes of Borrower and its Subsidiaries. On the Second Amendment and Restatement Joinder Date, the Lenders extended an additional aggregate principal amount of $500,000,000 of Series A New Term Loans, the proceeds of which were or will be used for general corporate purposes of Borrower and its Subsidiaries, including acquisitions.

WHEREAS, the Lenders have agreed to extend an aggregate principal amount of $600,000,000 of Tranche B Term Loan Commitments, the proceeds of which will be used to (i) repay a portion of the Revolving Loans outstanding as of the Third Restatement Date (but not to permanently reduce Revolving Commitments with respect thereto) and (ii) for general corporate purposes of Borrower and its Subsidiaries, including acquisitions.

WHEREAS, Borrower, the lenders party hereto and the other parties hereto desire to amend and restate, without novation, the Second Amended and Restated Credit Agreement on and subject to the terms and conditions set forth herein and in Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement, dated as of the date hereof (the “Amendment Agreement”), among Borrower, the lenders party thereto, the Administrative Agent, the Collateral Agent and the other parties thereto.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Second Amended and Restated Credit Agreement is hereby amended and restated, without novation, to read in its entirety as follows and, accordingly, the parties hereto agree as follows:

SECTION 1. DEFINITIONS AND INTERPRETATION

1.1 Definitions. The following terms used herein, including in the preamble, recitals, exhibits, appendices and schedules hereto, shall have the following meanings:

“2010 Merger” means the merger of VPI with and into Beach Merger Corp. pursuant to the 2010 Merger Agreement.

“2010 Merger Agreement” means the Agreement and Plan of Merger, dated as of June 20, 2010, among VPI, Borrower, Biovail Americas Corp. and Beach Merger Corp., together with all exhibits, schedules, documents, agreements, and instruments executed and delivered in connection therewith, as the same has been amended, or modified in accordance with the terms and provisions thereof.

“2010 Transactions” means, collectively, (i) the redemption of VPI’s 8.375% Senior Notes due 2016, issued under that certain indenture dated as of June 9, 2009, among VPI, the guarantors party thereto and The Bank of New York Mellon Trust Company, Inc., as trustee, and VPI’s 7.625% Senior Notes due 2020, issued under that certain indenture dated as of April 9, 2010, among VPI, the guarantors party thereto and The Bank of New York Mellon Trust Company, Inc., as trustee, (ii) the repayment in full and termination of that certain credit and guaranty agreement, dated as of May 26, 2010, among VPI, the guarantors party thereto, Goldman Sachs Lending Partners L.P., as sole lead arranger, and Goldman Sachs Bank USA, as administrative agent and collateral agent, (iii) the repayment in full and termination of that certain credit agreement, dated as of June 9, 2009, among Borrower, the lenders party thereto and JPMorgan Chase Bank, N.A., Toronto Branch, as Administrative Agent, (iv) the payment of the Pre-Merger Special Dividend (as such term is defined in the 2010 Merger Agreement) made on September 27, 2010, immediately prior to the consummation of the 2010 Merger, pro rata to VPI’s shareholders on the record date of such for such dividend, (v) the consummation of the 2010 Merger, (vi) the issuance of the Senior Notes and (vii) the payment of all fees and expenses related thereto.

“2015 Year End Financial Information” means the financial statements or information pursuant to Section 5.1(b) of this Agreement for the Fiscal Year ended December 31, 2015 and a Compliance Certificate pursuant to Section 5.1(c) of the Credit Agreement for the Fiscal Year ending December 31, 2015.

“2016 First Quarter Financial Information” means the financial statements or information pursuant to Section 5.1(a) of this Agreement for the Fiscal Quarter ending March 31, 2016 and a Compliance Certificate pursuant to Section 5.1(c) of this Agreement for the Fiscal Quarter ending March 31, 2016.

“2017 Permitted Secured Notes” means $3,250,000,000 in aggregate principal amount of the Borrower’s 6.50% Senior Secured Notes due 2022 and 7.00% Senior Secured Notes due 2024.

“2018 Revolving Commitment” means, as to each 2018 Revolving Credit Lender, its obligation to (a) make 2018 Revolving Loans to the Borrower pursuant to Section 2.2, (b) purchase participations in Letters of Credit pursuant to Section 2.3(e) and (c) purchase participations in Swing Line Loans pursuant to Section 2.3(b)(v), in an aggregate principal amount at any one time outstanding not to exceed the amount set forth, and opposite such Lender’s name, on Appendix A-1 under the caption “2018 Revolving Commitment” or in the Assignment Agreement pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement (including Section 2.25).

“2018 Revolving Commitment Early Termination Date” means the earlier of the date the 2018 Revolving Commitments are (x) permanently reduced to zero pursuant to Section 2.13(b) or Section 2.14, and (y) terminated pursuant to Section 8.1.

“2018 Revolving Commitment Maturity Date” means April 20, 2018.

“2018 Revolving Commitment Termination Date” means the earlier of (x) the 2018 Revolving Commitment Maturity Date and (y) the 2018 Revolving Commitment Early Termination Date.

“2018 Revolving Credit Exposure” means, as to each 2018 Revolving Lender, such 2018 Revolving Lender’s Pro Rata Share of the Revolving Exposure at such time.

“2018 Revolving Lender” means, at any time, any Lender that has a 2018 Revolving Commitment or a 2018 Revolving Loan at such time.

“2018 Revolving Loan” means a Loan made by a 2018 Revolving Lender pursuant to Section 2.2.

“2020 Revolving Commitment” means, as to each 2020 Revolving Credit Lender, its obligation to (a) make 2020 Revolving Loans to the Borrower pursuant to Section 2.2, (b) purchase participations in Letters of Credit pursuant to Section 2.3(e) and (c) purchase participations in Swing Line Loans pursuant to Section 2.3(b)(v), in an aggregate principal amount at any one time outstanding not to exceed the amount set forth, and opposite such Lender’s name, on Appendix A-1 under the caption “2020 Revolving Commitment” or in the Assignment Agreement pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement (including Section 2.25).

“2020 Revolving Commitment Early Termination Date” means the earlier of the date the 2020 Revolving Commitments are (x) permanently reduced to zero pursuant to Section 2.13(b) or Section 2.14, and (y) terminated pursuant to Section 8.1.

“2020 Revolving Commitment Maturity Date” means the earlier of (x) April 20, 2020 and (y) the date that is 91 calendar days prior to the scheduled maturity date of any series or tranche of Term Loans hereunder, any series of Permitted Secured Notes, any Senior Notes, and any other Indebtedness for borrowed money in excess of $750,000,000.

“2020 Revolving Commitment Termination Date” means the earlier of (x) the 2020 Revolving Commitment Maturity Date and (y) the 2020 Revolving Commitment Early Termination Date.

“2020 Revolving Credit Exposure” means, as to each 2020 Revolving Lender, such 2020 Revolving Lender’s Pro Rata Share of the Revolving Exposure at such time.

“2020 Revolving Lender” means, at any time, any Lender that has a 2020 Revolving Commitment or a 2020 Revolving Loan at such time.

“2020 Revolving Loan” means a Loan made by a 2020 Revolving Lender pursuant to Section 2.2.

“Acquisition Debt Additional Escrow Amount” means an amount equal to (a) all interest that could accrue on the applicable Acquisition Escrow Debt from and including the date of issuance or incurrence thereof to and including the Escrow Acquisition Termination Date and (b) all fees and expenses that are incurred in connection with the issuance or incurrence of such Acquisition Escrow Debt and all premium, fees, expenses or other amounts payable in connection with the Acquisition Escrow Debt Redemption.

“Acquisition Debt Escrow Account” means a deposit or securities account at a financial institution (such institution, the “Acquisition Debt Escrow Agent”) into which any Acquisition Debt Escrowed Funds are deposited.

“Acquisition Debt Escrow Agent” has the meaning given to such term in the definition of the term “Acquisition Debt Escrow Account.”

“Acquisition Debt Escrow Debt Documents” means the definitive documentation governing any applicable Acquisition Escrow Debt, including the applicable Acquisition Debt Escrow Documents and any other documents entered into by the Borrower, VPI and/or Acquisition Debt Escrow Issuer in connection with any Acquisition Escrow Debt; provided that such documents shall require that (a) if the applicable Escrow Acquisition shall not be consummated on or before the corresponding Escrow Acquisition Termination Date, such Acquisition Escrow Debt shall be redeemed in full (the “Acquisition Escrow Debt Redemption”) no later than the third Business Day after the Escrow Acquisition Termination Date and (b) the Acquisition Debt Escrowed Funds shall be released from the Acquisition Debt Escrow Account on or before three Business Days after the Escrow Acquisition Termination Date (A) upon the consummation of the Escrow Acquisition and applied to finance a portion of such Escrow Acquisition or (B) to effectuate the Acquisition Escrow Debt Redemption.

“Acquisition Debt Escrow Documents” means the agreement(s) governing the Acquisition Debt Escrow Account and any other documents entered into in order to provide the Acquisition Debt Escrow Agent (or its designee) a Lien on the Acquisition Debt Escrowed Funds.

“Acquisition Debt Escrow Issuer” means a newly-formed, wholly-owned direct or indirect subsidiary of Borrower or VPI, which, prior to the consummation of any Escrow Acquisition, shall have no operations, assets or activities, other than the entering into of the Acquisition Debt Escrow Debt Documents, the issuance or incurrence of the Acquisition Escrow Debt, and activities incidental thereto, including the deposit of the Acquisition Debt Escrowed Funds in the Acquisition Debt Escrow Account.

“Acquisition Debt Escrowed Funds” means an amount, in cash or Eligible Escrow Investments, not to exceed the sum of (a) the issue price of the applicable Acquisition Escrow Debt, plus (b) the Acquisition Debt Additional Escrow Amount, plus (c) so long as they are retained in the Acquisition Debt Escrow Account, any income, proceeds or products of the foregoing.

“Acquisition Escrow Debt” means Indebtedness (which may be in the form of loans or notes) issued or incurred after the Amendment No. 5 Effective Date of an Acquisition Debt Escrow Issuer to finance any Permitted Acquisition (each, an “Escrow Acquisition”) consummated after the Amendment No. 5 Effective Date (excluding, for the avoidance of doubt, any Indebtedness issued or incurred in connection with the Bausch & Lomb Acquisition); provided that (x) the net proceeds of such Indebtedness are deposited into an Acquisition Debt Escrow Account upon the issuance thereof and (y) at the time of the issuance or incurrence thereof, Administrative Agent shall have received a certificate from the chief executive officer or the chief financial officer (or the equivalent thereof) of Borrower certifying that subject to and upon the consummation of such Escrow Acquisition, such Acquisition Escrow Debt shall, on a Pro Forma Basis, be permitted under the Credit Documents.

“Acquisition Escrow Debt Redemption” shall have the meaning given to such term in the definition of the term “Acquisition Debt Escrow Debt Documents.”

“Acquisitions” means, collectively, the Orthodermatologics Acquisition and the Dermik Acquisition.

“Additional Credit Party” means any Credit Party, as of the Third Restatement Date, that was not a Credit Party as of the Second Restatement Date.

“Additional Escrow Amount” means an amount equal to (a) all interest that could accrue on the New Senior Notes from and including the date of issuance thereof to and including the Termination Date and (b) all fees and expenses that are incurred in connection with the issuance of the New Senior Notes and all fees, expenses or other amounts payable in connection with the New Senior Notes Redemption.

“Additional Series A-3 Tranche A Term Loan Funding Date” means February 6, 2014.

“Additional Series A-3 Tranche A Term Loan Joinder Agreement” means the Joinder Agreement, dated as of February 6, 2014, by and among the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and the New Term Loan Lenders party thereto.

“Additional Series F-3 Tranche B Term Commitment” means, with respect to the Additional Series F-3 Tranche B Term Loan Lender, its commitment to make a Series F-3 Tranche B Term Loan on the Amendment No. 14 Effective Date in an amount equal to the aggregate principal amount of Tranche B Term Loans (other than Series F Tranche B Term Loans) outstanding immediately prior to the effectiveness of Amendment No. 14 minus the aggregate principal amount of the Amendment No. 14 Converted Term Loans.

“Additional Series F-3 Tranche B Term Loan Lender” means Barclays Bank PLC.

“Additional Series F-3 Tranche B Term Loan” means the Series F-3 Tranche B Term Loan issued on the Amendment No. 14 Effective Date in an amount equal to the aggregate principal amount of Tranche B Term Loans (other than Series F Tranche B Term Loans) outstanding immediately prior to the effectiveness of Amendment No. 14 minus the aggregate principal amount of the Amendment No. 14 Converted Term Loans.

“Additional Series F-4 Tranche B Term Commitment” means, with respect to the Additional Series F-4 Tranche B Term Loan Lender, its commitment to make a Series F-4 Tranche B Term Loan on the Amendment No. 16 Effective Date in an amount equal to the Additional Series F-4 Tranche B Term Commitment Amount.

“Additional Series F-4 Tranche B Term Commitment Amount” means an amount equal to the aggregate principal amount of Tranche B Term Loans outstanding immediately prior to the effectiveness of Amendment No. 16 minus the aggregate principal amount of the Amendment No. 16 Converted Term Loans.

“Additional Series F-4 Tranche B Term Loan Lender” means Barclays Bank PLC.

“Additional Series F-4 Tranche B Term Loan” means the Series F-4 Tranche B Term Loan issued on the Amendment No. 16 Effective Date pursuant to the Additional Series F-4 Tranche B Term Commitment.

“Adjusted Eurodollar Rate” means with respect to any Eurodollar Rate Loans for any Interest Period, an interest rate per annum equal to (i) the Eurodollar Rate for such Interest Period multiplied by (ii) the Statutory Reserve Rate; provided, that notwithstanding the foregoing, the Adjusted Eurodollar Rate in respect of the Tranche B Term Loans shall at no time be less than 0.75%.

“Administrative Agent” as defined in the preamble hereto.

“Adverse Proceeding” means any action, suit, claim, proceeding, hearing (in each case, whether administrative, judicial or otherwise), governmental investigation or arbitration (whether or not purportedly on behalf of Borrower or any of its Subsidiaries) pursuant to any statute, regulation, ordinance, common law, equity or any other legal principle or process, or before or by any Governmental Authority, domestic or foreign (including any Environmental Claims), whether pending or, to the knowledge of Borrower or any of its Subsidiaries, threatened against or affecting Borrower or any of its Subsidiaries or any property of Borrower or any of its Subsidiaries.

“Affected Lender” as defined in Section 2.18(b).

“Affected Loans” as defined in Section 2.18(b).

“Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power (i) solely for purposes of Section 6.11, to vote 10% or more of the Securities having ordinary voting power for the election of directors of such Person or (ii) to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

“Agent” means each of (a) the Administrative Agent, (b) each Co-Syndication Agent, (c) the Collateral Agent, (d) each Co-Documentation Agent, (e) each Senior Managing Agent and (f) any other Person appointed under the Credit Documents to serve in an agent or similar capacity.

“Agent Affiliates” as defined in Section 10.1(b)(3).

“Aggregate Amounts Due” as defined in Section 2.17.

“Agreement” means this Third Amended and Restated Credit and Guaranty Agreement, dated as of February 13, 2012, as it may be amended, restated, supplemented or otherwise modified from time to time.

“Amendment Agreement” as defined in the recitals.

“Amendment No. 2 Effective Date” means September 10, 2012.

“Amendment No. 3” means Amendment No. 3 to Third Amended and Restated Credit and Guaranty Agreement, dated as of January 24, 2013, by and among the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent, the New Term Loan Lenders party thereto, the New Revolving Loan Lenders party thereto and the Requisite Lenders party thereto.

“Amendment No. 3 Effective Date” means January 24, 2013.

“Amendment No. 4” means Amendment No. 4 to Third Amended and Restated Credit and Guaranty Agreement, dated as of February 21, 2013, by and among the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent, the New Term Loan Lenders party thereto and the Requisite Lenders party thereto.

“Amendment No. 4 Delivery Date” as defined in the definition of “Applicable Margin.”

“Amendment No. 4 Effective Date” means February 21, 2013.

“Amendment No. 5” means Amendment No. 5 to Third Amended and Restated Credit and Guaranty Agreement, dated as of June 6, 2013, by and among the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and the Requisite Lenders party thereto.

“Amendment No. 5 Effective Date” means June 6, 2013.

“Amendment No. 6” means Amendment No. 6 to Third Amended and Restated Credit and Guaranty Agreement, dated as of June 26, 2013, by and among the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent, the Requisite Lenders and the other Lenders party thereto.

“Amendment No. 6 Effective Date” means June 26, 2013.

“Amendment No. 7” means Amendment No. 7 to Third Amended and Restated Credit and Guaranty Agreement, dated as of September 17, 2013, by and among the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent, the Requisite Lenders and the other Lenders party thereto.

“Amendment No. 7 Effective Date” means September 17, 2013.

“Amendment No. 8” means Amendment No. 8 to Third Amended and Restated Credit and Guaranty Agreement, dated as of December 20, 2013, by and among the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent, the Requisite Lenders and the other Lenders party thereto.

“Amendment No. 8 Effective Date” means December 20, 2013.

“Amendment No. 10” means Amendment No. 10 to Third Amended and Restated Credit and Guaranty Agreement, dated as of March 5, 2015, by and among the Borrower, the Guarantors party thereto, the Administrative Agent, the Collateral Agent and the Requisite Lenders party thereto.

“Amendment No. 10 Effective Date” means March 5, 2015.

“Amendment No. 11” means Amendment No. 11 to Third Amended and Restated Credit and Guaranty Agreement, dated as of May 29, 2015, by and among the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and the Requisite Lenders party thereto.

“Amendment No. 11 Effective Date” means May 29, 2015.

“Amendment No. 12 Effective Date” means April 11, 2016.

“Amendment No. 12 Investment Basket” as defined in Section 6.6.

“Amendment No. 12 Restricted Junior Payment Basket” as defined in Section 6.4.

“Amendment No. 13 Effective Date” means August 23, 2016.

“Amendment No. 14” means Amendment No. 14 to Third Amended and Restated Credit and Guaranty Agreement, dated as of March 21, 2017, by and among the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent, the Requisite Lenders and the other Lenders party thereto.

“Amendment No. 14 Converted Term Loans” as defined in Amendment No. 14.

“Amendment No. 14 Effective Date” means March 21, 2017.

“Amendment No. 14 Investment Basket” as defined in Section 6.6.

“Amendment No. 14 Non-Converted Term Loans” means any Tranche B Term Loans (other than Series F Tranche B Term Loans) outstanding immediately prior to the Amendment No. 14 Effective Date that are not Amendment No. 14 Converted Term Loans.

“Amendment No. 14 Permitted Acquisition Basket” as defined in the definition of “Permitted Acquisition”.

“Amendment No. 15 Effective Date” means March 28, 2017.

“Amendment No. 16” means Amendment No. 16 to Third Amended and Restated Credit and Guaranty Agreement, dated as of November 21, 2017, by and among the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent, the Requisite Lenders and the other Lenders and Issuing Banks party thereto.

“Amendment No. 16 Converted Term Loans” as defined in Amendment No. 16.

“Amendment No. 16 Effective Date” means November 21, 2017.

“Amendment No. 16 Non-Converted Term Loans” means any Tranche B Term Loans outstanding immediately prior to the effectiveness of Amendment No. 16 that are not Amendment No. 16 Converted Term Loans.

“Anti-Corruption Laws” means all laws, rules and regulations of any jurisdiction applicable to the Borrower or any of its Subsidiaries from time to time concerning or relating to bribery or corruption.

~~“Amendment No. 15 Effective Date” means March 28, 2017.~~

“Applicable Law” means any and all current and future applicable laws (including common law and equity), statutes, by-laws, rules, regulations, orders, ordinances, protocols, codes, treaties, policies, directions, directives, decrees, restrictions, judgments, decisions, in each case, of, from or required by any Governmental Authority and, in each case, whether having the force of law or not.

“Applicable Margin” means

(a) (x) until delivery of financial statements of the Borrower and a related Compliance Certificate for the first Fiscal Quarter ending on or after the date that is twelve months after the Amendment No. 12 Effective Date, pursuant to Section 5.1(c), (A) with respect to Series C-2 Tranche B Term Loans or Series E-1 Tranche B Term Loans that are Eurodollar Rate Loans, 4.50% per annum and (B) with respect to Series C-2 Tranche B Term Loans or Series E-1 Tranche B Term Loans that are Base Rate Loans, 3.50% per annum, and (y) thereafter, the percentages per annum set forth in the table below, based upon the Secured Leverage Ratio of Borrower, as of the last day of the most recently ended Fiscal Quarter for which financial statements were required to have been delivered pursuant to Section 5.1(a) or (b):

Pricing Level	Secured Leverage Ratio	Eurodollar Rate Loans	Base Rate Loans
I	≥ 1.75 to 1.0	4.50%	3.50%
II	< 1.75 to 1.0 but ≥ 1.25 to 1.0	4.25%	3.25%
III	< 1.25 to 1.00	4.00%	3.00%

(b) (x) until delivery of financial statements of the Borrower and a related Compliance Certificate for the first Fiscal Quarter ending on or after the date that is twelve months after the Amendment No. 12 Effective Date, pursuant to Section 5.1(c), with respect to Series D-2 Tranche B Term Loans that are Eurodollar Rate Loans, 4.25% per annum and (B) with respect to Series D-2 Tranche B Term Loans that are Base Rate Loans, 3.25% per annum, and (y) thereafter, the percentages per annum set forth in the table below, based upon the Secured Leverage Ratio of Borrower, as of the last day of the most recently ended Fiscal Quarter for which financial statements were required to have been delivered pursuant to Section 5.1(a) or (b):

Pricing Level	Secured Leverage Ratio	Eurodollar Rate Loans	Base Rate Loans
I	≥ 1.75 to 1.0	4.25%	3.25%
II	< 1.75 to 1.0 but ≥ 1.25 to 1.0	4.00%	3.00%
III	< 1.25 to 1.00	3.75%	2.75%

(c) (x) until delivery of financial statements of the Borrower and a related Compliance Certificate for the first Fiscal Quarter ending on or after the date that is twelve months after the Amendment No. 12 Effective Date, pursuant to Section 5.1(c), (A) with respect to Series F Tranche B Term Loans (other than Series F-4 Tranche B Term Loans) (including, from and after the Amendment No. 14 Effective Date, Series F-3 Tranche B Term Loans) that are Eurodollar Rate Loans, 4.75% per annum and (B) with respect to Series F Tranche B Term Loans (other than Series F-4 Tranche B Term Loans) (including, from and after the Amendment No. 14 Effective Date, Series F-3 Tranche B Term Loans) that are Base Rate Loans, 3.75% per annum, and (y) thereafter, the percentages per annum set forth in the table below, based upon the Secured Leverage Ratio of Borrower, as of the last day of the most recently ended Fiscal Quarter for which financial statements were required to have been delivered pursuant to Section 5.1(a) or (b):

Pricing Level	Secured Leverage Ratio	Eurodollar Rate Loans	Base Rate Loans
I	≥ 1.75 to 1.0	4.75%	3.75%

Pricing Level	Secured Leverage Ratio	Eurodollar Rate Loans	Base Rate Loans
II	< 1.75 to 1.0 but ≥ 1.25 to 1.0	4.50%	3.50%
III	< 1.25 to 1.00	4.25%	3.25%

(d) (x) until delivery of financial statements of the Borrower and a related Compliance Certificate for the first Fiscal Quarter ending on or after the date that is twelve months after the Amendment No. 12 Effective Date, pursuant to Section 5.1(c), (A) with respect to Revolving Loans, Series A-3 Tranche A Term Loans and Series A-4 Tranche A Term Loans that are Eurodollar Rate Loans, 3.75% per annum and (B) with respect to Revolving Loans, Swing Line Loans, Series A-3 Tranche A Term Loans and Series A-4 Tranche A Term Loans that are Base Rate Loans, 2.75% per annum, and (y) thereafter, the percentages per annum set forth in the table below, based upon the Secured Leverage Ratio of Borrower, as of the last day of the most recently ended Fiscal Quarter for which financial statements were required to have been delivered pursuant to Section 5.1(a) or (b):

Pricing Level	Secured Leverage Ratio	Eurodollar Rate Loans	Base Rate Loans
I	≥ 1.75 to 1.0	3.75%	2.75%
II	< 1.75 to 1.0 but ≥ 1.25 to 1.0	3.50%	2.50%
III	< 1.25 to 1.00	3.25%	2.25%

(e) effective as of and following the Amendment No. 16 Effective Date, (x) with respect to Series F-4 Tranche B Term Loans that are Eurodollar Rate Loans, 3.50% per annum and (y) with respect to Series F-4 Tranche B Term Loans that are Base Rate Loans, 2.50% per annum.

Any increase or decrease in the Applicable Margin resulting from a change in the Secured Leverage Ratio or Leverage Ratio, as applicable, shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 5.1 (including, for the avoidance of doubt, the latest delivery under the Second Amended and Restated Credit Agreement); provided that Pricing Level I shall apply (x) as of the first Business Day after the date on which a Compliance Certificate was required to have been delivered but was not delivered, and shall continue to so apply to and including the date on which such Compliance Certificate is so delivered (and thereafter the Pricing Level otherwise determined in accordance with this definition shall apply) and (y) as of the first Business Day after an Event of Default shall have occurred and be continuing, and shall continue to so apply to but excluding the date on which such Event of Default is cured or waived (and thereafter the Pricing Level otherwise determined in accordance with this definition shall apply).

In the event that Administrative Agent and Borrower determine that any financial statements previously delivered were incorrect or inaccurate (regardless of whether this Agreement or the Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any period (an “Applicable Period”) than the Applicable Margin applied for such Applicable Period, then (i) Borrower shall as soon as practicable deliver to Administrative Agent the corrected financial statements for such Applicable Period, (ii) the Applicable Margin shall be determined as if the Pricing Level for such higher Applicable Margin were applicable for such Applicable Period and (iii) Borrower shall within three (3) Business Days thereof by Administrative Agent pay to Administrative Agent the accrued additional amount owing as a result of such increased Applicable Margin for such Applicable Period, which payment shall be promptly applied by Administrative Agent in accordance with this Agreement. This paragraph shall not limit the rights of Administrative Agent and Lenders with respect to Section 2.8 and Section 8.

“Approved Electronic Communications” means any notice, demand, communication, information, document or other material that any Credit Party provides to an Agent pursuant to any Credit Document or the transactions contemplated therein which is distributed to the Agents or to the Lenders by means of electronic communications pursuant to Section 10.1(b).

“Arrangers” J.P. Morgan, GSLP and Morgan Stanley, each in its capacity as a joint lead arranger.

“Asset Sale” means a sale, lease or sub-lease (as lessor or sublessor), sale and leaseback, assignment, conveyance, exclusive license (as licensor or sublicensor), transfer or other disposition to, or any exchange of property with, any Person (other than Borrower or any Guarantor Subsidiary), in one transaction or a series of transactions, of all or any part of Borrower’s or any of its Subsidiaries’ businesses, assets or properties of any kind, whether real, personal, or mixed and whether tangible or intangible, whether now owned or hereafter acquired, leased or licensed, including, the Equity Interests of any of Borrower’s Subsidiaries, other than:

(1) inventory (or other assets, including, for greater certainty, Intellectual Property) sold, leased or licensed out in the ordinary course of business (excluding any such sales, leases or licenses out by operations or divisions discontinued or to be discontinued);

(2) an issuance of Equity Interests by a Subsidiary of Borrower to Borrower or to another Subsidiary (so long as such issuance would otherwise be permitted under Section 6.6) or the issuance of directors’ qualifying shares or of other nominal amounts of other Equity Interests that are required to be held by specified Persons under Applicable Law;

(3) the sale or other disposition of cash or Cash Equivalents;

(4) a Restricted Junior Payment that is permitted by Section 6.4 or Investment that is permitted by Section 6.6;

(5) the license of Intellectual Property to third persons in the ordinary course of business;

(6) the sale, exchange or other disposition of accounts receivable in connection with the compromise, settlement or collection thereof consistent with past practice;

(7) leases or subleases entered into in the ordinary course of business, to the extent that they do not materially interfere with the business of Borrower or any of its Subsidiaries;

(8) the sale or other disposition of Investments under clause (c)(i) and (k) of Section 6.6;

(9) sales, leases, licenses or other dispositions of other assets for aggregate consideration not to exceed $100,000,000 for all such sales, leases or licenses in any Fiscal Year;

(10) sales, leases, licenses or other dispositions of assets to Borrower or any of its respective Subsidiaries; provided that, if any such disposition involves a Credit Party and a Subsidiary that is not a Credit Party, then such disposition shall be made in compliance with Section 6.11; and

(11) the disposition of assets resulting in Cash proceeds satisfying the definition of “Net Insurance/Condemnation Proceeds” and applied in accordance with Section 2.14(b).

For purposes of clarity, “Asset Sale” shall not include the issuance of any Equity Interests of Borrower (including the issuance by any other Person of any warrant, right or option to purchase or other arrangements or rights to acquire any Equity Interests of Borrower).

“Assignment Agreement” means an Assignment and Assumption Agreement substantially in the form of Exhibit D, with such amendments or modifications as may be approved by Administrative Agent.

“Assignment Effective Date” as defined in Section 10.6(b).

“Australian Collateral” means: (a) all Collateral Documents governed by the laws of any state or territory of Australia, and (b) all other Liens in respect of Collateral located in any state or territory of Australia (or taken to be located in any state or territory of Australia for the purposes of any stamp duty law).

“Authorized Officer” means, as applied to any Person, any individual holding the position of chairman of the board (if an officer), chief executive officer, president, vice president (or the equivalent thereof), chief financial officer (or the equivalent thereof) or treasurer of such Person; provided that the secretary or assistant secretary of such Person shall have delivered an incumbency certificate to the Administrative Agent as to the authority of such Authorized Officer.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

“Barbados Credit Party” means each of Valeant Holdings (Barbados) SRL, Valeant International (Barbados) SRL, Biovail Laboratories International (Barbados) SRL, Hythe Property Incorporated and each other Credit Party that is organized under the laws of Barbados.

“Barbados Guarantee” means the Barbados Guarantee Agreement, dated as of the Third Restatement Date, by each Barbados Credit Party substantially in the form of Exhibit H-2, as it may be amended, restated, supplemented or otherwise modified from time to time.

“Barbados Security Documents” means each of the documents set forth on Schedule 5.10(a), dated as of the Third Restatement Date, as each of such documents may be amended, restated, supplemented or otherwise modified from time to time and additional analogous agreements as may be entered into from time to time in accordance with Section 5.10 and as required by the Collateral Documents.

“Barclays” as defined in the preamble hereto.

“Base Rate” means, for any day, a rate per annum equal to the greater of (i) the Prime Rate in effect on such day and (ii) the Federal Funds Effective Rate in effect on such day plus  1⁄2 of 1%. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively; provided, however, that notwithstanding the foregoing, the Base Rate in respect of Tranche B Term Loans shall at no time be less than 1.75% per annum. On any day that Base Rate Loans are outstanding, in no event shall the Base Rate be less than the sum of (i) the Adjusted Eurodollar Rate (after giving effect to the Adjusted Eurodollar Rate “floor” set forth in the definition thereof in the case of Tranche B Term Loans) that would be payable on such day for a Eurodollar Rate Loan with a one-month interest period plus (ii) the difference between the Applicable Margin for Eurodollar Rate Loans and the Applicable Margin for Base Rate Loans.

“Base Rate Loan” means a Loan bearing interest at a rate determined by reference to the Base Rate.

“Bausch & Lomb Acquisition” means the acquisition of Bausch & Lomb Holdings Incorporated pursuant to the Bausch & Lomb Acquisition Agreement.

“Bausch & Lomb Acquisition Agreement” means the Agreement and Plan of Merger (together with all exhibits and schedules thereto, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, collectively, the “Bausch & Lomb Acquisition Agreement”), dated as of May 24, 2013, among the Borrower, VPI, one of VPI’s wholly owned U.S. domiciled subsidiaries and Bausch & Lomb Holdings Incorporated.

“Bausch & Lomb Additional Escrow Amount” means an amount equal to (a) all interest that could accrue on the Bausch & Lomb New Senior Notes from and including the date of issuance thereof to and including the Bausch & Lomb Termination Date and (b) all fees and expenses that are incurred in connection with the issuance of the Bausch & Lomb New Senior Notes and all premium, fees, expenses or other amounts payable in connection with the Bausch & Lomb New Senior Notes Redemption.

“Bausch & Lomb Equity Financing” means the issuance and/or sale of equity or equity-linked securities of the Borrower issued and/or sold, as applicable, to (i) finance a portion of the Bausch & Lomb Transactions or (ii) finance the repayment or prepayment of any outstanding Bausch & Lomb Interim Loans incurred to finance the Bausch & Lomb Acquisition.

“Bausch & Lomb Escrow Account” means a deposit or securities account at a financial institution (such institution, the “Bausch & Lomb Escrow Agent”) into which the Bausch & Lomb Escrowed Funds are deposited.

“Bausch & Lomb Escrow Agent” shall have the meaning given to such term in the definition of the term “Bausch & Lomb Escrow Account.”

“Bausch & Lomb Escrow Issuer” means a newly-formed, wholly-owned subsidiary of Borrower, which, prior to the consummation of the Bausch & Lomb Acquisition, shall have no operations, assets or activities, other than the entering into of the Bausch & Lomb New Senior Notes Documents, the issuance of the Bausch & Lomb New Senior Notes, and activities incidental thereto, including the deposit of the Bausch & Lomb Escrow Funds in the Bausch & Lomb Escrow Account.

“Bausch & Lomb Escrowed Funds” means an amount, in cash or Eligible Escrow Investments, not to exceed the sum of (a) the issue price of the Bausch & Lomb New Senior Notes, plus (b) the Bausch & Lomb Additional Escrow Amount, plus (c) so long as they are retained in the Bausch & Lomb Escrow Account, any income, proceeds or products of the foregoing.

“Bausch & Lomb Interim Loans” means, collectively, the Bausch & Lomb Series A Interim Loans and the Bausch & Lomb Series B Interim Loans incurred pursuant to the Bausch & Lomb Senior Interim Loan Documents.

“Bausch & Lomb New Senior Notes” means debt securities issued after the Amendment No. 5 Effective Date of the Bausch & Lomb Escrow Issuer to finance a portion of the Bausch & Lomb Transactions; provided that the net proceeds of such debt securities are deposited into the Bausch & Lomb Escrow Account upon the issuance thereof.

“Bausch & Lomb New Senior Notes Documents” means the Bausch & Lomb New Senior Notes Indenture, the Bausch & Lomb New Senior Notes Escrow Documents and any other documents entered into by the Borrower, VPI and/or Bausch & Lomb Escrow Issuer in connection with the Bausch & Lomb New Senior Notes; provided that such documents shall require that (a) if the Bausch & Lomb Acquisition shall not be consummated on or before the Bausch & Lomb Termination Date, the Bausch & Lomb New Senior Notes shall be redeemed in full (the “Bausch & Lomb New Senior Notes Redemption”) no later than the third Business Day after the Bausch & Lomb Termination Date and (b) the Bausch & Lomb Escrowed Funds shall be released from the Bausch & Lomb Escrow Account before the Bausch & Lomb Termination Date or within three Business Days after the Bausch & Lomb Termination Date (A) upon the consummation of the Bausch & Lomb Transactions and applied to finance a portion of the Bausch & Lomb Acquisition or (B) to effectuate the Bausch & Lomb New Senior Notes Redemption.

“Bausch & Lomb New Senior Notes Escrow Documents” means the agreement(s) governing the Bausch & Lomb Escrow Account and any other documents entered into in order to provide the Bausch & Lomb Escrow Agent (or its designee) a Lien on the Bausch & Lomb Escrowed Funds.

“Bausch & Lomb New Senior Notes Indenture” means the indenture pursuant to which the Bausch & Lomb New Senior Notes shall be issued.

“Bausch & Lomb New Senior Notes Redemption” shall have the meaning given to such term in the definition of the term “Bausch & Lomb New Senior Notes Documents.”

“Bausch & Lomb Refinancing” shall have the meaning given to such term in the definition of the term “Bausch & Lomb Transactions.”

“Bausch & Lomb Senior Interim Loan Documents” means customary documentation for interim unsecured bridge loans; provided, that the Bausch & Lomb Interim Loans (i) are not guaranteed by any Subsidiary of the Borrower that is not a Guarantor, (ii) are not secured by a Lien on any assets of the Borrower or any of its Subsidiaries, (iii) have a final maturity date not prior to the date that is at least 180 days after the latest Term Loan Maturity Date and (iv) the terms of such Bausch & Lomb Interim Loans do not provide for any scheduled repayment, mandatory redemption or sinking fund obligations prior to the latest Term Loan Maturity Date (other than mandatory prepayments with any Cash proceeds from any Bausch & Lomb Equity Financing or from the issuance of Bausch & Lomb New Senior Notes).

“Bausch & Lomb Series A Interim Loans” means senior unsecured interim loans incurred by the Borrower or VPI in an aggregate principal amount not to exceed $3,275,000,000 to finance a portion of the Bausch & Lomb Transactions.

“Bausch & Lomb Series B Interim Loans” means senior unsecured interim loans incurred by the Borrower or VPI in an aggregate principal amount not to exceed $1,700,000,000 to finance a portion of the Bausch & Lomb Transactions.

“Bausch & Lomb Termination Date” means 5:00 pm New York time on the sixth-month anniversary of the date of the Bausch & Lomb Acquisition Agreement.

“Bausch & Lomb Transactions” means collectively, (a) the Bausch & Lomb Acquisition and other related transactions contemplated by the Bausch & Lomb Acquisition Agreement; (b) the incurrence of new Term Loans hereunder pursuant to a Joinder Agreement in accordance with Section 2.25 to be entered into after the Amendment No. 5 Effective Date; (c) the issuance of the Bausch & Lomb New Senior Notes; (d) the incurrence of the Bausch & Lomb Interim Loans, if any; (e) the issuance and/or sale of the Bausch & Lomb Equity Financing; (f) the refinancing, repayment, termination and discharge of certain Indebtedness of Bausch & Lomb Holdings Incorporated (the “Bausch & Lomb Refinancing”); and (g) the payment of all fees and expenses owing in connection with the foregoing.

“Bausch & Lomb Unsecured Debt” means, collectively, the Bausch & Lomb New Senior Notes and the Bausch & Lomb Interim Loans.

“Belgian Guarantor” as defined in Section 10.34(a).

“Beneficiary” means each Agent, Issuing Bank, Lender and Lender Counterparty.

“BIA” means the Bankruptcy and Insolvency Act (Canada).

“Biovail Insurance” means Biovail Insurance Incorporated, a company organized under the laws of Barbados.

“Biovail Insurance Trust Indenture” means the trust indenture dated as of June 25, 2003, entered into among Biovail Insurance, Zurich Insurance Company and the other parties thereto.

“Board of Governors” means the Board of Governors of the United States Federal Reserve System, or any successor thereto.

“Borrower” as defined in the preamble hereto.

“Borrower Convertible Notes” means Borrower’s 5.375% Senior Convertible Notes due 2014, issued under that certain indenture dated as of June 10, 2009, among Borrower, The Bank of New York Mellon, as trustee, and BNY Trust Company of Canada, as co-trustee.

“Business Day” means (i) any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or the Province of Ontario or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close and (ii) with respect to all notices, determinations, fundings and payments in connection with the Adjusted Eurodollar Rate or any Eurodollar Rate Loans, the term “Business Day” means any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in Dollar deposits in the London interbank market.

“Canadian Confirmation of Guarantee and Security” means the Confirmation of Guarantee and Security to be executed as of the Third Restatement Date by each Canadian Credit Party, as it may be amended, restated, supplemented or otherwise modified form time to time.

“Canadian Credit Party” means Borrower and each other Credit Party that (i) is organized under the laws of Canada or any province or territory thereof, (ii) carries on business in Canada, or (iii) has any title or interest in or to material property in Canada.

“Canadian Dollars” and the sign “CDN$” mean the lawful money of Canada.

“Canadian Employee Benefit Plans” means all plans, arrangements, agreements, programs, policies, practices or undertakings, whether oral or written, formal or informal, funded or unfunded, insured or uninsured, registered or unregistered to which a Canadian Credit Party is a party or bound or in which their employees participate or under which a Canadian Credit Party has, or will have, any liability or contingent liability, or pursuant to which payments are made, or benefits are provided to, or an entitlement to payment or benefits may arise with respect to any of their employees or former employees, directors or officers, individuals working on contract with a Canadian Credit Party or other individuals providing services to a Canadian Credit Party of a kind normally provided by employees (or any spouses, dependants, survivors or beneficiaries of any such person), but does not include the Canada Pension Plan that is maintained by the Government of Canada or any Employee Benefit Plan.

“Canadian Guarantee” means the Canadian Guarantee, dated as of June 29, 2011, by each Canadian Credit Party satisfying clause (i) of the definition thereof substantially in the form of Exhibit H-1, as it may be amended, restated, supplemented or otherwise modified from time to time.

“Canadian Pension Plan” means all Canadian Employee Benefit Plans that are required to be registered under Canadian provincial or federal pension benefits standards legislation.

“Canadian Pension Plan Termination Event” means an event which would entitle a Person (without the consent of a Canadian Credit Party) to wind up or terminate a Canadian Pension Plan in full or in part, or the institution of any steps by any Person to withdraw from, terminate participation in, wind up or order the termination or wind-up of, in full or in part, any Canadian Pension Plan, or the receipt by a Canadian Credit Party of correspondence from a Governmental Authority relating to a potential or actual, partial or full, termination or wind-up of any Canadian Pension Plan, or an event respecting any Canadian Pension Plan which would result in the revocation of the registration of such Canadian Pension Plan or which could otherwise reasonably be expected to adversely affect the tax status of any such Canadian Pension Plan.

“Canadian Pledge and Security Agreement” means the Canadian Pledge and Security Agreement, dated as of June 29, 2011, by each Canadian Credit Party (satisfying clause (i) of the definition thereof) substantially in the form of Exhibit I-2, as it may be amended, restated, supplemented or otherwise modified from time to time.

“Capital Lease” means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

“Cash” means money, currency or a credit balance in any demand or Deposit Account.

“Cash Equivalents” means, as at any date of determination, any of the following: (i) marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government or the Government of Canada, or (b) issued by any agency of the United States Government or the Government of Canada, the obligations of which are backed by the full faith and credit of such government, in each case maturing within one year after such date; (ii) marketable direct obligations issued by any state of the United States of America or any province of Canada or any political subdivision of any such state or province or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody’s; (iii) commercial paper maturing no more than 270 days from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody’s; (iv) certificates of deposit or bankers’ acceptances maturing within one year after such date and issued or accepted by any Lender or by (a) any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that (x) is at least “adequately capitalized” (as defined in the regulations of its primary Federal banking regulator) and (y) has Tier 1 capital (as defined in such regulations) of not less than $500,000,000, or (b) any bank listed on Schedule I of the Bank Act (Canada) that has Tier 1 capital (as defined in OSFI Guideline A-1 on Capital Adequacy Requirements) of not less than CDN$500,000,000; (v) shares of any money market mutual fund that (a) has substantially all of its assets invested continuously in the types of investments referred to in clauses (i) and (ii) above, (b) has net assets of not less than $5,000,000,000, and (c) has the highest rating obtainable from either S&P or Moody’s; (vi) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (i) above and entered into with a financial institution satisfying the criteria described in clause (iv) above; and (vii) other short-term investments utilized by Foreign Subsidiaries in accordance with normal investment practices for cash management in investments of the type analogous to the foregoing.

“Cash Management Agreement” means any agreement or arrangement to provide treasury, depository, overdraft, credit or debit card, purchase card, electronic funds transfer (including automated clearing house fund transfer services) and other cash management services.

“CBCA” means the Canada Business Corporations Act.

“CCAA” means the Companies’ Creditors Arrangement Act (Canada).

“Change of Control” means, at any time, (i) any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act or Part XX of the Securities Act (Ontario)) (a) shall have acquired beneficial ownership of 35% or more on a fully diluted basis of the voting and/or economic interest in the Equity Interests of Borrower or (b) shall have obtained the power (whether or not exercised) to elect a majority of the members of the board of directors (or similar governing body) of Borrower; (ii) Borrower shall cease, directly or indirectly, to beneficially own and control 100% on a fully diluted basis of the economic and voting interest in the Equity Interests of VPI; or (iii) the majority of the seats (other than vacant seats) on the board of directors (or similar governing body) of Borrower shall cease to be occupied by Persons who either (a) were members of the board of directors (or similar governing body) of Borrower immediately following the Third Restatement Date or (b) were nominated for election by the board of directors (or similar governing body) of Borrower, a majority of whom were members of the board of directors (or similar governing body) of Borrower immediately following the Third Restatement Date or whose election or nomination for election was previously approved by a majority of such members.

“Class” means (i) with respect to Lenders, each of the following classes of Lenders: (a) Lenders having Tranche A Term Loan Exposure, (b) Lenders having Tranche B Term Loan Exposure, (c) Lenders (including Swing Line Lender) having Revolving Exposure and (d) Lenders having New Term Loan Exposure of each applicable Series and (ii) with respect to Loans, each of the following classes of Loans: (a) Tranche A Term Loans, (b) Tranche B Term Loans, (c) Revolving Loans (including Swing Line Loans) and (d) each additional Series of New Term Loans. For the avoidance of doubt, 2018 Revolving Lenders and 2020 Revolving Lenders shall constitute one Class of Revolving Lenders, and 2018 Revolving Loans and 2020 Revolving Loans shall constitute one Class of Revolving Loans.

“CNI Growth Amount” means, on any date of determination, (a) 50% of Cumulative Consolidated Net Income minus (b) (1) the aggregate amount at the time of determination of Restricted Junior Payments made since the Third Restatement Date using the CNI Growth Amount pursuant to Section 6.4(h) and (2) Investments made since the Third Restatement Date using the CNI Growth Amount pursuant to Section 6.6(i).

“Co-Syndication Agents” as defined in the preamble hereto.

“Collateral” means, collectively, all of the real, personal and mixed property (including Equity Interests) in which Liens are purported to be granted pursuant to the Collateral Documents as security for the Obligations; provided that the Collateral shall not include any Acquisition Debt Escrowed Funds, the Escrowed Funds, the Bausch & Lomb Escrowed Funds, any Acquisition Debt Escrow Account, the Escrow Account, the Bausch & Lomb Escrow Account, any Acquisition Debt Escrow Debt Documents, any of the New Senior Notes Documents, any of the Bausch & Lomb Senior Interim Loan Documents or any of the Bausch & Lomb New Senior Notes Documents.

“Collateral Agent” as defined in the preamble hereto.

“Collateral Agent Claim” as defined in Section 10.33(a).

“Collateral Documents” means the Second Amended and Restated Pledge and Security Agreement, the Canadian Pledge and Security Agreement, the Barbados Security Documents, the U.S. Mortgages, the Canadian Mortgages, the Quebec Security Documents, the Luxembourg Security Documents, the Swiss Security Documents, the Intellectual Property Security Agreements and all other instruments, documents and agreements delivered by or on behalf or at the request of any Credit Party pursuant to this Agreement, the Original Credit Agreement, the First Amended and Restated Credit Agreement, the Second Amended and Restated Credit Agreement or any of the other Credit Documents in order to grant to, or perfect, preserve or protect in favor of, Collateral Agent, for the benefit of Secured Parties, a Lien on any real, personal or mixed property of that Credit Party as security for the Obligations or to protect or preserve the interest of the Collateral Agent or the Secured Parties therein.

“Collateral Questionnaire” means a certificate substantially in the form of Exhibit M.

“Commitment” means any Revolving Commitment or Term Loan Commitment.

“Compliance Certificate” means a Compliance Certificate substantially in the form of Exhibit C.

“Consolidated Adjusted EBITDA” means, for any period, an amount determined for Borrower and its Subsidiaries on a consolidated basis equal to Consolidated Net Income for such period, plus, (i) to the extent deducted in determining Consolidated Net Income for such period, the sum, without duplication of amounts for:

(a) Consolidated Interest Expense;

(b) provisions for taxes based on income;

(c) total depreciation expense;

(d) total amortization expense;

(e) fees and expenses incurred in connection with the Transactions or the 2010 Transactions;

(f) extraordinary, unusual or non-recurring expenses or charges (including costs of, and payments of, litigation expenses, actual or prospective legal settlements, fines, judgments or orders); provided that in the case of costs of, and payments of, litigation expenses, actual or prospective legal settlements, fines, judgments or orders added back to Consolidated Adjusted EBITDA pursuant to this clause (f), such amount shall not exceed $500,000,000 in any twelve month period, of which no more than $250,000,000 may pertain to any such costs, payments, expenses, settlements, fines, judgments or orders, in each case, arising out of any actual or potential claim, investigation, litigation or other proceeding that the Borrower has not publicly disclosed (via press release and or any filing with the SEC) on or prior to the Amendment No. 14 Effective Date;

(g) (i) restructuring charges (which, for the avoidance of doubt, shall include retention, severance, systems establishment costs, excess pension charges, contract termination costs and costs to consolidate facilities and relocate employees) not to exceed (x) $100,000,000 in any twelve-month period ending on or prior to December 31, 2013 and (y) $200,000,000 in any twelve-month period ending after December 31, 2013 (in each case, other than such charges contemplated by the following clause (ii)) and (ii) (w) in any twelve-month period ending on or prior to December 31, 2013, any restructuring charges (which, for the avoidance of doubt, shall include retention, severance, systems establishment costs, excess pension charges, contract termination costs and costs to consolidate facilities and relocate employees and charges in connection with the termination or settlement of employee stock options, restricted stock units and performance stock units) in connection with the Medicis Acquisition, (x) on or prior to December 31, 2014, any restructuring charges (which, for the avoidance of doubt, shall include retention, severance, systems establishment costs, excess pension charges, contract termination costs and costs to consolidate facilities and relocate employees and charges in connection with the termination or settlement of employee stock options, restricted stock units and performance stock units) in connection with the Bausch & Lomb Acquisition, (y) on or prior to March 31, 2016, any restructuring charges (which, for the avoidance of doubt, shall include retention, severance, systems establishment costs, excess pension charges, contract termination costs and costs to consolidate facilities and relocate employees and charges in connection with the termination or settlement of employee stock options, restricted stock units and performance stock units) in connection with the Sun Acquisition and (z) any restructuring charges (which, for the avoidance of doubt, shall include retention, severance, systems establishment costs, excess pension charges, contract termination costs and costs to consolidate facilities and relocate employees and charges in connection with the termination or settlement of employee stock options, restricted stock units and performance stock units, in each case in existence as of the Original Closing Date) in connection with the Sanitas Acquisition, the Transactions or the 2010 Transactions;

(h) any extraordinary gain or loss and any expense or charge attributable to the disposition of discontinued operations;

(i) (i) fees and expenses in connection with any proposed or actual issuance of any Indebtedness or Equity Interests, or any proposed or actual acquisitions, investments, asset sales or divestitures permitted hereunder, in an aggregate amount not to exceed (x) $150,000,000 in any twelve-month period ending on or prior to March 31, 2017 and (y) $75,000,000 in any twelve-month period ending after March 31, 2017 (in each case, other than such fees and expenses contemplated by the following clause) and (ii) (x) fees and expenses in connection with the Medicis Acquisition, (y) fees and expenses in connection with the Bausch & Lomb Acquisition and (z) fees and expenses in connection with the Sun Acquisition;

(j) other non-Cash charges (including impairment charges and other write offs of intangible assets and goodwill, but excluding amortization of a prepaid Cash charge that was paid in a prior period); provided that if any such non-Cash charge (or any portion thereof) represents an accrual or reserve for any potential Cash items in any future period, (i) the Borrower may elect not to add back such non-Cash charge in the then-current period and instead add back such amount to a following period, and (ii) to the extent the Borrower elects to add back such non-Cash charge, the Cash payment in respect thereof in such future period shall be subtracted from Consolidated Adjusted EBITDA to the same extent in such future period;

(k) the amount of costs savings and synergies projected by Borrower in good faith to be realized on or prior to September 30, 2012 as a result of the 2010 Transactions, net of the amount of actual cost savings and synergies realized during such period as a result of the 2010 Transactions; provided that (i) such cost savings and synergies are (A) reasonably identifiable, (B) factually supportable and (C) certified by the chief financial officer (or the equivalent thereof) of Borrower and (ii) the aggregate amount of such cost savings and synergies increasing Consolidated Adjusted EBITDA pursuant to this clause (k) shall not exceed $140,000,000;

(l) fees and expenses in connection with the amendment, amendment and restatement, supplement, modification or waiver of this Agreement or any other Indebtedness, whether or not successful;

(m) costs, fees and expenses relating to (i) Philidor Rx Services-related matters and/or product pricing-related matters, (ii) the Inaccurate Information and (iii) any review by the Board of Directors, including any special or ad hoc committee thereof, related to any of the foregoing items in (i) and (ii). Without limiting the items related to the foregoing sentence, such costs, fees and expenses may include, without limitation, all costs, fees and expenses in connection with (w) any employee retention and/or severance implemented after March 1, 2016, (x) any hearing, investigation or litigation related to any of the foregoing, (y) the revision, restatement or supplement of corresponding financial information related to the Borrower as a result of any of the foregoing and (z) any advisors, counsel or consultants related to any of the foregoing, in an aggregate amount under this clause (m) not to exceed $175,000,000; and

(n) the amount of any expense, charge or loss, in each case that is actually reimbursed or reasonably expected to be reimbursed within 365 days by third parties pursuant to indemnification or reimbursement provisions or similar agreements or insurance (it being understood that if the amount received in Cash under any such agreement or insurance in any period exceeds the amount of expense, charge or loss during such period, any excess amount received may be carried forward and applied against any expense, charge or loss in any future period); provided that if any expected reimbursements added back pursuant to this clause (n) are not received within the time period required hereby, such amounts shall be subtracted from Consolidated Adjusted EBITDA with respect to such period; minus

(ii) non-Cash gains increasing Consolidated Net Income for such period (excluding any such non-Cash gain to the extent it represents the reversal of an accrual or reserve for potential Cash items in any prior period and any such non-Cash gain relating to Cash received in a prior period (or to be received in a future period)).

The Lenders hereby agree that clauses (i)(g)(i)(y), (i)(i)(i)(x), (i)(l) and (i)(m) hereof shall be deemed to have been in effect for any period ending on and after December 31, 2015. The Lenders hereby agree that clauses (i)(f) and (i)(n) hereof shall be deemed to have been in effect for any period ending on and after December 31, 2016. In accordance with Section 5.1(c), the Borrower may redetermine Consolidated Adjusted EBITDA for the fiscal year ended December 31, 2016.

“Consolidated Capital Expenditures” means, for any period, the aggregate of all expenditures of Borrower and its Subsidiaries during such period determined on a consolidated basis that, in accordance with GAAP, are or should be included in “purchase of property and equipment” or similar items reflected in the consolidated statement of cash flows of Borrower and its Subsidiaries; provided that Consolidated Capital Expenditures shall not include any expenditures (i) for replacements and substitutions for fixed assets, capital assets or equipment to the extent made with Net Insurance/Condemnation Proceeds invested pursuant to Section 2.14(b) or with Net Asset Sale Proceeds invested pursuant to Section 2.14(a), (ii) which constitute a Permitted Acquisition permitted under Section 6.8, (iii) made by Borrower or any of its Subsidiaries to effect leasehold improvements to any property leased by Borrower or such Subsidiary as lessee, to the extent that such expenses have been reimbursed by the landlord or (iv) made with the proceeds from the issuance of Equity Interests of Borrower permitted hereunder that are Not Otherwise Applied.

“Consolidated Current Assets” means, as at any date of determination with respect to any Person, the total assets of such Person and its Subsidiaries on a consolidated basis that may properly be classified as current assets in conformity with GAAP, excluding Cash and Cash Equivalents.

“Consolidated Current Liabilities” means, as at any date of determination with respect to any Person, the total liabilities of such Person and its Subsidiaries on a consolidated basis that may properly be classified as current liabilities in conformity with GAAP, excluding the current portion of long term debt.

“Consolidated Excess Cash Flow” means, for any period, an amount (if positive) equal to:

(i) the sum, without duplication, of the amounts for such period of (a) Consolidated Net Income, plus, (b) to the extent reducing Consolidated Net Income, the sum, without duplication, of amounts for non Cash charges reducing Consolidated Net Income (including for depreciation and amortization and impairment charges and other write offs of intangible assets and goodwill but excluding any such non Cash charge to the extent that it represents an accrual or reserve for a potential Cash charge in any future period or amortization of a prepaid Cash charge that was paid in a prior period), plus (c) the Consolidated Working Capital Adjustment, minus

(ii) the sum, without duplication, of (a) the amounts for such period paid from Internally Generated Cash of (1) voluntary or mandatory permanent principal prepayments, mandatory repurchases or scheduled repayments of Indebtedness for borrowed money (excluding (I) repayments of Revolving Loans, Swing Line Loans or other revolving lines of credit except to the extent the Revolving Commitments or other revolving lines of credit are permanently reduced in connection with such repayments and (II) voluntary repayments of the Term Loans made with Internally Generated Cash) and scheduled repayments of obligations under Capital Leases (excluding any interest expense portion thereof), (2) Consolidated Capital Expenditures and (3) the aggregate amount of any premium, make-whole or penalty payments actually paid in Cash by the Borrower or any of its Subsidiaries during such period that are required to be made in connection with any prepayment of Indebtedness, plus (b) other non Cash gains increasing Consolidated Net Income for such period (excluding any such non Cash gain to the extent it represents the reversal of an accrual or reserve for a potential Cash charge in any prior period), plus (c) the aggregate amount of Restricted Junior Payments made in Cash by Borrower or any of its Subsidiaries during such period pursuant to clauses (d) and (g) of Section 6.4 using Internally Generated Cash, except to the extent that such Restricted Junior Payments are made to fund expenditures that reduce Consolidated Net Income, plus (d) the aggregate amount of Investments or other acquisitions made in cash by Borrower or any of its Subsidiaries during such period pursuant to clauses (g), (h), (i), (j), (k) and (l) of Section 6.6 (other than any intercompany Investments) or clause (h) of Section 6.8, in each case, using Internally Generated Cash.

“Consolidated Interest Expense” means, for any period, (a) total interest expense (including imputed interest expense in respect of obligations under Capital Leases as determined in accordance with GAAP as well as interest required to be capitalized in accordance with GAAP) of Borrower and its Subsidiaries on a consolidated basis for such period with respect to all outstanding Indebtedness of Borrower and its Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and the net effect of Interest Rate Agreements, but excluding, however, any amount not payable in Cash during such period and any amounts referred to in Section 2.11(c) payable on or before the Third Restatement Date, minus (b) total interest income of Borrower and its Subsidiaries on a consolidated basis for such period.

“Consolidated Net Income” means, for any period, the net income (or loss) of Borrower and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP, provided that there will be excluded (a) the income (or loss) of any Person (other than a Subsidiary of Borrower) in which any other Person (other than Borrower or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to Borrower or any of its Subsidiaries by such Person during such period, (b) except as otherwise expressly provided herein, the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Borrower or is merged into or consolidated with Borrower or any of its Subsidiaries or the income (or loss) in respect of the assets of any Person accrued prior to the date such assets are acquired by Borrower or any of its Subsidiaries, (c) the income of any Subsidiary of Borrower (other than any such Subsidiary that is a Credit Party) during such period to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, (d) any after tax gains or losses attributable to Asset Sales and casualty or condemnation events (of the type described in the definition of “Net Insurance/Condemnation Proceeds”) or returned surplus assets of any Pension Plan, in each case accrued during such period, (e) (to the extent not included in clauses (a) through (d) above) any net extraordinary gains or net extraordinary losses accrued during such period, (f) the cumulative effect of a change in accounting principles and (g) solely for purposes of calculating the CNI Growth Amount for such period, amortization or depreciation expense incurred during such period with respect to assets that are used or useful in the business or lines of business in which Borrower and/or its Subsidiaries are engaged as of the Third Restatement Date or similar or related or ancillary businesses; provided further that, without duplication of amounts included in clause (a) of the preceding proviso, the net income of a Specified Joint Venture for such period shall be included in the calculation of Consolidated Net Income in proportion to Borrower and its Subsidiaries’ Equity Interests in such Specified Joint Venture (provided that the net income of all Specified Joint Ventures included pursuant to this proviso for any period shall not exceed 10% of the aggregate Consolidated

Net Income for Borrower and its Subsidiaries for such period); provided, further, that, without duplication of any amounts that may be eligible to be included in clause (a) of the first proviso, the net income of a Permitted Majority Investment for such period shall be included in the calculation of Consolidated Net Income in proportion to Borrower and its Subsidiaries’ Equity Interests in such Permitted Majority Investment.

“Consolidated Secured Indebtedness” means, as of any date of determination, Consolidated Total Debt that is secured by a Lien on any assets of Borrower and its Subsidiaries.

“Consolidated Total Assets” means, as of any date of determination, the total assets of Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

“Consolidated Total Debt” means, as at any date of determination, the aggregate principal amount of all Indebtedness of Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP (net of unrestricted and unencumbered Cash and Cash Equivalents of Borrower and its Subsidiaries as of such date in an amount not to exceed $600,000,000), provided that the term “Indebtedness” (for purposes of this definition) shall not include any letter of credit, except to the extent of unreimbursed amounts thereunder, provided that Consolidated Total Debt shall not include (x) any unreimbursed amount under commercial letters of credit until one (1) day after such amount is drawn and (y) the Net Mark-to-Market Exposure of any Hedge Agreement, provided further that, for purposes of the definition of “Consolidated Total Debt” the Indebtedness in respect of convertible debt securities shall be deemed to be the aggregate principal amount thereof outstanding as of such date of determination.

“Consolidated Working Capital” means, as at any date of determination, the Consolidated Current Assets of Borrower minus the Consolidated Current Liabilities of Borrower, in each case as of such date. Consolidated Working Capital at any date may be a positive or negative number.

“Consolidated Working Capital Adjustment” means, for any period on a consolidated basis, the Consolidated Working Capital as of the beginning of such period minus the Consolidated Working Capital as of the end of such period. The Consolidated Working Capital Adjustment for any period may be a positive or negative number. In calculating the Consolidated Working Capital Adjustment there shall be excluded the effect of reclassification during such period of current assets to long term assets and current liabilities to long term liabilities and the effect of any Permitted Acquisition or any sales, transfers or other dispositions of any material assets outside the ordinary course of business during such period.

“Contractual Obligation” means, as applied to any Person, any provision of any Security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

“Contribution Agreement” means a contribution agreement substantially in the form of Exhibit L among the Credit Parties and Administrative Agent.

“Conversion/Continuation Date” means the effective date of a continuation or conversion, as the case may be, as set forth in the applicable Conversion/Continuation Notice.

“Conversion/Continuation Notice” means a Conversion/Continuation Notice substantially in the form of Exhibit A-2.

~~“Converted Term Loans” as defined in Amendment No. 14.~~

“Corresponding Debt” as defined in Section 10.30(b) and Section 10.32, as applicable.

“Corresponding Obligations” as defined in Section 10.34(a).

“Counterpart Agreement” means a Counterpart Agreement substantially in the form of Exhibit G delivered by a Credit Party pursuant to Section 5.10 or a similar agreement, in form and substance reasonably acceptable to the Administrative Agent, pursuant to which any Credit Party becomes a Guarantor hereunder. Such Counterpart Agreement may, if reasonably requested by Borrower, include limitations on guarantees applicable to such Subsidiary and required under Applicable Law.

“Credit Date” means the date of a Credit Extension.

“Credit Document” means any of this Agreement, the Notes, if any, the Canadian Guarantee, the Barbados Guarantee, the Counterpart Agreements, if any, the Collateral Documents, the Canadian Confirmation of Guarantee and Security, any documents or certificates executed by Borrower in favor of any Issuing Bank relating to Letters of Credit, and all other documents, instruments or agreements executed and delivered by or on behalf of or at the request of a Credit Party (or any officer of a Credit Party pursuant to the terms hereof) for the benefit of any Agent, any Issuing Bank or any Lender in connection herewith on or after the date hereof and all annexes, appendices, schedules and exhibits to any of the foregoing, as may be amended, restated, supplemented or otherwise modified from time to time.

“Credit Extension” means the making of a Loan or the issuing of a Letter of Credit.

“Credit Party” means Borrower and each Guarantor.

“Cumulative Consolidated Net Income” means, as of any date of determination, Consolidated Net Income of Borrower and its Subsidiaries for the period (taken as one accounting period) commencing on the first day of the Fiscal Quarter of Borrower ending on September 30, 2011 and ending on the last day of the most recently ended Fiscal Quarter or Fiscal Year, as applicable, for which financial statements required to be delivered pursuant to Section 5.1(a) or Section 5.1(b), and the related Compliance Certificate required to be delivered pursuant to Section 5.1(c), have been received by Administrative Agent.

“Currency Agreement” means any foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement, each of which is for the purpose of hedging the foreign currency risk associated with Borrower’s and its Subsidiaries’ operations and not for speculative purposes.

“Default” means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default.

“Default Excess” means, with respect to any Funds Defaulting Lender, the excess, if any, of such Defaulting Lender’s Pro Rata Share of the aggregate outstanding principal amount of Loans of all Lenders (calculated as if all Funds Defaulting Lenders (including such Funds Defaulting Lender) had funded all of their respective Defaulted Loans) over the aggregate outstanding principal amount of all Loans of such Funds Defaulting Lender.

“Default Period” means, (x) with respect to any Funds Defaulting Lender, the period commencing on the date that such Lender became a Funds Defaulting Lender and ending on the earliest of: (i) the date on which all Commitments are cancelled or terminated and/or the Obligations are declared or become immediately due and payable, (ii) the date on which (a) the Default Excess with respect to such Defaulting Lender shall have been reduced to zero (whether by the funding by such Defaulting Lender of any Defaulted Loans of such Defaulting Lender or by the non pro rata application of any voluntary or mandatory prepayments of the Loans in accordance with the terms of Section 2.13 or Section 2.14 or by a combination thereof) or such Defaulting Lender shall have paid all amounts due under Section 9.6, as the case may be, and (b) such Defaulting Lender shall have delivered to Borrower and Administrative Agent a written reaffirmation of its intention to honor its obligations hereunder with respect to its Commitments, and (iii) the date on which Borrower, Administrative Agent and Requisite Lenders waive all failures of such Defaulting Lender to fund or make payments required hereunder in writing; and (y) with respect to any Insolvency Defaulting Lender, the period commencing on the date such Lender became an Insolvency Defaulting Lender and ending on the earliest of the following dates: (i) the date on which all Commitments are cancelled or terminated and/or the Obligations are declared or become immediately due and payable and (ii) the date that such Defaulting Lender ceases to hold any portion of the Loans or Commitments.

“Defaulted Loan” means any Revolving Loan or portion of any unreimbursed payment under Section 2.3(b)(v) or 2.4(e) not made by any Lender when required hereunder.

“Defaulting Lender” means any Funds Defaulting Lender or Insolvency Defaulting Lender.

“Defined Benefit Plan” means any Canadian Employee Benefit Plan which contains a “defined benefit provision,” as defined in subsection 147.1(1) of the Income Tax Act (Canada).

“Delayed Draw Commitment” as defined in the Second Amended and Restated Credit Agreement.

“Delayed Draw Term Loan” means a Tranche A Term Loan made by a Lender pursuant to Section 2.1(a)(ii) of the Second Amended and Restated Credit Agreement.

“Deposit Account” means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

“Dermik Acquisition” means the acquisition of certain assets and rights, and assumption of certain liabilities, relating to Dermik, a business unit of Sanofi, by Borrower and certain of its wholly-owned Subsidiaries pursuant to that certain asset purchase agreement, dated as of July 8, 2011, by and among Sanofi, Borrower and Valeant International (Barbados) SRL, including the disclosure letter, schedules, annexes and exhibits attached thereto and all material documents related to the consummation of the transactions contemplated thereby, as amended, modified and supplemented.

“Designated Noncash Consideration” means non-Cash consideration received by Borrower or any of its Subsidiaries in connection with an Asset Sale that is designated by Borrower as Designated Noncash Consideration, less the amount of Cash received in connection with a subsequent sale of such Designated Noncash Consideration, which Cash shall be considered Net Asset Sale Proceeds received as of such date and shall be applied pursuant to Section 2.14(a).

“Disqualified Equity Interests” means any Equity Interest which, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (i) matures or is mandatorily redeemable (other than solely for Equity Interests which are not otherwise Disqualified Equity Interests), pursuant to a sinking fund obligation or otherwise, (ii) is redeemable at the option of the holder thereof (other than solely for Equity Interests which are not otherwise Disqualified Equity Interests), in whole or in part, (iii) provides for scheduled payments or dividends in cash, or (iv) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is 91 days after the latest Term Loan Maturity Date, except, in the case of clauses (i) and (ii), if as a result of a change of control or asset sale, so long as any rights of the holders thereof upon the occurrence of such a change of control or asset sale event are subject to the prior payment in full of all Obligations (other than contingent amounts not yet due), the cancellation or expiration of all Letters of Credit and the termination of the Commitments).

“Dollars” and the sign “$” mean the lawful money of the United States of America.

“Domestic Subsidiary” means any Subsidiary organized under the laws of the United States of America, any State thereof or the District of Columbia.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eligible Assignee” means any Person other than a natural Person that is (i) a Lender, an Affiliate of any Lender or a Related Fund (any two or more Related Funds being treated as a single Eligible Assignee for all purposes hereof) or (ii) a commercial bank, insurance company, investment or mutual fund or other entity that is an “accredited investor” (as defined in Regulation D under the Securities Act or as defined under the Canadian Securities Administrators National Instrument 45-106, as amended, supplemented, replaced or otherwise modified from time to time) and which extends credit or buys loans in the ordinary course of business; provided, neither any Credit Party nor any Affiliate thereof shall be an Eligible Assignee.

“Eligible Escrow Investments” means (x)(1) securities issued or directly and fully guaranteed or insured by the U.S. government or any agency or instrumentality thereof (provided, that the full faith and credit of the U.S. is pledged in support thereof) having repricings or maturities of not more than one year from the date of acquisition; (2) certificates of deposit and time deposits with maturities of one year or less from the date of acquisition, bankers’ acceptances with maturities not exceeding one year and overnight bank deposits, in each case, with any United States commercial bank having capital and surplus in excess of $500,000,000 and a Thomson Bank Watch Rating of “B” or better; (3) repurchase obligations with a term of not more than 14 days for underlying securities of the types described in clauses (1) and (2) above entered into and (y) money market funds that invest solely in investments of the kinds described in clauses (1) through (3) of subclause (x) above.

“Employee Benefit Plan” means, in respect of any Credit Party, any “employee benefit plan” as defined in Section 3(3) of ERISA which is or was sponsored, maintained or contributed to by, or required to be contributed by, Borrower, any of its Subsidiaries or any of its ERISA Affiliates in each case other than any Canadian Employee Benefit Plan.

“Environmental Claim” means any notice of violation, claim, legal charge, action, suit, proceeding, demand, abatement order or other order or directive (conditional or otherwise), by any Governmental Authority or any other Person, arising (i) pursuant to or in connection with any actual or alleged violation of or liability under any Environmental Law; (ii) in connection with any Hazardous Material or any actual or alleged Release or threat of Release of any Hazardous Materials; or (iii) in connection with any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment.

“Environmental Laws” means the common law, any and all foreign or domestic, federal, state or provincial (or any subdivision of either of them) statutes, ordinances, by-laws, orders, rules, codes, guidelines, regulations, judgments, Governmental Authorizations, or any other requirements of Governmental Authorities relating to (i) the generation, use, storage, treatment, presence, handling, abatement, remediation, transportation or Release or threat of Release of Hazardous Materials; (ii) as it relates to exposure to Hazardous Materials, occupational safety and health and industrial hygiene; or (iii) land use or the protection of the environment, natural resources, or human, plant or animal safety, health or welfare, in each of cases (i) through (iii), in any manner applicable to Borrower or any of its Subsidiaries or any Facility.

“Equity Interests” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including partnership interests and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing (excluding convertible securities to the extent constituting “Indebtedness” for purposes of this Agreement).

“Equivalent Amount” means, at any time, (a) with respect to Dollars or an amount denominated in Dollars, such amount and (b) with respect to an amount denominated in a currency other than Dollars, the equivalent amount thereof in Dollars at such time on the basis of the Spot Rate as of such time for the purchase of Dollars with such currency.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor thereto.

“ERISA Affiliate” means, as applied to any Person, (i) any corporation which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Internal Revenue Code of which that Person is a member; (ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Internal Revenue Code of which that Person is a member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Internal Revenue Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member. Any former ERISA Affiliate of Borrower or any of its Subsidiaries shall continue to be considered an ERISA Affiliate of Borrower or any such Subsidiary within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of Borrower or such Subsidiary and with respect to liabilities arising after such period for which Borrower or such Subsidiary could be liable under the Internal Revenue Code or ERISA.

“ERISA Event” means (i) a “reportable event” within the meaning of Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30 day notice to the PBGC has been waived by regulation); (ii) the failure to meet the minimum funding standard of Section 412 of the Internal Revenue Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(c) of the Internal Revenue Code) or the failure to make by its due date a required installment under Section 430(j) of the Internal Revenue Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (iii) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (iv) the withdrawal by Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability to Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates pursuant to Section 4063 or 4064 of ERISA; (v) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which might constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (vi) the imposition of liability on Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the withdrawal of Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefore, or the receipt by Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (viii) the occurrence of an act or omission which could give rise to the imposition on Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates of fines, penalties, taxes or related charges under Chapter 43 of the Internal Revenue Code or under Section 409, Section 502(c), (i) or (l), or Section 4071 of ERISA in respect of any Employee Benefit Plan; (ix) the assertion of a material claim (other than routine claims for benefits) against any Employee Benefit Plan other than a Multiemployer Plan or the assets thereof, or against Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates in connection with any Employee Benefit Plan; (x) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under Section 401(a) of the Internal Revenue Code) to qualify under Section 401(a) of the Internal Revenue Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under Section 501(a) of the Internal Revenue Code; or (xi) the imposition of a Lien on the assets of Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates pursuant to Section 430(k) of the Internal Revenue Code or ERISA or a violation of Section 436 of the Internal Revenue Code by Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates.

“Escrow Account” means a deposit or securities account at a financial institution (such institution, the “Escrow Agent”) into which the Escrowed Funds are deposited.

“Escrow Acquisition” has the meaning given to such term in the definition of the term “Acquisition Escrow Debt.”

“Escrow Acquisition Termination Date” means the agreed “termination date” of any Escrow Acquisition.

“Escrow Agent” shall have the meaning given to such term in the definition of the term “Escrow Account.”

“Escrow Issuer” means a newly-formed, wholly-owned subsidiary of Borrower, which, prior to the consummation of the Medicis Acquisition, shall have no operations, assets or activities, other than the entering into of the New Senior Notes Documents, the issuance of the New Senior Notes, and activities incidental thereto, including the deposit of the Escrow Funds in the Escrow Account.

“Escrowed Funds” means an amount, in cash or Eligible Escrow Investments, not to exceed the sum of (a) the issue price of the New Senior Notes, plus (b) the Additional Escrow Amount, plus (c) so long as they are retained in the Escrow Account, any income, proceeds or products of the foregoing.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Eurodollar Rate” means for any Interest Period as to any Eurodollar Rate Loan, (i) the rate per annum determined by the Administrative Agent to be the offered rate which appears on the page of the Reuters Screen which displays the London interbank offered rate administered by ICE Benchmark Administration Limited (such page currently being the LIBOR01 page) (the “LIBO Rate”) for deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period in Dollars, determined as of approximately 11:00 a.m. (London, England time), two Business Days prior to the commencement of such Interest Period, (ii) in the event the rate referenced in the preceding clause (i) does not appear on such page or service or if such page or service shall cease to be available, the rate determined by the Administrative Agent to be the offered rate on such other page or other service which displays the LIBO Rate for deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period in Dollars, determined as of approximately 11:00 a.m. (London, England time) two Business Days prior to the commencement of such Interest Period or (iii) in the event the rates referenced in the preceding clauses (i) and (ii) are not available, the rate per annum determined by the Administrative Agent to be the average offered quotation rate by major banks in the London interbank market to Barclays for deposits (for delivery on the first day of the relevant period) in Dollars of amounts in same day funds comparable to the principal amount of the Eurodollar Rate Loan for which the Eurodollar Rate is then being determined with maturities comparable to such Interest Period as of approximately 11:00 a.m. (London, England time) two Business Days prior to the commencement of such Interest Period; provided that if LIBO Rates are quoted under either of the preceding clauses (i) or (ii), but there is no such quotation for the Interest Period elected, the LIBO Rate shall be equal to the Interpolated Rate; provided, further that if any such rate determined pursuant to the preceding clauses (i), (ii) or (iii) is below zero, the Eurodollar Rate will be deemed to be zero.

“Eurodollar Rate Loan” means a Loan bearing interest at a rate determined by reference to the Adjusted Eurodollar Rate.

“Event of Default” means each of the conditions or events set forth in Section 8.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

“Excluded Subsidiary” means (a) any Subsidiary that is not a wholly-owned Subsidiary and (b) any Immaterial Subsidiary.

“Excluded Taxes” means, with respect to any Agent, any Lender (including each Swing Line Lender and Issuing Bank) or any other recipient of any payment to be made by or on account of any obligation of any Credit Party hereunder or under any other Credit Document, (a) any Taxes imposed on (or measured by) its net income or profits (or any franchise or similar Taxes in lieu thereof) or, in the case of Canada, capital, by a jurisdiction as a result of (i) the recipient being organized, resident or, in the case of any Lender, having its lending office located or (ii) the recipient carrying on or being engaged in or being deemed to carry on or be engaged in a trade or business (including having a permanent establishment) for Tax purposes (other than any trade or business arising or deemed to arise from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transactions pursuant to, or enforced, any Credit Documents), in such jurisdiction (including any political subdivision of such jurisdiction), (b) any branch profits tax within the meaning of section 884(a) of the Internal Revenue Code or similar Tax imposed by any jurisdiction described in clause (a) and (c) any withholding tax (including U.S. federal backup withholding tax) that is attributable to a Lender’s failure to comply with Section 2.20(d).

“Existing Revolving Loans” as defined in Section 2.26(b).

“Existing Revolving Tranche” as defined in Section 2.26(b).

“Existing Term Loan Tranche” as defined in Section 2.26(a).

“Existing Tranche” shall mean any Existing Term Loan Tranche or Existing Revolving Tranche, as applicable.

“Extended Revolving Commitments” as defined in Section 2.26(b).

“Extended Revolving Loans” as defined in Section 2.26(b).

“Extended Revolving Loan Exposure” means, with respect to any Lender, as of any date of determination, the outstanding principal amount of the Extended Revolving Loans of such Lender.

“Extended Term Loans” as defined in Section 2.26(a).

“Extended Term Loan Exposure” means, with respect to any Lender, as of any date of determination, the outstanding principal amount of the Extended Term Loans of such Lender.

“Extending Lender” as defined in Section 2.26(c).

“Extension Amendment” as defined in Section 2.26(d).

“Extension Date” means any date on which any Existing Term Loan Tranche or Existing Revolving Tranche is modified to extend the related scheduled maturity date(s) in accordance with Section 2.26 (with respect to the Lenders under such Existing Term Loan Tranche or Existing Revolving Tranche which agree to such modification).

“Extension Election” as defined in Section 2.26(c).

“Extension Request” means any Term Loan Extension Request or Revolving Extension Request.

“Extension Tranche” means all Extended Term Loans of the same tranche or Extended Revolving Commitments of the same tranche that are established pursuant to the same Extension Amendment (or any subsequent Extension Amendment to the extent such Extension Amendment expressly provides that the Extended Term Loans or Extended Revolving Commitments, as applicable, provided for therein are intended to be a part of any previously established Extension Tranche).

“Facility” means any real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or heretofore owned, leased, operated or used by Borrower or any of its Subsidiaries or any of their respective predecessors or Affiliates.

“Federal Funds Effective Rate” means, for any day, the rate per annum (expressed as a decimal, rounded upwards, if necessary, to the next higher 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that, (i) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding

Business Day as so published on the next succeeding Business Day, and (ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average (rounded upwards, if necessary, to the next higher 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“Financial Officer Certification” means, with respect to the financial statements for which such certification is required, the certification of the chief financial officer (or the equivalent thereof) of Borrower that such financial statements fairly present, in all material respects, the financial condition of Borrower and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year end adjustments.

“Financial Plan” as defined in Section 5.1(i).

“First Amended and Restated Credit Agreement” as defined in the recitals.

“First Restatement Date” means August 10, 2011.

“First Priority” means, with respect to any Lien purported to be created in any Collateral pursuant to any Collateral Document, that such Lien is the only Lien to which such Collateral is subject, other than any Permitted Lien.

“Fiscal Quarter” means a fiscal quarter of any Fiscal Year.

“Fiscal Year” means the fiscal year of Borrower and its Subsidiaries ending on December 31 of each calendar year.

“Flood Hazard Property” means any Real Estate Asset subject to a Mortgage in favor of Collateral Agent, for the benefit of the Secured Parties, and located in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards.

“Foreign Security Agreements” as defined in Section 10.29.

“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.

“French Parallel Debt” as defined in Section 10.30(a).

“French Security Documents” as defined in Section 10.30.

“Funding Notice” means a notice substantially in the form of Exhibit A-1.

“Funds Defaulting Lender” means any Lender who (i) defaults in its obligation to fund any Revolving Loan or its portion of any unreimbursed payment under Section 2.3(b)(v) or 2.4(e) or its Pro Rata Share of any payment under Section 9.6 within two Business Days of the date such amounts were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination in good faith that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, (ii) has notified Borrower or Administrative Agent in writing, or has made a public statement, that it does not intend to comply with its obligation to fund any Revolving Loan or its portion of any unreimbursed payment under Section 2.3(b)(v) or 2.4(e) or its Pro Rata Share of any payment under Section 9.6 (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination in good faith that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (iii) has failed to confirm that it will comply with its obligation to fund any Revolving Loan or its portion of any unreimbursed payment under Section 2.3(b)(v) or 2.4(e) or its Pro Rata Share of any payment under Section 9.6 within five Business Days after written request for such confirmation from Administrative Agent

(which request may only be made after all conditions to funding have been satisfied); provided that such Lender shall cease to be a Funds Defaulting Lender upon receipt of such confirmation by Administrative Agent, or (iv) has failed to pay to Administrative Agent or any other Lender any amount (other than its portion of any Revolving Loan or amounts required to be paid under Section 2.3(b)(v), 2.4(e) or 9.6 or any other amount that is de minimis) due under any Credit Document within five Business Days of the date due, unless such amount is the subject of a good faith dispute.

“GAAP” means, subject to the limitations on the application thereof set forth in Section 1.2, United States generally accepted accounting principles in effect as of the date of determination thereof.

“German Parallel Debt” as defined in Section 10.32.

“Governmental Acts” means any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority.

“Governmental Authority” means any federal, state, provincial, territorial, municipal, national or other government, governmental department, commission, board, bureau, court, agency, organization, central bank, tribunal or instrumentality or political subdivision thereof or any other entity, officer or examiner exercising executive, legislative, judicial, regulatory, governmental (quasi-governmental) or administrative functions of or pertaining to any government or any court or central bank, in each case whether associated with a state of the United States, the United States, a province or territory of Canada, Canada, Barbados, or a foreign entity or government.

“Governmental Authorization” means any permit, license, approval, authorization, plan, directive, direction, certificate, accreditation, registration, notice, agreement, consent order or consent decree or other like instrument of, from or required by any Governmental Authority.

“Grantor” means Borrower and each of its Subsidiaries, in each case granting a Lien to Collateral Agent to secure any Obligations.

“GSLP” as defined in the preamble hereto.

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation, provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term “Guarantee” as a verb has a corresponding meaning.

“Guaranteed Obligations” as defined in Section 7.1.

“Guarantor” means, (i) on the Third Restatement Date, each of Borrower’s Subsidiaries listed on Schedule 1.1(b) and (ii) thereafter, any Person that executes a Counterpart Agreement, pursuant to Section 5.10.

“Guarantor Subsidiary” means each Guarantor other than Borrower.

“Guaranty” means the guaranty of each Guarantor set forth in Section 7.

“Hazardous Materials” means any chemical, material or substance: (i) that is prohibited, limited, restricted or otherwise regulated under Environmental Laws, (ii) that may or could reasonably be expected to pose a hazard to the health and safety of the owners, occupants or any Persons in the vicinity of any Facility or to the indoor or outdoor environment, or (iii) that are included in the definition of “hazardous substances,” “waste,” “hazardous waste,” “hazardous materials,” “toxic substances,” “pollutants,” “polluting substance,” “contaminants,” “contamination,” “dangerous goods,” “deleterious substances” or words of similar import under any Environmental Law.

“Hedge Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value, any Interest Rate Agreement or any similar transaction or combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of Borrower or any of its Subsidiaries shall be a Hedge Agreement.

“Highest Lawful Rate” means the maximum lawful interest rate, if any, that at any time or from time to time may be contracted for, charged, or received under the laws applicable to any Lender which are presently in effect or, to the extent allowed by law, under such Applicable Law which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than Applicable Law now allows.

“Historical Financial Statements” means as of the Third Restatement Date, (i) the audited consolidated financial statements of Borrower and its Subsidiaries, for the immediately preceding three Fiscal Years ended more than 90 days prior to the Third Restatement Date, consisting of consolidated balance sheets and the related consolidated statements of income, stockholders’ equity and cash flows for such Fiscal Years, and (ii) the unaudited consolidated financial statements of Borrower and its Subsidiaries as of the most recent ended Fiscal Quarter after the date of the most recent audited consolidated financial statements and ended at least 45 days prior to the Third Restatement Date, consisting of a consolidated balance sheet and the related consolidated statements of income and cash flows for the three-, six- or nine-month period, as applicable, ending on such date, and, in each case, certified by the chief financial officer of Borrower that they fairly present, in all material respects, the financial condition of Borrower and its Subsidiaries, respectively, as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year end adjustments and the absence of footnotes in the case of the unaudited consolidated financial statements.

“Immaterial Subsidiary” means any Subsidiary of Borrower, designated in writing to Administrative Agent by Borrower as an “Immaterial Subsidiary,” that, individually and collectively with all other Immaterial Subsidiaries as of the relevant date of determination, has (i) total assets as of such date of less than 7.5% of Consolidated Total Assets as of such date and (ii) total revenues for the ended four-fiscal-quarter period most recently ended prior to such date of less than 7.5% of the consolidated total revenues of Borrower and its Subsidiaries for such period. It is understood and agreed that Borrower may, from time to time, redesignate any Immaterial Subsidiary as a non-Immaterial Subsidiary to the extent that the requirements set forth in Section 5.10 are satisfied with respect to such Subsidiary at or prior to the date of such redesignation.

“Inaccurate Information” means any financial reporting or financial statements or projections or pro forma financial information (and any related disclosures) maintained or provided on or prior to April 6, 2016 by or relating to Borrower which recognized revenue incorrectly as described in Borrower’s press release dated March 21, 2016, Borrower’s Form 12b-25 filing dated February 29, 2016 and Borrower’s Form 8-K filing dated March 21, 2016, including any such reporting as it may have impacted Borrower’s balance sheet, consolidated statements of income and cash flows for such periods.

“Increased Amount Date” as defined in Section 2.25.

“Increased Cost Lender” as defined in Section 2.23.

“Indebtedness” means, as applied to any Person, without duplication, (i) all indebtedness of such Person for borrowed money (including for the avoidance of doubt, convertible debt securities); (ii) that portion of obligations of such Person with respect to Capital Leases that is properly classified as a liability on a balance sheet of such Person in conformity with GAAP; (iii) notes payable and drafts accepted representing extensions of credit to such Person whether or not representing obligations for borrowed money; (iv) any obligation of such Person owed for all or any part of the deferred purchase price of property or services including any earn out obligations to the extent required to be reflected on a consolidated balance sheet of Borrower prepared in accordance with GAAP (excluding any such obligations incurred under ERISA), which purchase price is (a) due more than twelve months from the date of incurrence of the obligation in respect thereof or (b) evidenced by a note or similar written instrument; (v) all indebtedness of such Person secured by any Lien on any property or asset owned or held by such Person regardless of whether the indebtedness secured thereby shall have been assumed by such Person or is nonrecourse to the credit of such Person; (vi) the face amount of any letter of credit issued for the account of such Person or as to which that Person is otherwise liable for reimbursement of drawings; (vii) Disqualified Equity Interests issued by such Person; (viii) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co making, discounting with recourse or sale with recourse by such Person of the obligation of another Person to the extent such obligation would constitute Indebtedness pursuant to any of clauses (i) through (vii) or clause (xi) hereof; (ix) any obligation of such Person the primary purpose or intent of which is to provide assurance to an obligee that the obligation constituting Indebtedness pursuant to clauses (i) through (vii) or (xi) hereof of the obligor thereof will be paid or discharged, or any agreement relating thereto will be complied with, or the holders thereof will be protected (in whole or in part) against loss in respect thereof; (x) any liability of such Person for an obligation constituting Indebtedness pursuant to clauses (i) through (vii) or (xi) hereof of another through any agreement (contingent or otherwise) (a) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or (b) to maintain the solvency or any balance sheet item, level of income or financial condition of another if, in the case of any agreement described under subclauses (a) or (b) of this clause (x), the primary purpose or intent thereof is as described in clause (ix) above; and (xi) the Net Mark-to-Market Exposure of any Hedge Agreement. The amount of Indebtedness of any Person for purposes of clause (v) above shall (unless such Indebtedness has been assumed by such Person) be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Indebtedness and (ii) the fair market value of the property encumbered thereby as determined by such Person in good faith.

“Indemnified Liabilities” means, collectively, any and all liabilities, obligations, losses, damages (expectation, reliance or otherwise, and including natural resource damages), penalties, claims (including Environmental Claims), fines, orders, actions, judgments, suits, costs (including the costs of any investigation, study, sampling, testing, abatement, cleanup, removal, remediation or other response action necessary to remove, remediate, clean up or abate any Release or threat of Release of Hazardous Materials) and expenses (including the reasonable fees and disbursements of counsel for Indemnitees in connection with any investigative, administrative or judicial proceeding or hearing commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto, and any fees or expenses incurred by Indemnitees in enforcing this indemnity), whether direct, indirect or consequential and whether based on any Applicable Law or on contract or otherwise, that may be issued to, imposed on, incurred or suffered by, or asserted against any such Indemnitee, in any manner relating to or arising out of (i) this Agreement or the other Credit Documents or the transactions contemplated hereby or thereby (including the Lenders’ agreement to make Credit Extensions (including, for the avoidance of doubt, any Issuing Bank agreement to issue Letters of Credit), the syndication of the credit facilities provided for herein or the use or intended use of the proceeds thereof, or any enforcement of any of the Credit Documents (including any sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranty)) or (ii) any Environmental Claim or any Release or threat of Release of Hazardous Materials related to Borrower or any of its Subsidiaries, including such claims or activities relating to or arising from, directly or indirectly, any past or present activity, operation, land ownership, occupation or use, or practice by or of Borrower or any of its Subsidiaries.

“Indemnified Taxes” means any Taxes other than Excluded Taxes and Other Taxes.

“Indemnitee” as defined in Section 10.3(a).

“Indemnitee Agent Party” as defined in Section 9.6.

“Initial Draw Tranche A Term Loan” means a Tranche A Term Loan made by a Lender to Borrower pursuant to Section 2.1(a)(i) of the Second Amended and Restated Credit Agreement.

“Insolvency Defaulting Lender” means any Lender with a Revolving Commitment or Term Loan Commitment who (i) has been adjudicated as, or determined by any Governmental Authority having regulatory authority over such Person or its assets to be, insolvent, (ii) becomes the subject of an insolvency, bankruptcy, dissolution, liquidation or reorganization proceeding, (iii) becomes the subject of an appointment of a receiver, intervenor or conservator under any Insolvency Laws now or hereafter in effect or (iv) becomes the subject of a Bail-in Action; provided that a Lender shall not be an Insolvency Defaulting Lender solely by virtue of the ownership or acquisition by a Governmental Authority or an instrumentality thereof of any Equity Interest in such Lender or a parent company thereof.

“Insolvency Laws” means any of the Bankruptcy Code, the BIA, the CCAA, the WURA and the CBCA, and any other applicable insolvency, corporate arrangement or restructuring or other similar law of any jurisdiction including any law of any jurisdiction permitting a debtor to obtain a stay or a compromise of the claims of its creditors against it.

“Installment” as defined in Section 2.12.

“Installment Date” as defined in Section 2.12.

“Intellectual Property” as defined in the Second Amended and Restated Pledge and Security Agreement, the Canadian Pledge and Security Agreement, the Quebec Security Documents, the Barbados Security Documents, the Luxembourg Security Documents and the Swiss Security Documents, as applicable.

“Intellectual Property Security Agreements” has the meaning assigned to that term in the Second Amended and Restated Pledge and Security Agreement and the Canadian Pledge and Security Agreement, as applicable.

“Intercompany Note” means a promissory note substantially in the form of Exhibit J-1 evidencing Indebtedness owed among Credit Parties and their Subsidiaries.

“Interest Coverage Ratio” means the ratio as of the last day of any Fiscal Quarter, on a Pro Forma Basis, of (i) Consolidated Adjusted EBITDA for the four Fiscal Quarter period then ended to (ii) Consolidated Interest Expense for such four Fiscal Quarter period.

“Interest Payment Date” means with respect to (i) any Loan that is a Base Rate Loan, each March 31, June 30, September 30 and December 31 of each year, commencing on the first such date to occur after the Third Restatement Date, and the final maturity date of such Loan; and (ii) any Loan that is a Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan; provided that, in the case of each Interest Period of longer than three months “Interest Payment Date” shall also include each date that is three months, or an integral multiple thereof, after the commencement of such Interest Period.

“Interest Period” means, in connection with a Eurodollar Rate Loan, an interest period of one, two, three or six months (or interest periods of twelve months if mutually agreed upon by Borrower and the applicable Lenders) (or, solely with respect to the Series F-4 Tranche B Term Loans, such other period set forth in Amendment No. 16), as selected by Borrower in the applicable Funding Notice or Conversion/Continuation Notice, (i) initially, commencing on the Credit Date or Conversion/Continuation Date thereof, as the case may be; and (ii) thereafter, commencing on the day on which the immediately preceding Interest Period expires; provided that, (a) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day unless no further Business Day occurs in such month, in which case such Interest Period shall expire on the immediately preceding Business Day; (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clauses (c) and (d), of this definition, end on the last Business Day of a calendar month; (c) no Interest Period with respect to any portion of any Class of Term Loans shall extend beyond such Class’s Term Loan Maturity Date; and (d) no Interest Period with respect to any portion of the Revolving Loans shall extend beyond the Revolving Commitment Termination Date.

“Interest Rate Agreement” means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement or other similar agreement or arrangement.

“Interest Rate Determination Date” means, with respect to any Interest Period, the date that is two Business Days prior to the first day of such Interest Period.

“Interpolated Rate” means, in relation to the LIBO Rate, the rate which results from interpolating on a linear basis between:

(i) the applicable LIBO Rate for the longest period (for which that LIBO Rate is available) which is less than the Interest Period of that Loan; and

(ii) the applicable LIBO Rate for the shortest period (for which that LIBO Rate is available) which exceeds the Interest Period of that Loan,

each as of approximately 11:00 a.m. (London, England time) two Business Days prior to the commencement of such Interest Period of that Loan.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter, and any successor statute.

“Internally Generated Cash” means, with respect to any period, any cash of Borrower and its Subsidiaries generated during such period, excluding Net Asset Sale Proceeds, Net Insurance/Condemnation Proceeds and any cash that is received from an incurrence of Indebtedness, an issuance of Equity Interests or a capital contribution.

“Investment” means (i) any direct or indirect purchase or other acquisition by Borrower or any of its Subsidiaries of, or of a beneficial interest in, any of the Securities of any other Person (other than a Guarantor Subsidiary); (ii) any direct or indirect purchase or other acquisition for value, by any Subsidiary of Borrower from any Person (other than Borrower or any other Credit Party), of any Equity Interests of such Person; (iii) any direct or indirect loan, advance (other than advances to employees for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contributions by Borrower or any of its Subsidiaries to any other Person (other than Borrower or any other Credit Party), including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business and (iv) all investments consisting of any exchange traded or over the counter derivative transaction, including any Interest Rate Agreement and Currency Agreement, whether entered into for hedging or speculative purposes. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write ups, write downs or write offs with respect to such Investment, less an amount equal to any returns of capital or sale proceeds actually received in cash in respect of any such Investment (which amount shall not exceed the amount of such Investment valued at cost at the time such Investment was made).

“Issuance Notice” means an Issuance Notice in form and substance reasonably satisfactory to the applicable Issuing Bank.

“Issuing Bank” means, as the context may require, (a) JPMorgan Chase Bank, N.A., including its ~~affiliates~~Affiliates and branches, in its capacity as Issuing Bank hereunder, together with its permitted successors and assigns in such capacity~~.~~ and (b) any other Revolving Credit Lender that, at the request of the Borrower and with the consent of the Administrative Agent (not to be unreasonably withheld, delayed or conditioned), agrees to become an Issuing Bank. Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by an Affiliate of such Issuing Bank, in which case such term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

“January 2015 Additional Series A-3 Tranche A Term Loan Funding Date” means January 22, 2015.

“January 2015 New Revolving Loan Commitment Effective Date” means January 22, 2015.

“January 2015 Revolving Loan Commitment Increase Joinder Agreement” means the Joinder Agreement, dated as of January 22, 2015, by and among the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and the New Revolving Loan Lenders party thereto.

“January 2015 Additional Series A-3 Tranche A Term Loan Joinder Agreement” means the Joinder Agreement, dated as of January 22, 2015, by and among the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and the New Term Loan Lenders party thereto.

“Joinder Agreement” means an agreement substantially in the Form of Exhibit K.

“Joint Venture” means a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form and, for the avoidance of doubt, includes a Specified Joint Venture.

“Judgment Conversion Date” as defined in Section 10.24(a).

“Judgment Currency” as defined in Section 10.24(a).

“Lender” means each financial institution listed on the signature pages hereto as a Lender, and any other Person that becomes a party hereto pursuant to an Assignment Agreement or a Joinder Agreement.

“Lender Counterparty” means, at any time, each Person that is a counterparty to a Hedge Agreement or Cash Management Agreement, provided that such Person is a Lender, an Agent, or an Affiliate of a Lender or Agent at such time or was a Lender, an Agent or an Affiliate of a Lender or Agent, at the time such Hedge Agreement or Cash Management Agreement was entered into or, in the case of any such Hedge Agreement or Cash Management Agreement in effect as of the Third Restatement Date, Second Restatement Date, First Restatement Date, Original Closing Date or any time prior thereto, is a Lender, an Agent or an Affiliate of a Lender or an Agent as of the Third Restatement Date, Second Restatement Date, First Restatement Date or Original Closing Date.

“Letter of Credit” means a commercial or standby letter of credit issued or to be issued by any Issuing Bank pursuant to this Agreement.

“Letter of Credit Sublimit” means, as of any date of determination, the lesser of (i) $~~100,000,000~~300,000,000 and (ii) the aggregate unused amount of the Revolving Commitments then in effect~~.~~; provided that (A) any Issuing Bank and the Borrower may separately agree in writing (with notification to the Administrative Agent and the Revolving Credit Lenders) to an individual Letter of Credit Sublimit with respect to such Issuing Bank of any lesser amount and (B) the Letter of Credit Sublimit may be increased from time to time with the consent of the Borrower and the Administrative Agent (such consent not to be unreasonably withheld); provided that any such increase pursuant to this clause (B) shall also require the consent of each Issuing Bank to the extent such Issuing Bank’s respective Letter of Credit Sublimit would by increased thereby.

“Letter of Credit Usage” means, as of any date of determination, the sum of (i) the maximum aggregate amount which is, or at any time thereafter may become, available for drawing under all Letters of Credit then outstanding, and (ii) the aggregate amount of all drawings under Letters of Credit honored by Issuing Bank and not theretofore reimbursed by or on behalf of Borrower.

“Leverage Ratio” means the ratio as of the last day of any Fiscal Quarter of (i) Consolidated Total Debt as of such day to (ii) Consolidated Adjusted EBITDA for the four Fiscal Quarter period ending on such date.

“LIBO Rate” has the meaning given to such term in the definition of the term “Eurodollar Rate.”

“Lien” means (i) any lien, mortgage, hypothecation, deed of trust, pledge, assignment, security interest, charge, deposit arrangement or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease or license in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing and (ii) in the case of Securities, any purchase option, call or similar right of a third party with respect to such Securities.

“Loan” means any of a Tranche A Term Loan, a Tranche B Term Loan, a New Term Loan, a Revolving Loan and a Swing Line Loan.

“Luxembourg Guarantor” means Biovail International, S.à r.l., a private limited liability company (société à responsabilité limitée) organized under the laws of Luxembourg, and each other Guarantor that is organized under the laws of Luxembourg.

“Luxembourg Security Documents” means each of the documents set forth on Schedule 5.10(c), dated as of the Second Restatement Date, as each of such documents may be amended, restated, supplemented or otherwise modified from time to time and additional analogous agreements as may be entered into from time to time in accordance with Section 5.10 and as required by the Collateral Documents.

“Margin Stock” as defined in Regulation U.

“Material Adverse Effect” means a material adverse effect on (i) the business, operations, properties, assets or condition (financial or otherwise) of Borrower and its Subsidiaries taken as a whole, (ii) the ability of any Credit Party to fully and timely pay its Obligations when due or (iii) the rights, remedies and benefits available to, or conferred upon, any Agent and any Lender or any Secured Party under any Credit Document.

“Material Real Estate Asset” means any fee owned Real Estate Asset having a fair market value in excess of $20,000,000; provided that in no event shall Material Real Estate Assets include the Real Estate Assets of Borrower and its Subsidiaries owned as of the Original Closing Date and located in (a) Carolina, Puerto Rico and (b) Christ Church, Barbados.

“Maximum Amount” as defined in 7.13(a).

“Medicis Acquisition” means the acquisition of Medicis Pharmaceutical Corporation pursuant to the Medicis Acquisition Agreement.

“Medicis Acquisition Agreement” means the Agreement and Plan of Merger (together with all exhibits and schedules thereto, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, collectively, the “Medicis Acquisition Agreement”), dated as of September 2, 2012, among the Borrower, VPI, one of Borrower’s other wholly owned U.S. domiciled subsidiaries and Medicis Pharmaceutical Corporation.

“Medicis Transactions” means collectively, (a) the Medicis Acquisition and other related transactions contemplated by the Medicis Acquisition Agreement; (b) the incurrence of new Term Loans hereunder pursuant to a Joinder Agreement in accordance with Section 2.25 to be entered into after the Amendment No. 2 Effective Date; (c) the issuance of the New Senior Notes; and (d) the payment of all fees and expenses owing in connection with the foregoing.

“Merger Agreement” means the Agreement and Plan of Merger, dated as of June 20, 2010, among Borrower, VPI, Biovail Americas Corp. and Beach Merger Corp., together with all exhibits, schedules, documents, agreements, and instruments executed and delivered in connection therewith, as the same may be amended or modified in accordance with the terms thereof.

“Moody’s” means Moody’s Investors Service, Inc.

“Mortgage” means a mortgage, deed of trust, debenture or similar document creating a Lien on real property, in form and substance reasonably satisfactory to the Collateral Agent, as it may be amended, restated, supplemented or otherwise modified from time to time.

“Multiemployer Plan” means any Employee Benefit Plan which is a “multiemployer plan” as defined in Section 3(37) of ERISA.

“Narrative Report” means, with respect to the financial statements for which such narrative report is required, a narrative report describing the operations of Borrower and its Subsidiaries that complies with the applicable requirements under the Exchange Act for a “Management Discussion and Analysis” for the applicable Fiscal Quarter or Fiscal Year and for the period from the beginning of the then current Fiscal Year to the end of such period to which such financial statements relate.

“Net Asset Sale Proceeds” means, with respect to any Asset Sale, an amount equal to: (i) Cash payments (including any Cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise (including by way of milestone payment), but only as and when so received) received by Borrower or any of its Subsidiaries from such Asset Sale, minus (ii) any reasonable fees and out-of-pocket expenses and bona fide direct costs incurred in connection with such Asset Sale, including (a) income or gains taxes payable by the seller as a result of any gain recognized in connection with such Asset Sale, (b) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Loans) that is secured by a Lien on the stock or assets in question and that is required to be repaid under the terms thereof as a result of such Asset Sale, (c) a reasonable reserve for any indemnification payments (fixed or contingent) attributable to seller’s indemnities, contributions, cost sharings and representations and warranties to purchaser or any advisor in respect of such Asset Sale undertaken by Borrower or any of its Subsidiaries in connection with such Asset Sale and (d) fees paid for legal and financial advisory services in connection with such Asset Sale; provided that proceeds from Asset Sales permitted under clause (e) of Section 6.8, shall not be included in the calculation of proceeds for purposes of this definition except as expressly set forth in such clause.

“Net Insurance/Condemnation Proceeds” means an amount equal to: (i) any Cash payments or proceeds received by Borrower or any of its Subsidiaries (a) under any property damage or casualty insurance policies in respect of any covered loss thereunder or (b) as a result of the taking of any assets of Borrower or any of its Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, minus (ii) (a) any actual and reasonable costs incurred by Borrower or any of its Subsidiaries in connection with the adjustment or settlement of any claims of Borrower or such Subsidiary in respect thereof, and (b) any reasonable fees and out-of-pocket expenses and bona fide direct costs incurred in connection with any sale of such assets as referred to in clause (i)(b) of this definition, including income taxes payable as a result of any gain recognized in connection therewith.

“New Hungarian Civil Code” as defined in Section 10.31.

“Net Mark-to-Market Exposure” of a Person means, as of any date of determination, the excess (if any) of all unrealized losses over all unrealized profits of such Person arising from Hedge Agreements. As used in this definition, “unrealized losses” means the fair market value of the cost to such Person of replacing such Hedge Agreement as of the date of determination (assuming the Hedge Agreement were to be terminated as of that date), and “unrealized profits” means the fair market value of the gain to such Person of replacing such Hedge Agreement as of the date of determination (assuming such Hedge Agreement were to be terminated as of that date).

“New Revolving Loan Commitment Effective Date” means September 11, 2012.

“New Revolving Loan Lender” as defined in Section 2.25.

“New Revolving Loan Commitments” as defined in Section 2.25.

“New Revolving Loan Exposure” means, with respect to any Lender, as of any date of determination, the outstanding principal amount of the New Revolving Loans of such Lender.

“New Revolving Loan Maturity Date” means the date on which New Revolving Loans of a Series shall become due and payable in full hereunder, as specified in the applicable Joinder Agreement, including by acceleration or otherwise.

“New Revolving Loans” as defined in Section 2.25.

“New Senior Notes” means debt securities issued after the Amendment No. 2 Effective Date of the Escrow Issuer to finance a portion of the Medicis Transactions; provided that the net proceeds of such debt securities are deposited into the Escrow Account upon the issuance thereof.

“New Senior Notes Documents” means the New Senior Notes Indenture, the New Senior Notes Escrow Documents and any other documents entered into by the Borrower, VPI and/or Escrow Issuer in connection with the New Senior Notes; provided that such documents shall require that (a) if the Medicis Acquisition shall not be consummated on or before the Termination Date, the New Senior Notes shall be redeemed in full (the “New Senior Notes Redemption”) no later than the third Business Day after the Termination Date and (b) the Escrowed Funds shall be released from the Escrow Account before the Termination Date or within three Business Days after the Termination Date (A) upon the consummation of the Medicis Transactions and applied to finance a portion of the Medicis Acquisition or (B) to effectuate the New Senior Notes Redemption.

“New Senior Notes Escrow Documents” means the agreement(s) governing the Escrow Account and any other documents entered into in order to provide the Escrow Agent (or its designee) a Lien on the Escrowed Funds.

“New Senior Notes Indenture” means the indenture pursuant to which the New Senior Notes shall be issued.

“New Senior Notes Redemption” shall have the meaning given to such term in the definition of the term New Senior Notes Documents.

“New Term Loan Commitments” as defined in Section 2.25.

“New Term Loan Exposure” means, with respect to any Lender, as of any date of determination, the outstanding principal amount of the New Term Loans of such Lender.

“New Term Loan Lender” as defined in Section 2.25.

“New Term Loan Maturity Date” means the date on which New Term Loans of a Series shall become due and payable in full hereunder, as specified in the applicable Joinder Agreement, including by acceleration or otherwise.

“New Term Loans” as defined in Section 2.25.

“Non-Consenting Lender” as defined in Section 2.23.

~~“Non-Converted Term Loans” means any Tranche B Term Loans (other than Series F Tranche B Term Loans) outstanding immediately prior to the Amendment No. 14 Effective Date that are not Converted Term Loans.~~

“Non-Public Information” means information which has not been disseminated in a manner making it available to investors generally, within the meaning of Regulation FD.

“Not Otherwise Applied” means, with reference to any amount of any transaction or event, that such amount (i) was not required to be applied to prepay the Loans pursuant to Section 2.14, and (ii) was not previously applied in determining the permissibility of a transaction under the Credit Documents where such permissibility was (or may have been) contingent on the receipt or availability of such amount.

“Note” means a Tranche A Term Loan Note, a Tranche B Term Loan Note, a Revolving Loan Note or a Swing Line Note.

“Notice” means a Funding Notice, an Issuance Notice, or a Conversion/Continuation Notice.

“Obligation Currency” as defined in Section 10.24(a).

“Obligations” means all obligations of every nature of each Credit Party (and, with respect to any obligations in respect of Hedge Agreements and Cash Management Agreements, any Subsidiary of a Credit Party) owing to any Secured Party (including former Agents) (but limited, in the case of obligations in respect of Hedge Agreement and Cash Management Agreements, to those obligations owing to Lender Counterparties) under any Credit Document, Hedge Agreement or Cash Management Agreement whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such Credit Party, would have accrued on any Obligation, whether or not a claim is allowed against such Credit Party (or, with respect to any obligations in respect of Hedge Agreements and Cash Management Agreements, any Subsidiary of a Credit Party) for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Hedge Agreements or Cash Management Agreements, fees, expenses, indemnification or otherwise.

“Obligee Guarantor” as defined in Section 7.7.

“OFAC” as defined in Section 4.25.

“Organizational Documents” means (i) with respect to any corporation or company or society with restricted liability, its certificate, memorandum or articles of incorporation, organization, association or amalgamation or other constituting documents, in each case, as amended, and its by laws, as amended, (ii) with respect to any limited partnership, its certificate or declaration of limited partnership, as amended, and its partnership agreement, as amended, (iii) with respect to any general partnership, its partnership agreement, as amended, and (iv) with respect to any limited liability company, its articles of organization, as amended, and its operating agreement, as amended. In the event any term or condition of this Agreement or any other Credit Document requires any Organizational Document to be certified by a Governmental Authority, the reference to any such “Organizational Document” shall only be to a document of a type customarily certified by such Governmental Authority.

“Original Closing Date” means June 29, 2011.

“Original Credit Agreement” as defined in the recitals.

“Orthodermatologics Acquisition” means the acquisition of certain assets and rights, and assumption of certain liabilities, relating to the Ortho Dermatologics Division of Janssen Pharmaceuticals, Inc., a Subsidiary of Johnson & Johnson, by certain wholly-owned Subsidiaries of Borrower, pursuant to that certain asset purchase agreement, dated as of July 15, 2011, by and among Janssen Pharmaceuticals, Inc., Valeant Pharmaceuticals North America LLC, Valeant International (Barbados) SRL and, solely for the purposes set forth therein, Valeant Pharmaceuticals International, Inc., including all schedules, annexes and exhibits attached thereto and all material documents related to the consummation of the transactions contemplated thereby, as amended, modified and supplemented.

“Other Taxes” as defined in Section 2.20(e).

“Parallel Debt” means in relation to an Underlying Debt an obligation to pay to the Administrative Agent an amount equal to (and in the same currency as) the amount of the Underlying Debt.

“Parallel Debt Undertaking” as defined in Section 10.34(b).

“PATRIOT Act” means the Uniting and Strengthening America by providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001).

“PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto.

“PCTFA” as defined in Section 4.23.

“Pension Plan” means, in respect of any Credit Party, any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to Section 412 of the Internal Revenue Code or Section 302 of ERISA.

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“Permitted Acquisition” means any acquisition by Borrower or any of its wholly owned Subsidiaries, whether by purchase, merger, amalgamation or otherwise, of all or substantially all of the assets of, all of the Equity Interests of, or a business line or unit or a division of, or a product or a product candidate of, any Person; provided that:

(i) at the time the definitive documentation for such Permitted Acquisition is entered into, no Default or Event of Default shall have occurred and be continuing or would result therefrom;

(ii) all transactions in connection therewith shall be consummated, in all material respects, in accordance with all Applicable Law and in conformity with all applicable Governmental Authorizations;

(iii) in the case of the acquisition of Equity Interests, (a) all of the Equity Interests (except for any such Securities in the nature of directors’ qualifying shares required pursuant to Applicable Law) acquired or otherwise issued by such Person or any newly formed Subsidiary of Borrower in connection with such acquisition shall be owned 100% by Borrower or a Guarantor Subsidiary, and (b) Borrower shall have taken, or shall promptly cause to be taken and, in any event, shall cause to be taken within 60 days of such acquisition (or such longer period as shall be reasonably acceptable to the Administrative Agent), each of the applicable actions set forth in Section 5.10 (including causing such Subsidiary, other than an Excluded Subsidiary, to become a Guarantor and subject to the Collateral Documents), it being understood that the acquisition of Equity Interests shall constitute a Permitted Acquisition during such period if it satisfies all conditions of the definition of Permitted Acquisition other than those set forth in this clause (iii)(b);

(iv) Borrower and its Subsidiaries shall be in compliance with the financial covenants set forth in Section 6.7 on a Pro Forma Basis after giving effect to such acquisition as of the last day of the Fiscal Quarter most recently ended for which financial statements are required to have been delivered pursuant to Section 5.1(a) or 5.1(b), as applicable (as determined in accordance with Section 1.5); provided that, at Borrower’s option (the Borrower’s election to exercise such option in connection with any Permitted Acquisition, a “Limited Condition Acquisition Election”), compliance with such covenants may be tested at the time the definitive documentation for such Permitted Acquisition is entered into (the “Limited Condition Acquisition Test Date”); provided, further, that if the Borrower has made a Limited Condition Acquisition Election for any Permitted Acquisition, then in connection with any subsequent calculation of the ratios or baskets on or following the relevant Limited Condition Acquisition Test Date and prior to the earlier of (i) the date on which such Permitted Acquisition is consummated or (ii) the date that the definitive agreement for such Permitted Acquisition is terminated or expires without consummation of such Permitted Acquisition, any such ratio or basket shall be calculated on a Pro Forma Basis assuming such Permitted Acquisition and other transactions in connection therewith (including any Incurrence of Indebtedness or Liens and the use of proceeds thereof) have been consummated, except that (other than solely with respect to the incurrence ratios subject to the Limited Condition Acquisition Election) (x) Consolidated Total Assets of any target or targets of such Permitted Acquisition shall only be used in the determination of any asset-based basket if and when such Permitted Acquisition has been consummated and (y) Consolidated Adjusted EBITDA and Consolidated Net Income of any target or targets of such Permitted Acquisition cannot be used for purposes of calculating any restricted payment or builder basket capacity, including without limitation, under Sections 6.4(h) and 6.6(i), until such Permitted Acquisition has been consummated;

(v) in the case of an acquisition involving aggregate consideration in excess of $300,000,000, Borrower shall have delivered to Administrative Agent at least two (2) Business Days prior to the consummation of such proposed acquisition, (i) a Compliance Certificate evidencing compliance with Section 6.7 as required under clause (iv) above and (ii), all other relevant material financial information with respect to such acquired assets, including the aggregate consideration for such acquisition and any other information required to demonstrate compliance with Section 6.7;

(vi) any Person or assets or division as acquired in accordance herewith shall be in same business or lines of business in which Borrower and/or its Subsidiaries are engaged as of the Third Restatement Date or similar or related or ancillary businesses; and

(vii) until such time that the Leverage Ratio of the Borrower and its Subsidiaries is less than 4.50 to 1.00, as of the last day of the most recently ended Fiscal Quarter for which financial statements were required to have been delivered pursuant to Sections 5.1(a) or (b), neither the Borrower nor any of its Subsidiaries shall be permitted to (A) consummate acquisitions for consideration (other than solely for Equity Interests of Borrower issued in payment of such consideration and the net proceeds of the issuance of Equity Interests of Borrower to the extent used to pay such consideration); provided that the Borrower and its Subsidiaries shall be permitted to consummate such acquisitions for consideration in an amount up to $500,000,000 per annum (the “Amendment No. 14 Permitted Acquisition Basket”) (reduced on a dollar-for-dollar basis by Investments made pursuant to the Amendment No. 14 Investment Basket); provided, further, that up to 50% of the unused amount of the Amendment No. 14 Permitted Acquisition Basket in any annual period may be carried over to the immediately succeeding annual period, or (B) directly or indirectly, create or incur any Indebtedness pursuant to Section 2.25, 6.1(p), 6.1(q) or 6.1(s) to finance a Permitted Acquisition.

“Permitted Interim Investment” means any acquisition by Borrower or any of its wholly owned Subsidiaries of any Equity Interests of any Person, which acquisition has been designated by Borrower in writing to the Administrative Agent as a Permitted Interim Investment; provided that:

(i) such acquisition complies with each of the conditions set forth in clauses (i), (ii), (iv), (v) and (vi) of the definition of Permitted Acquisition;

(ii) at the time of any such acquisition of Equity Interests, the Administrative Agent shall have received a certificate from the chief executive officer or the chief financial officer (or the equivalent thereof) of Borrower certifying that such acquisition is pursuant to a transaction or series of transactions in which Borrower or a wholly owned Subsidiary of Borrower intends to acquire all remaining Equity Interests of such Person such that it becomes a wholly owned Subsidiary of Borrower;

(iii) within 180 days following the initial acquisition of Equity Interests of such Person, Borrower or a wholly owned Subsidiary of Borrower shall have either (x) commenced and have outstanding a tender offer for all remaining Equity Interests of such Person or (y) entered into and have in effect a binding merger or similar agreement with such Person (it being understood and agreed that the satisfaction of the condition contained in this clause (iii) shall be satisfied only if and for so long as any such tender offer remains open and/or such merger or similar agreement remains in effect);

(iv) except as otherwise agreed by the Administrative Agent as a result of any applicable rules and regulations of the Board of Governors, all Equity Interests of such Person owned by Borrower or any of its Subsidiaries shall be pledged, or credited to a securities account at the Collateral Agent, as collateral for the Obligations; and

(v) upon the acquisition of the remaining Equity Interests of such Person such that such Person thereafter becomes a wholly owned Subsidiary of Borrower or any of its Subsidiaries the aggregate Investment represented by the acquisition of Equity Interests in such Person shall either (x) comply with and satisfy the requirements of clause (iii) of the definition of Permitted Acquisition or (y) be made pursuant to and in compliance with Section 6.6(d)(ii) or 6.6(i).

“Permitted Liens” means each of the Liens permitted pursuant to Section 6.2.

“Permitted Majority Investments” shall have the meaning given to such term in Section 6.6(o).

“Permitted Secured Notes” means debt securities of any Credit Party that are secured by a Lien ranking pari passu with or junior to the Liens securing the Obligations; provided that (a) the terms of such debt securities do not provide for any scheduled repayment, mandatory redemption or sinking fund obligations prior to the latest Term Loan Maturity Date (other than (x) customary offers to repurchase upon a change of control, asset sale or event of loss and customary acceleration rights after an event of default and (y) any such debt securities issued after the Amendment No. 13 Effective Date, so long as (i) such debt securities do not provide for any scheduled repayment, mandatory redemption or sinking fund prior to the date that is five years after the issuance thereof (subject to the foregoing clause (x)) and (ii) the net proceeds thereof to the Borrower are applied substantially simultaneously with the issuance of such debt securities to prepay Term Loans (with such prepayment to be applied as specified by the Borrower and otherwise in accordance with Section 2.15(a)), (b) the covenants, events of default, guarantees, collateral and other terms of which (other than interest rate and redemption premiums), taken as a whole, are not more restrictive to Borrower or any of its Subsidiaries than those in this Agreement, as determined by the Borrower in good faith, (c) Borrower will cause the collateral agent or representatives for the holders of Permitted Secured Notes to enter into an intercreditor agreement with Collateral Agent in form and substance usual and customary for transactions of this type and otherwise satisfactory to Collateral Agent in its sole discretion, (d) at the time that any such Permitted Secured Notes are issued (and after giving effect thereto) no Default or Event of Default shall exist, be continuing or result therefrom, (e) either (i) on a Pro Forma Basis after giving effect to the incurrence of such Permitted Secured Notes (and the use of proceeds thereof), the Secured Leverage Ratio shall not exceed 3.00 to 1.0 as of the last day of the most recently ended Fiscal Quarter for which financial statements were required to have been delivered pursuant to Section 5.1(a) or (b), as applicable, in each case, as if such Permitted Secured Notes had been outstanding on the last day of such Fiscal Quarter, or (ii) the Cash proceeds of such Permitted Secured Notes are applied to prepay Term Loans in accordance with Section 2.15, and (f) no Subsidiary of Borrower (other than a Guarantor) shall be an obligor and no Permitted Secured Notes shall be secured by any collateral other than the Collateral. For the avoidance of doubt, the 2017 Permitted Secured Notes shall be treated as Permitted Secured Notes for all purposes under this Agreement.

“Permitted Treasury Arrangements” means treasury, depository, overdraft, credit or debit card, electronic funds transfer (including automated clearing house fund transfer services), pooling and other cash management arrangements entered into in the ordinary course of business, including any transactions between or among the Borrower and its Subsidiaries that are entered into in the ordinary course of business in connection with the foregoing.

“Person” means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, unlimited liability companies, limited liability partnerships, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and Governmental Authorities.

“Platform” as defined in Section 5.1(n).

“Post Merger Special Dividend” as defined in the Merger Agreement.

“PPSA” means the Personal Property Security Act (Ontario); provided, however, if the validity, attachment, perfection (or opposability), effect of perfection or of non-perfection or priority of Collateral Agent’s security interest in any Collateral are governed by the personal property security laws or laws relating to personal or movable property of any jurisdiction other than Ontario, PPSA shall also include those personal property security laws or laws relating to movable property in such other jurisdiction for the purpose of the provisions hereof relating to such validity, attachment, perfection (or opposability), effect of perfection or of non-perfection or priority and for the definitions related to such provisions.

“Pre-Merger Special Dividend” as defined in the Merger Agreement.

“Prescription Drug Business” means the business or businesses comprising Borrower’s and/or its Subsidiaries’ businesses in Europe and Latin America as of the Third Restatement Date.

“Prime Rate” means the rate of interest quoted in the print edition of The Wall Street Journal, Money Rates Section as the Prime Rate (currently defined as the base rate on corporate loans posted by at least 75% of the nation’s thirty (30) largest banks), as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Any Agent or any other Lender may otherwise make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

“Principal Office” means, for each of Administrative Agent, Swing Line Lender and Issuing ~~Bank~~Banks, such Person’s “Principal Office” as set forth on Appendix B, or such other office or office of a third party or sub-agent, as appropriate, as such Person may from time to time designate in writing to Borrower, Administrative Agent and each Lender.

“Projections” as defined in Section 4.8.

“Pro Forma Basis” means, with respect to the calculation of the covenants contained in Section 6.7 or for purposes of determining the Interest Coverage Ratio, Leverage Ratio or Secured Leverage Ratio as of any date, that such calculation shall give pro forma effect to all Permitted Acquisitions, Acquisitions, Investments that result in a Person becoming a Subsidiary of Borrower, any incurrence or repayment of Indebtedness (other than Indebtedness incurred or repaid under any revolving credit facility and any repayment of Indebtedness with the proceeds of borrowings under any revolving credit facility), and all sales, transfers or other dispositions of any material assets outside the ordinary course of business that have occurred during (or, if such calculation is being made for the purpose of determining whether any proposed acquisition will constitute (or will be permitted as) a Permitted Acquisition, or any Indebtedness (including New Term Loans) or Liens may be incurred, since the beginning of) the four consecutive Fiscal Quarter period most-recently ended on or prior to such date as if they occurred on the first day of such four consecutive Fiscal Quarter period (including expected cost savings (without duplication of actual cost savings) to the extent (a) such cost savings would be permitted to be reflected in pro forma financial information complying with the requirements of GAAP and Article 11 of Regulation S-X under the Securities Act as interpreted by the Staff of the Securities and Exchange Commission, and as certified by a financial officer of Borrower or (b) Borrower in good faith believes that such cost savings will be realized within one year after the applicable Permitted Acquisition, Acquisition, Investment or sale, transfer or other disposition of material assets outside the ordinary course of business and all steps necessary for the realization of such cost savings have been taken as certified by a financial officer of Borrower). Notwithstanding the foregoing, for all purposes under this Agreement, other than as permitted by clause (k) of the definition of “Consolidated Adjusted EBITDA,” no cost savings or synergies relating to the 2010 Transactions shall be included for purposes of calculating the covenants (including New Term Loans) contained in Sections 6.1 and 6.7 or for purposes of determining the Interest Coverage Ratio, Leverage Ratio or Secured Leverage Ratio until actually realized. Notwithstanding the foregoing, for all purposes under this Agreement, the amount of cost savings or synergies related to any Permitted Majority Investment that may be included for the purposes of calculating the covenants contained in Sections 6.1 and 6.7 or for purposes of determining the Interest Coverage Ratio, Leverage Ratio or Secured Leverage Ratio shall not exceed the portion of the cost savings or synergies related to the Permitted Majority Investment equal to the percentage of the capital stock of such Permitted Majority Investment owned by the Borrower or any of its Subsidiaries.

“Pro Rata Share” means (i) with respect to all payments, computations and other matters relating to the Tranche A Term Loan of any Lender, the percentage obtained by dividing (a) the Tranche A Term Loan Exposure of that Lender by (b) the aggregate Tranche A Term Loan Exposure of all Lenders; (ii) with respect to all payments, computations and other matters relating to the Tranche B Term Loan Commitment or Tranche B Term Loan of any Lender, the percentage obtained by dividing (a) the Tranche B Term Loan Exposure of that Lender by (b) the aggregate Tranche B Term Loan Exposure of all Lenders; (iii) with respect to all payments, computations and other matters relating to the Revolving Commitment or Revolving Loans of any Lender or any Letters of Credit issued or participations purchased therein by any Lender or any participations in any Swing Line Loans purchased by any Lender, the percentage obtained by dividing (a) the Revolving Exposure of that Lender by (b) the aggregate Revolving Exposure of all Lenders (exclusive of the Revolving Exposure of the Swing Line Lender and the Issuing ~~Bank~~Banks in their capacities as such) and (iv) with respect to all payments, computations, and other matters relating to New Term Loan Commitments or New Term Loans of a particular Series, the percentage obtained by dividing (a) the New Term Loan Exposure of that Lender with respect to that Series by (b) the aggregate New Term Loan Exposure of all Lenders with respect to that Series. For all other purposes with respect to each Lender, “Pro Rata Share” means the percentage obtained by dividing (A) an amount equal to the sum of the Tranche A Term Loan Exposure, the Tranche B Term Loan Exposure, the Revolving Exposure and the New Term Loan Exposure of that Lender, by (B) an amount equal to the sum of the aggregate Tranche A Term Loan Exposure, the Tranche B Term Loan Exposure, the aggregate Revolving Exposure and the aggregate New Term Loan Exposure of all Lenders (exclusive of the Revolving Exposure of the Swing Line Lender and the Issuing ~~Bank~~Banks in their capacities as such).

“Public Lenders” means Lenders that do not wish to receive material non-public information with respect to Borrower, its Subsidiaries or their respective Securities.

“Quebec Security Documents” means collectively (i) each of the documents set forth on Schedule 5.10(b), and (ii) each additional deed of hypothec, debenture, pledge of debenture and any other security document or instrument governed by the laws of the Province of Quebec, in each case entered into at any time by any Canadian Credit Party, as each such document or instrument may be amended, restated, supplemented or otherwise modified from time to time.

“Real Estate Asset” means, at any time of determination, any interest (fee, leasehold or otherwise) then owned by any Credit Party in any real property.

“Refinancing” as defined in the recitals.

“Refinancing Incremental Facility” as defined in Section 2.25.

“Refinancing Indebtedness” as defined in Section 6.1(r).

“Refunded Swing Line Loans” as defined in Section 2.3(b)(iv).

“Register” as defined in Section 2.7(b).

“Regulation D” means Regulation D of the Board of Governors, as in effect from time to time.

“Regulation FD” means Regulation FD as promulgated by the U.S. Securities and Exchange Commission under the Securities Act and Exchange Act as in effect from time to time.

“Regulation T” means Regulation T of the Board of Governors, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Regulation U” means Regulation U of the Board of Governors, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Regulation X” means Regulation X of the Board of Governors, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Reimbursement Date” as defined in Section 2.4(d).

“Related Fund” means, with respect to any Lender that is an investment fund, any other investment fund that invests in commercial loans and that is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

“Release” means any release, spill, emission, emanation, leaking, pumping, pouring, injection, spraying, escaping, deposit, disposal, discharge, dispersal, dumping, abandonment, placing, exhausting, leaching or migration of any Hazardous Material into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Material), including the movement of any Hazardous Material through the air, soil, surface water or groundwater.

“Replacement Lender” as defined in Section 2.23.

“Repricing Transaction” means the prepayment or refinancing of all or a portion of the Tranche B Term Loans with the incurrence by any Credit Party of any Loan or other bank debt financing with a stated maturity of more than one year having an effective interest cost or weighted average yield (excluding any arrangement or commitment fees in connection therewith) that is less than the effective interest cost for or weighted average yield of the Tranche B Term Loans, including without limitation, as may be effected through any amendment to this Agreement relating to the effective interest cost for, or weighted average yield of, the Tranche B Term Loans.

“Required Prepayment Date” as defined in Section 2.15(d).

“Requisite Lenders” means one or more Lenders having or holding Tranche A Term Loan Exposure, Tranche B Term Loan Exposure, New Term Loan Exposure and/or Revolving Exposure and representing more than 50% of the sum of (i) the aggregate Tranche A Term Loan Exposure of all Lenders, (ii) the aggregate Tranche B Term Loan Exposure of all Lenders, (iii) the aggregate Revolving Exposure of all Lenders and (iv) the aggregate New Term Loan Exposure of all Lenders.

“Responsible Officer” means, as applied to any Person, any individual holding the position of chairman of the board (if an officer), chief executive officer, president, vice president (or the equivalent thereof), chief financial officer (or the equivalent thereof) or treasurer of such Person.

“Restricted Junior Payment” means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of Borrower or any of its Subsidiaries (or any direct or indirect parent of Borrower or any of its Subsidiaries) now or hereafter outstanding, except a dividend payable solely in shares of that class of stock (or, in the case of preferred stock, in shares of that class of stock or in common stock) to the holders of that class; (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of Borrower or any of its Subsidiaries (or any direct or indirect parent thereof) now or hereafter outstanding; (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of Borrower or any of its Subsidiaries (or any direct or indirect parent of Borrower) now or hereafter outstanding; and (iv) any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in substance or legal defeasance), sinking fund or similar payment with respect to, any Subordinated Indebtedness owed to a Person that is not Borrower or a Guarantor (other than (x) regularly scheduled payments of interest and principal in respect of any Subordinated Indebtedness and (y) the conversion of convertible securities to common stock of Borrower, in each case in accordance with the terms of, and only to the extent required by, and subject to the subordination provisions contained in, the indenture or other agreement pursuant to which such Subordinated Indebtedness was issued); provided, that in no event shall any payment or other distribution (including, without limitation, upon conversion, unwind or settlement) in respect of Borrower Convertible Notes, the VPI Convertible Notes or the Sun Convertible Notes and the issuer written call option transactions or issuer warrant transactions relating thereto be deemed a Restricted Junior Payment.

“Restricted Obligations” as defined in Section 7.13(a).

“Revolving Commitment” means the commitment of a Lender to make or otherwise fund any Revolving Loan and to acquire participations in Letters of Credit and Swing Line Loans hereunder and “Revolving Commitments” means such commitments of all Lenders in the aggregate. For the avoidance of doubt, the 2018 Revolving Commitments and the 2020 Revolving Commitments constitute “Revolving Commitments” hereunder. As of the Amendment No. 15 Effective Date, the amount of each Lender’s Revolving Commitment, if any, is set forth on Annex A-1 hereto, and after the Amendment No. 15 Effective Date, subject to any adjustment or reduction pursuant to the terms and conditions hereof. The aggregate amount of the Revolving Commitments as of the Amendment No. 15 Effective Date is $1,500,000,000.

“Revolving Commitment Period” means the period from and including the Second Restatement Date to but excluding the Revolving Commitment Termination Date.

“Revolving Commitment Termination Date” means (x) with respect to the Revolving Commitments and Revolving Loans outstanding as of the Amendment No. 15 Effective Date, (i) with respect to the 2018 Revolving Commitments and the 2018 Revolving Loans, the 2018 Revolving Commitment Termination Date and (ii) with respect to the 2020 Revolving Commitments and 2020 Revolving Loans, the 2020 Revolving Commitment Termination Date, and (y) with respect to any other Class of Revolving Commitments and Revolving Loans hereunder created pursuant to an Extension Amendment or Joinder Amendment, the maturity set forth therefor in the applicable Extension Amendment or Joinder Agreement.

“Revolving Credit Lender” means, at any time, any Lender that has a Revolving Commitment at such time.

“Revolving Exposure” means, with respect to any Lender as of any date of determination, (i) prior to the termination of the Revolving Commitments, that Lender’s Revolving Commitment as of such date; and (ii) after the termination of the Revolving Commitments, the sum of (a) the aggregate outstanding principal amount of the Revolving Loans of that Lender, (b) in the case of any Issuing Bank, the aggregate Letter of Credit Usage in respect of all Letters of Credit issued by that Lender (net of any participations by Lenders in such Letters of Credit), (c) the aggregate amount of all participations by that Lender in any outstanding Letters of Credit or any unreimbursed drawing under any Letter of Credit, (d) in the case of Swing Line Lender, the aggregate outstanding principal amount of all Swing Line Loans (net of any participations therein by other Lenders), and (e) the aggregate amount of all participations therein by that Lender in any outstanding Swing Line Loans, in each case as of such date.

“Revolving Extension Request” as defined in Section 2.26(b).

“Revolving Loan” means a Loan denominated in Dollars made by a Lender to Borrower pursuant to Section 2.2(a), as such Loan (x) may be increased, if applicable, by any New Revolving Loans Commitments, in accordance with Section 2.25 and/or (y) extended, if applicable, by any Extended Revolving Commitment, in accordance with Section 2.26. For the avoidance of doubt, the 2018 Revolving Loans and the 2020 Revolving Loans constitute “Revolving Loans” hereunder.

“Revolving Loan Commitment Increase Joinder Agreement” means the Joinder Agreement, dated as of September 11, 2012, by and among the Borrower, the Administrative Agent and the New Revolving Loan Lenders party thereto.

“Revolving Loan Note” means a promissory note in the form of Exhibit B-1, as it may be amended, restated, supplemented or otherwise modified from time to time.

“S&P” means Standard & Poor’s, a Division of The McGraw Hill Companies, Inc.

“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, Crimea, Cuba, Iran, North Korea, Sudan and Syria).

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the European Union, Her Majesty’s Treasury of the United Kingdom or the United Nations Security Council, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b).

“Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or of any sanctions administered by Canada, the European Union, Her Majesty’s Treasury of the United Kingdom or the United Nations Security Council.

“Sanitas Acquisition” means the acquisition of all of the outstanding shares of AB Sanitas and assumption of certain liabilities of AB Sanitas, to be implemented by acquisition of a controlling interest in AB Sanitas followed by a mandatory tender offer to acquire the remaining shares, pursuant to that certain Share Sale and Purchase Agreement, dated as of May 23, 2011, by and between certain shareholders of AB Sanitas, AB Sanitas and Borrower, including all schedules, annexes and exhibits attached thereto and all material documents related to the consummation of the transactions contemplated thereby, as amended, modified and supplemented, together with subsequent actions to obtain any shares that remain outstanding thereafter.

“SEC” means the U.S. Securities and Exchange Commission.

“Second Amended and Restated Credit Agreement” as defined in the recitals.

“Second Amended and Restated Pledge and Security Agreement” means the Second Amended and Restated Pledge and Security Agreement, dated as of the Third Restatement Date, among each of the Grantors party thereto and the Collateral Agent, substantially in the form of Exhibit I-1, as it may be amended, restated, supplemented or otherwise modified from time to time.

“Second Amendment and Restatement Joinder Date” means December 19, 2011.

“Second Restatement Date” means October 20, 2011.

“Secured Leverage Ratio” means, as of any date of determination, the ratio, on a Pro Forma Basis, of (a) Consolidated Secured Indebtedness as of such date to (b) Consolidated Adjusted EBITDA for the four Fiscal Quarter period ending on such date.

“Secured Parties” has the meaning assigned to that term in the Second Amended and Restated Pledge and Security Agreement, the Canadian Pledge and Security Agreement, the Quebec Security Documents, the Barbados Security Documents, the Luxembourg Security Documents and the Swiss Security Documents, in each case as applicable.

“Secured Party Claim” means any amount which any Credit Party owes to a Secured Party under or in connection with the Credit Documents.

“Securities” means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and any successor statute.

“Senior Notes” means, collectively, the 6.500% Senior Notes due 2016 of VPI, the 6.750% Senior Notes due 2017 of VPI, the 6.750% Senior Notes due 2021 of VPI, the 6.875% Senior Notes due 2018 of VPI, the 7.000% Senior Notes due 2020 of VPI and the 7.250% Senior Notes due 2022 of VPI.

“Series A New Term Loan” means a Series A New Term Loan made by a Lender to Borrower pursuant to the Joinder Agreement dated December 19, 2011.

“Series A Tranche B Term Loan Funding Date” means June 14, 2012.

“Series A Tranche B Term Loan Joinder Agreement” means the Joinder Agreement, dated as of June 14, 2012, by and among the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and the New Term Loan Lenders party thereto.

“Series A Tranche B Term Loans” means a Series A Tranche B Term Loan made pursuant to Section 6 of the Series A Tranche B Term Loan Joinder Agreement.

“Series A-1 Tranche A Term Loans” means a Series A-1 Tranche A Term Loan made by a Lender to Borrower pursuant to Amendment No. 3.

“Series A-2 Tranche A Term Loan Funding Date” means August 5, 2013.

“Series A-2 Tranche A Term Loan Joinder Agreement” means the Joinder Agreement, dated as of August 5, 2013, by and among the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and the New Term Loan Lenders party thereto.

“Series A-2 Tranche A Term Loans” means a Series A-2 Tranche A Term Loan made pursuant to Section 6 of the Series A-2 Tranche A Term Loan Joinder Agreement.

“Series A-3 Tranche A Term Loans” means a Series A-3 Tranche A Term Loan made and/or converted from existing Loans pursuant to (x) Amendment No. 8, (y) Section 3 of the Additional Series A-3 Tranche A Term Loan Joinder Agreement and (z) Section 4 of the January 2015 Additional Series A-3 Tranche A Term Loan Joinder Agreement.

“Series A-4 Tranche A Term Loan Funding Date” means the “Delayed Draw Series A-4 Funding Date” as defined in the Series A-4 Tranche A Term Loan Joinder Agreement.

“Series A-4 Tranche A Term Loan Joinder Agreement” means the Joinder Agreement, dated as of April 1, 2015, by and among the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and the New Term Loan Lenders party thereto.

“Series A-4 Tranche A Term Loans” means a Series A-4 Tranche A Term Loan to the extent made pursuant to Section 6 of the Series A-4 Tranche A Term Loan Joinder Agreement.

“Series B Tranche B Term Loan Funding Date” means July 9, 2012.

“Series B Tranche B Term Loan Joinder Agreement” means the Joinder Agreement, dated as of July 9, 2012, by and among the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and the New Term Loan Lenders party thereto.

“Series B Tranche B Term Loans” means a Series B Tranche B Term Loan made pursuant to Section 6 of the Series B Tranche B Term Loan Joinder Agreement.

“Series C Tranche B Term Loan Funding Date” means December 11, 2012.

“Series C Tranche B Term Loan Joinder Agreement” means the Joinder Agreement, dated as of December 11, 2012, by and among the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and the New Term Loan Lenders party thereto.

“Series C Tranche B Term Loans” means a Series C Tranche B Term Loan made pursuant to Section 7 of the Series C Tranche B Term Loan Joinder Agreement.

“Series C-1 Tranche B Term Loan Funding Date” means February 21, 2013.

“Series C-1 Tranche B Term Loans” means a Series C-1 Tranche B Term Loan made pursuant to Amendment No. 4.

“Series C-2 Tranche B Term Loan Funding Date” means September 17, 2013.

“Series C-2 Tranche B Term Loans” means a Series C-2 Tranche B Term Loan made pursuant to Amendment No. 7.

“Series D Tranche B Term Loan Funding Date” means October 2, 2012.

“Series D Tranche B Term Loan Joinder Agreement” means the Joinder Agreement, dated as of October 2, 2012, by and among the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and the New Term Loan Lenders party thereto.

“Series D Tranche B Term Loans” means a Series D Tranche B Term Loan made pursuant to Section 5 of the Series D Tranche B Term Loan Joinder Agreement.

“Series D-1 Tranche B Term Loan Funding Date” means February 21, 2013.

“Series D-1 Tranche B Term Loans” means a Series D-1 Tranche B Term Loan made pursuant to Amendment No. 4.

“Series D-2 Tranche B Term Loan Funding Date” means September 17, 2013.

“Series D-2 Tranche B Term Loans” means a Series D-2 Tranche B Term Loan made pursuant to Amendment No. 7.

“Series E Tranche B Term Loan Funding Date” means August 5, 2013.

“Series E Tranche E Term Loan Joinder Agreement” means the Joinder Agreement, dated as of August 5, 2013, by and among the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and the New Term Loan Lenders party thereto.

“Series E Tranche B Term Loans” means a Series E Tranche B Term Loan made pursuant to Section 7 of the Series E Tranche B Term Loan Joinder Agreement.

“Series E-1 Tranche B Term Loan Funding Date” means February 6, 2014.

“Series E-1 Tranche B Term Loan Joinder Agreement” means the Joinder Agreement, dated as of February 6, 2014, by and among the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and the New Term Loan Lenders party thereto.

“Series E-1 Tranche B Term Loans” means a Series E-1 Tranche B Term Loan made pursuant to Section 6 of the Series E-1 Tranche B Term Loan Joinder Agreement.

“Series F Tranche B Term Loan Joinder Agreement” means the Joinder Agreement, dated as of April 1, 2015, by and among the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and the New Term Loan Lenders party thereto.

“Series F Tranche B Term Loans” means the Series F-1 Tranche B Term Loans, the Series F-2 Tranche B Term Loans ~~and~~, the Series F-3 Tranche B Term Loans and the Series F-4 Tranche B Term Loans. For the avoidance of doubt, after giving effect to Amendment No. 16, the only Series F Tranche B Term Loans remaining outstanding shall be the Series F-4 Tranche B Term Loans.

“Series F-1 Tranche B Term Loans” means a Series F-1 Tranche B Term Loan made pursuant to Section 1 of the Series F Tranche B Term Loan Joinder Agreement.

“Series F-1 Tranche B Term Loan Funding Date” means April 1, 2015.

“Series F-2 Tranche B Term Loans” means a Series F-2 Tranche B Term Loan made pursuant to Section 2 of the Series F Tranche B Term Loan Joinder Agreement. For the avoidance of doubt, the Series F-2 Tranche B Term Loans shall be identical to, and constitute, Series F-1 Tranche B Term Loans for all purposes hereunder, other than for purposes of Section 2.11(o) hereunder.

“Series F-2 Tranche B Term Loan Funding Date” as defined in the Series F Tranche B Term Loan Joinder Agreement.

“Series F-3 Tranche B Term Loans” means the Amendment No. 14 Converted Term Loans and the Additional Series F-3 Tranche B Term Loans made pursuant to Amendment No. 14.

“Series F-4 Tranche B Term Loans” means the Amendment No. 16 Converted Term Loans and the Additional Series F-4 Tranche B Term Loans made pursuant to Amendment No. 16.

“Solvency Certificate” means a Solvency Certificate of the chief financial officer (or the equivalent thereof) of Borrower substantially in the form of Exhibit F-2.

“Solvent” means, with respect to any Credit Party, that as of the date of determination (after giving effect to all rights of reimbursement, contribution and subrogation under Applicable Law and the Credit Documents), if subject to the Insolvency Laws of (a) any jurisdiction other than Canada or any political subdivision thereof, (i) the sum of such Credit Party’s debt (including contingent liabilities) does not exceed the present fair saleable value of such Credit Party’s present assets; (ii) such Credit Party’s capital is not unreasonably small in relation to its business as contemplated on the Third Restatement Date and reflected in the Projections or with respect to any transaction contemplated to be undertaken after the Third Restatement Date; and (iii) such Credit Party has not incurred and does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due (whether at maturity or otherwise); and (b) Canada or any political subdivision thereof, (i) the property of such Credit Party is sufficient, if disposed of at a fairly conducted sale under legal process, to enable payment of all its obligations, due and accruing due, (ii) the property of such Credit Party is, at a fair valuation, greater than the total amount of liabilities, including contingent liabilities, of such Credit Party; and (iii) such Credit Party has not ceased paying its current obligations in the ordinary course of business as they generally become due. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5 or any other analogous criteria in any jurisdiction).

“Specified Asset Disposition” means the sale, transfer or other disposition of Retigabine (and for the avoidance of doubt, Intellectual Property related thereto) in accordance with Section 6.8.

“Specified Joint Venture,” with respect to any Person, means a Joint Venture (a) in which such Person, directly or indirectly (i) owns more than 50% of the Equity Interests (or owns at least 50% of the Equity Interests if such Joint Venture is consolidated in the financial statements of such Person) and (ii) with respect to any Joint Venture in which such Person owns more than 50% of the Equity Interests, exercises control (as defined in the definition of “Affiliate”) and (b) that is designated in writing by the Board of Directors (or equivalent governing body) of such Person as a “Specified Joint Venture” for purposes of this Agreement.

“Spot Rate” means, on any day, for purposes of determining the Equivalent Amount of any currency, the rate at which such currency may be exchanged into Dollars at the time of determination on such day appearing on the Reuters Currencies page for such currency. In the event that such rate does not appear on the Reuters Currencies page, the Spot Rate shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by Administrative Agent and Borrower or, in the absence of such an agreement, the Spot Rate shall instead be the arithmetic average of the spot rates of exchange of Administrative Agent in the market where its foreign currency exchange operations in respect of such currency are then being conducted, at or about such time as Administrative Agent shall elect after determining that such rates shall be the basis for determining the Spot Rate on such date for the purchase of Dollars for delivery two Business Days later; provided that if at the time of any such determination, for any reason, no such spot rate is being quoted, Administrative Agent may use any reasonable method it deems appropriate to determine such rate, and such determination shall be conclusive absent manifest error.

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board of Governors to which the Administrative Agent is subject with respect to the Adjusted Eurodollar Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board of Governors). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Rate Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Subordinated Indebtedness” means Indebtedness that, by its terms, is subordinated in right and time of payment to the Obligations on terms reasonably satisfactory to Administrative Agent and containing such terms and conditions that are market terms and conditions on the date of issuance.

“Subsidiary” means, with respect to any Person, any corporation, company, partnership, limited liability company, unlimited liability company, association, society with restricted liability, Joint Venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, legally or beneficially, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof; provided, in no event shall any Specified Joint Venture with respect to which such Person is party be considered to be a Subsidiary. Notwithstanding the foregoing (and except for purposes of Sections 4.11, 4.13, 4.18, 4.19, 4.23, 4.25, 5.3, 5.8, 5.9, 8.1(j) and 8.1(k), and the definition of Unrestricted Subsidiary contained herein), an Unrestricted Subsidiary shall be deemed not to be a Subsidiary of the Borrower or any of its Subsidiaries for all purposes of this Agreement.

“Subsidiary Redesignation” shall have the meaning provided in the definition of “Unrestricted Subsidiary” contained in this Section 1.1.

“Sun” means Salix Pharmaceuticals, Ltd., a Delaware corporation.

“Sun Acquisition” means the acquisition of Sun pursuant to the Sun Acquisition Agreement.

“Sun Acquisition Agreement” means the Agreement and Plan of Merger (together with all exhibits and schedules thereto, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time), dated as of February 20, 2015, among the Borrower, VPI, Sun Merger Sub and Sun.

“Sun Convertible Notes” means the 1.50% Convertible Senior Notes due 2019, issued pursuant to that certain indenture dated as of March 16, 2012, by and between Sun and U.S. Bank National Association, as trustee and the 2.75% Convertible Senior Notes due 2015, issued pursuant to that certain indenture dated as of June 3, 2010, by and between Sun and U.S. Bank National Association, as trustee.

“Sun Interim Loans” means senior unsecured interim loans incurred by the Borrower or VPI in an aggregate principal amount not to exceed $9,600,000,000 to finance a portion of the Sun Transactions.

“Sun Merger Sub” means Sun Merger Sub, Inc., a Delaware corporation and a wholly-owned Subsidiary of VPI.

“Sun New Senior Notes” means unsecured debt securities issued after the Amendment No. 10 Effective Date of either the Borrower or an Acquisition Debt Escrow Issuer to finance a portion of the Sun Transactions; provided that if such debt securities are issued by an Acquisition Debt Escrow Issuer, the net proceeds thereof are deposited into an Acquisition Debt Escrow Account upon the issuance thereof.

“Sun Refinancing” shall have the meaning given to such term in the definition of “Sun Transaction.”

“Sun Transactions” means collectively, (a) the Sun Acquisition and other related transactions contemplated by the Sun Acquisition Agreement; (b) the incurrence of new Term Loans hereunder pursuant to a Joinder Agreement in accordance with Section 2.25 to be entered into after the Amendment No. 10 Effective Date; (c) the issuance of the Sun New Senior Notes; (d) the incurrence of the Sun Interim Loans, if any; (e) the refinancing, repayment, termination and discharge of (i) all outstanding loans and termination of commitments under any credit facility (other than under certain ordinary course local credit lines) to which Salix Pharmaceuticals,

Ltd. or any of its subsidiaries is a party, (ii) Salix Pharmaceuticals, Ltd.’s 6.00% Senior Notes due 2021 and (iii) Salix Pharmaceuticals, Ltd.’s 1.50% Convertible Senior Notes due 2019 and 2.75% Convertible Senior Notes due 2015, together with any cash payments required to unwind any hedges or warrants related thereto (the “Sun Refinancing”); and (f) the payment of all fees and expenses owing in connection with the foregoing.

“Sun Unsecured Debt” means, collectively, the Sun New Senior Notes and the Sun Interim Loans.

“Swing Line Lender” means Barclays in its capacity as the lender of Swing Line Loans hereunder, together with its permitted successors and assigns in such capacity.

“Swing Line Loan” means a Loan made by Swing Line Lender to Borrower pursuant to Section 2.3.

“Swing Line Note” means a promissory note in the form of Exhibit B-2, as it may be amended, restated, supplemented or otherwise modified from time to time.

“Swing Line Sublimit” means, as of any date of determination, the lesser of (i) $25,000,000, and (ii) the aggregate unused amount of Revolving Commitments then in effect.

“Swiss Federal Tax Administration” means the Swiss authority responsible for levying Swiss Federal Withholding Tax.

“Swiss Federal Withholding Tax” means taxes imposed under the Swiss Withholding Tax Act.

“Swiss Withholding Tax Act” means the Swiss Federal Act on Withholding Tax of 13 October 1965 (Bundesgesetz über die Verrechnungssteuer), together with the related ordinances, regulations and guidelines, all as amended and applicable from time to time.

“Swiss Guarantor” means PharmaSwiss SA, in Zug, Switzerland (CH-170.3.023.567-7), a company limited by shares (Aktiengesellschaft), organized under the laws of Switzerland and any other Guarantor that is organized under the laws of Switzerland.

“Swiss Security Documents” means each of the documents set forth on Schedule 5.10(d), dated as of the Second Restatement Date, as each of such documents may be amended, restated, supplemented or otherwise modified from time to time and additional analogous agreements as may be entered into from time to time in accordance with Section 5.10 and as required by the Collateral Documents.

“Tax” means any present or future tax, levy, impost, duty, assessment, charge, fee, deduction or withholding of any nature and whatever called, including any interest, additions to tax or penalties thereto, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed.

“Terminated Lender” as defined in Section 2.23.

“Termination Date” means June 3, 2013.

“Term Loan” means a Tranche A Term Loan, a Tranche B Term Loan, an Extended Term Loan and/or a New Term Loan, as the context requires.

“Term Loan Commitment” means the Tranche B Term Loan Commitment or the New Term Loan Commitment of a Lender, and “Term Loan Commitments” means such commitments of all Lenders.

“Term Loan Commitment Termination Date” means with respect to the Tranche B Term Loans, the date which is the earlier to occur of (x) the date which is seven years after the Third Restatement Date and (y) the first date on which all undrawn Term Loan Commitments have been terminated or reduced to zero pursuant to the terms hereof.

“Term Loan Extension Request” as defined in Section 2.26(a).

“Term Loan Maturity Date” means (i) with respect to the Tranche A Term Loans, the Tranche A Term Loan Maturity Date, (ii) with respect to the Tranche B Term Loans, the Tranche B Term Loan Maturity Date, (iii) with respect to any Extended Term Loans, the maturity set forth therefor in the applicable Extension Amendment, and (iv) with respect to the New Term Loans of a Series, the New Term Loan Maturity Date of such Series of New Term Loans.

“Third Restatement Date” means February 13, 2012.

“Third Restatement Date Certificate” means a Third Restatement Date Certificate of Borrower substantially in the form of Exhibit F-1.

“Total Utilization of Revolving Commitments” means, as at any date of determination, the sum of (i) the aggregate principal amount of all outstanding Revolving Loans (other than Revolving Loans made for the purpose of repaying any Refunded Swing Line Loans or reimbursing Issuing ~~Bank~~Banks for any amount drawn under any Letter of Credit, but not yet so applied), (ii) the aggregate principal amount of all outstanding Swing Line Loans and (iii) the Letter of Credit Usage.

“Tranche A New Term Loans” means New Term Loans with required annual principal repayments greater than 1% of the original principal amount of such New Term Loans and otherwise with terms similar to the Tranche A Term Loans.

“Tranche A Term Loan” means an Initial Draw Tranche A Term Loan, a Delayed Draw Term Loan, a Series A New Term Loan, a Series A-1 Tranche A Term Loan, a Series A-2 Tranche A Term Loan, a Series A-3 Tranche A Term Loan and a Series A-4 Tranche A Term Loan.

“Tranche A Term Loan Exposure” means, with respect to any Lender, as of any date of determination, the outstanding principal amount of the Tranche A Term Loans of such Lender as of such date.

“Tranche A Term Loan Maturity Date” means (a) with respect to Series A-1 Tranche A Term Loans and Series A-2 Tranche A Term Loans, the earlier of (i) April 20, 2016 and (ii) the date on which all Tranche A Term Loans shall become due and payable in full hereunder, whether by acceleration or otherwise , (b) with respect to the Series A-3 Tranche A Term Loans, the earlier of (i) October 20, 2018 (the “Series A-3 Tranche A Term Loan Maturity Date”) and (ii) the date on which all Tranche A Term Loans shall become due and payable in full hereunder, whether by acceleration or otherwise and (c) with respect to the Series A-4 Tranche A Term Loans, the earlier of (i) April 1, 2020 (the “Series A-4 Tranche A Term Loan Maturity Date”) and (ii) the date on which all Tranche A Term Loans shall become due and payable in full hereunder, whether by acceleration or otherwise.

“Tranche A Term Loan Note” means a promissory note in the form of Exhibit B-3, as it may be amended, restated, supplemented or otherwise modified from time to time.

“Tranche B New Term Loans” means New Term Loans with required annual principal repayments not greater than 1% of the original principal amount of such New Term Loans and otherwise with terms similar to the Tranche B Term Loans.

“Tranche B Term Loan” means a Tranche B Term Loan made by a Lender to Borrower pursuant to Section 2.1(a), a Series A Tranche B Term Loan made pursuant to the Series A Tranche B Term Loan Joinder Agreement (except as expressly set forth herein, including for purposes of Section 2.13(a)), a Series B Tranche B Term Loan made pursuant to the Series B Tranche B Term Loan Joinder Agreement (except as expressly set forth herein, including for purposes of Section 2.13(a)), a Series C Tranche B Term Loan made pursuant to the Series C Tranche B Term Loan Joinder Agreement (except as expressly set forth herein, including for purposes of Section 2.13(a)), a Series D Tranche B Term Loan made pursuant to the Series D Tranche B Term Loan Joinder Agreement (except as expressly set forth herein, including for purposes of Section 2.13(a)), a Series C-1 Tranche B Term Loan made pursuant to Amendment No. 4 (except as expressly set forth herein, including for purposes of Section 2.13(a)), a Series D-1 Tranche B Term Loan made pursuant to Amendment No. 4 (except as expressly set forth herein, including for purposes of Section 2.13(a)), a Series E Tranche B Term Loan made pursuant to the Series E Tranche B Joinder Agreement (except as expressly set forth herein, including for purposes of Section 2.13(a)), a Series C-2 Tranche B Term Loan made pursuant to Amendment No. 7 (except as expressly set forth herein, including for purposes of Section 2.13(a)), a Series D-2 Tranche B Term Loan made pursuant to Amendment No. 7 (except as expressly set forth herein, including for purposes of Section 2.13(a)), a Series E-1 Tranche B Term Loan made pursuant to the Series E-1 Tranche B Term Loan Joinder Agreement (except as expressly set forth herein, including for purposes of Section 2.13(a)) and a Series F Tranche B Term Loan made pursuant to the Series F Tranche B Term Loan Joinder Agreement ~~or~~, pursuant to Amendment No. 14 ~~(~~or pursuant to Amendment No. 16 (in each case, except as expressly set forth herein, including for purposes of Section 2.13(a)).

“Tranche B Term Loan Commitment” means the commitment of a Lender to make or otherwise fund a Tranche B Term Loan on the Third Restatement Date and “Tranche B Term Loan Commitments” means such commitments of all Lenders in the aggregate. The amount of each Lender’s Tranche B Term Loan Commitment, if any, is set forth on Appendix A-2 or in the applicable Assignment Agreement, subject to any adjustment or reduction pursuant to the terms and conditions hereof. The aggregate amount of the Tranche B Term Loan Commitments as of the Third Restatement Date is $600,000,000.

“Tranche B Term Loan Exposure” means, with respect to any Lender, as of any date of determination, the outstanding principal amount of the Tranche B Term Loans of such Lender.

“Tranche B Term Loan Maturity Date” means (a) with respect to Tranche B Term Loans (other than Series C Tranche B Term Loans, Series C-1 Tranche B Term Loans, Series C-2 Tranche B Term Loans, Series E Tranche B Term Loans, Series E-1 Tranche B Term Loans, Series F Tranche B Term Loans (including Series F-3 Tranche B Term Loans and Series F-4 Tranche B Term Loans)) the earlier of (i) the date which is seven years after the Third Restatement Date and (ii) the date on which all Tranche B Term Loans shall become due and payable in full hereunder, whether by acceleration or otherwise, (b) with respect to Series C Tranche B Term Loans, Series C-1 Tranche B Term Loans and Series C-2 Tranche B Term Loans, December 11, 2019 (the “Series C Tranche B Term Loan Maturity Date”), (c) with respect to Series E Tranche B Term Loans and Series E-1 Tranche B Term Loans, August 5, 2020 (the “Series E-1 Tranche B Term Loan Maturity Date”) and (d) with respect to Series F Tranche B Term Loans (including Series F-3 Tranche B Term Loans and Series F-4 Tranche B Term Loans), April 1, 2022 (the “Series F Tranche B Term Loan Maturity Date”).

“Tranche B Term Loan Note” means a promissory note in the form of Exhibit B-4, as it may be amended, restated, supplemented or otherwise modified from time to time.

“Transactions” means the entry into this Agreement, the Original Credit Agreement, the First Amended and Restated Credit Agreement, the Second Amended and Restated Credit Agreement and the Credit Documents and the making of the Loans hereunder and thereunder and the consummation of the Acquisitions on and after the Second Restatement Date, and the payment of all fees and expenses related thereto.

“Type of Loan” means (i) with respect to Tranche A Term Loans, a Base Rate Loan or a Eurodollar Rate Loan, (ii) with respect to Tranche B Term Loans, a Base Rate Loan or a Eurodollar Rate Loan and (iii) with respect to Revolving Loans, a Base Rate Loan or a Eurodollar Rate Loan and (iv) with respect to Swing Line Loans, a Base Rate Loan.

“UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

“Underlying Debt” means in relation to a Credit Party and at any time, each obligation (whether present or future, actual or contingent) owing by that Credit Party to a Secured Party under the Credit Documents (including for the avoidance of doubt any change or increase in those obligations pursuant to or in connection with any amendment or supplement or restatement or novation of any Credit Document, in each case whether or not anticipated as of the date of this Agreement) excluding that Credit Party’s Parallel Debt or German Parallel Debt, as applicable.

“Unrestricted Subsidiary” means any Subsidiary of the Borrower designated by the Borrower after the Amendment No. 6 Effective Date as an Unrestricted Subsidiary hereunder by written notice to the Administrative Agent so long as (i) no Default or Event of Default has occurred and is continuing or would result therefrom, (ii) immediately after giving effect to such designation (as well as all other such designations theretofore consummated after the first day of such applicable period), Borrower and its Subsidiaries shall be in compliance with the financial covenants set forth in Section 6.7 on a Pro Forma Basis as of the last day of the Fiscal Quarter most recently ended for which financial statements are required to have been delivered pursuant to Section 5.1(a) or 5.1(b), as applicable (as determined in accordance with Section 1.5), (iii) such Unrestricted Subsidiary shall be capitalized (to the extent capitalized by the Borrower or any of its Subsidiaries) through Investments as permitted by, and in compliance with, Section 6.6(i), and any prior or concurrent Investments in such Subsidiary by the Borrower or any of its Subsidiaries shall be deemed to have been made under Section 6.6(i), (iv) without duplication of clause (iii), any assets owned by such Unrestricted Subsidiary at the time of the initial designation thereof shall be treated as Investments pursuant to Section 6.6(i), (v) such Subsidiary shall have been designated an “unrestricted subsidiary” (or otherwise not be subject to the covenants and defaults) under any other Indebtedness permitted to be incurred hereunder (to the extent the concept of unrestricted subsidiaries exists in the documents governing such Indebtedness) and all Refinancing Indebtedness in respect of any of the foregoing and all Disqualified Equity Interests and (vi) without duplication of clause (iii) and (iv), such designation shall constitute an Investment by the Borrower therein at the date of such designation in an amount equal to the net book value of the Borrower’s or its Subsidiary’s (as applicable) investment therein (and such designation shall only be permitted to the extent such Investment is permitted under Section 6.6(i)). The Borrower may designate any Unrestricted Subsidiary to be a Subsidiary for purposes of this Agreement (each, a “Subsidiary Redesignation”); provided, that (i) such Unrestricted Subsidiary, both before and after giving effect to such designation, shall be a wholly owned Subsidiary of the Borrower, (ii) no Default or Event of Default has occurred and is continuing or would result therefrom, (iii) immediately after giving effect to such Subsidiary Redesignation (as well as all other Subsidiary Redesignations theretofore consummated after the first day of such applicable period), Borrower and its Subsidiaries shall be in compliance with the financial covenants set forth in Section 6.7 on a Pro Forma Basis as of the last day of the Fiscal Quarter most recently ended for which financial statements are required to have been delivered pursuant to Section 5.1(a) or 5.1(b), as applicable (as determined in accordance with Section 1.5), and (iv) the Borrower shall have delivered to the Administrative Agent an officer’s certificate executed by a Responsible Officer of such Borrower, certifying to the best of such officer’s knowledge, compliance with the requirements of preceding clauses (i) through (iii), inclusive, and containing the calculations and information required by the preceding clause (iii).

“VPI” as defined in the recitals hereto.

“VPI Convertible Notes” means VPI’s 4.0% Convertible Subordinated Notes due 2013, issued under that certain indenture dated as of November 19, 2003, among VPI, Ribapharm Inc. and The Bank of New York Mellon, as trustee.

“Waivable Mandatory Prepayment” as defined in Section 2.15(d).

“WURA” means the Winding-Up and Restructuring Act (Canada).

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

1.2 Accounting Terms. Except as otherwise expressly provided herein, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP; provided that, if Borrower notifies the Administrative Agent that Borrower requests an amendment to any provision (including any definition) hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies Borrower that the Requisite Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Financial statements and other information required to be delivered by Borrower to Lenders pursuant to Sections 5.1(a) and 5.1(b) shall be prepared in accordance with GAAP as in effect at the time of such preparation (and delivered together with the reconciliation statements provided for in Section 5.1(d), if applicable).

1.3 Interpretation, etc. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. References herein to any Section, Appendix, Schedule or Exhibit shall be to a Section, an Appendix, a Schedule or an Exhibit, as the case may be, hereof unless otherwise specifically provided. The use herein of the word “include” or “including,” when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. The terms lease and license shall include sub lease and sub license, as applicable. A reference to a statute includes all regulations made pursuant to such statute and, unless otherwise specified, the provisions of any statute or regulation which amends, revises, restates, supplements or supersedes any such statute or any such regulation. In this Agreement, where the terms “continuing,” “continuance” or words to similar effect are used in relation to a Default or an Event of Default, the terms shall mean only, in the case of a Default, that the applicable event or circumstance has not been waived or, if capable of being cured, cured, prior to the event becoming or resulting in an Event of Default, and in the case of an Event of Default, that such event or circumstance has not been waived.

For purposes of any assets, liabilities or entities located in the Province of Québec or charged by any deed of hypothec (or any other Credit Document) and for all other purposes pursuant to which the interpretation or construction of this Agreement may be subject to the laws of the Province of Québec or a court or tribunal exercising jurisdiction in the Province of Québec, (a) “personal property” shall include “movable property,” (b) “real property” or “real estate” shall include “immovable property,” (c) “tangible property” shall include “corporeal property,” (d) “intangible property” shall include “incorporeal property,” (e) “security interest,” “mortgage” and “lien” shall include a “hypothec,” “right of retention,” “prior claim” and a “resolutory clause,” (f) all references to filing, perfection, priority, remedies, registering or recording under the UCC or PPSA shall include publication under the Civil Code of Québec, (g) all references to “perfection” of or “perfected” liens or security interest shall include a reference to a hypothec which is “opposable” or can be “set up” as against third parties, (h) any “right of offset,” “right of setoff” or similar expression shall include a “right of compensation,” (i) “common law” shall include “civil law,” (j) “tort” shall include “extracontractual liability,” (k) “bailor” shall include “depositor” and “bailee” shall include “depositary,” (l) “goods” shall include “corporeal movable property” other than chattel paper, documents of title, instruments, money and securities, (m) an “agent” shall include a “mandatary,” (n) “construction liens” shall include “legal hypothecs in favour of persons having taken part in the construction or renovation of an immovable,” (o) “joint and several” shall include “solidary,” (p) “gross negligence or willful misconduct” shall be deemed to be “intentional or gross fault,” (q) “beneficial ownership” shall include “ownership” and “legal title” shall include holding title on behalf of an owner as mandatary or prete-nom”; (r) “easement” shall include “servitude,” (s) “priority” shall include “prior claim” or “rank,” as applicable; (t) “survey” shall include “certificate of location and plan,” (u) “state” shall include “province,” (v) “fee simple title” shall include “ownership,” (w) “accounts” shall include “claims,” (x) “conditional sale” shall include “instalment sale,” (y) “purchase money financing” or “purchase money lien” shall include “instalment sales, reservations of ownership, contracts of lease, leasing contracts and vendor’s hypothecs.” The parties hereto confirm that it is their wish that this Agreement and any other document executed in connection with the transactions contemplated herein be drawn up in the English language only and that all other documents contemplated thereunder or relating thereto, including notices, may also be drawn up in the English language only. Les parties aux présentes confirment que c’est leur volonté que cette convention et les autres documents de crédit soient rédigés en langue anglaise seulement et que tous les documents, y compris tous avis, envisagés par cette convention et les autres documents peuvent être rédigés en langue anglaise seulement.

1.4 Currency Matters. All Obligations of each Credit Party under the Credit Documents shall be payable in Dollars, and all calculations, comparisons, measurements or determinations under the Credit Documents shall be made in Dollars. For the purpose of such calculations, comparisons, measurements or determinations, amounts denominated in other currencies shall be converted into the Equivalent Amount of Dollars on the date of calculation, comparison, measurement or determination.

1.5 Pro Forma Transactions; Covenant Calculations. (a) With respect to any period during which any Permitted Acquisition or any sale, transfer or other disposition of any material assets outside the ordinary course of business occurs, for purposes of determining compliance with the covenants contained in Sections 6.1 and 6.7, or for purposes of determining the Interest Coverage Ratio, Leverage Ratio or Secured Leverage Ratio as of any date, calculations with respect to such period shall be made on a Pro Forma Basis. (b) All Indebtedness that has been defeased, satisfied and discharged or irrevocably called for redemption in accordance with the terms of the agreements governing such Indebtedness with such Cash sufficient to satisfy such defeasance, satisfaction and discharge or redemption irrevocably deposited with the appropriate entity for such purpose will be deemed not to be outstanding for purposes of calculating the amount of Indebtedness outstanding at any time under the covenants and financial or other calculations under this Agreement; provided, that all such Cash and other assets deposited pursuant to the foregoing will not be included in any such covenant or financial or other calculation under this Agreement which are calculated on a basis net of Cash.

1.6 Effect of This Agreement on the Second Amended and Restated Credit Agreement and Other Credit Documents. Upon satisfaction of the conditions precedent to the effectiveness of this Agreement set forth in Section 3.1 hereof, this Agreement shall be binding on Borrower, the Agents, the Lenders and the other parties hereto, and the Second Amended and Restated Credit Agreement and the provisions thereof shall be replaced in their entirety by this Agreement and the provisions hereof, with the parties hereby agreeing that there is no novation of the Second Amended and Restated Credit Agreement; provided that the Collateral and the Credit Documents shall continue to secure, guarantee, support and otherwise benefit the Obligations of Borrower and the other Credit Parties under this Agreement and the other Credit Documents. Upon the effectiveness of this Agreement, each Credit Document that was in effect immediately prior to the date of this Agreement shall continue to be effective and, unless the context otherwise requires, any reference to the Credit Agreement contained therein shall be deemed to refer to this Agreement.

1.7 Medicis Transactions. Notwithstanding anything to the contrary in any Credit Document, nothing contained in any Credit Document shall prevent (a) the granting or existence of any Liens on the Escrow Account, the Escrowed Funds or any New Senior Notes Documents or pursuant to any New Senior Notes Escrow Documents, in each case, in favor of the Escrow Agent or the trustee under the New Senior Notes Indenture (or their designees), (b) the making of any Restricted Junior Payment in connection with the consummation of the Medicis Acquisition and the other Medicis Transactions, (c) the holding of the Escrowed Funds in the Escrow Account or (d) any other transaction contemplated by the New Senior Notes Documents (it being understood, for the avoidance of doubt, that any such granting of Liens, making of Restricted Junior Payments and other transactions shall be deemed made exclusively in reliance upon this Section 1.7 and not any other exception or basket under any other provision of any Credit Document). In addition, prior to the consummation of the Medicis Acquisition, Escrow Issuer shall not be deemed a Subsidiary for purposes of this Agreement or any other Credit Document, and, for the avoidance of doubt, shall not be subject to the (i) requirements of Section 5 (including, for the avoidance of doubt, Section 5.10) or Section 6 hereof, (ii) representations and warranties in Section 4 hereof or (iii) Events of Default in Section 8 hereof. The Lenders, the Issuing ~~Bank~~Banks and their respective Affiliates hereby agree that none of the Administrative Agent, the Collateral Agent or any Affiliate thereof shall have any liability or obligation to the Lenders, in their capacities as such, with respect to any transactions contemplated by the New Senior Notes Documents.

1.8 Bausch & Lomb Transactions; Sun Transactions. Notwithstanding anything to the contrary in any Credit Document, nothing contained in any Credit Document shall prevent (a) the granting or existence of any Liens on the Bausch & Lomb Escrow Account, the Bausch & Lomb Escrowed Funds or any Bausch & Lomb New Senior Notes Documents or pursuant to any Bausch & Lomb New Senior Notes Escrow Documents, in each case, in favor of the Bausch & Lomb Escrow Agent or the trustee under the Bausch & Lomb New Senior Notes Indenture (or their designees), (b) the making of any Restricted Junior Payment in connection with the consummation of the Bausch & Lomb Acquisition and the other Bausch & Lomb Transactions, (c) the holding of the Bausch & Lomb Escrowed Funds in the Bausch & Lomb Escrow Account or (d) any other transaction contemplated by the Bausch & Lomb New Senior Notes Documents (it being understood, for the avoidance of doubt, that any such granting of Liens, making of Restricted Junior Payments and other transactions shall be deemed made exclusively in reliance upon this Section 1.8 and not any other exception or basket under any other provision of any Credit Document). In addition, prior to the consummation of the Bausch & Lomb Acquisition, Bausch & Lomb Escrow Issuer shall not be deemed a Subsidiary for purposes of this Agreement or any other Credit Document, and, for the avoidance of doubt, shall not be subject to the (i) requirements of Section 5 (including, for the avoidance of doubt, Section 5.10) or Section 6 hereof, (ii) representations and warranties in Section 4 hereof or (iii) Events of Default in Section 8 hereof. The Lenders, the Issuing ~~Bank~~Banks and their respective Affiliates hereby agree that none of the Administrative Agent, the Collateral Agent or any Affiliate thereof shall have any liability or obligation to the Lenders, in their capacities as such, with respect to any transactions contemplated by the Bausch & Lomb New Senior Notes Documents. Notwithstanding anything to the contrary in any Credit Document, nothing contained in any Credit Document shall prevent the Sun Transactions.

1.9 Acquisition Escrow Debt Transactions. Notwithstanding anything to the contrary in any Credit Document, nothing contained in any Credit Document shall prevent (a) the incurrence of Acquisition Escrow Debt, (b) the granting or existence of any Liens on any Acquisition Debt Escrow Account, any Acquisition Debt Escrowed Funds or any Acquisition Debt Escrow Debt Documents, in each case, in favor of any Acquisition Debt Escrow Agent or the agent or trustee under any Acquisition Debt Escrow Debt Documents (or any designee thereof), (c) the holding of any Acquisition Debt Escrowed Funds in an Acquisition Debt Escrow Account or (d) any other transaction contemplated by any Acquisition Debt Escrow Debt Document (it being understood, for the avoidance of doubt, that any such incurrence of Acquisition Escrow Debt, granting of Liens and other transactions shall, prior to the consummation of the applicable Escrow Acquisition be deemed made exclusively in reliance upon this Section 1.8 and not any other exception or basket under any other provision of any Credit Document). In addition, prior to the consummation of the applicable Escrow Acquisition, the applicable Acquisition Debt Escrow Issuer shall not be deemed a Subsidiary for purposes of this Agreement or any other Credit Document, and, for the avoidance of doubt, shall not be subject to the (i) requirements of Section 5 (including, for the avoidance of doubt, Section 5.10) or Section 6 hereof, (ii) representations and warranties in Section 4 hereof or (iii) Events of Default in Section 8 hereof. It is understood, for the avoidance of doubt, that from and after the date of the consummation of the applicable Escrow Acquisition, any Indebtedness incurred to finance such Permitted Acquisition, the granting or existing of any Liens in connection with such Indebtedness (or otherwise) or any other transaction in connection with such Permitted Acquisition shall be subject to the applicable (i) covenants in Section 5 and Section 6 hereof, and (ii) Events of Default in Section 8 hereof. The Lenders, the Issuing ~~Bank~~Banks and their respective Affiliates hereby agree that none of the Administrative Agent, the Collateral Agent or any Affiliate thereof shall have any liability or obligation to the Lenders, in their capacities as such, with respect to any transactions contemplated by any Acquisition Debt Escrow Debt Documents.

SECTION 2. LOANS AND LETTERS OF CREDIT

2.1 Term Loans.

(a) Loan Commitments. Subject to the terms and conditions hereof, (x) each Lender severally agrees to make, on the Third Restatement Date, Tranche B Term Loans in Dollars to Borrower in an amount equal to such Lender’s Tranche B Term Loan Commitment~~.~~ and (y) the Additional Series F-4 Tranche B Term Loan Lender agrees to make, on the Amendment No. 16 Effective Date, a Tranche B Term Loan in Dollars to Borrower in an amount equal to the Additional Series F-4 Tranche B Term Commitment Amount.

Any amount borrowed under this Section 2.1(a) and subsequently repaid or prepaid may not be reborrowed. Subject to Sections 2.13(a) and 2.14, all amounts owed hereunder with respect to the Tranche A Term Loans and the Tranche B Term Loans shall be paid in full no later than the Tranche A Term Loan Maturity Date and the Tranche B Term Loan Maturity Date, respectively. Each Lender’s Tranche B Term Loan Commitment shall terminate immediately and without further action on the Third Restatement Date after giving effect to the funding of such Lender’s Tranche B Term Loan Commitment on such date. The Additional Series F-4 Tranche B Term Loan Lender’s Additional Series F-4 Tranche B Term Commitment shall terminate immediately and without further action on the Amendment No. 16 Effective Date after giving effect to the funding of such Lender’s Additional Series F-4 Tranche B Term Commitment on such date.

(b) Borrowing Mechanics for Tranche B Term Loans on the Third Restatement Date.

(i) Borrower shall deliver to Administrative Agent a fully executed Funding Notice for Tranche B Term Loans no later than three days prior to the Third Restatement Date. Promptly upon receipt by Administrative Agent of such Funding Notice, Administrative Agent shall notify each Lender of the proposed borrowings.

(ii) Each Lender shall make its Tranche B Term Loan available to Administrative Agent not later than 11:00 a.m. (New York City time) on the Third Restatement Date, by wire transfer of same day funds in Dollars at the Principal Office designated by Administrative Agent.

Upon satisfaction or waiver of the conditions precedent specified herein, Administrative Agent shall make the proceeds of the Tranche B Term Loans available to Borrower on the Third Restatement Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Loans received by Administrative Agent from Lenders to be credited to the account of Borrower, at the Principal Office designated by Administrative Agent or to such other account as may be designated in writing to Administrative Agent by Borrower.

2.2 Revolving Loans.

(a) Revolving Commitments. During the Revolving Commitment Period, subject to the terms and conditions hereof, each Lender severally agrees to make Revolving Loans in Dollars to Borrower in an aggregate amount up to but not exceeding such Lender’s Revolving Commitment; provided, that after giving effect to the making of any Revolving Loans in no event shall the Total Utilization of Revolving Commitments exceed the Revolving Commitments then in effect. Amounts borrowed pursuant to this Section 2.2(a) may be repaid and reborrowed, only in the currency borrowed, during the Revolving Commitment Period. All Revolving Loans will be made by all Revolving Lenders (including both 2018 Revolving Lenders and 2020 Revolving Lenders) in accordance with their Pro Rata Share of the Revolving Commitments until the 2018 Revolving Commitment Maturity Date; thereafter, all Revolving Loans will be made by the 2020 Revolving Lenders in accordance with their Pro Rata Share of the 2020 Revolving Commitments until the 2020 Revolving Commitment Maturity Date. Each Lender’s Revolving Commitment shall expire on the applicable Revolving Commitment Termination Date and all Revolving Loans and all other amounts owed hereunder with respect to such Revolving Loans and such Revolving Commitments shall be paid in full no later than such applicable date. For the avoidance of doubt, on the 2018 Revolving Commitment Termination Date, all 2018 Revolving Loans outstanding on such date shall be paid in full and on the 2020 Revolving Commitment Termination Date, all 2020 Revolving Loans outstanding on such date shall be paid in full.

(b) Borrowing Mechanics for Revolving Loans.

(i) Except pursuant to Section 2.4(d), Revolving Loans that are Base Rate Loans shall be made in an aggregate minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess of that amount, Revolving Loans that are Eurodollar Rate Loans shall be in an aggregate minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess of that amount.

(ii) Subject to Section 3.3(b), whenever Borrower desires that Lenders make Revolving Loans, Borrower shall deliver to Administrative Agent a fully executed and delivered Funding Notice no later than 1:00 p.m. (New York City time) at least three Business Days in advance of the proposed Credit Date in the case of a Eurodollar Rate Loan and at least one Business Day in advance of the proposed Credit Date in the case of a Revolving Loan that is a Base Rate Loan.

(iii) Notice of receipt of each Funding Notice in respect of Revolving Loans, together with the amount of each Lender’s Pro Rata Share thereof, if any, together with the applicable interest rate, shall be provided by Administrative Agent to each applicable Lender by telefacsimile with reasonable promptness, but (provided Administrative Agent shall have received such notice by 1:00 p.m. (New York City time)) not later than 2:00 p.m. (New York City time) on the same day as Administrative Agent’s receipt of such Notice from Borrower.

(iv) Each Lender shall make the amount of its Revolving Loan available to Administrative Agent not later than 12:00 p.m. (New York City time) on the applicable Credit Date by wire transfer of same day funds in Dollars, at the Principal Office designated by Administrative Agent. Except as provided herein, upon satisfaction or waiver of the conditions precedent specified herein, Administrative Agent shall make the proceeds of such Revolving Loans available to Borrower on the applicable Credit Date by causing an amount of same day funds in Dollars, equal to the proceeds of all such Revolving Loans received by Administrative Agent from Lenders to be credited to the account of Borrower at the Principal Office designated by Administrative Agent or such other account as may be designated in writing to Administrative Agent by Borrower.

2.3 Swing Line Loans.

(a) Swing Line Loans Commitments. During the Revolving Commitment Period, subject to the terms and conditions hereof, Swing Line Lender shall make Swing Line Loans in Dollars to Borrower in the aggregate amount up to but not exceeding the Swing Line Sublimit; provided, that after giving effect to the making of any Swing Line Loan, in no event shall the Total Utilization of Revolving Commitments exceed the Revolving Commitments then in effect. Amounts borrowed pursuant to this Section 2.3 may be repaid and reborrowed during the 2020 Revolving Commitment Period. Swing Line Lender’s Revolving Commitment shall expire on the Revolving Commitment Termination Date and all Swing Line Loans and all other amounts owed hereunder with respect to the Swing Line Loans and the Revolving Commitments shall be paid in full no later than such date.

(b) Borrowing Mechanics for Swing Line Loans.

(i) Swing Line Loans shall be made in an aggregate minimum amount of $500,000 and integral multiples of $100,000 in excess of that amount.

(ii) Subject to Section 3.3(b), whenever Borrower desires that Swing Line Lender make a Swing Line Loan, Borrower shall deliver to Administrative Agent a Funding Notice no later than 12:00 p.m. (New York City time) on the proposed Credit Date.

(iii) Swing Line Lender shall make the amount of its Swing Line Loan available to Administrative Agent not later than 2:00 p.m. (New York City time) on the applicable Credit Date by wire transfer of same day funds in Dollars, at the Principal Office designated by Administrative Agent. Except as provided herein, upon satisfaction or waiver of the conditions precedent specified herein, Administrative Agent shall make the proceeds of such Swing Line Loans available to Borrower on the applicable Credit Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Swing Line Loans received by Administrative Agent from Swing Line Lender to be credited to the account of Borrower at the Principal Office designated by Administrative Agent, or to such other account as may be designated in writing to Administrative Agent by Borrower.

(iv) With respect to any Swing Line Loans which have not been voluntarily prepaid by Borrower pursuant to Section 2.13, Swing Line Lender may at any time in its sole and absolute discretion, deliver to Administrative Agent (with a copy to Borrower), no later than 1:00 p.m. (New York City time) at least one Business Day in advance of the proposed Credit Date, a notice (which shall be deemed to be a Funding Notice given by Borrower) requesting that each Lender holding a Revolving Commitment make Revolving Loans that are Base Rate Loans to Borrower on such Credit Date in an amount equal to the amount of such Swing Line Loans (the “Refunded Swing Line Loans”) outstanding on the date such notice is given which Swing Line Lender requests Lenders to prepay. Anything contained in this Agreement to the contrary notwithstanding, (1) the proceeds of such Revolving Loans made by the Lenders other than Swing Line Lender shall be immediately delivered by Administrative Agent to Swing Line Lender (and not to Borrower) and applied to repay a corresponding portion of the Refunded Swing Line Loans and (2) on the day such Revolving Loans are made, Swing Line Lender’s Pro Rata Share of the Refunded Swing Line Loans (determined by reference to Swing Line Lender’s Revolving Commitment, if any) shall be deemed to be paid with the proceeds of a Revolving Loan made by Swing Line Lender to Borrower, and such portion of the Swing Line Loans deemed to be so paid shall no longer be outstanding as Swing Line Loans and shall no longer be due under the Swing Line Note of Swing Line Lender but shall instead constitute part of Swing Line Lender’s outstanding Revolving Loans to Borrower and shall be due under the Revolving Loan Note issued by Borrower to Swing Line Lender. Borrower hereby authorizes Administrative Agent and Swing Line Lender to charge Borrower’s accounts with Administrative Agent and Swing Line Lender (up to the amount available in each such account) in order to immediately pay Swing Line Lender the amount of the Refunded Swing Line Loans to the extent of the proceeds of such Revolving Loans made by Lenders, including the Revolving Loans deemed to be made by Swing Line Lender, are not sufficient to repay in full the Refunded Swing Line Loans. If any portion of any such amount paid (or deemed to be paid) to Swing Line Lender should be recovered by or on behalf of Borrower from Swing Line Lender in bankruptcy, by assignment for the benefit of creditors or otherwise, the loss of the amount so recovered shall be ratably shared among all Lenders in the manner contemplated by Section 2.17.

(v) If for any reason Revolving Loans are not made pursuant to Section 2.3(b)(iv) in an amount sufficient to repay any amounts owed to Swing Line Lender in respect of any outstanding Swing Line Loans on or before the third Business Day after demand for payment thereof by Swing Line Lender, each Lender holding a Revolving Commitment shall be deemed to, and hereby agrees to, have purchased a participation in such outstanding Swing Line Loans, and in an amount equal to its Pro Rata Share of the applicable unpaid amount together with accrued interest thereon. Upon one Business Day’s notice from Swing Line Lender, each Lender holding a Revolving Commitment shall deliver to Swing Line Lender an amount equal to its respective participation in the applicable unpaid amount in same day funds at the Principal Office of Swing Line Lender. In order to evidence such participation each Lender holding a Revolving Commitment agrees to enter into a participation agreement at the request of Swing Line Lender in form and substance reasonably satisfactory to Swing Line Lender. In the event any Lender holding a Revolving Commitment fails to make available to Swing Line Lender the amount of such Lender’s participation as provided in this paragraph, Swing Line Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon for three Business Days at the rate customarily used by Swing Line Lender for the correction of errors among banks and thereafter at the Base Rate, as applicable.

(vi) Notwithstanding anything contained herein to the contrary, (1) each Lender’s obligation to make Revolving Loans for the purpose of repaying any Refunded Swing Line Loans pursuant to the second preceding paragraph and each Lender’s obligation to purchase a participation in any unpaid Swing Line Loans pursuant to the immediately preceding paragraph shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against Swing Line Lender, any Credit Party or any other Person for any reason whatsoever; (B) the occurrence or continuation of a Default or Event of Default; (C) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of any Credit Party; (D) any breach of this Agreement or any other Credit Document by any party thereto; or (E) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided that such obligations of each Lender are subject to the condition that Swing Line Lender had not received prior notice from Borrower or the Requisite Lenders that any of the conditions under Section 3.3 to the making of the applicable Refunded Swing Line Loans or other unpaid Swing Line Loans, were not satisfied at the time such Refunded Swing Line Loans or unpaid Swing Line Loans were made; and (2) Swing Line Lender shall not be obligated to make any Swing Line Loans (A) if it has elected not to do so after the occurrence and during the continuation of a Default or Event of Default, (B) it does not in good faith believe that all conditions under Section 3.3 to the making of such Swing Line Loan have been satisfied or waived by the Requisite Lenders or (C) at a time when any Lender is a Defaulting Lender unless Swing Line Lender has entered into arrangements reasonably satisfactory to it and Borrower to eliminate Swing Line Lender’s risk with respect to the Defaulting Lender’s participation in such Swing Ling Loan, including by cash collateralizing such Defaulting Lender’s Pro Rata Share of the outstanding Swing Line Loans.

(c) Resignation and Removal of Swing Line Lender. Swing Line Lender may resign as Swing Line Lender upon 30 days’ prior written notice to Administrative Agent, Lenders and Borrower. Swing Line Lender may be replaced at any time by written agreement among Borrower, Administrative Agent, the replaced Swing Line Lender (provided that no consent will be required if the replaced Swing Line Lender has no Swing Line Loans outstanding) and the successor Swing Line Lender. Administrative Agent shall notify the Lenders of any such replacement of Swing Line Lender. At the time any such replacement or resignation shall become effective, (i) Borrower shall prepay any outstanding Swing Line Loans made by the resigning or removed Swing Line Lender, (ii) upon such prepayment, the resigning or removed Swing Line Lender shall surrender any Swing Line Note held by it to Borrower for cancellation, and (iii) Borrower shall issue, if so requested by the successor Swing Line Lender, a new Swing Line Note to the successor Swing Line Lender, in the principal amount of the Swing Line Sublimit then in effect and with other appropriate insertions. From and after the effective date of any such replacement or resignation, (x) any successor Swing Line Lender shall have all the rights and obligations of a Swing Line Lender under this Agreement with respect to Swing Line Loans made thereafter and (y) references herein to the term “Swing Line Lender” shall be deemed to refer to such successor or to any previous Swing Line Lender, or to such successor and all previous Swing Line Lenders, as the context shall require.

(d) Reallocation of Risk Participations. On the 2018 Revolving Commitment Termination Date, all risk participations with respect to Swing Line Loans incurred by the Borrower on or prior to the 2018 Revolving Commitment Termination Date pursuant to Section 2.3(b)(v) shall be reallocated to the 2020 Revolving Lenders in accordance with their Pro Rata Share of the remaining Revolving Commitments; provided that such reallocation shall only be effected to the extent that it would not result in the 2020 Revolving Credit Exposure of any 2020 Revolving Credit Lender exceeding such Lender’s 2020 Revolving Commitment.

2.4 Issuance of Letters of Credit and Purchase of Participations Therein.

(a) Letters of Credit. During the Revolving Commitment Period, subject to the terms and conditions hereof, each Issuing Bank agrees to issue Letters of Credit for the account of Borrower; provided, (i) the stated amount of each Letter of Credit shall not be less than $100,000 (or the Equivalent Amount thereof in any alternative currency) or such lesser amount as is acceptable to such Issuing Bank; (ii) after giving effect to such issuance, in no event shall the Total Utilization of Revolving Commitments exceed the Revolving Commitments then in effect; (iii) after giving effect to such issuance, in no event shall the Letter of Credit Usage exceed the Letter of Credit Sublimit then in effect (including with respect to each Issuing Bank); (iv) in no event shall any standby Letter of Credit have an expiration date later than the earlier of (1) the date that is 5 Business Days prior to the 2020 Revolving Commitment Termination Date (or, if agreed by the applicable Issuing Bank in its sole discretion, the 2020 Revolving Commitment Termination Date) and (2) the date which is 30 months from the date of issuance of such standby Letter of Credit; (v) in no event shall any commercial Letter of Credit have an expiration date later than the earlier of (1) the date that is 5 Business Days prior to the Revolving Commitment Termination Date (or, if agreed by the applicable Issuing Bank in its sole discretion, the Revolving Commitment Termination Date) and (2) the date which is 30 months from the date of issuance of such commercial Letter of Credit; ~~and~~ (vi) Issuing ~~Bank~~Banks shall be under no obligation to issue any Letter of Credit if the issuance of such Letter of Credit would violate one or more policies of such Issuing Bank applicable to letters of credit generally and not solely to letters of credit issuable to Borrower; and (vii) no Issuing Bank shall be required to issue, renew, extend or replace any commercial Letter of Credit on or after the Amendment No. 16 Effective Date without its consent. Subject to the foregoing, any Issuing Bank may agree that a standby Letter of Credit will automatically be extended for one or more successive periods not to exceed one year each, unless such Issuing Bank elects not to extend for any such additional period, and so notifies the beneficiary thereof 30 days in advance that such standby Letter of Credit will not be so extended; provided that such Issuing Bank shall not extend any such Letter of Credit if it has received written notice that an Event of Default has occurred and is continuing at the time such Issuing Bank must elect to allow such extension; provided, further, that if any Lender is a Defaulting Lender, such Issuing Bank shall not be required to issue any Letter of Credit unless such Issuing Bank has entered into arrangements reasonably satisfactory to it and Borrower to eliminate such Issuing Bank’s risk with respect to the participation in Letters of Credit of the Defaulting Lender, including by cash collateralizing such Defaulting Lender’s Pro Rata Share of the Letter of Credit Usage.

(b) Notice of Issuance. Subject to Section 3.3(b), whenever Borrower desires the issuance, amendment or modification of a Letter of Credit, it shall deliver to Administrative Agent and the applicable Issuing Bank an Issuance Notice no later than 12:00 p.m. (New York City time) at least three Business Days (in the case of standby letters of credit) or five Business Days (in the case of commercial letters of credit), or in each case such shorter period as may be agreed to by such Issuing Bank in any particular instance, in advance of the proposed date of issuance, amendment or modification. Upon satisfaction or waiver of the conditions set forth in Section 3.3, the applicable Issuing Bank shall issue, amend or modify the requested Letter of Credit only in accordance with such Issuing Bank’s standard operating procedures. Upon the issuance of any Letter of Credit or amendment or modification to a Letter of Credit, such Issuing Bank shall promptly notify each Lender with a Revolving Commitment of such issuance, which notice shall be accompanied by a copy of such Letter of Credit or amendment or modification to a Letter of Credit and the amount of such Lender’s respective participation in such Letter of Credit pursuant to Section 2.4(e).

(c) Responsibility of Issuing Bank with Respect to Requests for Drawings and Payments. In determining whether to honor any drawing under any Letter of Credit by the beneficiary thereof, the applicable Issuing Bank shall be responsible only to examine the documents delivered under such Letter of Credit with reasonable care so as to ascertain whether they appear on their face to be in accordance with the terms and conditions of such Letter of Credit. As between Borrower and any Issuing Bank, Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by such Issuing Bank, by the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, no Issuing Bank shall ~~not be~~be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any such Letter of Credit to comply fully with any conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of the applicable Issuing Bank, including any Governmental Acts; none of the above shall affect or impair, or prevent the vesting of, any of such Issuing Bank’s rights or powers hereunder. Without limiting the foregoing and in furtherance thereof, any action taken or omitted by any Issuing Bank under or in connection with the Letters of Credit or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not give rise to any liability on the part of such Issuing Bank to Borrower. Notwithstanding anything to the contrary contained in this Section 2.4(c), Borrower shall retain any and all rights it may have against any Issuing Bank for any liability to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims of which are waived by the Borrower to the extent permitted by applicable law) arising solely out of the gross negligence or willful misconduct of such Issuing Bank.

(d) Reimbursement by Borrower of Amounts Drawn or Paid Under Letters of Credit. In the event any Issuing Bank has determined to honor a drawing under a Letter of Credit, it shall immediately notify Borrower and Administrative Agent, and Borrower shall reimburse such Issuing Bank on or before the Business Day immediately following the date on which Borrower was notified by such Issuing Bank that such drawing was honored (the “Reimbursement Date”) in an Equivalent Amount in Dollars and in same day funds equal to the amount of such honored drawing; provided that anything contained herein to the contrary notwithstanding, (i) unless Borrower shall have notified Administrative Agent and such Issuing Bank prior to 10:00 a.m. (New York City time) on the date such drawing is honored that Borrower intends to reimburse such Issuing Bank for the amount of such honored drawing with funds other than the proceeds of Revolving Loans, Borrower shall be deemed to have given a timely Funding Notice to Administrative Agent requesting Lenders with Revolving Commitments to make Revolving Loans that are Base Rate Loans on the Reimbursement Date in an Equivalent Amount in Dollars equal to the amount of such honored drawing, and (ii) subject to satisfaction or waiver of the conditions specified in Section 3.3, Lenders with Revolving Commitments shall, on the Reimbursement Date, make Revolving Loans that are Base Rate Loans in the amount of such honored drawing, the proceeds of which shall be applied directly by Administrative Agent to reimburse such Issuing Bank for the amount of such honored drawing; and provided, further, that if for any reason proceeds of Revolving Loans are not received by such Issuing Bank on the Reimbursement Date in an amount equal to the amount of such honored drawing, Borrower shall reimburse such Issuing Bank, on demand, in an amount in same day funds equal to the excess of the amount of such honored drawing over the aggregate amount of proceeds of such Revolving Loans, if any, which are so received. Nothing in this Section 2.4(d) shall be deemed to relieve any Lender with a Revolving Commitment from its obligation to make Revolving Loans on the terms and conditions set forth herein, and Borrower shall retain any and all rights it may have against any such Lender resulting from the failure of such Lender to make such Revolving Loans under this Section 2.4(d).

(e) Lenders’ Purchase of Participations in Letters of Credit. Subject to 2.4(i), immediately upon the issuance of each Letter of Credit, each Lender having a Revolving Commitment shall be deemed to have purchased, and hereby agrees to irrevocably purchase, from the applicable Issuing Bank a participation in such Letter of Credit and any drawings honored thereunder in an amount equal to such Lender’s Pro Rata Share (with respect to the Revolving Commitments) of the maximum amount which is or at any time may become available to be drawn thereunder. In the event that Borrower shall fail for any reason to reimburse any Issuing Bank as provided in Section 2.4(d), such Issuing Bank shall promptly notify Administrative Agent of the unreimbursed amount of such honored drawing and Administrative Agent shall notify each Lender with a Revolving Commitment of such Lender’s respective participation therein based on such Lender’s Pro Rata Share of the Revolving Commitments. Each Lender with a Revolving Commitment shall make available to Administrative Agent for the account of ~~the~~such Issuing Bank an amount equal to its respective participation, in an Equivalent Amount in Dollars and in same day funds, at the office of Administrative Agent specified in such notice, not later than 12:00 p.m. (New York City time) on the first business day (under the laws of the jurisdiction in which such office of such Issuing Bank is located) after the date notified by Administrative Agent. The Administrative Agent shall remit the funds so received to the applicable Issuing Bank. In the event that any Lender with a Revolving Commitment fails to make available to Administrative Agent for the account of the applicable Issuing Bank on such business day the amount of such Lender’s participation in such Letter of Credit as provided in this Section 2.4(e), such Issuing Bank (acting through the Administrative Agent) shall be entitled to recover such amount on demand from such Lender together with interest thereon for three Business Days at the rate customarily used by such Issuing Bank for the correction of errors among banks and thereafter at the Base Rate. Nothing in this Section 2.4(e) shall be deemed to prejudice the right of any Lender with a Revolving Commitment to recover from any Issuing Bank any amounts made available by such Lender to such Issuing Bank pursuant to this Section in the event that the payment with respect to a Letter of Credit in respect of which payment was made by such Lender constituted gross negligence or willful misconduct on the part of such Issuing Bank. In the event any Issuing Bank (acting through the Administrative Agent) shall have been reimbursed by other Lenders pursuant to this Section 2.4(e) for all or any portion of any drawing honored by Issuing Bank under a Letter of Credit, the Issuing Bank (acting through the Administrative Agent) shall distribute to each Lender which has paid all amounts payable by it under this Section 2.4(e) with respect to such honored drawing such Lender’s Pro Rata Share of all payments subsequently received by such Issuing Bank from Borrower in reimbursement of such honored drawing when such payments are received. Any such distribution shall be made to a Lender at its primary address set forth below its name on Appendix B or at such other address as such Lender may request.

(f) Obligations Absolute. The obligation of Borrower to reimburse each Issuing Bank for drawings honored under the Letters of Credit issued by it and to repay any Revolving Loans made by Lenders pursuant to Section 2.4(d) and the obligations of Lenders under Section 2.4(e) shall be absolute, unconditional and irrevocable and shall be paid strictly in accordance with the terms hereof under all circumstances including any of the following circumstances: (i) any lack of validity or enforceability of any Letter of Credit; (ii) the existence of any claim, set-off, defense or other right which Borrower or any Lender may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), Issuing Bank, Lender or any other Person or, in the case of a Lender, against Borrower, whether in connection herewith, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between Borrower or one of its Subsidiaries and the beneficiary for which any Letter of Credit was procured); (iii) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (iv) payment by the applicable Issuing Bank under any Letter of Credit against presentation of a draft or other document which does not ~~substantially~~ comply with the terms of such Letter of Credit; (v) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Borrower or any of its Subsidiaries; (vi) any breach hereof or any other Credit Document by any party thereto; (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; or (viii) the fact that an Event of Default or a Default shall have occurred and be continuing; provided, ~~in each case, that payment by~~that notwithstanding anything herein to the contrary, this Section 2.4(f) shall not relieve any Issuing Bank ~~under the applicable Letter of Credit shall not have constituted~~of any liability resulting from the gross negligence or willful misconduct of such Issuing Bank ~~under the circumstances in question~~or otherwise affect any defense or other right that the Borrower or its Subsidiaries might have as a result of any such gross negligence or willful misconduct.

(g) Indemnification. Without duplication of any obligation of Borrower under Section 10.2 or 10.3, in addition to amounts payable as provided herein, Borrower hereby agrees to protect, indemnify, pay and save harmless each Issuing Bank from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel and allocated costs of internal counsel) which each Issuing Bank may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit by any Issuing Bank, other than as a result of ~~(1)~~ the gross negligence or willful misconduct of the applicable Issuing Bank ~~or (2) the wrongful dishonor by Issuing Bank of a proper demand for payment made under any Letter of Credit issued by it,~~ or (ii) the failure of the applicable Issuing Bank to honor a drawing under any such Letter of Credit as a result of any Governmental Act, other than any Governmental Act resulting from the gross negligence or willful misconduct of the applicable Issuing Bank.

(h) Resignation and Removal of Issuing Bank. An Issuing Bank may resign as Issuing Bank upon 60 days prior written notice to Administrative Agent, Lenders and Borrower. An Issuing Bank may be replaced at any time by written agreement among Borrower, Administrative Agent, the replaced Issuing Bank (provided that no consent will be required if the replaced Issuing Bank has no Letters of Credit or reimbursement Obligations with respect thereto outstanding) and the successor Issuing Bank. Administrative Agent shall notify the Lenders of any such replacement of the Issuing Bank. At the time any such replacement or resignation shall become effective, Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank. From and after the effective date of any such replacement or resignation, (i) any successor Issuing Bank shall have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement or resignation of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto to the extent that Letters of Credit issued by it remain outstanding and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement or resignation, but shall not be required to issue additional Letters of Credit. The Borrower may, at any time and from time to time with the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed) and the relevant Revolving Credit Lender, designate one or more additional Revolving Credit Lenders to act as an issuing bank under the terms of this Agreement. Any Revolving Credit Lender designated as an issuing bank pursuant to this paragraph (h) shall be deemed to be an “Issuing Bank” (in addition to being a Revolving Credit Lender) in respect of Letters of Credit issued or to be issued by such Revolving Credit Lender, and, with respect to such Letters of Credit, such term shall thereafter apply to the other Issuing Banks and such Revolving Credit Lender.

(i) Reallocation of Risk Participations. On the 2018 Revolving Commitment Termination Date, all risk participations with respect to Letters of Credit issued on or prior to the 2018 Revolving Commitment Termination Date pursuant to Section 2.4(e) shall be reallocated to the 2020 Revolving Lenders in accordance with their Pro Rata Share of the remaining Revolving Commitments; provided that such reallocation shall only be effected to the extent that it would not result in the 2020 Revolving Credit Exposure of any 2020 Revolving Credit Lender exceeding such Lender’s 2020 Revolving Commitment.

2.5 Pro Rata Shares; Availability of Funds.

(a) Pro Rata Shares. All Loans shall be made, and all participations shall be purchased, by Lenders simultaneously and proportionately to their respective Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in such other Lender’s obligation to make a Loan requested hereunder or purchase a participation required hereby nor shall any Term Loan Commitment or Revolving Commitment of any Lender be increased or decreased as a result of a default by any other Lender in such other Lender’s obligation to make a Loan requested hereunder or purchase a participation required hereby.

(b) Availability of Funds. Unless Administrative Agent shall have been notified by any Lender prior to the applicable Credit Date that such Lender does not intend to make available to Administrative Agent the amount of such Lender’s Loan requested on such Credit Date, Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on such Credit Date and Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to Borrower a corresponding amount on such Credit Date. If such corresponding amount is not in fact made available to Administrative Agent by such Lender, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from such Credit Date until the date such amount is paid to Administrative Agent, at the customary rate set by Administrative Agent for the correction of errors among banks for three Business Days and thereafter at the Base Rate. If such Lender does not pay such corresponding amount forthwith upon Administrative Agent’s demand therefor, Administrative Agent shall promptly notify Borrower and Borrower shall immediately pay such corresponding amount to Administrative Agent together with interest thereon, for each day from such Credit Date until the date such amount is paid to Administrative Agent, at the rate payable hereunder for Base Rate Loans for such Class of Loans. Nothing in this Section 2.5(b) shall be deemed to relieve any Lender from its obligation to fulfill its Term Loan Commitments and Revolving Commitments hereunder or to prejudice any rights that Borrower may have against any Lender as a result of any default by such Lender hereunder.

2.6 Use of Proceeds.

(a) The proceeds of the Loans shall be used as follows:

(i) the proceeds of the Revolving Loans, Swing Line Loans and Letters of Credit made after the Third Restatement Date shall be applied by Borrower, as applicable, to (A) finance a portion of any Acquisition and pay related fees and expenses, (B) fund permitted capital expenditures and permitted acquisitions, (C) provide for the ongoing working capital requirements of Borrower and its Subsidiaries and (D) provide for general corporate purposes of Borrower and its Subsidiaries; and

(ii) the proceeds of the Tranche B Term Loans made on the Third Restatement Date shall be applied by Borrower, as applicable, to (A) repay a portion of the Revolving Loans outstanding as of the Third Restatement Date (but not to permanently reduce Revolving Commitments with respect thereto), (B) fund permitted capital expenditures and permitted acquisitions, (C) provide for general corporate purposes of Borrower and its Subsidiaries and (D) pay all fees and expenses in connection with the incurrence of the Tranche B Term Loans and the repayment of Revolving Loans (including fees and expenses in connection with the amendment and restatement of the Second Amended and Restated Credit Agreement).

(b) No portion of the proceeds of any Credit Extension shall be used in any manner that causes or might cause such Credit Extension or the application of such proceeds to violate Regulation T, Regulation U or Regulation X of the Board of Governors or any other regulation thereof.

2.7 Evidence of Debt; Register; Lenders’ Books and Records; Notes.

(a) Lenders’ Evidence of Debt. Each Lender shall maintain on its internal records an account or accounts evidencing the Obligations of Borrower to such Lender, including the amounts of the Loans made by it and each repayment and prepayment in respect thereof. Any such recordation shall be conclusive and binding on Borrower, absent manifest error; provided, that the failure to make any such recordation, or any error in such recordation, shall not affect any Lender’s Revolving Commitments or Borrower’s Obligations in respect of any applicable Loans; and provided further that, in the event of any inconsistency between the Register and any Lender’s records, the recordations in the Register shall govern.

(b) Register. Administrative Agent (or its agent or sub-agent appointed by it) shall maintain at the Principal Office designated by Administrative Agent a register for the recordation of the names and addresses of Lenders and the Revolving Commitments and Loans of each Lender from time to time (the “Register”). The Register shall be available for inspection by Borrower or any Lender (with respect to any entry relating to such Lender’s Loans) at any reasonable time and from time to time upon reasonable prior notice. Administrative Agent shall record, or shall cause to be recorded, in the Register the Revolving Commitments and the Loans in accordance with the provisions of Section 10.6, and each repayment or prepayment in respect of the principal amount of the Loans, and any such recordation shall be conclusive absent manifest error and binding on Borrower and each Lender, absent manifest error; provided that failure to make any such recordation, or any error in such recordation, shall not affect any Lender’s Revolving Commitments or Borrower’s Obligations in respect of any Loan. Borrower hereby designates Administrative Agent to serve as Borrower’s agent solely for purposes of maintaining the Register as provided in this Section 2.7, and Borrower hereby agrees that, to the extent Administrative Agent serves in such capacity, Administrative Agent and its officers, directors, employees, agents, sub-agents and affiliates shall constitute “Indemnitees.”

(c) Notes. If so requested by any Lender by written notice to Borrower (with a copy to Administrative Agent) at least two Business Days prior to the Third Restatement Date, or at any time thereafter, Borrower shall execute and deliver to such Lender (and/or, if applicable and if so specified in such notice, to any Person who is an assignee of such Lender pursuant to Section 10.6) on the Third Restatement Date (or, if such notice is delivered after the Third Restatement Date, as promptly as practicable after Borrower’s receipt of such notice) a Note or Notes to evidence such Lender’s Tranche A Term Loans, Tranche B Term Loans, New Term Loans, Revolving Loan or Swing Line Loan, as the case may be. Any Note evidencing a Revolving Loan prior to the Amendment No. 15 Effective Date may be exchanged, upon the request of the relevant Lender made through the Administrative Agent and the surrender of such Note to the Borrower through the Administrative Agent, for Notes evidencing the 2018 Revolving Loans and 2020 Revolving Loans into which such Lender’s Revolving Loans were converted on the Amendment No. 15 Effective Date.

2.8 Interest on Loans.

(a) Except as otherwise set forth herein, each Class of Loans shall bear interest on the unpaid principal amount thereof from the date made through repayment (whether by acceleration or otherwise) thereof as follows:

(i)	in the case of Tranche A Term Loans and Revolving Loans:

•	if a Base Rate Loan, at the Base Rate plus the Applicable Margin; or

•	if a Eurodollar Rate Loan, at the Adjusted Eurodollar Rate plus the Applicable Margin; and

(ii)	in the case of Swing Line Loans, at the Base Rate plus the Applicable Margin; and

(iii)	in the case of Tranche B Term Loans:

•	if a Base Rate Loan, at the Base Rate plus the Applicable Margin; or

•	if a Eurodollar Rate Loan, at the Adjusted Eurodollar Rate plus the Applicable Margin.

(b) The basis for determining the rate of interest with respect to any Loan (except a Swing Line Loan which can be made and maintained as a Base Rate Loan only), and the Interest Period with respect to any Eurodollar Rate Loan, shall be selected by Borrower and notified to Administrative Agent and Lenders pursuant to the applicable Funding Notice or Conversion/Continuation Notice, as the case may be; provided that, until the date on which Administrative Agent notifies Borrower that the primary syndication of the Loans and Revolving Commitments has been completed, as determined by Administrative Agent (but in no event to exceed 90 days after the Third Restatement Date), the Tranche B Term Loans shall be maintained as either (1) Eurodollar Rate Loans having an Interest Period of no longer than three months or (2) Base Rate Loans. If on any day a Loan is outstanding with respect to which a Funding Notice or Conversion/Continuation Notice has not been delivered to Administrative Agent in accordance with the terms hereof specifying the applicable basis for determining the rate of interest, then for that day such Loan shall be a Base Rate Loan.

(c) In connection with Eurodollar Rate Loans there shall be no more than seven (7) Interest Periods outstanding at any time. In the event Borrower fails to specify between a Base Rate Loan or a Eurodollar Rate Loan in the applicable Funding Notice or Conversion/Continuation Notice, such Loan (if outstanding as a Eurodollar Rate Loan) will be automatically converted into a Base Rate Loan on the last day of then current Interest Period for such Loan (or if outstanding as a Base Rate Loan will remain as, or (if not then outstanding) will be made as, a Base Rate Loan). In the event Borrower fails to specify an Interest Period for any Eurodollar Rate Loan in the applicable Funding Notice or Conversion/Continuation Notice, Borrower shall be deemed to have selected an Interest Period of one month. As soon as practicable after 10:00 a.m. (New York City time) on each Interest Rate Determination Date, Administrative Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the Eurodollar Rate Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Borrower and each Lender.

(d) Interest payable pursuant to Section 2.8(a) shall be computed (i) in the case of Base Rate Loans (other than Base Rate Loans for which the Base Rate has been calculated pursuant to the third sentence of the definition thereof), on the basis of a 365 day or 366 day year, as the case may be, and (ii) in the case of Eurodollar Rate Loans and Base Rate Loans for which the Base Rate has been calculated pursuant to the third sentence of the definition thereof, on the basis of a 360 day year, in each case for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan or the first day of an Interest Period applicable to such Loan or, with respect to a Term Loan, the last Interest Payment Date with respect to such Term Loan or, with respect to a Base Rate Loan being converted from a Eurodollar Rate Loan, the date of conversion of such Eurodollar Rate Loan to such Base Rate Loan shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted to a Eurodollar Rate Loan, the date of conversion of such Base Rate Loan to such Eurodollar Rate Loan shall be excluded; provided that, if a Loan is repaid on the same day on which it is made, one day’s interest shall be paid on that Loan.

(e) Except as otherwise set forth herein, interest on each Loan (i) shall accrue on a daily basis and shall be payable in arrears on each Interest Payment Date with respect to interest accrued on and to each such payment date; (ii) shall accrue on a daily basis and shall be payable in arrears upon any prepayment of that Loan, whether voluntary or mandatory, to the extent accrued on the amount being prepaid; and (iii) shall accrue on a daily basis and shall be payable in arrears at maturity of the Loans, including final maturity of the Loans; provided, however, with respect to any voluntary prepayment of a Revolving Loan that is a Base Rate Loan, accrued interest shall instead be payable on the applicable Interest Payment Date.

(f) Borrower agrees to pay to each Issuing Bank, with respect to drawings honored under any Letter of Credit, interest on the amount paid by such Issuing Bank in respect of each such honored drawing from the date such drawing is honored to but excluding the date such amount is reimbursed by or on behalf of Borrower at a rate equal to (i) for the period from the date such drawing is honored to but excluding the applicable Reimbursement Date, the rate of interest otherwise payable hereunder with respect to Revolving Loans that are Base Rate Loans, and (ii) thereafter, the rate of interest required pursuant to Section 2.10.

(g) Interest payable pursuant to Section 2.8(f) shall be computed on the basis of a 365/366 day year for the actual number of days elapsed in the period during which it accrues, and shall be payable on demand or, if no demand is made, on the date on which the related drawing under a Letter of Credit is reimbursed in full. Promptly upon receipt by any Issuing Bank of any payment of interest pursuant to Section 2.8(g), such Issuing Bank shall distribute to each Lender, out of the interest received by such Issuing Bank in respect of the period from the date such drawing is honored to but excluding the date on which such Issuing Bank is reimbursed for the amount of such drawing (including any such reimbursement out of the proceeds of any Revolving Loans), the amount that such Lender would have been entitled to receive in respect of the letter of credit fee that would have been payable in respect of such Letter of Credit for such period if no drawing had been honored under such Letter of Credit. In the event any Issuing Bank shall have been reimbursed by Lenders for all or any portion of such honored drawing, such Issuing Bank shall distribute to each Lender which has paid all amounts payable by it under Section 2.4(e) with respect to such honored drawing such Lender’s Pro Rata Share of any interest received by such Issuing Bank in respect of that portion of such honored drawing so reimbursed by Lenders for the period from the date on which such Issuing Bank was so reimbursed by Lenders to but excluding the date on which such portion of such honored drawing is reimbursed by Borrower.

2.9 Conversion/Continuation.

(a) Subject to Section 2.18 and so long as no Default or Event of Default shall have occurred and then be continuing, Borrower shall have the option:

(i) to convert at any time all or any part of any Term Loan or Revolving Loan equal to $5,000,000 and integral multiples of $1,000,000 in excess of that amount from one Type of Loan to another Type of Loan; provided that a Eurodollar Rate Loan may only be converted on the expiration of the Interest Period applicable to such Eurodollar Rate Loan unless Borrower shall pay all amounts due under Section 2.18 in connection with any such conversion;

(ii) upon the expiration of any Interest Period applicable to any Eurodollar Rate Loan, to continue all or any portion of such Loan equal to $5,000,000 and integral multiples of $1,000,000 in excess of that amount as a Eurodollar Rate Loan;

(b) Subject to Section 3.3(b), Borrower shall deliver a Conversion/Continuation Notice to Administrative Agent no later than 10:00 a.m. (New York City time) at least one Business Day in advance of the proposed conversion date (in the case of a conversion to a Base Rate Loan), at least three Business Days in advance of the proposed conversion/continuation date (in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan).

2.10 Default Interest. Upon the occurrence and during the continuance of an Event of Default, any overdue amounts shall thereafter bear interest (including post petition interest in any proceeding under Insolvency Laws) payable on demand at a rate which is 2% per annum in excess of the interest rate otherwise payable hereunder for Base Rate Loans (or, in the case of any fees and other amounts, at a rate which is 2% per annum in excess of the interest rate otherwise payable hereunder for Base Rate Loans). Payment or acceptance of the increased rates of interest provided for in this Section 2.10 is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Administrative Agent or any Lender.

2.11 Fees.

(a) Borrower agrees to pay to Lenders having Revolving Exposure (for purposes of clarity, excluding ~~the~~each Issuing Bank, in its capacity as such):

(i) commitment fees accruing at 0.50% per annum on the average of the daily difference between (a) the Revolving Commitments, and (b) the aggregate principal amount of (x) all outstanding Revolving Loans (for the avoidance of doubt, excluding Swing Line Loans) plus (y) the Letter of Credit Usage; and

(ii) subject to 2.4(i), letter of credit fees accruing at the Applicable Margin for Revolving Loans that are Eurodollar Rate Loans on the average aggregate daily maximum amount available to be drawn under all such Letters of Credit (regardless of whether any conditions for drawing could then be met and determined as of the close of business on any date of determination).

Notwithstanding the foregoing, any commitment fee which accrued with respect to the Revolving Commitment of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by Borrower so long as such Lender shall be a Defaulting Lender except to the extent that such commitment fee shall otherwise have been due and payable by Borrower prior to such time; and provided, further, that no such commitment fee shall accrue on the Revolving Commitment of a Defaulting Lender so long as such Lender shall be a Defaulting Lender. All fees referred to in this Section 2.11(a) shall be paid to Administrative Agent at its Principal Office and upon receipt, Administrative Agent shall promptly distribute to each Lender its Pro Rata Share thereof.

(b) Borrower agrees to pay directly to each Issuing Bank, for its own account, the following fees:

(i) a fronting fee accruing at 0.125% per annum on the average aggregate daily maximum amount available to be drawn under all Letters of Credit issued by such Issuing Bank (determined as of the close of business on any date of determination); and

(ii) such documentary and processing charges for any issuance, amendment, transfer or payment of a Letter of Credit as are in accordance with such Issuing Bank’s standard schedule for such charges and as in effect at the time of such issuance, amendment, transfer or payment, as the case may be.

(c) Borrower agrees to pay on the Third Restatement Date to Administrative Agent, for the account of each Lender party to this Agreement as a Lender on Third Restatement Date, as fee compensation for the funding of such Lender’s Tranche B Term Loans, a closing fee in an amount equal to the percentage of the stated principal amount of such Lender’s Tranche B Term Loans set forth in Schedule 2.11(c) payable to such Lender from the proceeds of its Tranche B Term Loan as and when funded on the Third Restatement Date. Such closing fee will be in all respects fully earned, due and payable on the Third Restatement Date and non-refundable and non-creditable thereafter.

(d) All fees referred to in Section 2.11(a) and 2.11(b)(i) shall be calculated on the basis of a 360-day year and the actual number of days elapsed and shall be payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year during the Revolving Commitment Period, commencing on March 31, 2012, and on the Revolving Commitment Termination Date.

(e) In addition to any of the foregoing fees, Borrower agrees to pay to Agents such other fees in the amounts and at the times separately agreed upon.

(f) Borrower agrees to pay on the Series A Tranche B Term Loan Funding Date to Administrative Agent, for the account of each New Term Loan Lender party to the Series A Tranche B Term Loan Joinder Agreement, as fee compensation for the funding of such New Term Loan Lender’s Series A Tranche B Term Loans, a closing fee in an amount equal to 2.50% of the aggregate principal amount of such New Term Loan Lender’s Series A Tranche B Term Loans funded as of the Series A Tranche B Term Loan Funding Date.

(g) Borrower agrees to pay on the Series B Tranche B Term Loan Funding Date to Administrative Agent, for the account of each New Term Loan Lender party to the Series B Tranche B Term Loan Joinder Agreement, as fee compensation for the funding of such New Term Loan Lender’s Series B Tranche B Term Loans, a closing fee in an amount equal to 2.00% of the aggregate principal amount of such New Term Loan Lender’s Series B Tranche B Term Loans funded as of the Series B Tranche B Term Loan Funding Date.

(h) Borrower agrees to pay on New Revolving Loan Commitment Effective Date to Administrative Agent, for the account of each New Revolving Loan Lender party to the Revolving Loan Commitment Increase Joinder Agreement, as fee compensation for the commitments of such New Revolving Loan Lender’s New Revolving Loan Commitments (as defined in the Revolving Loan Commitment Increase Joinder Agreement), a closing fee in an amount equal to 1.00% of the aggregate principal amount of such New Revolving Loan Lender’s New Revolving Loan Commitments as of the New Revolving Loan Commitment Effective Date.

(i) Borrower agrees to pay on the Series C Tranche B Term Loan Funding Date to Administrative Agent, for the account of each New Term Loan Lender party to the Series C Tranche B Term Loan Joinder Agreement, (1) as fee compensation for the funding of such New Term Loan Lender’s Series C Tranche B Term Loans, a closing fee in an amount equal to 0.50% of the aggregate principal amount of such New Term Loan Lender’s Series C Tranche B Term Loans funded as of the Series C Tranche B Term Loan Funding Date, and (2) a nonrefundable ticking fee on the amount of such New Term Loan Lender’s respective New Term Loan Commitment (as in effect on such date), for the period from October 4, 2012 to but excluding the Series C Tranche B Term Loan Funding Date, at a rate per annum, calculated on the basis of a year of 360 days and the actual number of days expired during the applicable period, equal to 3.25%.

(j) Borrower agrees to pay on the Amendment No. 3 Effective Date to the Administrative Agent, for the account of (i) each New Term Loan Lender (as defined in Amendment No. 3) party to Amendment No. 3, as fee compensation for the funding of such New Term Loan Lender’s Series A-1 Tranche A Term Loans, a closing fee in an amount equal to 0.10% of the aggregate principal amount of such New Term Loan Lender’s Series A-1 Tranche A Term Loans funded on the Amendment No. 3 Effective Date, and (ii) each New Revolving Loan Lender (as defined in Amendment No. 3) party to Amendment No. 3, as fee compensation for the establishment of the New Revolving Loan Commitments (as defined in Amendment No. 3) of such New Revolving Loan Lender, a closing fee in an amount equal to 0.10% of the aggregate principal amount of the New Revolving Commitments of such New Revolving Loan Lender established as of the Amendment No. 3 Effective Date; provided that, notwithstanding the foregoing, (x) the closing fee payable to any New Term Loan Lender in respect of Exchanged Series A-1 Tranche A Term Loans (as defined in Amendment No. 3) shall be 0.10% of the aggregate principal amount of such Exchanged Series A-1 Tranche A Term Loans, and (y) with respect to any New Revolving Loan Lender that had outstanding Revolving Commitments immediately prior to the Amendment No. 3 Effective Date, the closing fee payable to such New Revolving Loan Lender in respect of the aggregate principal amount of its New Revolving Loan Commitments that are equal to or less than the aggregate principal amount of its Revolving Commitments that were outstanding immediately prior to the Amendment No. 3 Effective Date shall be 0.10% of the aggregate principal amount of its New Revolving Loan Commitments established as of the Amendment No. 3 Effective Date.

(k) Borrower agrees to pay: (i) on the Series A-2 Tranche A Term Loan Funding Date to the Administrative Agent, for the account of each New Term Loan Lender party to the Series A-2 Tranche A Term Loan Joinder Agreement, (1) as fee compensation for the funding of such New Term Loan Lender’s Series A-2 Tranche A Term Loans, a closing fee in an amount equal to 1.50% of the aggregate principal amount of such New Term Loan Lender’s Series A-2 Tranche A Term Loans funded as of the Series A-2 Tranche A Term Loan Funding Date and (2) a nonrefundable ticking fee on the aggregate principal amount of such New Term Loan Lender’s Series A-2 Tranche A Term Loan Commitment as of June 28, 2013, for the period from July 29, 2013, to but excluding the Series A-2 Tranche A Term Loan Funding Date, at a rate per annum, calculated on the basis of a year of 360 days and the actual number of days expired during the applicable period, equal to 2.25%; and (ii) on the Series E Tranche

B Term Loan Funding Date to the Administrative Agent, for the account of each New Term Loan Lender party to the Series E Tranche B Term Loan Joinder Agreement, (1) as fee compensation for the funding of such New Term Loan Lender’s Series E Tranche B Term Loans, a closing fee in an amount equal to 1.50% of the aggregate principal amount of such New Term Loan Lender’s Series E Tranche B Term Loans funded as of the Series E Tranche B Term Loan Funding Date and (2) a nonrefundable ticking fee on the aggregate principal amount of such New Term Loan Lender’s Series E Tranche B Term Loan Commitment as of June 28, 2013, for the period from July 29, 2013, to but excluding the Series E Tranche B Term Loan Funding Date, at a rate per annum, calculated on the basis of a year of 360 days and the actual number of days expired during the applicable period, equal to 3.75%.

(l) Borrower agrees to pay: (i) on the Additional Series A-3 Tranche A Term Loan Funding Date to the Administrative Agent, for the account of each New Term Loan Lender party to the Additional Series A-3 Tranche A Term Loan Joinder Agreement, as fee compensation for such New Term Loan Lender’s Additional Series A-3 Tranche A Term Loan Commitments (as defined in the Additional Series A-3 Tranche A Term Loan Joinder Agreement), a closing fee in an amount equal to 0.25% of the aggregate principal amount of such New Term Loan Lender’s allocated Additional Series A-3 Tranche A Term Loan Commitments which are actually funded on the Additional Series A-3 Tranche A Term Loan Funding Date and (ii) on the Series E-1 Tranche B Term Loan Funding Date to the Administrative Agent, for the account of each New Term Loan Lender party to the Series E-1 Tranche B Term Loan Joinder Agreement, a nonrefundable ticking fee on the aggregate principal amount of such New Term Loan Lender’s Series E-1 Tranche B Term Loan Commitment (as defined in the Series E-1 Tranche B Term Loan Joinder Agreement) as of Series E-1 Tranche B Term Loan Funding Date, for the period from January 1, 2014, to but excluding the Series E-1 Tranche B Term Loan Funding Date, at a rate per annum, calculated on the basis of a year of 360 days and the actual number of days expired during the applicable period, equal to 3.00%.

(m) Borrower agrees to pay: (i) on the January 2015 New Revolving Loan Commitment Effective Date to Administrative Agent, for the account of each New Revolving Loan Lender party to the January 2015 Revolving Loan Commitment Increase Joinder Agreement, as fee compensation for such New Revolving Loan Lender’s New Revolving Loan Commitments, a closing fee in an amount equal to 0.15% of the aggregate principal amount of such New Revolving Loan Lender’s New Revolving Loan Commitments as of the January 2015 New Revolving Loan Commitment Effective Date and (ii) on the January 2015 Additional Series A-3 Tranche A Term Loan Funding Date to Administrative Agent, for the account of each New Term Loan Lender party to the January 2015 Additional Series A-3 Tranche A Term Loan Joinder Agreement, as fee compensation for such New Term Loan Lender’s Additional Series A-3 Tranche A Term Loan Commitments (as defined in the January 2015 Additional Series A-3 Tranche A Term Loan Joinder Agreement), a closing fee in an amount equal to 0.15% of the aggregate principal amount of such New Term Loan Lender’s allocated Additional Series A-3 Tranche A Term Loan Commitments which are actually funded on the January 2015 Additional Series A-3 Tranche A Term Loan Funding Date.

(n) Borrower agrees to pay: (i) on the applicable Series A-4 Tranche A Term Loan Funding Date to the Administrative Agent, for the account of each New Term Loan Lender party to the Series A-4 Tranche A Term Loan Joinder Agreement, as fee compensation for the funding of such New Term Loan Lender’s Series A-4 Tranche A Term Loans, a closing fee in an amount equal to 0.25% of the aggregate principal amount of such New Term Loan Lender’s Series A-4 Tranche A Term Loans funded as of such Series A-4 Tranche A Term Loan Funding Date and (ii) on the earlier to occur of (a) each Series A-4 Tranche A Term Loan Funding Date (with respect to the Series A-4 Tranche A Term Loans funded on such date) and (b) the Series A-4 Tranche A Term Loan Commitment Termination Date (as defined in the Series A-4 Tranche A Term Loan Joinder Agreement) (with respect to the unfunded portion of the Series A-4 Tranche A Term Loan Commitments (as defined in the Series A-4 Tranche A Term Loan Joinder Agreement) remaining on such date), to the Administrative Agent, for the account of each New Term Loan Lender party to the Series A-4 Tranche A Term Loan Joinder Agreement, a nonrefundable commitment fee on the actual daily unfunded portion of such New Term Loan Lender’s Series A-4 Tranche A Term Loan Commitments as of the date of the Series A-4 Tranche A Term Loan Joinder Agreement, for the period from the date of the Series A-4 Tranche A Term Loan Joinder Agreement, to the earlier of (x) the final Series A-4 Tranche A Term Loan Funding Date and (y) the Series A-4 Tranche A Term Loan Commitment Termination Date at a rate per annum, calculated on the basis of a year of 360 days and the actual number of days expired during the applicable period, equal to 0.25% (increasing to 0.50% on the date that is 60 days after the date of the Series A-4 Tranche A Term Loan Joinder Agreement).

(o) Borrower agrees to pay: (i) on the Series F-1 Tranche B Term Loan Funding Date to the Administrative Agent, for the account of each New Term Loan Lender party to the Series F Tranche B Term Loan Joinder Agreement with a Series F-1 Tranche B Term Loan Commitment (as defined in the Series F Tranche B Term Loan Joinder Agreement), (1) as fee compensation for the funding of such New Term Loan Lender’s Series F-1 Tranche B Term Loans, a closing fee in an amount equal to 0.50% of the aggregate principal amount of such New Term Loan Lender’s Series F-1 Tranche B Term Loans funded as of the Series F-1 Tranche B Term Loan Funding Date and (2) a nonrefundable ticking fee on the aggregate principal amount of such New Term Loan Lender’s Series F-1 Tranche B Term Loan Commitments for the period beginning on the date that is 30 days after the first date the Series F-1 Tranche B Term Loans have been allocated, and expiring on the earlier of (x) the Series F-1 Tranche B Term Loan Funding Date and (y) the Series F-1 Term Loan Commitment Termination Date (as defined in the Series F Tranche B Term Loan Joinder Agreement), at a rate per annum, calculated on the basis of a year of 360 days and the actual number of days expired during the applicable period, equal to 4.00%; and (ii) (1) on the applicable Series F-2 Tranche B Term Loan Funding Date to the Administrative Agent, for the account of each New Term Loan Lender party to the Series F Tranche B Term Loan Joinder Agreement with a Series F-2 Tranche B Term Loan Commitment (as defined in the Series F Tranche B Term Loan Joinder Agreement), as fee compensation for the funding of such New Term Loan Lender’s Series F-2 Tranche B Term Loans, a closing fee in an amount equal to 0.50% of the aggregate principal amount of such New Term Loan Lender’s Series F-2 Tranche B Term Loans funded on such Series F-2 Tranche B Term Loan Funding Date and (2) on the earliest to occur of (a) the applicable Series F-2 Tranche B Term Loan Funding Date (with respect to the Series F-2 Tranche B Term Loans funded on such date) and (b) the Series F-2 Tranche B Term Loan Commitment Termination Date (as defined in the Series F-2 Tranche B Term Loan Joinder Agreement) (with respect to the unfunded portion of the Series F-2 Tranche B Term Loan Commitments remaining on such date), to the Administrative Agent, for the account of each New Term Loan Lender party to the Series F-2 Tranche B Term Loan Joinder Agreement with a Series F-2 Tranche B Term Loan Commitment, a nonrefundable ticking fee on the aggregate principal amount of such New Term Loan Lender’s Series F-2 Tranche B Term Loan Commitments for the period beginning on the date that is 30 days after the first date the Series F-2 Tranche B Term Loans have been allocated, and expiring on the earlier of (x) the final Series F-2 Tranche B Term Loan Funding Date and (y) the Series F-2 Term Loan Commitment Termination Date (as defined in the Series F Tranche B Term Loan Joinder Agreement), at a rate per annum, calculated on the basis of a year of 360 days and the actual number of days expired during the applicable period, equal to 4.00%.

2.12 Scheduled Payments/Commitment Reductions.

(a) Scheduled Installments. The principal amounts of the Tranche A Term Loans and Tranche B Term Loans shall be repaid in consecutive quarterly installments (each, an “Installment”) equal to (i) the amount of Series A-1 Tranche A Term Loans or Series A-2 Tranche A Term Loans, as applicable, set forth below or (ii) the percentage set forth below of, initially, an amount equal to the aggregate principal amount of Tranche A Term Loans and Tranche B Term Loans, as applicable, outstanding on the Third Restatement Date (or the Amendment No. 8 Effective Date in the case of Series A-3 Tranche A Term Loans (as increased by the principal amount of any Subsequent Exchanged Series A-3 Tranche A Term Loans (as defined in Amendment No. 8))) on the four quarterly scheduled Interest Payment Dates (each such date, an “Installment Date”), commencing March 31, 2012:

Amortization Date	Series F Tranche B Term Loan
(including, from and after the
Amendment No. 14 Effective
Date, Series F-3 Tranche B Term
Loans~~)~~ and, from and after the
Amendment No. 16 Effective
Date, Series F-4 Tranche B Term
Loans) Installments
June 30, 2015	0.25%
September 30, 2015	0.25%
December 31, 2015	0.25%
March 31, 2016	0.25%
June 30, 2016	0.25%
September 30, 2016	0.25%
December 31, 2016	0.25%

Amortization Date	Series F Tranche B Term Loan
(including, from and after the
Amendment No. 14 Effective
Date, Series F-3 Tranche B Term
Loans~~)~~ and, from and after the
Amendment No. 16 Effective
Date, Series F-4 Tranche B Term
Loans) Installments
March 31, 2017	1.25%
June 30, 2017	1.25%
September 30, 2017	1.25%
December 31, 2017	1.25%
March 31, 2018	1.25%
June 30, 2018	1.25%
September 30, 2018	1.25%
December 31, 2018	1.25%
March 31, 2019	1.25%
June 30, 2019	1.25%
September 30, 2019	1.25%
December 31, 2019	1.25%
March 31, 2020	1.25%
June 30, 2020	1.25%
September 30, 2020	1.25%
December 31, 2020	1.25%
March 31, 2021	1.25%
June 30, 2021	1.25%
September 30, 2021	1.25%
December 31, 2021	1.25%
March 31, 2022	1.25%
Series F Tranche B Term Loan Maturity Date	Remaining Balance

Notwithstanding the foregoing, (x) such Installments shall be reduced in connection with any voluntary or mandatory prepayments of the Tranche A Term Loans and/or the Tranche B Term Loans as the case may be, in accordance with Sections 2.13, 2.14 and 2.15, as applicable (including, for the avoidance of doubt, any such prepayments made on or prior to the Amendment No. 16 Effective Date); and (y) the Tranche A Term Loans and the Tranche B Term Loans, together with all other amounts owed hereunder with respect thereto, shall, in any event, be paid in full no later than the Tranche A Term Loan Maturity Date and the Tranche B Term Loan Maturity Date, respectively.

The Borrower shall repay to the Administrative Agent on the Amendment No. 14 Effective Date, for the ratable account of the Lenders holding Amendment No. 14 Non-Converted Term Loans, the outstanding balance of such Amendment No. 14 Non-Converted Term Loans. The Borrower shall repay to the Administrative Agent on the Amendment No. 16 Effective Date, for the ratable account of the Lenders holding Amendment No. 16 Non-Converted Term Loans, the outstanding balance of such Amendment No. 16 Non-Converted Term Loans.

In the event that any Extended Term Loans are established, such Extended Term Loans shall, subject to the requirements of Section 2.26, mature and be repaid by the Borrower in the amounts and on the dates set forth in the applicable Extension Amendment.

2.13 Voluntary Prepayments/Commitment Reductions.

(a) Voluntary Prepayments.

(i) Any time and from time to time:

(A) with respect to Base Rate Loans, Borrower may prepay any such Loans on any Business Day in whole or in part (in the case of a partial prepayment of Loans borrowed in Dollars, in an aggregate minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess of that amount);

(B) with respect to Eurodollar Rate Loans, subject to Section 2.18(c), Borrower may prepay any such Loans on any Business Day in whole or in part (in the case of a partial prepayment, in an aggregate minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess of that amount); and

(C) with respect to Swing Line Loans, Borrower may prepay any such Loans on any Business Day in whole or in part (in the case of a partial prepayment, in an aggregate minimum amount of $500,000, and in integral multiples of $100,000 in excess of that amount).

(ii) All such prepayments shall be made:

(A) upon not less than one Business Day’s prior written notice in the case of Base Rate Loans;

(B) upon not less than three Business Days’ prior written notice in the case of Eurodollar Rate Loans; and

(C) upon written notice on the date of prepayment, in the case of Swing Line Loans;

in each case substantially in the form of Exhibit E and given to Administrative Agent or Swing Line Lender, as the case may be, by 12:00 p.m. (New York City time) on the date required (and Administrative Agent will promptly transmit such original notice for Term Loans or Revolving Loans, as the case may be, by telefacsimile or telephone to each Lender) or Swing Line Lender, as the case may be. Upon the giving of any such notice, the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date specified therein; provided that a notice of voluntary prepayment may state that such notice is conditional upon the effectiveness of other credit facilities or the receipt of the proceeds from the issuance of other Indebtedness or upon the closing of an acquisition transaction, in which case such notice of prepayment may be revoked by Borrower (by notice to Administrative Agent on or prior to the specified date) if such condition is not satisfied. Any such voluntary prepayment shall be applied as specified in Section 2.15(a).

Notwithstanding Section 2.13(a) above, in the event that on or prior to the first anniversary of the Third Restatement Date, the Borrower (x) makes any prepayment of Tranche B Term Loans in connection with any Repricing Transaction or (y) effects any amendment of this Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, (I) in the case of clause (x) above, a prepayment premium of 1% of the amount of the Tranche B Term Loans being prepaid and (II) in the case of clause (y) above, a payment equal to 1% of the aggregate amount of the applicable Tranche B Term Loans outstanding immediately prior to such amendment.

Notwithstanding Section 2.13(a) above, in the event that on or prior to the first anniversary of the Series A Tranche B Term Loan Funding Date, the Borrower (x) makes any prepayment of the Series A Tranche B Term Loans in connection with any Repricing Transaction or (y) effects any amendment of the Credit Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, (I) in the case of clause (x) above, a prepayment premium of 1% of the amount of the Series A Tranche B Term Loans being prepaid and (II) in the case of clause (y) above, a payment equal to 1% of the aggregate amount of the applicable Series A Tranche B Term Loans outstanding immediately prior to such amendment.

Notwithstanding Section 2.13(a) above, in the event that on or prior to the first anniversary of the Series A Tranche B Term Loan Funding Date, the Borrower (x) makes any prepayment of the Series B Tranche B Term Loans in connection with any Repricing Transaction or (y) effects any amendment of the Credit Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, (I) in the case of clause (x) above, a prepayment premium of 1% of the amount of the Series B Tranche B Term Loans being prepaid and (II) in the case of clause (y) above, a payment equal to 1% of the aggregate amount of the applicable Series B Tranche B Term Loans outstanding immediately prior to such amendment.

Notwithstanding Section 2.13(a) above, in the event that on or prior to the first anniversary of the Series D Tranche B Term Loan Funding Date, the Borrower (x) makes any prepayment of the Series C Tranche B Term Loans in connection with any Repricing Transaction or (y) effects any amendment of the Credit Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, (I) in the case of clause (x) above, a prepayment premium of 1% of the amount of the Series C Tranche B Term Loans being prepaid and (II) in the case of clause (y) above, a payment equal to 1% of the aggregate amount of the applicable Series C Tranche B Term Loans outstanding immediately prior to such amendment.

Notwithstanding Section 2.13(a) above, in the event that on or prior to the first anniversary of the Series D Tranche B Term Loan Funding Date, the Borrower (x) makes any prepayment of the Series D Tranche B Term Loans in connection with any Repricing Transaction or (y) effects any amendment of the Credit Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, (I) in the case of clause (x) above, a prepayment premium of 1% of the amount of the Series D Tranche B Term Loans being prepaid and (II) in the case of clause (y) above, a payment equal to 1% of the aggregate amount of the applicable Series D Tranche B Term Loans outstanding immediately prior to such amendment.

Notwithstanding Section 2.13(a) above, in the event that on or prior to the six month anniversary of the Series C-1 Tranche B Term Loan Funding Date, the Borrower (x) makes any prepayment of the Series C-1 Tranche B Term Loans in connection with any Repricing Transaction or (y) effects any amendment of the Credit Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, (I) in the case of clause (x) above, a prepayment premium of 1% of the amount of the Series C-1 Tranche B Term Loans being prepaid and (II) in the case of clause (y) above, a payment equal to 1% of the aggregate amount of the applicable Series C-1 Tranche B Term Loans outstanding immediately prior to such amendment.

Notwithstanding Section 2.13(a) above, in the event that on or prior to the six month anniversary of the Series D-1 Tranche B Term Loan Funding Date, the Borrower (x) makes any prepayment of the Series D-1 Tranche B Term Loans in connection with any Repricing Transaction or (y) effects any amendment of the Credit Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, (I) in the case of clause (x) above, a prepayment premium of 1% of the amount of the Series D-1 Tranche B Term Loans being prepaid and (II) in the case of clause (y) above, a payment equal to 1% of the aggregate amount of the applicable Series D-1 Tranche B Term Loans outstanding immediately prior to such amendment.

Notwithstanding Section 2.13(a) above, in the event that on or prior to the six month anniversary of the Series E Tranche B Term Loan Funding Date, the Borrower (x) makes any prepayment of the Series E Tranche B Term Loans in connection with any Repricing Transaction or (y) effects any amendment of the Credit Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, (I) in the case of clause (x) above, a prepayment premium of 1% of the amount of the Series E Tranche B Term Loans being prepaid and (II) in the case of clause (y) above, a payment equal to 1% of the aggregate amount of the applicable Series E Tranche B Term Loans outstanding immediately prior to such amendment.

Notwithstanding Section 2.13(a) above, in the event that on or prior to the six month anniversary of the Series C-2 Tranche B Term Loan Funding Date, the Borrower (x) makes any prepayment of the Series C-2 Tranche B Term Loans in connection with any Repricing Transaction or (y) effects any amendment of the Credit Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, (I) in the case of clause (x) above, a prepayment premium of 1% of the amount of the Series C-2 Tranche B Term Loans being prepaid and (II) in the case of clause (y) above, a payment equal to 1% of the aggregate amount of the applicable Series C-2 Tranche B Term Loans outstanding immediately prior to such amendment.

Notwithstanding Section 2.13(a) above, in the event that on or prior to the six month anniversary of the Series D-2 Tranche B Term Loan Funding Date, the Borrower (x) makes any prepayment of the Series D-2 Tranche B Term Loans in connection with any Repricing Transaction or (y) effects any amendment of the Credit Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, (I) in the case of clause (x) above, a prepayment premium of 1% of the amount of the Series D-2 Tranche B Term Loans being prepaid and (II) in the case of clause (y) above, a payment equal to 1% of the aggregate amount of the applicable Series D-2 Tranche B Term Loans outstanding immediately prior to such amendment.

Notwithstanding Section 2.13(a) above, in the event that on or prior to the six month anniversary of the Series E-1 Tranche B Term Loan Funding Date, the Borrower (x) makes any prepayment of the Series E-1 Tranche B Term Loans in connection with any Repricing Transaction or (y) effects any amendment of the Credit Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, (I) in the case of clause (x) above, a prepayment premium of 1% of the amount of the Series E-1 Tranche B Term Loans being prepaid and (II) in the case of clause (y) above, a payment equal to 1% of the aggregate amount of the applicable Series E Tranche B Term Loans outstanding immediately prior to such amendment.

Notwithstanding Section 2.13(a) above, in the event that on or prior to the six month anniversary of the Series F Tranche B Term Loan Funding Date, the Borrower (x) makes any prepayment of the Series F Tranche B Term Loans in connection with any Repricing Transaction or (y) effects any amendment of the Credit Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, (I) in the case of clause (x) above, a prepayment premium of 1% of the amount of the Series F Tranche B Term Loans being prepaid and (II) in the case of clause (y) above, a payment equal to 1% of the aggregate amount of the applicable Series F Tranche B Term Loans outstanding immediately prior to such amendment.

Notwithstanding Section 2.13(a) above, in the event that from the Amendment No. 11 Effective Date to the date that is on or prior to the six month anniversary of the Amendment No. 11 Effective Date, the Borrower (x) makes any prepayment of the Series D-2 Tranche B Term Loans in connection with any Repricing Transaction or (y) effects any amendment of the Credit Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, (I) in the case of clause (x) above, a prepayment premium of 1% of the amount of the Series D-2 Tranche B Term Loans being prepaid and (II) in the case of clause (y) above, a payment equal to 1% of the aggregate amount of the applicable Series D-2 Tranche B Term Loans outstanding immediately prior to such amendment.

Notwithstanding Section 2.13(a) above, in the event that on or prior to the two year anniversary of the Amendment No. 14 Effective Date, the Borrower (x) makes any prepayment of the Series F Tranche B Term Loans (~~including~~other than the Series F-~~3~~4 Tranche B Term Loans) in connection with any Repricing Transaction or (y) effects any amendment of the Credit Agreement resulting in a Repricing Transaction (other than with respect to the Series F-4 Tranche B Term Loans), the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, (I) in the case of clause (x) above, a prepayment premium of 1% of the amount of ~~the~~such Series F Tranche B Term Loans (~~including the~~other than any Series F-~~3~~4 Tranche B Term Loans) being prepaid and (II) in the case of clause (y) above, a payment equal to 1% of the aggregate amount of the applicable Series F Tranche B Term Loans (~~including the~~other than any Series F-~~3~~4 Tranche B Term Loans) outstanding immediately prior to such amendment.

Notwithstanding Section 2.13(a) above, in the event that on or prior to the six month anniversary of the Amendment No. 16 Effective Date, the Borrower (x) makes any prepayment of the Series F-4 Tranche B Term Loans in connection with any Repricing Transaction or (y) effects any amendment of the Credit Agreement resulting in a Repricing Transaction with respect to the Series F-4 Tranche B Term Loans, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, (I) in the case of clause (x) above, a prepayment premium of 1% of the amount of the Series F-4 Tranche B Term Loans being prepaid and (II) in the case of clause (y) above, a payment equal to 1% of the aggregate amount of the applicable Series F-4 Tranche B Term Loans outstanding immediately prior to such amendment.

(b) Voluntary Commitment Reductions.

(i) Borrower may, upon not less than three Business Days’ prior written or telephonic notice promptly confirmed by delivery of written notice thereof to Administrative Agent (which original written or telephonic notice Administrative Agent will promptly transmit by telefacsimile or telephone to each applicable Lender), at any time and from time to time terminate in whole or permanently reduce in part, without premium or penalty, the Revolving Commitments in an amount up to the amount by which the Revolving Commitments exceed the Total Utilization of Revolving Commitments at the time of such proposed termination or reduction; provided that any such partial reduction of the Revolving Commitments shall be in an aggregate minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess of that amount. For the avoidance of doubt, prior to the 2018 Revolving Commitment Termination Date, all voluntary terminations or reductions of Revolving Commitments pursuant to this paragraph shall be applied to the 2018 Revolving Commitments and the 2020 Revolving Commitments on a pro rata basis.

(ii) Borrower’s notice to Administrative Agent shall designate the date (which shall be a Business Day) of such termination or reduction and the amount of any partial reduction, and such termination or reduction of the Revolving Commitments shall be effective on the date specified in Borrower’s notice and shall reduce the Revolving Commitment of each Lender proportionately to its Pro Rata Share thereof; provided that a notice of termination or partial reduction may state that such notice is conditional upon the effectiveness of other credit facilities or the receipt of the proceeds from the issuance of other Indebtedness or upon the closing of an acquisition transaction, in which case such notice of termination or partial reduction may be revoked by Borrower (by notice to the Administrative Agent on or prior to the specified date) if such condition is not satisfied.

2.14 Mandatory Prepayments.

(a) Asset Sales. No later than seven Business Days following the date of receipt by Borrower or any of its Subsidiaries of any Net Asset Sale Proceeds, Borrower shall prepay the Loans as set forth in Section 2.15(b) in an aggregate amount equal to such Net Asset Sale Proceeds; provided that so long as no Event of Default shall have occurred and be continuing, Borrower or any of its Subsidiaries may invest an amount equal to all or any portion of such Net Asset Sale Proceeds received from Asset Sales of assets within 365 days of receipt thereof in real estate, equipment and other tangible assets, Intellectual Property or Intellectual Property licenses useful in the business of Borrower and its Subsidiaries (or any similar or related or ancillary business), in which case the amount of Net Asset Sale Proceeds so invested shall not be required to be applied to prepay the Loans pursuant to this Section 2.14(a).

Notwithstanding the foregoing, Net Asset Sale Proceeds received by the Borrower or any of its Subsidiaries from any Asset Sale shall be applied to prepay the Loans as set forth in Section 2.15(b) without giving effect to the proviso in this Section 2.14(a), until such time that (i) the Borrower delivers (x) the 2015 Year End Financial Information and (y) the 2016 First Quarter Financial Information and (ii) on a Pro Forma Basis after giving effect to such prepayments, the Leverage Ratio of the Borrower and its Subsidiaries is less than 4.50 to 1.00, as of the last day of the most recently ended Fiscal Quarter for which financial statements were required to have been delivered pursuant to Sections 5.1(a) or (b).

(b) Insurance/Condemnation Proceeds. No later than seven Business Days following the date of receipt by Borrower or any of its Subsidiaries, or Administrative Agent as loss payee, of any Net Insurance/Condemnation Proceeds in excess of $25,000,000 in the aggregate in any Fiscal Year, Borrower shall prepay the Loans as set forth in Section 2.15(b) in an aggregate amount equal to such Net Insurance/Condemnation Proceeds; provided that, so long as no Event of Default shall have occurred and be continuing, Borrower or any of its Subsidiaries may invest an amount equal to all or any portion of such Net Insurance/Condemnation Proceeds within 365 days of receipt thereof in real estate, equipment and other tangible assets useful in the business of Borrower and its Subsidiaries (or any similar or related or ancillary business), which investment may include the repair, restoration or replacement of the applicable assets thereof, in which case the amount of Net Insurance/Condemnation Proceeds so invested shall not be required to be applied to prepay the Loans pursuant to this Section 2.14(b).

(c) Issuance of Equity Securities. No later than seven Business Days following the date of receipt by Borrower or any of its Subsidiaries of any Cash proceeds from a capital contribution to, or the issuance of any Equity Interests of, Borrower or any of its Subsidiaries (other than (i) pursuant to any employee stock or stock option compensation plan or any employment agreement, (ii) the receipt of a capital contribution from, or the issuance of Equity Interests to, Borrower or any of its Subsidiaries, (iii) the issuance of directors’ qualifying shares or of other nominal amounts of other Equity Interests that are required to be held by specified Persons under Applicable Law and (iv) in connection with a Permitted Majority Investment), Borrower shall prepay the Loans as set forth in Section 2.15(b) in an aggregate amount equal to 50% of such proceeds, in each case, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses; provided that if, as of the end of the most recent four consecutive Fiscal Quarter period (determined for any such period by reference to the Compliance Certificate delivered pursuant to Section 5.1(c) calculating the Leverage Ratio as of the last day of such four consecutive Fiscal Quarter period), the Leverage Ratio determined on a Pro Forma Basis shall be 3.25:1.00 or less, Borrower shall only be required to make prepayments otherwise required hereby in an amount equal to 25% of such proceeds.

(d) Issuance of Debt. No later than seven Business Days following the date of receipt by Borrower or any of its Subsidiaries of any Cash proceeds from the incurrence of any Indebtedness of Borrower or any of its Subsidiaries (other than with respect to any Indebtedness permitted to be incurred pursuant to Section 6.1), Borrower shall prepay the Loans as set forth in Section 2.15(b) in an aggregate amount equal to 100% of such proceeds, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses.

(e) Consolidated Excess Cash Flow. In the event that there shall be Consolidated Excess Cash Flow for any Fiscal Year (commencing with Fiscal Year 2012), Borrower shall, no later than ninety days after the end of such Fiscal Year, prepay the Loans as set forth in Section 2.15(b) in an aggregate amount equal to (i) 50% of such Consolidated Excess Cash Flow; provided that if, as of the last day of the most recently ended Fiscal Year the Leverage Ratio (determined for any such period by reference to the Compliance Certificate delivered pursuant to Section 5.1(c) calculating the Leverage Ratio as of the last day of such Fiscal Year) shall be (x) 3.25:1.00 or less, Borrower shall only be required to make the prepayments otherwise required hereby in an amount equal to 25% of such Consolidated Excess Cash Flow or (y) 2.50:1.00 or less, Borrower shall not be required to make prepayments pursuant to this Section 2.14(e) with respect to such Fiscal Year; minus (ii) voluntary repayments of the Loans (excluding repayments of Revolving Loans or Swing Line Loans except to the extent the Revolving Commitments are permanently reduced in connection with such repayments) made with Internally Generated Cash.

(f) Revolving Loans and Swing Line Loans.

(i) Borrower shall from time to time prepay first, the Swing Line Loans, and second, the Revolving Loans to the extent necessary so that the Total Utilization of Revolving Commitments shall not at any time exceed the Revolving Commitments then in effect.

(ii) If for any reason at any time the aggregate 2018 Revolving Exposure exceeds the 2018 Revolving Commitments then in effect, or the aggregate 2020 Revolving Exposure exceeds the 2020 Revolving Commitments then in effect, the Borrower shall immediately prepay Loans and/or cash collateralize the Letter of Credit Usage in an aggregate amount equal to such excess.

(g) Prepayment Certificate. Concurrently with any prepayment of the Loans pursuant to Sections 2.14(a) through 2.14(e), Borrower shall deliver to Administrative Agent a certificate of an Authorized Officer demonstrating the calculation of the amount of the applicable net proceeds or Consolidated Excess Cash Flow, as the case may be. In the event that Borrower shall subsequently determine that the actual amount received exceeded the amount set forth in such certificate, Borrower shall promptly make an additional prepayment of the Loans in an amount equal to such excess, and Borrower shall concurrently therewith deliver to Administrative Agent a certificate of an Authorized Officer demonstrating the derivation of such excess.

2.15 Application of Prepayments.

(a) Application of Voluntary Prepayments by Type of Loans. Any prepayment of any Loan pursuant to Section 2.13(a) shall be applied as specified by Borrower in the applicable notice of prepayment; provided that, in the event Borrower fails to specify the Loans to which any such prepayment shall be applied, such prepayment shall be applied as follows:

first, to repay outstanding Swing Line Loans to the full extent thereof;

second, to repay outstanding Revolving Loans to the full extent thereof; and

third, to prepay the Term Loans on a pro rata basis (in accordance with the respective outstanding principal amounts thereof); and further applied on a pro rata basis to reduce the remaining scheduled Installments of principal of the Tranche A Term Loans, Tranche B Term Loans and the New Term Loans (if any) and shall be applied within each Class of Term Loans in direct order of maturity.

(b) Application of Mandatory Prepayments by Type of Loans. Any amount required to be paid pursuant to Sections 2.14(a) through 2.14(e) shall be applied as follows:

first, to prepay Term Loans on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) and further applied on a pro rata basis to reduce the remaining scheduled Installments of principal of the Tranche A Term Loans, Tranche B Term Loans and the New Term Loans (if any) and shall be applied within each Class of Term Loans in direct order of maturity;

second, to prepay the Swing Line Loans to the full extent thereof;

third, to prepay the Revolving Loans to the full extent thereof;

fourth, to prepay outstanding reimbursement obligations with respect to Letters of Credit;

fifth, [Reserved]; and

sixth, to Borrower.

(c) Application of Prepayments of Loans to Base Rate Loans and Eurodollar Rate Loans. Considering each Class of Loans being prepaid separately, any prepayment thereof shall be applied, as between the Base Rate Loans and the Eurodollar Rate Loans, as directed by Borrower.

(d) Waivable Mandatory Prepayment. Anything contained herein to the contrary notwithstanding, so long as any Tranche A Term Loans are outstanding, in the event Borrower is required to make any mandatory prepayment (a “Waivable Mandatory Prepayment”) of the Tranche B Term Loans, not less than five Business Days prior to the date (the “Required Prepayment Date”) on which Borrower is required to make such Waivable Mandatory Prepayment, Borrower shall notify Administrative Agent of the amount of such prepayment, and Administrative Agent will promptly thereafter notify each Lender holding an outstanding Tranche B Term Loan of the amount of such Lender’s Pro Rata Share of such Waivable Mandatory Prepayment and such Lender’s option to refuse such amount. Each such Lender may exercise such option by giving written notice to Borrower and Administrative Agent of its election to do so on or before the third Business Day prior to the Required Prepayment Date (it being understood that any Lender which does not notify Borrower and Administrative Agent of its election to exercise such option on or before the third Business Day prior to the Required Prepayment Date shall be deemed to have elected, as of such date, not to exercise such option). On the Required Prepayment Date, Borrower shall pay to Administrative Agent the amount of the Waivable Mandatory Prepayment, which amount shall be applied (i) in an amount equal to that portion of the Waivable Mandatory Prepayment payable to those Lenders that have elected not to exercise such option, to prepay the Tranche B Term Loans of such Lenders (which prepayment shall be applied to the scheduled Installments of principal of the Tranche B Term Loans in accordance with Section 2.15(b)), and (ii) in an amount equal to that portion of the Waivable Mandatory Prepayment otherwise payable to those Lenders that have elected to exercise such option, to prepay the Tranche A Term Loans (which prepayment shall be further applied to the scheduled installments of principal of the Tranche A Term Loans in accordance with Section 2.15(b)), with any excess after such prepayment of the Tranche A Term Loans being further applied in accordance with clauses second through sixth of Section 2.15(b).

2.16 General Provisions Regarding Payments.

(a) All payments by Borrower of principal, interest, fees and other Obligations shall be made in Dollars in same day funds, without defense, recoupment, set-off or counterclaim, free of any restriction or condition, and delivered to Administrative Agent not later than (x) 12:00 p.m. (New York City time) on the date due at the Principal Office designated by Administrative Agent for the account of Lenders; for purposes of computing interest and fees, funds received by Administrative Agent after that time on such due date shall be deemed to have been paid by Borrower on the next succeeding Business Day.

(b) All payments in respect of the principal amount of any Loan (other than voluntary prepayments of Revolving Loans that are Base Rate Loans) shall be accompanied by payment of accrued interest on the principal amount being repaid or prepaid, and all such payments (and, in any event, any payments in respect of any Loan on a date when interest is due and payable with respect to such Loan) shall be applied to the payment of interest then due and payable before application to principal.

(c) Administrative Agent (or its agent or sub-agent appointed by it) shall promptly distribute to each Lender at such address as such Lender shall indicate in writing, such Lender’s applicable Pro Rata Share of all payments and prepayments of principal and interest due hereunder, together with all other amounts due thereto, including, all fees payable with respect thereto, to the extent received by Administrative Agent. Notwithstanding the foregoing, it is understood and agreed that on the 2018 Revolving Commitment Maturity Date, prepayments of Revolving Loans shall be directed on a non-ratable basis (as amongst the Revolving Loans) to pay in full the 2018 Revolving Loans.

(d) Notwithstanding the foregoing provisions hereof, if any Conversion/Continuation Notice is withdrawn as to any Affected Lender or if any Affected Lender makes Base Rate Loans in lieu of its Pro Rata Share of any Eurodollar Rate Loans, Administrative Agent shall give effect thereto in apportioning payments received thereafter.

(e) Subject to the provisos set forth in the definition of “Interest Period” as they may apply to Revolving Loans, whenever any payment to be made hereunder with respect to any Loan shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and, with respect to Revolving Loans only, such extension of time shall be included in the computation of the payment of interest hereunder or of the Revolving Commitment fees hereunder.

(f) Except as otherwise expressly provided herein, all payments by Borrower hereunder shall be made to Administrative Agent, for the account of the respective Lenders to which such payment is owed, in Dollars and otherwise in the manner set forth in clause (a) of this Section 2.16.

(g) Administrative Agent shall deem any payment by or on behalf of Borrower hereunder that is not made in same day funds prior to 12:00 p.m. (New York City time) to be a non-conforming payment. Any such payment shall not be deemed to have been received by Administrative Agent until the later of (i) the time such funds become available funds, and (ii) the next succeeding Business Day. Administrative Agent shall give prompt telephonic notice to Borrower and each applicable Lender (confirmed in writing) if any payment is non-conforming. Any non-conforming payment may constitute or become a Default or Event of Default in accordance with the terms of Section 8.1(a). Interest shall continue to accrue on any principal as to which a non-conforming payment is made until such funds become available funds (but in no event less than the period from the date of such payment to the next succeeding applicable Business Day) at the rate determined pursuant to Section 2.10 from the date such amount was due and payable until the date such amount is paid in full.

(h) If an Event of Default shall have occurred and not otherwise been waived, and the maturity of the Obligations shall have been accelerated pursuant to Section 8.1, all payments or proceeds received by Agents hereunder in respect of any of the Obligations, shall be applied in accordance with the application arrangements described in Section 9.2 of the Second Amended and Restated Pledge and Security Agreement and the analogous sections of any other Collateral Documents.

2.17 Ratable Sharing. Lenders hereby agree among themselves that, except as otherwise provided in the Collateral Documents with respect to amounts realized from the exercise of rights with respect to Liens on the Collateral, if any of them shall, whether by voluntary payment (other than a voluntary prepayment of Loans made and applied in accordance with the terms hereof), through the exercise of any right of set-off, consolidation or banker’s lien, by counterclaim or cross action or by the enforcement of any right under the Credit Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under any Insolvency Laws, receive payment or reduction of a proportion of the aggregate amount of principal, interest, amounts payable in respect of Letters of Credit, fees and other amounts then due and owing to such Lender hereunder or under the other Credit Documents (collectively, the “Aggregate Amounts Due” to such Lender) which is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (a) notify Administrative Agent and each other Lender of the receipt of such payment and (b) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all Lenders in proportion to the Aggregate Amounts Due to them; provided that, if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of Borrower or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. Borrower expressly consents to the foregoing arrangement and agrees that any holder of a participation so purchased may exercise any and all rights of banker’s lien, consolidation, set-off or counterclaim with respect to any and all monies owing by Borrower to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder. The provisions of this Section 2.17 shall not be construed to apply to (a) any payment made by Borrower pursuant to and in accordance with the express terms of this Agreement or (b) any payment obtained by any Lender as consideration for the assignment or sale of a participation in any of its Loans or other Obligations owed to it in accordance herewith.

2.18 Making or Maintaining Eurodollar Rate Loans.

(a) Inability to Determine Applicable Interest Rate. In the event that Administrative Agent shall have determined (which determination shall be final and conclusive and binding upon all parties hereto absent manifest error), on any Interest Rate Determination Date with respect to any Eurodollar Rate Loans, that by reason of circumstances affecting the London interbank market, adequate and fair means do not exist for ascertaining the interest rate applicable to such Loans on the basis provided for in the definition of Adjusted Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, Administrative Agent shall on such date give notice (by email or by telephone confirmed in writing) to Borrower and each Lender of such determination, whereupon (i) no Loans may be made as, or converted to, Eurodollar Rate Loans until such time as Administrative Agent notifies Borrower and Lenders that the circumstances giving rise to such notice no longer exist, and (ii) any Funding Notice or Conversion/Continuation Notice given by Borrower with respect to the Loans in respect of which such determination was made shall be deemed to be rescinded by Borrower.

(b) Illegality or Impracticability of Eurodollar Rate Loans. In the event that on any date any Lender shall have determined (which determination shall be final and conclusive and binding upon all parties hereto absent manifest error) that the making, maintaining or continuation of its Eurodollar Rate Loans (i) has become unlawful as a result of compliance by such Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful), or (ii) has become impracticable, as a result of contingencies occurring after the date hereof which materially and adversely affect the London interbank market or the position of such Lender in that market, then, and in any such event, such Lender shall be an “Affected Lender” and it shall on that day give notice (by email or by telephone confirmed in writing) to Borrower and Administrative Agent of such determination (which notice Administrative Agent shall promptly transmit to each other Lender). If the Administrative Agent receives a notice from (x) any Lender pursuant to clause (i) of the preceding sentence or (y) a notice from Lenders constituting Requisite Lenders pursuant to clause (ii) of the preceding sentence, then (1) the obligation of the Lenders (or, in the case of any notice pursuant to clause (i) of the preceding sentence, such Lender) to make Loans as, or to convert Loans to, Eurodollar Rate Loans shall be suspended until such notice shall be withdrawn by each Affected Lender, (2) to the extent such determination by the Affected Lender relates to a Eurodollar Rate Loan then being requested by Borrower pursuant to a Funding Notice or a Conversion/Continuation Notice, Lenders (or in the case of any notice pursuant to clause (i) of the preceding sentence, such Lender) shall make such Loan as (or continue such Loan as or convert such Loan to, as the case may be) a Base Rate Loan, (3) the Lenders’ (or in the case of any notice pursuant to clause (i) of the preceding sentence, such Lender’s) obligations to maintain their respective outstanding Eurodollar Rate Loans (the “Affected Loans”), shall be terminated at the earlier to occur of the expiration of the Interest Period then in effect with respect to the Affected Loans or when required by law, and (4) the Affected Loans shall automatically convert into Base Rate Loans on the date of such termination. Notwithstanding anything herein to the contrary, to the extent a determination by an Affected Lender as described above relates to a Eurodollar Rate Loan then being requested by Borrower pursuant to a Funding Notice or a Conversion/Continuation Notice, Borrower shall have the option, subject to the provisions of Section 2.18(c), to rescind such Funding Notice or Conversion/Continuation Notice as to all Lenders by giving written or telephonic notice (promptly confirmed by delivery of written notice thereof) to Administrative Agent of such rescission on the date on which the Affected Lender gives notice of its determination as described above (which notice of rescission Administrative Agent shall promptly transmit to each other Lender).

(c) Compensation for Breakage or Non-Commencement of Interest Periods. Borrower shall compensate each Lender, as promptly as practicable after written request by such Lender (which request shall set forth the basis for requesting such amounts and shall be conclusive absent manifest error), for all reasonable losses, expenses and liabilities (including any interest paid or calculated to be due and payable by such Lender to lenders of funds borrowed by it to make or carry its Eurodollar Rate Loans and any loss, expense or liability sustained by such Lender in connection with the liquidation or deployment of such funds but excluding loss of anticipated profits) which such Lender may sustain: (i) if for any reason (other than a default by such Lender) a borrowing of any Eurodollar Rate Loan does not occur on a date specified therefor in a Funding Notice or a telephonic request for borrowing, or a conversion to or continuation of any Eurodollar Rate Loan does not occur on a date specified therefor in a Conversion/Continuation Notice or a telephonic request for conversion or continuation; (ii) if any prepayment or other principal payment of, or any conversion of, any of its Eurodollar Rate Loans occurs on a date prior to the last day of an Interest Period applicable to that Loan; or (iii) if any prepayment of any of its Eurodollar Rate Loans is not made on any date specified in a notice of prepayment given by Borrower.

(d) Booking of Eurodollar Rate Loans. Any Lender may make, carry or transfer Eurodollar Rate Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of such Lender.

(e) Assumptions Concerning Funding of Eurodollar Rate Loans. Calculation of all amounts payable to a Lender under this Section 2.18 and under Section 2.19 shall be made as though such Lender had actually funded each of its relevant Eurodollar Rate Loans a matching deposit or other borrowing in the offshore interbank market for such currency for a comparable amount and for a comparable period through the transfer of such matching deposit or other borrowing from an offshore office of such Lender to a domestic office of such Lender in the United States of America; provided, however, each Lender may fund each of its Eurodollar Rate Loans in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this Section 2.18 and under Section 2.19.

2.19 Increased Costs; Capital Adequacy.

(a) Compensation for Increased Costs and Taxes. In the event that any Lender (which term shall include each Issuing Bank for purposes of this Section 2.19(a)) shall reasonably determine (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any Applicable Law, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new Applicable Law), or any determination of any Governmental Authority, in each case that becomes effective after the date hereof, or compliance by such Lender with any guideline, request or directive issued or made after the date hereof by any Governmental Authority (whether or not having the force of law): (i) subjects such Lender (or its applicable lending office) to any additional Tax (other than any Excluded Taxes (including any change in the rate of Excluded Taxes), Indemnified Taxes or Other Taxes indemnified under Section 2.20) with respect to this Agreement or any of the other Credit Documents or any of its obligations hereunder or thereunder or any payments to such Lender (or its applicable lending office) of principal, interest, fees or any other amount payable hereunder; (ii) imposes, modifies or holds applicable any reserve (including any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender (other than any such reserve or other requirements with respect to Eurodollar Rate Loans that are reflected in the definition of “Adjusted Eurodollar Rate”); or (iii) imposes any other condition, cost or expense (other than with respect to a Tax matter) on or affecting such Lender (or its applicable lending office) or its obligations hereunder or the London interbank market and the result of any of the foregoing is to increase the cost to such Lender of agreeing to make, making or maintaining Loans hereunder or to reduce any amount received or receivable by such Lender (or its applicable lending office) with respect thereto; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed a change of law, regardless of the date enacted, adopted or issued; then, in any such case, Borrower shall pay to such Lender, as promptly as practicable after receipt of the statement referred to in the next sentence, such additional amount or amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as may be necessary to compensate such Lender for any such increased cost or reduction in amounts received or receivable hereunder. Such Lender shall deliver to Borrower (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Lender under this Section 2.19(a), which statement shall be conclusive and binding upon all parties hereto absent manifest error.

(b) Capital Adequacy Adjustment. In the event that any Lender (which term shall include each Issuing Bank for purposes of this Section 2.19(b)) shall have reasonably determined that the adoption, effectiveness, phase in or applicability after the Third Restatement Date of any Applicable Law regarding capital or liquidity adequacy, reserve requirements or similar requirements, or any change therein or in the interpretation, application or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its applicable lending office) with any Applicable Law regarding capital or liquidity adequacy, reserve requirements or similar requirements (whether or not having the force of law) of any such Governmental Authority, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender’s Loans or Revolving Commitments or Letters of Credit, or participations therein or other obligations hereunder with respect to the Loans or the Letters of Credit to a level below that which such Lender or such controlling corporation could have achieved but for such adoption, effectiveness, phase in, applicability, change or compliance (taking into consideration the policies of such Lender or such controlling corporation with regard to capital adequacy); provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed a change of law, regardless of the date enacted, adopted or issued, then from time to time, within five Business Days after receipt by Borrower from such Lender of the statement referred to in the next sentence, Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such controlling corporation on an after tax basis for such reduction. Such Lender shall deliver to Borrower (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to Lender under this Section 2.19(b), which statement shall be conclusive and binding upon all parties hereto absent manifest error.

2.20 Taxes; Withholding, etc.

(a) Payments to Be Free and Clear. All sums payable by or on behalf of any Credit Party hereunder and under the other Credit Documents shall (except to the extent required by law) be paid free and clear of, and without any deduction or withholding on account of, any Tax.

(b) Withholding of Taxes. If any Credit Party or any other applicable withholding agent is required by law to make any deduction or withholding on account of any Indemnified Taxes or Other Taxes from any sum paid or payable by any Credit Party to any Agent or any Lender (which term shall include each Swing Line Lender and Issuing Bank for purposes of this Section 2.20) under any of the Credit Documents: (i) Borrower shall notify Administrative Agent of any such requirement or any change in any such requirement as soon as Borrower becomes aware of it; (ii) the applicable withholding agent shall make such deduction or withholding and pay such Indemnified Taxes or Other Taxes before the date on which penalties attach thereto, such payment to be made (if the liability to pay is imposed on any Credit Party) for its own account or (if that liability is imposed on Administrative Agent or such Lender, as the case may be) on behalf of and in the name of Administrative Agent or such Lender; (iii) the sum payable by the Credit Party in respect of which the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment (including any deduction, withholding or payment applicable to additional amounts payable under this Section 2.20), Administrative Agent or such Lender, as the case may be, receives on the due date a net sum equal to what it would have received had no such deduction, withholding or payment been required or made; and (iv) within thirty days after paying any sum from which it is required by law to make any deduction or withholding, and within thirty days after the due date of payment of any Indemnified Taxes or Other Taxes which it is required by clause (ii) above to pay, Borrower (if Borrower is the withholding agent) shall deliver to Administrative Agent evidence reasonably satisfactory to the other affected parties of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority.

(c) Borrower agrees to indemnify each Agent and each Lender for (i) the full amount of Indemnified Taxes and Other Taxes (including any Indemnified Taxes or Other Taxes attributable to any amounts payable under this Section 2.20) payable by such Agent or such Lender (whether or not such Taxes are correctly or legally imposed) and (ii) any reasonable expenses arising therefrom or with respect thereto. A certificate from the relevant Lender or Agent, setting forth in reasonable detail the basis and calculation of such Taxes shall be conclusive, absent manifest error.

(d) Evidence of Exemption from Withholding Tax. Each Lender shall, at such times as are reasonably requested by Borrower or the Administrative Agent, provide Borrower and the Administrative Agent with any documentation prescribed by law or reasonably requested by Borrower or Administrative Agent certifying as to any entitlement of such Lender to an exemption from, or reduction in, withholding tax with respect to any payments to be made to such Lender under the Credit Documents. Each Lender shall, whenever a lapse in time or change in such Lender’s circumstances renders such documentation obsolete, expired or inaccurate in any material respect, deliver promptly to Borrower and the Administrative Agent updated or other appropriate documentation (including any new documentation reasonably requested by the applicable withholding agent) or promptly notify Borrower and the Administrative Agent of its inability to do so.

Notwithstanding anything to the contrary, a Lender shall be required to provide any documentation under this Section 2.20(d) only to the extent it is legally eligible to do so.

(e) Payment of Taxes. In addition, Borrower agrees to pay any present or future stamp, court or documentary, intangible, recording, filing or similar Taxes imposed by any Governmental Authority, which arise from any payment made under any Credit Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Credit Document (“Other Taxes”).

(f) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes (whether received in cash or applied by the taxing authority granting the refund to offset another Taxes otherwise owed) as to which it has been indemnified pursuant to this Section 2.20 (including additional amounts paid pursuant to this Section 2.20), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the

Taxes giving rise to such refund), net of all out-of-pocket expenses (including any Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid to such indemnified party pursuant to the previous sentence (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.20(f), in no event will any indemnified party be required to pay any amount to any indemnifying party pursuant to this Section 2.20(f) if such payment would place such indemnified party in a less favorable position (on a net after-Tax basis) than such indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This Section 2.20(f) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes which it deems confidential) to the indemnifying party or any other Person.

(g) Minimum Interest. As part of entering into this Agreement, the parties hereto have assumed that the interest payable at the rates set forth in this Agreement is not and will not become subject to Swiss Federal Withholding Tax. Notwithstanding the foregoing, the parties hereto agree that in the event that (A) Swiss Federal Withholding Tax is due on interest payments or other payments by any Credit Party under this Agreement and (B) Section 2.20(b) (Withholding of Taxes) is unenforceable for any reason:

(x) the applicable interest rate in relation to that interest payment shall be (i) the interest rate which would have applied to that interest payment as provided for in Section 2.8 divided by (ii) 1 minus the rate at which the relevant Swiss Federal Withholding Tax deduction is required to be made under Swiss domestic tax law and / or applicable double taxation treaties (where the rate at which the relevant Swiss Federal Withholding Tax deduction is required to be made is for this purpose expressed as a fraction of 1); and

(y) the Credit Party shall (i) pay the relevant interest at the adjusted rate in accordance with paragraph (x) above, (ii) make the Swiss Federal Withholding Tax deduction on the interest so recalculated and (iii) all references to a rate of interest under the Agreement shall be construed accordingly.

To the extent that interest payable by any Credit Party under this Agreement becomes subject to Swiss Federal Withholding Tax, the parties shall promptly co-operate in completing any procedural formalities (including submitting forms and documents required by the Swiss or foreign tax authorities) to the extent possible and necessary for the Credit Party to obtain the tax ruling from the Swiss Federal Tax Administration.

Section 2.20(f) equally applies to this Section 2.20(g).

2.21 Obligation to Mitigate. Each Lender (which term shall include each Issuing Bank for purposes of this Section 2.21) agrees that, as promptly as practicable after the officer of such Lender responsible for administering its Loans or Letters of Credit, as the case may be, becomes aware of the occurrence of an event or the existence of a condition that would cause such Lender to become an Affected Lender or that would entitle such Lender to receive payments under Section 2.18, 2.19 or 2.20, it will, to the extent not inconsistent with the internal policies of such Lender and any applicable legal or regulatory restrictions, use reasonable efforts to (a) make, issue, fund or maintain its Credit Extensions, including any Affected Loans, through another office of such Lender, or (b) take such other measures as such Lender may deem reasonable, if as a result thereof the circumstances which would cause such Lender to be an Affected Lender would cease to exist or the additional amounts which would otherwise be required to be paid to such Lender pursuant to Section 2.18, 2.19 or 2.20 would be materially reduced and if, as determined by such Lender in its sole discretion, the making, issuing, funding or maintaining of such Revolving Commitments, Loans or Letters of Credit through such other office or in accordance with such other measures, as the case may be, would not otherwise adversely affect such Revolving Commitments, Loans or Letters of Credit or the interests of such Lender; provided, such Lender will not be obligated to utilize such other office or take such other measures pursuant to this Section 2.21 unless Borrower agrees to pay all reasonable incremental expenses incurred by such Lender as a result of utilizing such other office or take such other measures as described above. A certificate as to the amount of any such expenses payable by Borrower pursuant to this Section 2.21 (setting forth in reasonable detail the basis for requesting such amount) submitted by such Lender to Borrower (with a copy to Administrative Agent) shall be conclusive absent manifest error.

2.22 Defaulting Lenders. Anything contained herein to the contrary notwithstanding, in the event that any Lender becomes a Defaulting Lender, then during any Default Period with respect to such Defaulting Lender, such Defaulting Lender shall be deemed not to be a “Lender” for purposes of any amendment, waiver or consent with respect to any provision of the Credit Documents that requires the approval of Requisite Lenders, and Borrower shall pay to Administrative Agent such additional amounts of cash as reasonably requested by ~~the~~each Issuing Bank or the Swing Line Lender to be held as security for Borrower’s reimbursement Obligations in respect of Letters of Credit and Swing Line Loans then outstanding (such amount not to exceed such Defaulting Lender’s obligations under Sections 2.3 and 2.4). During any Default Period with respect to a Funds Defaulting Lender that is not also an Insolvency Defaulting Lender, (a) any amounts that would otherwise be payable to such Funds Defaulting Lender with respect to its Revolving Loans and Revolving Commitments under the Credit Documents (including, without limitation, voluntary and mandatory prepayments and fees) shall, in lieu of being distributed to such Funds Defaulting Lender, be retained by Administrative Agent and applied in the following order of priority: first, to the payment of any amounts owing by such Funds Defaulting Lender to Administrative Agent, second, to the payment of any amounts owing by such Funds Defaulting Lender to the Swing Line Lender, third, to the payment of any amounts owing by such Funds Defaulting Lender to ~~the~~each applicable Issuing Bank, and fourth, to the payment of the Revolving Loans of other Lenders (but not to the Revolving Loans of such Funds Defaulting Lender) as if such Funds Defaulting Lender had funded all Defaulted Loans of such Funds Defaulting Lender; and (b) the Total Utilization of Revolving Commitments as at any date of determination shall be calculated as if such Defaulting Lender had funded all Defaulted Loans of such Defaulting Lender. During any Default Period with respect to an Insolvency Defaulting Lender, any amounts that would otherwise be payable to such Insolvency Defaulting Lender under the Credit Documents (including, without limitation, voluntary and mandatory prepayments and fees including fees payable under Section 2.11) may, in lieu of being distributed to such Insolvency Defaulting Lender, be retained by Administrative Agent to collateralize indemnification and reimbursement obligations of such Insolvency Defaulting Lender in an amount reasonably determined by Administrative Agent. No Revolving Commitment of any Lender shall be increased or otherwise affected, and, except as otherwise expressly provided in this Section 2.22, performance by Borrower of its obligations hereunder and the other Credit Documents shall not be excused or otherwise modified as a result of any Lender becoming a Defaulting Lender or the operation of this Section 2.22. The rights and remedies against a Defaulting Lender under this Section 2.22 are in addition to other rights and remedies which Borrower may have against such Defaulting Lender as a result of it becoming a Defaulting Lender and which Administrative Agent or any Lender may have against such Defaulting Lender with respect thereto, subject in each case to Section 10.35. If any Letter of Credit Usage exists at the time such Lender becomes a Defaulting Lender then all or any part of such Letter of Credit Usage shall be reallocated among the non-Defaulting Lenders in accordance with their respective Pro Rata Share but only to the extent (x) the sum of each non-Defaulting Lender’s Revolving Exposures plus such Defaulting Lender’s Letter of Credit Usage does not exceed the total of such non-Defaulting Lender’s Revolving Commitments and (y) no Default or Event of Default exists or shall have occurred.

2.23 Removal or Replacement of a Lender. Anything contained herein to the contrary notwithstanding, in the event that: (a) (i) any Lender (an “Increased Cost Lender”) shall give notice to Borrower that such Lender is an Affected Lender or that such Lender is entitled to receive payments under Section 2.18, 2.19 or 2.20, (ii) the circumstances which have caused such Lender to be an Affected Lender or which entitle such Lender to receive such payments shall remain in effect, and (iii) such Lender shall fail to withdraw such notice within five Business Days after Borrower’s request for such withdrawal; or (b) (i) any Lender shall become a Defaulting Lender, (ii) the Default Period for such Defaulting Lender shall remain in effect, and (iii) such Defaulting Lender shall fail to cure the default as a result of which it has become a Defaulting Lender within five Business Days after Borrower’s request that it cure such default; or (c) in connection with any proposed amendment, modification, termination, waiver or consent with respect to any of the provisions hereof as contemplated by Section 10.5(b), the consent of Requisite Lenders shall have been obtained but the consent of one or more of such other Lenders (each a “Non-Consenting Lender”) whose consent is required shall not have been obtained; then, with respect to each such Increased Cost Lender, Defaulting Lender or Non-Consenting Lender (the “Terminated Lender”), Borrower may, by giving written notice to Administrative Agent and any Terminated Lender of its election to do so, elect to cause such Terminated Lender (and such Terminated Lender hereby irrevocably agrees) to assign its outstanding Loans and its Revolving Commitments, if any, in full to one or more Eligible Assignees (each a “Replacement Lender”) in accordance with the provisions of Section 10.6 and Borrower shall pay the fees, if any, payable thereunder in connection with any such assignment from an Increased Cost Lender, a Non-Consenting Lender or Insolvency Defaulting Lender, and the Funds Defaulting Lender (if not also an Insolvency Defaulting

Lender) shall pay the fees, if any, payable thereunder in connection with any such assignment from such Defaulting Lender; provided, (1) on the date of such assignment, the Replacement Lender shall pay to Terminated Lender an amount equal to the sum of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Loans of the Terminated Lender, (B) an amount equal to all unreimbursed drawings that have been funded by such Terminated Lender, together with all then unpaid interest with respect thereto at such time and (C) an amount equal to all accrued, but theretofore unpaid fees owing to such Terminated Lender pursuant to Section 2.11; (2) on the date of such assignment, Borrower shall pay any amounts payable to such Terminated Lender pursuant to Section 2.18(c), 2.19 or 2.20; or otherwise as if it were a prepayment; (3) in the case of any assignment resulting from a claim for compensation under Section 2.19 or payments required to be made under Section 2.20, such assignment will result in a reduction in such compensation or payment and (4) in the event such Terminated Lender is a Non-Consenting Lender, each Replacement Lender shall consent, at the time of such assignment, to each matter in respect of which such Terminated Lender was a Non-Consenting Lender; provided that Borrower may not make such election with respect to any Terminated Lender that is also an Issuing Bank unless, prior to the effectiveness of such election, Borrower shall have caused each outstanding Letter of Credit issued thereby to be cancelled. Upon the prepayment of all amounts owing to any Terminated Lender and the termination of such Terminated Lender’s Revolving Commitments, if any, such Terminated Lender shall no longer constitute a “Lender” for purposes hereof; provided that any rights of such Terminated Lender to indemnification hereunder shall survive as to such Terminated Lender. Each Lender agrees that if Borrower exercises its option hereunder to cause an assignment by such Lender as a Terminated Lender, such Lender shall, promptly after receipt of written notice of such election, execute and deliver all documentation necessary to effectuate such assignment in accordance with Section 10.6. In the event that a Terminated Lender does not comply with the requirements of the immediately preceding sentence within one Business Day after receipt of such notice, each Lender hereby authorizes and directs the Administrative Agent to execute and deliver such documentation as may be required to give effect to an assignment in accordance with Section 10.6 on behalf of such Terminated Lender and any such documentation so executed by the Administrative Agent shall be effective for purposes of documenting an assignment pursuant to Section 10.6.

2.24 Interest Act (Canada). For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest or fees to which the rates of interest or fees provided for in this Agreement and the other Credit Documents (and stated herein or therein, as applicable, to be computed on the basis of a 360 day year or any other period of time less than a calendar year) are equivalent are the rates so provided for multiplied by the actual number of days in the applicable calendar year and divided by 360 or the actual number of days in such other period of time, respectively.

2.25 Incremental Facilities. Borrower may by written notice to Administrative Agent elect to request (A) prior to the Revolving Commitment Termination Date, an increase to the existing Revolving Loan Commitments (any such increase, the “New Revolving Loan Commitments”) and/or (B) the establishment of one or more new term loan commitments (the “New Term Loan Commitments”), by an amount such that Borrower and its Subsidiaries shall be in compliance, on a Pro Forma Basis after giving effect to such New Term Loans or New Revolving Loan Commitments and the application of the proceeds thereof, with a Secured Leverage Ratio of 3.00 to 1.00; provided that compliance with such Secured Leverage Ratio shall not be required to the extent (x) such New Revolving Loan Commitments or New Revolving Loans refinance or replace existing Revolving Loan Commitments and Revolving Loans, or (y) such New Term Loans refinance or replace existing Term Loans, or the Cash proceeds of the New Term Loans are applied to prepay then-existing Term Loans in accordance with Section 2.15 (each, a “Refinancing Incremental Facility”); provided, further, that any New Revolving Loan Commitment or New Term Loan Commitment shall not be less than $25,000,000 individually (or such lesser amount which shall be approved by Administrative Agent or such lesser amount that represents all remaining availability under any limit set forth above in this Section 2.25), and integral multiples of $10,000,000 in excess of that amount. Each such notice shall specify (A) the date (each, an “Increased Amount Date”) on which Borrower proposes that the New Revolving Loan Commitments or New Term Loan Commitments shall be effective and (B) the identity of each Lender or other Person that is an Eligible Assignee; provided that, each Issuing Bank shall have consented (such consent not to be unreasonably withheld or delayed) to the allocation of New Revolving Loan Commitments to any Eligible Assignee under clause (ii) of the definition thereof (each, a “New Revolving Loan Lender” or “New Term Loan Lender,” as applicable) to whom Borrower proposes any portion of such New Revolving Loan Commitments or New Term Loan Commitments, as applicable, be allocated and the amounts of such allocations; provided that Barclays may elect or decline to arrange such New Revolving Loan Commitments or New Term Loan Commitments, as applicable, in its sole discretion and any Lender approached to provide all or a portion of the New Revolving Loan Commitments or New Term Loan Commitments may elect or decline, in its sole discretion, to provide a New Revolving Loan Commitments or New Term Loan Commitment.

Such New Revolving Loan Commitments or New Term Loan Commitments shall become effective, as of such Increased Amount Date; provided that (1) no Default or Event of Default shall exist on such Increased Amount Date before or after giving effect to such New Revolving Loan Commitments or New Term Loan Commitments; (2) both before and after giving effect to the making of any Series of New Term Loans, each of the conditions set forth in Section 3.3(a) shall be satisfied; provided that, solely with respect to the effectiveness of New Term Loans incurred and/or New Revolving Loan Commitments established to finance the Medicis Acquisition, the Bausch & Lomb Acquisition or any Permitted Acquisition consummated after the Amendment No. 5 Effective Date, the Borrower shall not be required to satisfy the conditions set forth in clause (iii) or (iv) of such Section 3.3(a); (3) except with respect to any Refinancing Incremental Facility, the Borrower and its Subsidiaries shall be in compliance, on a Pro Forma Basis after giving effect to such New Revolving Loan Commitments or New Term Loans and the application of the proceeds thereof, with a maximum Secured Leverage Ratio of 3.00 to 1.0, in each case as of the last day of the most recently ended Fiscal Quarter after giving effect to such New Revolving Loan Commitments or New Term Loan Commitments, as applicable; (4) the New Revolving Loan Commitments or New Term Loan Commitments, as applicable, shall be effected pursuant to one or more Joinder Agreements executed and delivered by the applicable New Revolving Loan Lender or New Term Loan Lender, as the case may be, Borrower and Administrative Agent (it being understood that the only representations and warranties that shall be certified in the Joinder Agreement with respect to New Term Loans incurred and/or New Revolving Loan Commitments established to finance the Medicis Acquisition, the Bausch & Lomb Acquisition or any Permitted Acquisition consummated after the Amendment No. 5 Effective Date shall be those representations and warranties set forth in the seventh paragraph of this Section 2.25), and each of which shall be recorded in the Register and shall be subject to the requirements set forth in Section 2.20(d); (5) Borrower shall make any payments required pursuant to Section 2.18(c) in connection with the New Revolving Loan Commitments or New Term Loan Commitments, as applicable; (6) Borrower shall deliver or cause to be delivered any legal opinions or other documents reasonably requested by Administrative Agent in connection with any such transaction; and (7) except with respect to any Refinancing Incremental Facility, in the case of any New Revolving Loan Commitments or New Term Loan Commitments effected on an Increased Amount Date from and after April 1, 2016, Borrower and its Subsidiaries shall be in compliance, on a Pro Forma Basis, with a Leverage Ratio as of the Increased Amount Date (assuming in the case of any New Revolving Commitments, that the full amount of all outstanding Revolving Commitments, including New Revolving Commitments, are borrowed on such date), of 5.25 to 1.00; provided, further, that, (x) the effectiveness of New Term Loans incurred to finance the Medicis Acquisition or the Bausch & Lomb Acquisition shall not be subject to Borrower’s compliance with clauses (1), (3) or (7) of the foregoing proviso and (y) the effectiveness of New Term Loans incurred and/or New Revolving Loan Commitments established to finance any Permitted Acquisition consummated after the Amendment No. 10 Effective Date shall not be subject to compliance with clauses (1), (3) and (7) of the foregoing proviso.

On any Increased Amount Date on which New Revolving Loan Commitments are effected, subject to the satisfaction of the foregoing terms and conditions, (a) each of the Revolving Lenders shall assign to each of the New Revolving Loan Lenders, and each of the New Revolving Loan Lenders shall purchase from each of the Revolving Loan Lenders, at the principal amount thereof (together with accrued interest), such interests in the Revolving Loans outstanding on such Increased Amount Date (or in lieu of such assignments, non-pro rata borrowings and prepayments of Revolving Loans may occur) as shall be necessary in order that, after giving effect to all such assignments and purchases (or such borrowings and prepayments), such Revolving Loans will be held by existing Revolving Loan Lenders and New Revolving Loan Lenders ratably in accordance with their Revolving Loan Commitments after giving effect to the addition of such New Revolving Loan Commitments to the Revolving Loan Commitments, (b) each New Revolving Loan Commitment shall be deemed for all purposes a Revolving Loan Commitment and each Loan made thereunder (a “New Revolving Loan”) shall be deemed, for all purposes, a Revolving Loan and (c) each New Revolving Loan Lender shall become a Lender with respect to the New Revolving Loan Commitment and all matters relating thereto.

On any Increased Amount Date on which any New Term Loan Commitments of any Series are effective, subject to the satisfaction of the foregoing terms and conditions, (i) each New Term Loan Lender of any Series shall make a Loan to Borrower (a “New Term Loan”) in an amount equal to its New Term Loan Commitment of such Series (unless the Joinder Agreement with respect to any Series of New Term Loans shall provide for the making of such Series of New Term Loans on a date subsequent to the applicable Increased Amount Date), and (ii) each New Term Loan Lender of any Series shall become a Lender hereunder with respect to the New Term Loan Commitment of such Series and the New Term Loans of such Series made pursuant thereto.

Administrative Agent shall notify Lenders promptly upon receipt of Borrower’s notice of each Increased Amount Date and in respect thereof (x) the New Revolving Loan Commitments and the New Revolving Loan Lenders or the Series of New Term Loan Commitments and the New Term Loan Lenders of such Series, as applicable, and (y) in the case of each notice to any Revolving Loan Lender, the respective interests in such Revolving Loan Lender’s Revolving Loans, in each case subject to the assignments contemplated by this Section.

The terms and provisions of the Tranche A New Term Loans of any Series shall be, except with respect to pricing, amortization and maturity and except as otherwise set forth herein or in the Joinder Agreement and otherwise reasonably satisfactory to Administrative Agent, identical to the Tranche A Term Loans. The terms and provisions of the Tranche B New Term Loans of any Series shall be, except with respect to pricing, amortization and maturity and except as otherwise set forth herein or in the Joinder Agreement and otherwise reasonably satisfactory to Administrative Agent, identical to the Tranche B Term Loans. The terms and provisions of the New Revolving Loans shall be, except with respect to maturity, identical to the Revolving Loans. In any event (i) the weighted average life to maturity of all New Term Loans of any Series shall be no shorter than the then-remaining weighted average life to maturity of the Tranche B Term Loans (other than with respect to a Tranche A New Term Loan, which shall have a weighted average life to maturity not shorter than the remaining weighted average life to maturity of the Tranche A Term Loans), (ii) the applicable New Term Loan Maturity Date of each Series shall be no shorter than the latest of the final maturity of the Tranche B Term Loans (other than with respect to a Tranche A New Term Loan, which shall have a maturity date not earlier than the Tranche A Term Loan Maturity Date), and (iii) the yield applicable to the New Term Loans of each Series shall be determined by Borrower and the applicable new Lenders and shall be set forth in each applicable Joinder Agreement; provided however (A) that the yield applicable to the Tranche A New Term Loans (after giving effect to all upfront or similar fees or original issue discount payable with respect to such Tranche A New Term Loans) shall not be greater than the applicable yield payable pursuant to the terms of this Agreement as amended through the date of such calculation with respect to Tranche A Term Loans (including any upfront or similar fees or original issue discount paid and payable to the initial Lenders hereunder) plus 0.50% per annum unless the interest rate with respect to the Tranche A Term Loan is increased so as to cause the then applicable yield under this Agreement on the Tranche A Term Loans (including any upfront or similar fees or original issue discount paid and payable to the initial Lenders hereunder) to equal the yield then applicable to the Tranche A New Term Loans (after giving effect to all upfront or similar fees or original issue discount payable with respect to such Tranche A New Term Loans) minus 0.50% per annum and (B) that the yield applicable to the Tranche B New Term Loans (after giving effect to all upfront or similar fees or original issue discount payable with respect to such Tranche B New Term Loans) shall not be greater than the applicable yield payable pursuant to the terms of this Agreement as amended through the date of such calculation with respect to Tranche B Term Loans (including any upfront or similar fees or original issue discount paid and payable to the initial Lenders hereunder) plus 0.50% per annum unless the interest rate with respect to the Tranche B Term Loan is increased so as to cause the then applicable yield under this Agreement on the Tranche B Term Loans (including any upfront or similar fees or original issue discount paid and payable to the initial Lenders hereunder) to equal the yield then applicable to the Tranche B New Term Loans (after giving effect to all upfront or similar fees or original issue discount payable with respect to such Tranche B New Term Loans) minus 0.50% per annum. For purposes of clause (iii) of the immediately preceding sentence, upfront or similar fees and original issue discount will be equated to interest rates based upon an assumed four-year average life. Each Joinder Agreement may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Credit Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 2.25.

Except as expressly set forth in this Section 2.25, New Term Loans incurred and/or New Revolving Loan Commitments established to finance the Medicis Acquisition, the Bausch & Lomb Acquisition or any Permitted Acquisition after the Amendment No. 5 Effective Date shall be entered into in accordance with this Section 2.25 and shall be subject to the terms and conditions hereof; provided that as of the date of establishment of such New Term Loans incurred to finance the Medicis Acquisition or the Bausch & Lomb Acquisition, Borrower shall not be required to comply with the Secured Leverage Ratio set forth in the first paragraph of this Section 2.25; provided that, as of such date, the representations and warranties set forth in Section 4.1(a) (solely with respect to due organization) 4.1(b) (solely with respect to the Joinder Agreement to be entered into with respect to such New Term

Loans and/or New Revolving Loan Commitments, as applicable), 4.3 (solely with respect to the Joinder Agreement to be entered into with respect to such New Term Loans and/or New Revolving Loan Commitments, as applicable), 4.4(a)(ii) (solely with respect to the Joinder Agreement to be entered into with respect to such New Term Loans and/or New Revolving Loan Commitments, as applicable), 4.6 (solely with respect to the Joinder Agreement to be entered into with respect to such New Term Loans and/or New Revolving Loan Commitments, as applicable), 4.15 (solely with respect to regulation under the Investment Company Act of 1940), 4.16 (solely with respect to the Joinder Agreement to be entered into with respect to such New Term Loans and/or New Revolving Loan Commitments, as applicable) and 4.23 (solely with respect to the PATRIOT Act), in each case, shall be true and correct in all material respects on and as of such date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.

2.26 Extensions of Loans and Commitments.

(a) The Borrower may, at any time request that all or a portion of the Term Loans of any Class (an “Existing Term Loan Tranche”) be modified to constitute another Class of Term Loans in order to extend the scheduled final maturity date thereof (any such Term Loans which have been so modified, “Extended Term Loans”) and to provide for other terms consistent with this Section 2.26. In order to establish any Extended Term Loans, the Borrower shall provide a notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders of the applicable Existing Term Loan Tranche) (a “Term Loan Extension Request”) setting forth the proposed terms of the Extended Term Loans to be established, which terms shall be identical to those applicable to the Term Loans of the Existing Term Loan Tranche from which they are to be modified except (i) the scheduled final maturity date shall be extended to the date set forth in the applicable Extension Amendment and the amortization shall be as set forth in the Extension Amendment, (ii) (A) the Applicable Margin with respect to the Extended Term Loans may be higher or lower than the Applicable Margin for the Term Loans of such Existing Term Loan Tranche and/or (B) additional fees (including prepayment or termination premiums) may be payable to the Lenders providing such Extended Term Loans in addition to or in lieu of any increased Applicable Margin contemplated by the preceding clause (A), in each case, to the extent provided in the applicable Extension Amendment, (iii) any Extended Term Loans may participate on a pro rata basis or a less than pro rata basis (but not greater than a pro rata basis) in any voluntary or mandatory prepayments or prepayment of Term Loans hereunder in each case as specified in the respective Term Loan Extension Request, (iv) the final maturity date and the scheduled amortization applicable to the Extended Term Loans shall be set forth in the applicable Extension Amendment and the scheduled amortization of such Existing Term Loan Tranche shall be adjusted to reflect the amortization schedule (including the principal amounts payable pursuant thereto) in respect of the Term Loans under such Existing Term Loan Tranche that have been extended as Extended Term Loans as set forth in the applicable Extension Amendment; provided, however, that the weighted average life to maturity of such Extended Term Loans shall be no shorter than the weighted average life to maturity of the Term Loans of such Existing Term Loan Tranche and (v) the covenants set forth in Section 6.7 may be modified in a manner acceptable to the Borrower, the Administrative Agent and the Lenders party to the applicable Extension Amendment, such modifications to become effective only after the latest maturity date of the then outstanding Term Loans in effect immediately prior to giving effect to such Extension Amendment (it being understood that each Lender providing Extended Term Loans, by executing an Extension Amendment, agrees to be bound by such provisions and waives any inconsistent provisions set forth in Section 2.5(a), 2.17 or 10.5). Except as provided above, each Lender holding Extended Term Loans shall be entitled to all the benefits afforded by this Agreement (including, without limitation, the provisions set forth in Section 2.15(a) and 2.15(b) applicable to Term Loans) and the other Credit Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Collateral Documents. The Credit Parties shall take any actions reasonably required by Administrative Agent to ensure and/or demonstrate that the Lien and security interests granted by the Collateral Documents continue to secure all the Obligations and continue to be perfected under the UCC or otherwise after giving effect to the extension of any Term Loans, including, without limitation, the procurement of title insurance endorsements reasonably requested by and satisfactory to the Administrative Agent. No Lender shall have any obligation to agree to have any of its Term Loans of any Existing Term Loan Tranche modified to constitute Extended Term Loans pursuant to any Term Loan Extension Request. Any Extended Term Loans of any Extension Tranche shall constitute a separate Class of Term Loans from the Existing Term Loan Tranche from which they were modified.

(b) The Borrower may, at any time request that all or a portion of the Revolving Commitments of any Class (an “Existing Revolving Tranche” and any related Revolving Loans thereunder, “Existing Revolving Loans”) be modified to constitute another Class of Revolving Commitments in order to extend the termination date thereof (any such Revolving Commitments which have been so modified, “Extended Revolving Commitments” and any related Revolving Loans, “Extended Revolving Loans”) and to provide for other terms consistent with this Section 2.26. In order to establish any Extended Revolving Commitments, the Borrower shall provide a notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders of the applicable Existing Revolving Tranche) (a “Revolving Extension Request”) setting forth the proposed terms of the Extended Revolving Commitments to be established, which terms shall be identical to those applicable to the Revolving Commitments of the Existing Revolving Tranche from which they are to be modified except (i) the scheduled termination date of the Extended Revolving Commitments and the related scheduled maturity date of the related Extended Revolving Loans shall be extended to the date set forth in the applicable Extension Amendment, (ii) (A) the Applicable Margin with respect to the Extended Revolving Loans may be higher or lower than the Applicable Margin for the Revolving Loans of such Existing Revolving Tranche and/or (B) additional fees may be payable to the Lenders providing such Extended Revolving Commitments in addition to or in lieu of any increased Applicable Margin contemplated by the preceding clause (A), in each case, to the extent provided in the applicable Extension Amendment and (iii) the covenants set forth in Section 6.7 may be modified in a manner acceptable to the Borrower, the Administrative Agent and the Lenders party to the applicable Extension Amendment, such modifications to become effective only after the latest maturity date of the then outstanding Revolving Loans and/or Revolving Commitments in effect immediately prior to giving effect to such Extension Amendment (it being understood that each Lender providing Extended Revolving Commitments, by executing an Extension Amendment, agrees to be bound by such provisions and waives any inconsistent provisions set forth in Section 2.5(a), 2.17 or 10.5). Except as provided above, each Lender holding Extended Revolving Commitments shall be entitled to all the benefits afforded by this Agreement (including, without limitation, the provisions set forth in Sections 2.15(a) and 2.15(b) applicable to existing Revolving Loans) and the other Credit Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Collateral Documents. The Credit Parties shall take any actions reasonably required by Administrative Agent to ensure and/or demonstrate that the Lien and security interests granted by the Collateral Documents continue to secure all the Obligations and continue to be perfected under the UCC or otherwise after giving effect to the extension of any Revolving Commitments, including, without limitation, the procurement of title insurance endorsements reasonably requested by and satisfactory to the Administrative Agent. No Lender shall have any obligation to agree to have any of its Revolving Commitments of any Existing Revolving Tranche modified to constitute Extended Revolving Commitments pursuant to any Revolving Extension Request. Any Extended Revolving Commitments of any Extension Tranche shall constitute a separate Class of Revolving Commitments from the Existing Revolving Tranche from which they were modified, and the applicable Extension Amendment may provide that the Extension Tranche may participate in a pro rata or less than pro rata (but not greater than pro rata) basis with the Existing Revolving Tranche in prepayments or commitment reductions hereunder. If, on any Extension Date, any Revolving Loans of any Extending Lender are outstanding under the applicable Existing Revolving Tranche, such Revolving Loans (and any related participations) shall be deemed to be allocated as Extended Revolving Loans (and related participations) and Existing Revolving Loans (and related participations) in the same proportion as such Extending Lender’s Extended Revolving Commitments bear to its remaining Revolving Commitments of the Existing Revolving Tranche. In addition, if so provided in the relevant Extension Amendment and with the consent of each applicable Issuing Bank, participations in Letters of Credit expiring on or after the latest Revolving Commitment Termination Date then in effect shall be re-allocated from Lenders of the Existing Revolving Tranche to Lenders holding Extending Revolving Commitments in accordance with the terms of such Extension Amendment; provided, however, that such participation interests shall, upon receipt thereof by the relevant Lenders holding Extending Revolving Commitments, be deemed to be participation interests in respect of such Extending Revolving Commitments and the terms of such participation interests (including, without limitation, the commission applicable thereto) shall be adjusted accordingly.

(c) The Borrower shall provide the applicable Extension Request at least five (5) Business Days prior to the date on which Lenders under the Existing Tranche are requested to respond (or such shorter period as is agreed to by Administrative Agent in its sole discretion). Any Lender (an “Extending Lender”) wishing to have all or a portion of its Term Loans or Revolving Commitments of the Existing Tranche subject to such Extension Request modified to constitute Extended Term Loans or Extended Revolving Commitments, as applicable, shall notify the Administrative Agent (an “Extension Election”) on or prior to the date specified in such Extension

Request of the amount of its Term Loans or Revolving Commitments of the Existing Tranche that it has elected to modify to constitute Extended Term Loans or Extended Revolving Commitments, as applicable. In the event that the aggregate amount of Term Loans or Revolving Commitments of the Existing Tranche subject to Extension Elections exceeds the amount of Extended Term Loans or Extended Revolving Commitments, as applicable, requested pursuant to the Extension Request, Term Loans or Revolving Commitments subject to such Extension Elections shall be modified to constitute Extended Term Loans or Extended Revolving Commitments, as applicable, on a pro rata basis based on the amount of Term Loans or Revolving Commitments included in such Extension Elections. The Borrower shall have the right to withdraw any Extension Request upon written notice to the Administrative Agent in the event that the aggregate amount of Term Loans or Revolving Commitments of the Existing Tranche subject to such Extension Request is less than the amount of Extended Term Loans or Extended Revolving Commitments, as applicable, requested pursuant to such Election Request.

(d) Extended Term Loans or Extended Revolving Commitments, as applicable, shall be established pursuant to an amendment (an “Extension Amendment”) to this Agreement (in a form reasonably satisfactory to the Administrative Agent). Each Extension Amendment shall be executed by the Borrower, the Administrative Agent and the Extending Lenders (it being understood that such Extension Amendment shall not require the consent of any Lender other than (A) the Extending Lenders with respect to the Extended Term Loans or Extended Revolving Commitments, as applicable, established thereby, (B) with respect to any extension of the Revolving Commitments that results in an extension of any Issuing Bank’s obligations with respect to Letters of Credit, the consent of such Issuing Bank and (C) with respect to any extension of the Revolving Commitments that results in an extension of the Swing Line Lender’s obligations with respect to Swing Line Loans, the Swing Line Lender).

(e) In addition to any conditions precedent set forth in any applicable Extension Amendment, no Extension Amendment shall be effective unless no Default or Event of Default shall have occurred and be continuing at the time of such extension or after giving effect thereto.

SECTION 3. CONDITIONS PRECEDENT

3.1 Third Restatement Date. The effectiveness of this Agreement and the obligation of each Lender to make a Tranche B Term Loan, a Revolving Loan, or to issue a Letter of Credit, in each case on the Third Restatement Date are subject to the prior or concurrent satisfaction, or waiver in accordance with Section 10.5, of the following conditions:

(a) Credit Party Documents. Administrative Agent and Arrangers shall have received sufficient copies of each Credit Document executed and delivered by each applicable Credit Party for each Lender.

(b) Organizational Documents; Incumbency. Administrative Agent and Arrangers shall have received (i) a copy of each Organizational Document executed and delivered by each Credit Party, as applicable, and, to the extent applicable, certified as of a recent date by the appropriate governmental official, each dated the Third Restatement Date or a recent date prior thereto (or a certificate of a Responsible Officer certifying that the Organizational Documents previously delivered to Administrative Agent and Arranger on or about the Second Restatement Date or the Second Amendment and Restatement Joinder Date remain in full force and effect and unmodified as of the Third Restatement Date); (ii) signature and incumbency certificates of the officers of such Person executing the Credit Documents to which it is a party; (iii) resolutions of the board of directors or similar governing body of each Credit Party approving and authorizing the execution, delivery and performance of this Agreement and the other Credit Documents to which it is a party or by which it or its assets may be bound as of the Third Restatement Date, including the Amendment Agreement, certified as of the Third Restatement Date by its secretary or an assistant secretary as being in full force and effect without modification or amendment; (iv) a certificate of status, certificate of compliance or other certificate of good standing from the applicable Governmental Authority of each Credit Party’s jurisdiction of incorporation, organization, amalgamation or formation and in each jurisdiction in which it is qualified as a foreign corporation or other entity to do business, each dated a recent date prior to the Third Restatement Date; and (v) such other documents, including, without limitation, current international SRL licenses for the applicable Barbados Credit Parties, a negative certificate from the Luxembourg Trade and Companies Register with respect to the Luxembourg Guarantor, an excerpt from the Luxembourg Trade and Companies Register for the Luxembourg Guarantor and an excerpt from the applicable commercial register for the Swiss Guarantor as Administrative Agent and Arrangers may reasonably request.

(c) [Intentionally Omitted].

(d) Personal Property Collateral. Each Credit Party shall have delivered to Collateral Agent:

(i) evidence satisfactory to Collateral Agent of the compliance by each Credit Party with their obligations under the Second Amended and Restated Pledge and Security Agreement, the Canadian Pledge and Security Agreement, the Quebec Security Documents, the Barbados Security Documents, the Luxembourg Security Documents, the Swiss Security Documents and the other Collateral Documents (including their obligations to execute and deliver, file or register UCC and PPSA financing statements (or equivalent filings), as applicable, to deliver originals of securities, instruments and chattel paper and any agreements governing deposit and/or securities accounts as provided therein);

(ii) a completed supplement to the Collateral Questionnaire dated on or prior to the Third Restatement Date and executed by an Authorized Officer of each Additional Credit Party, together with all attachments contemplated thereby; and

(iii) the results of a recent bring down lien search, by a Person reasonably satisfactory to the Collateral Agent, of all effective UCC and PPSA financing statements (or equivalent filings, including Quebec Register of Personal and Moveable Real Rights filings) made with respect to any Credit Party in each jurisdiction where the Collateral Agent, acting reasonably, considers it to be necessary or desirable that such searches be conducted, together with copies of all such filings disclosed by such search and (B) UCC and PPSA financing change statements (or similar documents) duly executed or authorized by all applicable Persons for filing in all applicable jurisdictions as may be necessary to terminate any effective UCC or PPSA financing statements (or equivalent filings) disclosed in such search (other than any such financing statements in respect of Permitted Liens).

(e) Opinions of Counsel to Credit Parties. Lenders and their respective counsel shall have received originally executed copies of the favorable written opinions of:

(i) Skadden, Arps, Slate, Meagher & Flom LLP, U.S. counsel to Borrower;

(ii) Chancery Chambers, special Barbados counsel to Borrower;

(iii) Norton Rose Canada LLP, special Canadian counsel to Borrower;

(iv) Stewart McKelvey, special Nova Scotia counsel to Borrower;

(v) Fillmore Riley LLP, special Manitoba counsel to Borrower;

(vi) Clark Wilson LLP, special British Columbia counsel to Borrower; and

(vii) Baker & McKenzie, special Luxembourg and Swiss counsel to Borrower.

in each case as to such matters as Administrative Agent may reasonably request, dated as of the Third Restatement Date and otherwise in form and substance reasonably satisfactory to Administrative Agent and Arrangers (and each Credit Party hereby instructs such counsel to deliver such opinions to Agents and Lenders).

(f) Fees and Expenses. Borrower shall have paid to the Administrative Agent all fees payable on the Third Restatement Date referred to in Section 2.11(c) and shall have reimbursed the Administrative Agent and the Arrangers for their out-of-pocket expenses, including the invoiced legal fees and expenses of Cahill Gordon & Reindel LLP; Lex Caribbean; Osler, Hoskin & Harcourt LLP, Lenz & Staehelin and Elvinger, Hoss & Prussen and Mallesons Stephen Jaques.

(g) Solvency Certificate. On the Third Restatement Date, Administrative Agent and Arrangers shall have received a Solvency Certificate dated the Third Restatement Date and addressed to Administrative Agent and Lenders, and in form, scope and substance satisfactory to Administrative Agent, certifying that Borrower and its Subsidiaries that are Credit Parties are and will be Solvent on a consolidated basis.

(h) Third Restatement Date Certificate. Borrower shall have delivered to Administrative Agent and Arrangers an originally executed Third Restatement Date Certificate.

(i) Title Insurance. Administrative Agent shall have received an executed copy of an endorsement amending the name of the insured under the title insurance policy in respect of the real property secured by the Quebec Security Documents.

Each Lender, by delivering its signature page to this Agreement, shall be deemed to have acknowledged receipt of, and consented to and approved, each Credit Document and each other document required to be approved by any Agent, Requisite Lenders or Lenders, as applicable on the Third Restatement Date.

Notwithstanding anything to the contrary contained in this Agreement or the other Credit Documents, the parties hereto acknowledge and agree that (i) the delivery of any document or instrument, and the taking of any action, set forth on Schedule 5.15 hereto shall not be a condition precedent to the Third Restatement Date but shall be required to be satisfied after the Third Restatement Date in accordance with Schedule 5.15 hereto, and (ii) all conditions precedent and representations, warranties, covenants, Events of Default and other provisions contained in this Agreement and the other Credit Documents shall be deemed modified as set forth on Schedule 5.15 hereto (and to permit the taking of the actions described therein within the time periods required therein, rather than as elsewhere provided in the Credit Documents); provided that (x) to the extent any representation and warranty would not be true because the actions set forth therein were not taken on the Third Restatement Date, the respective representation and warranty shall be required to be true and correct in all material respects at the time the respective action is taken (or was required to be taken) in accordance with the provisions of Schedule 5.15 and (y) all representations and warranties relating to the Collateral Documents set forth in Schedule 5.15 shall be required to be true immediately after the actions required to be taken by Schedule 5.15 have been taken (or were required to be taken).

3.2 Prior Credit Dates. The obligations of (a) the Lenders (including the Swing Line Lender) to make Loans and (b) Issuing ~~Bank~~Banks to issue Letters of Credit on the Original Closing Date, the First Restatement Date and the Second Restatement Date was subject to the satisfaction of all of the conditions precedent set forth in Section 3.1 of the Original Credit Agreement, the First Amended and Restated Credit Agreement, and the Second Amended and Restated Credit Agreement, respectively.

3.3 Conditions to Each Credit Extension.

(a) Conditions Precedent. The obligation of each Lender to make any Loan, or any Issuing Bank to issue, amend, modify, renew or extend any Letter of Credit, on any Credit Date, on or after the Third Restatement Date, are subject to the satisfaction, or waiver in accordance with Section 10.5, of the following conditions precedent:

(i) Administrative Agent shall have received a fully executed and delivered Funding Notice or Issuance Notice, as the case may be;

(ii) after making the Credit Extensions requested on such Credit Date, the Total Utilization of Revolving Commitments shall not exceed the Revolving Commitments then in effect;

(iii) as of such Credit Date, the representations and warranties contained herein and in the other Credit Documents, in each case, shall be true and correct in all material respects on and as of that Credit Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof;

(iv) no event shall have occurred and be continuing or would result from the consummation of the applicable Credit Extension that would constitute an Event of Default or a Default; and

(v) on or before the date of issuance, amendment, modification, renewal or extension of any Letter of Credit, Administrative Agent and the applicable Issuing Bank shall have received all other information required by the applicable Letter of Credit application, and such other documents or information as such Issuing Bank may reasonably require in connection with the issuance amendment, modification, renewal or extension of such Letter of Credit.

(b) Notices. Any Notice shall be executed by an Authorized Officer in a writing delivered to Administrative Agent. In lieu of delivering a Notice, Borrower may give Administrative Agent telephonic notice by the required time of any proposed borrowing, conversion/continuation or issuance of a Letter of Credit, as the case may be; provided that each such telephonic notice shall be promptly confirmed in writing by delivery of the applicable Notice to Administrative Agent on or before the close of business on the date that the telephonic notice is given. In the event of a discrepancy between the telephonic notice and the written Notice, the written Notice shall govern. In the case of any Notice that is irrevocable once given, if Borrower provides telephonic notice in lieu thereof, such telephone notice shall also be irrevocable once given. Neither Administrative Agent nor any Lender shall incur any liability to Borrower in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized on behalf of Borrower or for otherwise acting in good faith.

SECTION 4. REPRESENTATIONS AND WARRANTIES

In order to induce Agents, Lenders and Issuing ~~Bank~~Banks to enter into this Agreement and to make each Credit Extension to be made thereby, each Credit Party represents and warrants to each Agent, each Lender and Issuing Bank, on the Third Restatement Date and on each Credit Date, that the following statements are true and correct.

4.1 Organization; Requisite Power and Authority; Qualification. Except as otherwise set forth on Schedule 4.1, each of Borrower and its Subsidiaries (a) is duly organized, validly existing and, to the extent such concept is applicable in the relevant jurisdiction, in good standing under the laws of its jurisdiction of organization as identified in Schedule 4.1, (b) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Credit Documents to which it is a party and to carry out the transactions contemplated thereby, and (c) to the extent such concept is applicable in the relevant jurisdiction, is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had, and could not be reasonably expected to have, a Material Adverse Effect.

4.2 Equity Interests and Ownership. The Equity Interests of each of Borrower and its Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable. Except as set forth on Schedule 4.2, as of the date hereof, there is no existing option, warrant, call, right, commitment or other agreement to which Borrower or any of its Subsidiaries is a party requiring, and there is no membership interest or other Equity Interests of Borrower or any of its Subsidiaries outstanding which upon conversion or exchange would require, the issuance by Borrower or any of its Subsidiaries of any additional membership interests or other Equity Interests of Borrower or any of its Subsidiaries or other Securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase a membership interest or other Equity Interests of Borrower or any of its Subsidiaries. Schedule 4.2 correctly sets forth the ownership interest of Borrower and each of its Subsidiaries as of the Third Restatement Date.

4.3 Due Authorization. The execution, delivery and performance of the Credit Documents have been duly authorized by all necessary action on the part of each Credit Party that is a party thereto.

4.4 No Conflict. The execution, delivery and performance by Credit Parties of the Credit Documents to which they are parties and the consummation of the transactions contemplated by the Credit Documents do not and will not (a) violate (i) any provision of any Applicable Law, (ii) any of the Organizational Documents of Borrower or any of its Subsidiaries, or (iii) any order, judgment or decree of any court or other agency of government binding on Borrower or any of its Subsidiaries, except with respect to clauses (i) and (iii) to the extent that such violation could not reasonably be expected to have a Material Adverse Effect; (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrower or any of its Subsidiaries, except to the extent that such conflict, breach or default could not reasonably be expected to have a Material Adverse Effect; (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrower or any of its Subsidiaries (other than any Liens created under any of the Credit Documents in favor of Collateral Agent, on behalf of Secured Parties); or (d) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of Borrower or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Third Restatement Date and disclosed in writing to Lenders and except for any such approval or consent the failure of which to obtain could not reasonably be expected to have a Material Adverse Effect.

4.5 Governmental Consents. (a) The execution, delivery and performance by Credit Parties of the Credit Documents to which they are parties and the consummation of the financing contemplated by this Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority, except for filings and recordings with respect to the Collateral to be made, or otherwise delivered to Collateral Agent for filing and/or recordation, and (b) with respect to the consummation of each Acquisition, as of the date thereof, consummation of such Acquisition did not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority as of the date thereof, except for such registrations, consents, notices or other actions which were obtained or made on or before such date.

4.6 Binding Obligation. Each Credit Document has been duly executed and delivered by each Credit Party that is a party thereto and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

4.7 Historical Financial Statements. The Historical Financial Statements were prepared in conformity with GAAP and fairly present, in all material respects, the financial position, on a consolidated basis, of the Persons described in such financial statements as at the respective dates thereof and the results of operations and cash flows, on a consolidated basis, of the Persons described therein for each of the periods then ended, subject, in the case of any such unaudited financial statements, to changes resulting from audit and normal year end adjustments and the absence of footnotes. As of the Third Restatement Date, none of Borrower or any of its Subsidiaries has any contingent liability or liability for taxes, long term lease or unusual forward or long term commitment that is not reflected in the Historical Financial Statements or the notes thereto and which in any such case is material in relation to the business, operations, properties, assets or condition (financial or otherwise) of Borrower and its Subsidiaries taken as a whole.

4.8 Projections. On and as of the Third Restatement Date, the Projections of Borrower and its Subsidiaries for the period of Fiscal Year 2012 through and including Fiscal Year 2016 provided to Lenders or prospective Lenders in writing on or prior to the Third Restatement Date (the “Projections”) are based on good faith estimates and assumptions made by the management of Borrower; provided that the Projections are not to be viewed as facts and that actual results during the period or periods covered by the Projections may differ from such Projections and that the differences may be material.

4.9 No Material Adverse Change. Since January 1, 2011, no event, circumstance or change has occurred that has caused or evidences, or could reasonably be expected to have, either in any case or in the aggregate, a Material Adverse Effect.

4.10 Adverse Proceedings, etc. There are no Adverse Proceedings, individually or in the aggregate, that could reasonably be expected to have a Material Adverse Effect. None of Borrower or any of its Subsidiaries (a) is in violation of any Applicable Laws (including Environmental Laws) that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or (b) is subject to or in default with respect to any Governmental Authority or any final judgments, writs, injunctions, decrees, rules or regulations of any Governmental Authority, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

4.11 Payment of Taxes. Except for any failure that would not be reasonably expected to, individually or in the aggregate, result in a Material Adverse Effect:

(a) all Tax returns and reports of Borrower and each of its Subsidiaries required to be filed by any of them have been timely filed, and all Taxes (whether or not shown on such Tax returns) of Borrower and each of its Subsidiaries and upon their respective properties, assets, income, businesses and franchises (including in the capacity of a withholding agent) which are due and payable have been timely paid (except for Taxes that are being contested in accordance with the terms of Section 5.3) and adequate accruals and reserves have been made in accordance with GAAP for Taxes of Borrower and each of its Subsidiaries in that are not due and payable; and

(b) there is no current, or, to the knowledge of Borrower or its Subsidiaries, proposed or pending audit, examination, Tax assessment, claims or proceedings against Borrower or any of its Subsidiaries which is not being actively contested by Borrower or such Subsidiary in good faith and by appropriate proceedings and for which adequate reserves have been made in accordance with GAAP by Borrower or any of its Subsidiaries, as applicable.

4.12 Properties.

(a) Title. Each of Borrower and its Subsidiaries has (i) good, sufficient and legal and beneficial title to (in the case of fee interests in real property), (ii) valid leasehold interests in (in the case of leasehold interests in real or personal property), (iii) valid licensed rights in (in the case of licensed interests in intellectual property) and (iv) good title to (in the case of all other personal property), all of their respective properties and assets material to its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes. Except as permitted by this Agreement, all such properties and assets are free and clear of Liens.

(b) Real Estate. As of the Third Restatement Date, Schedule 4.12 contains a true, accurate and complete list of (i) all Real Estate Assets, and (ii) all leases, subleases, licenses or assignments of leases, subleases, licenses or other agreements (together with all amendments, modifications, supplements, renewals or extensions of any thereof) affecting each Real Estate Asset of any Credit Party, regardless of whether such Credit Party is the landlord (licensor) or tenant (licensee) (whether directly or as an assignee or successor in interest) under such lease, sublease, license, assignment or other agreement. Each agreement listed in clause (ii) of the immediately preceding sentence is in full force and effect and Borrower does not have knowledge of any default that has occurred and is continuing thereunder, except to the extent that the failure to be in full force and effect or the occurrence and continuance of a default, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, and each such agreement constitutes the legally valid and binding obligation of each applicable Credit Party, enforceable against such Credit Party in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles. To the knowledge of the Credit Parties, none of the buildings or other structures located on any Real Estate Asset encroaches upon any land not owned or leased by a Credit Party (except in a manner that constitutes a Permitted Lien), and there are no restrictive covenants or statutes, regulations, orders or other laws which restrict or prohibit the use in any material respect of any Real Estate Asset or such buildings or structures for the purposes for which they are currently used. To the knowledge of the Credit Parties, there are no expropriation or similar proceedings, actual or threatened, against any Real Estate Asset or any part thereof.

(c) Intellectual Property. Each Credit Party possesses or has, by valid and enforceable license, ownership or the right to use all Intellectual Property used in the conduct of its business and, to each Credit Party’s knowledge, has the right to use such Intellectual Property without violation or infringement of any rights of others with respect thereto.

4.13 Environmental Matters. None of Borrower or any of its Subsidiaries or any of their respective Facilities or operations are subject to any actual or, to Borrower’s knowledge, as applicable, threatened, order, consent decree or settlement agreement with any Person pursuant to any Environmental Law or relating to any Environmental Claim or any Release or threat of Release of Hazardous Materials, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of Borrower or any of its Subsidiaries has received any written notice of non-compliance with any Environmental Law, letter or request for information under Section 104 of the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. § 9604) or any comparable state law, except as, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Each Facility is free from the presence of Hazardous Materials, except for such materials the presence of which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. There are and, to each of Borrower’s and its Subsidiaries’ knowledge, have been no conditions, occurrences, or Release or threat of Release of Hazardous Materials that could reasonably be expected to form the basis of an Environmental Claim against Borrower or any of its Subsidiaries that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of Borrower or any of its Subsidiaries or, to any Credit Party’s knowledge, any predecessor of Borrower or any of its Subsidiaries has filed any notice under any Environmental Law indicating past or present treatment of Hazardous Materials at any Facility, except as, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, and none of Borrower’s or any of its Subsidiaries’ operations involves the generation, transportation, treatment, storage or disposal of hazardous waste, as defined under 40 C.F.R. Parts 260 or 270 or any state or other equivalent, in each case, except as, individually or in the aggregate could not reasonably be expected to result in a Material Adverse Effect. Borrower and each of its Subsidiaries, Facilities and operations are in compliance with applicable Environmental Laws, in each case, except as, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

4.14 No Defaults. None of Borrower or any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its Contractual Obligations, and no condition exists which, with the giving of notice or the lapse of time or both, could constitute such a default, except where the consequences, direct or indirect, of such default or defaults, if any, could not reasonably be expected to have a Material Adverse Effect.

4.15 Governmental Regulation. Borrower and its Subsidiaries are not subject to regulation under the Investment Company Act of 1940 or any other Applicable Law or Governmental Authorization that restricts or limits their ability to incur Indebtedness or to perform or satisfy the Obligations.

4.16 Federal Reserve Regulations.

(a) None of Borrower or any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

(b) No portion of the proceeds of any Credit Extension shall be used in any manner, whether directly or indirectly, that causes or could reasonably be expected to cause, such Credit Extension or the application of such proceeds to violate Regulation T, Regulation U or Regulation X of the Board of Governors or any other regulation thereof.

4.17 Employee Matters. None of Borrower or any of its Subsidiaries is engaged in any unfair labor practice or other labor proceeding (including certification) or complaint that could reasonably be expected to have a Material Adverse Effect. Except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, there is (a) no unfair labor practice complaint pending against Borrower or any of its

Subsidiaries or, to the knowledge of Borrower, threatened against any of them before the National Labor Relations Board or a labor board of any other jurisdiction, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement pending against Borrower or any of its Subsidiaries or, to the knowledge of Borrower, threatened against any of them, and none of Borrower or any of its Subsidiaries is in violation of any collective bargaining agreement, (b) no strike or work stoppage in existence or, to the knowledge of Borrower, threatened involving Borrower or any of its Subsidiaries and (c) to the knowledge of Borrower, no union representation question existing with respect to the employees of Borrower or any of its Subsidiaries and, to the knowledge of Borrower, no union organization activity is taking place with respect to the employees of Borrower or any of its Subsidiaries. Except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, all payments due from any Canadian Credit Party for employee health and welfare insurance have been paid or accrued as a liability on the books of such Canadian Credit Party and such Canadian Credit Party has withheld and remitted all employee withholdings to be withheld or remitted by it and has made all employer contributions to be made by it, in each case, pursuant to applicable law on account of the Canada Pension Plan maintained by the Government of Canada, employment insurance, employee income taxes, and any other required payroll deduction.

4.18 Employee Benefit Plans. Except as could not reasonably be expected to have a Material Adverse Effect, (a) Borrower, each of its Subsidiaries and each of their respective ERISA Affiliates are in compliance with all applicable provisions and requirements of ERISA and the Internal Revenue Code and the regulations and published interpretations thereunder with respect to each Employee Benefit Plan, and have performed all their obligations under each Employee Benefit Plan, (b) each Employee Benefit Plan which is intended to qualify under Section 401(a) of the Internal Revenue Code has received a favorable determination letter from the Internal Revenue Service indicating that such Employee Benefit Plan is so qualified and, to the knowledge of Borrower, nothing has occurred subsequent to the issuance of such determination letter which would cause such Employee Benefit Plan to lose its qualified status, (c) no liability to the PBGC (other than required premium payments), the Internal Revenue Service, any Employee Benefit Plan or any trust established under Title IV of ERISA has been or is expected to be incurred by Borrower, any of its Subsidiaries or any of their ERISA Affiliates, (d) no ERISA Event has occurred or is reasonably expected to occur and (e) except to the extent required under Section 4980B of the Internal Revenue Code or similar state laws, no Employee Benefit Plan provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates. The present value of the aggregate benefit liabilities under each Pension Plan sponsored, maintained or contributed to by Borrower, any of its Subsidiaries or any of their ERISA Affiliates (determined as of the end of the most recent plan year on the basis of the actuarial assumptions specified for funding purposes in the most recent actuarial valuation for such Pension Plan), did not exceed the then-current aggregate value of the assets of such Pension Plan by more than $150,000,000. As of the most recent valuation date for each Multiemployer Plan for which the actuarial report is available, the potential liability of Borrower, its Subsidiaries and their respective ERISA Affiliates for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 of ERISA), when aggregated with such potential liability for a complete withdrawal from all Multiemployer Plans, based on information available pursuant to Section 4221(e) of ERISA, is not more than $150,000,000. Except as could not reasonably be expected to have a Material Adverse Effect, Borrower, each of its Subsidiaries and each of their ERISA Affiliates have complied with the requirements of Section 515 of ERISA with respect to each Multiemployer Plan and are not in “default” (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan.

4.19 Canadian Employee Benefit Plans.

(a) Except as could not reasonably be expected to have a Material Adverse Effect and except as set forth on Schedule 4.18, the Canadian Employee Benefit Plans are, and have been, established, registered, amended, funded, invested and administered in compliance with the terms of such Canadian Employee Benefit Plans (including the terms of any documents in respect of such Canadian Employee Benefit Plans), all Applicable Laws and any applicable collective agreements. There is no investigation by a Governmental Authority or claim (other than routine claims for payment of benefits) pending or, to the knowledge of a Canadian Credit Party, threatened involving any Canadian Employee Benefit Plan or its assets, and no facts exist which could reasonably be expected to give rise to any such investigation or claim (other than routine claims for payment of benefits) which if determined adversely, could reasonably be expected to have a Material Adverse Effect.

(b) All employer and employee payments, contributions and premiums required to be remitted, paid to or in respect of each Canadian Pension Plan have been paid or remitted in accordance with its terms and all applicable laws.

(c) No Canadian Pension Plan Termination Events have occurred that individually or in the aggregate, would result in a Canadian Credit Party owing an amount that could reasonably be expected to have a Material Adverse Effect.

(d) Except as set forth on Schedule 4.18, no Credit Party has any liability (contingent, matured or otherwise) in respect of a Defined Benefit Plan.

None of the Canadian Employee Benefit Plans, other than the Canadian Pension Plans, provide benefits beyond retirement or other termination of service to employees or former employees of a Canadian Credit Party, or to the beneficiaries or dependents of such employees.

4.20 Solvency. The Credit Parties are and, upon the incurrence of any Obligation by any Credit Party on any date on which this representation and warranty is made, will be, Solvent, on a consolidated basis.

4.21 Compliance with Statutes, etc. Each of Borrower and its Subsidiaries is in compliance with all Applicable Laws imposed by all Governmental Authorities, in respect of the conduct of its business and the ownership of its property (including compliance with all applicable Environmental Laws with respect to any Real Estate Asset or governing its business and the requirements of any permits issued under such Environmental Laws with respect to any such Real Estate Asset or the operations of Borrower or any of its Subsidiaries as currently operated or conducted), except such non-compliance that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

4.22 Disclosure. None of the reports, certificates or written statements furnished to Lenders by or on behalf of Borrower or any of its Subsidiaries for use in connection with the Transactions, other than projections and information of a general economic or general industry nature, contains any untrue statement of a material fact or omits to state a material fact (known to Borrower, in the case of any document not furnished by either of them) necessary in order to make the statements contained herein or therein not misleading as of the date made, in light of the circumstances in which the same were made. Any projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by Borrower to be reasonable at the time made, it being recognized by Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results and such differences may be material. There are no facts known (or which should upon the reasonable exercise of diligence be known) to Borrower (other than matters of a general economic nature) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect and that have not been disclosed herein or other documents, certificates and statements furnished to Lenders for use in connection with the Transactions.

4.23 Creation, Perfection, etc. Except as otherwise contemplated hereby or under any other Credit Document, including without limitation in Section 3 hereof, all filings and other actions necessary to perfect the Liens on the Collateral created under, and in the manner contemplated by, the Collateral Documents have been duly made or taken or otherwise provided for (to the extent required hereby or by the applicable Collateral Documents), and, to the extent not previously executed and delivered, when executed and delivered, the Collateral Documents will create in favor of Collateral Agent for the benefit of the Secured Parties, or in favor of the Secured Parties, a valid and, together with such filings and other actions (to the extent required hereby or by the applicable Collateral Documents), perfected First Priority Lien on the Collateral, securing the payment of the Obligations.

4.24 OFAC Matters. None of Borrower, any of its Subsidiaries or, to the knowledge of Borrower, any director, officer, agent, employee or affiliate of Borrower or any of its Subsidiaries is currently the subject of any Sanctions; and Borrower and its Subsidiaries will not, directly or indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person or entity, for the purpose of financing the activities of any Person, or in any country or territory that, at the time of such financing, is the subject of any Sanctions.

4.25 Anti-Corruption Laws and Sanctions. The Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Borrower, its Subsidiaries and to the knowledge of the Borrower, its officers, directors, employees and agents are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects and are not knowingly engaged in any activity that would reasonably be expected to result in the Borrower being designated as a Sanctioned Person. None of (a) the Borrower, any Subsidiary or to the knowledge of the Borrower or such Subsidiary, any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing or Letter of Credit, use of proceeds or other transaction contemplated by this Agreement will violate any Anti-Corruption Law or applicable Sanctions.

SECTION 5. AFFIRMATIVE COVENANTS

Each Credit Party covenants and agrees that so long as any Commitment is in effect and until payment in full of all principal of and interest on each Loan and all fees, expenses and other amounts (other than contingent amounts not yet due) payable under any Credit Document and cancellation or expiration of all Letters of Credit, each Credit Party shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 5.

5.1 Financial Statements and Other Reports. Borrower will deliver to Administrative Agent on behalf of each Lender:

(a) Quarterly Financial Statements. Within 45 days after the end of each Fiscal Quarter of each Fiscal Year (other than the fourth Fiscal Quarter of any such Fiscal Year), commencing with the Fiscal Quarter ending September 30, 2011, the consolidated balance sheets of Borrower and its Subsidiaries as at the end of such Fiscal Quarter and the related consolidated statements of income and cash flows of Borrower and its Subsidiaries for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year, commencing with the first Fiscal Quarter for which such corresponding figures are available, all in reasonable detail, together with a Financial Officer Certification and a Narrative Report with respect thereto;

(b) Annual Financial Statements. Within 90 days after the end of each Fiscal Year, commencing with the Fiscal Year ending December 31, 2011, (i) the consolidated balance sheets of Borrower and its Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of income, stockholders’ equity and cash flows of Borrower and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year commencing with the first Fiscal Year for which such corresponding figures are available, all in reasonable detail, together with a Financial Officer Certification and a Narrative Report with respect thereto; and (ii) with respect to such consolidated financial statements a report thereon by an independent certified public accountant (or accountants) of recognized national standing selected by Borrower, and reasonably satisfactory to Administrative Agent (which report and/or the accompanying financial statements shall be unqualified as to going concern and scope of audit, and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of Borrower and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards) together with a written statement by such independent certified public accountants stating (1) that their audit examination has included a review of the terms of Section 6.7 of this Agreement and the related definitions, (2) whether, in connection therewith, any condition or event that constitutes a Default or an Event of Default under Section 6.7 has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof, and (3) that nothing has come to their attention that causes them to believe that the information contained in any Compliance Certificate is not correct or that the matters set forth in such Compliance Certificate are not stated in accordance with the terms hereof (which statement may be limited to the extent required by accounting rules or guidelines);

(c) Compliance Certificate. Together with each delivery of financial statements of Borrower and its Subsidiaries pursuant to Sections 5.1(a) and 5.1(b), a duly executed and completed Compliance Certificate; provided that after the Amendment No. 14 Effective Date, the Borrower shall have 30 days to submit a new Compliance Certificate for the fiscal year ended December 31, 2016 reflecting the changes to the definition of “Consolidated Adjusted EBITDA” implemented by Amendment No. 14, which Compliance Certificate shall supersede any such certificate previously delivered to the Administrative Agent;

(d) Statements of Reconciliation after Change in Accounting Principles. If, as a result of any change in accounting principles and policies from those used in the preparation of the Historical Financial Statements, the consolidated financial statements of Borrower and its Subsidiaries delivered pursuant to Section 5.1(a) or 5.1(b) will differ in any material respect from the consolidated financial statements that would have been delivered pursuant to such subdivisions had no such change in accounting principles and policies been made, then, together with the first delivery of such financial statements after such change, one or more statements of reconciliation for all such prior financial statements in form and substance reasonably satisfactory to Administrative Agent;

(e) Notice of Default. Promptly upon any Responsible Officer of Borrower obtaining knowledge (i) of any condition or event that constitutes a Default or an Event of Default or that notice has been given to Borrower with respect thereto; (ii) that any Person has given any notice to Borrower or any of its Subsidiaries or taken any other action with respect to any event or condition set forth in Section 8.1(b); or (iii) of the occurrence of any event or change that has caused or evidences or could reasonably be expected to result in, either individually or in the aggregate, a Material Adverse Effect, a certificate of an Authorized Officer specifying the nature and period of existence of such condition, event or change, or specifying the notice given and action taken by any such Person and the nature of such claimed Event of Default, Default, default, event or condition, and what action Borrower has taken, is taking and proposes to take with respect thereto;

(f) Notice of Litigation. Promptly upon any Responsible Officer of Borrower obtaining knowledge of any actual or threatened (i) Adverse Proceeding not previously disclosed in writing by Borrower to Lenders, or (ii) development in any Adverse Proceeding that, in the case of either clause (i) or (ii), if adversely determined could be reasonably expected to result in a Material Adverse Effect, or seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the Transactions, written notice thereof together with such other information as may be reasonably available to Borrower to enable Lenders and their counsel to evaluate such matters;

(g) ERISA. (i) Promptly upon any Responsible Officer of Borrower obtaining knowledge of the occurrence of or forthcoming occurrence of any ERISA Event, a written notice specifying the nature thereof, what action Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto; and (ii) with reasonable promptness, copies of (1) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates with the Internal Revenue Service with respect to each Pension Plan; (2) all notices received by Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates from a Multiemployer Plan sponsor concerning an ERISA Event; and (3) copies of such other documents or governmental reports or filings relating to any Employee Benefit Plan as Administrative Agent shall reasonably request;

(h) Canadian Employee Benefit Plans. Promptly upon any Responsible Officer of Borrower obtaining knowledge of: (1) a Canadian Pension Plan Termination Event; (2) the failure to make a required contribution to or payment under any Canadian Pension Plan when due; (3) the occurrence of any event which is reasonably likely to result in a Canadian Credit Party incurring any liability, fine or penalty with respect to any Canadian Employee Benefit Plan that could reasonably be expected to result in a Material Adverse Effect; (4) the establishment of any material new Canadian Employee Benefit Plans or (5) any change to an existing Canadian Employee Benefit Plan that could reasonably be expected to result in a Material Adverse Effect; in the notice to the Administrative Agent of the foregoing, copies of all documentation relating thereto as Administrative Agent shall reasonably request shall be provided;

(i) Financial Plan. As soon as practicable and in any event no later than 60 days subsequent to the beginning of each Fiscal Year (beginning with the Fiscal Year ending December 31, 2012), a consolidated plan and financial forecast for such Fiscal Year and each Fiscal Year (or portion thereof) through the final maturity date of the Loans (a “Financial Plan”), including forecasted consolidated statements of income of Borrower for each Fiscal Quarter of such Fiscal Year (it being understood that the forecasted financial information is not to be viewed as facts and that actual results during the period or periods covered by the Financial Plan may differ from such forecasted financial information and that such differences may be material);

(j) Insurance Report. As soon as practicable and in any event within 60 days after the last day of each Fiscal Year, a certificate from Borrower’s insurance broker in form and substance satisfactory to Administrative Agent outlining all material insurance coverage maintained as of the date of such certificate by Borrower and its Subsidiaries;

(k) Information Regarding Collateral. Borrower will furnish to Collateral Agent prompt (and in any event within 30 days of such change) written notice of any change (i) in any Credit Party’s legal name, (ii) in any Credit Party’s identity or corporate structure, (iii) in any Credit Party’s jurisdiction of organization or of the jurisdiction in which its chief executive office is located or (iv) in any Credit Party’s Federal Taxpayer Identification Number or state organizational identification number. Borrower agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code, the PPSA or similar laws of jurisdictions in which Credit Parties are organized or otherwise that are required in order for Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral as contemplated in the Collateral Documents. Borrower also agrees promptly to notify Collateral Agent if any material portion of the Collateral is damaged or destroyed;

(l) Annual Collateral Verification. Each year, at the time of delivery of annual financial statements with respect to the preceding Fiscal Year pursuant to Section 5.1(b), Borrower shall deliver to Collateral Agent a certificate of an Authorized Officer (i) either confirming that there has been no change in the information required by the Collateral Questionnaire since the date of the most recently delivered Collateral Questionnaire or the date of the most recent certificate delivered pursuant to this Section and/or identifying such changes and (ii) certifying that all Uniform Commercial Code and PPSA financing statements (including fixtures filings, as applicable) and all supplemental Intellectual Property Security Agreements or other appropriate filings, recordings or registrations, have been filed or recorded in each governmental, municipal or other appropriate office in each jurisdiction identified in the Collateral Questionnaire or pursuant to clause (i) above to the extent necessary to effect, protect and perfect the security interests under the Collateral Documents for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period);

(m) Other Information. (A) Promptly upon their becoming publicly available, copies (or e-mail notice) of (i) all financial statements, reports, notices and proxy statements sent or made available generally by Borrower to its security holders acting in such capacity or by any Subsidiary of Borrower to its security holders other than Borrower or another Subsidiary of Borrower, (ii) all regular and periodic reports and all registration statements and prospectuses, if any, filed by Borrower or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission, the Ontario Securities Commission or any other Governmental Authority and (iii) all press releases and other statements made available generally by Borrower or any of its Subsidiaries to the public concerning material developments in the business of Borrower or any of its Subsidiaries, and (B) such other information and data with respect to the operations, business affairs and financial condition of Borrower or any of its Subsidiaries as from time to time may be reasonably requested by Administrative Agent or any Lender;

(n) Certification of Public Information. Borrower and each Lender acknowledge that certain of the Lenders may be Public Lenders and, if documents or notices required to be delivered pursuant to this Section 5.1 or otherwise are being distributed through IntraLinks, SyndTrak or another relevant website or other information platform (the “Platform”), any document or notice that Borrower has indicated contains Non-Public Information shall not be posted on that portion of the Platform designated for such Public Lenders. Borrower agrees to clearly designate all information provided to Administrative Agent by or on behalf of Borrower which is suitable to make available to Public Lenders. If Borrower has not indicated whether a document or notice delivered pursuant to this Section 5.1 contains Non-Public Information, Administrative Agent reserves the right to post such document or notice solely on that portion of the Platform designated for Lenders who wish to receive material non-public information with respect to Borrower, its Subsidiaries and their respective Securities; and

(o) Environmental Reports and Audits. As soon as practicable following receipt thereof, copies of all environmental audits and written reports with respect to environmental matters at any Facility or that relate to any environmental liabilities of any Credit Party, in each case that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

(p) General. Any financial statement, report, notice, proxy statement, registration statement, prospectus or other document required to be delivered pursuant to this Section 5.1 shall be delivered in accordance with Section 10.1 and shall be deemed to have been delivered on the date on which such financial statement, report, notice, proxy statement, registration statement, prospectus or other document is posted on the SEC’s website on the Internet at www.sec.gov and, in each case, such financial statement, report, notice, proxy statement, registration statement, prospectus or other document is readily accessible to the Administrative Agent on such date; provided that Borrower shall give notice of any such posting to Administrative Agent (who shall then give notice of any such posting to the Lenders). Furthermore, if any financial statement, certificate or other information required to be delivered pursuant to this Section 5.1 shall be required to be delivered on any date that is not a Business Day, such financial statement, certificate or other information may be delivered to Administrative Agent on the next succeeding Business Day after such date.

5.2 Existence. Except as otherwise permitted under Section 6.8, each Credit Party will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect its existence and all rights and franchises, licenses and permits material to its business; provided that no Credit Party (other than Borrower with respect to existence) or any of its Subsidiaries shall be required to preserve any such existence, right or franchise, licenses and permits if such Person’s board of directors (or similar governing body) shall determine that the preservation thereof is no longer desirable in the conduct of the business of such Person, and that the loss thereof is not disadvantageous in any material respect to such Person or to Lenders.

5.3 Payment of Taxes and Claims. Except for failures that, individually and in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, each Credit Party will, and will cause each of its Subsidiaries to, pay all Taxes imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty or fine accrues thereon, and all claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided, no such Tax or claim need be paid if it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as (a) adequate reserve or other appropriate provision, as shall be required in conformity with GAAP shall have been made therefor, and (b) in the case of a Tax or claim which has or may become a Lien against any of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral to satisfy such Tax or claim. No Credit Party will, nor will it permit any of its Subsidiaries to, file or consent to the filing of any consolidated income tax return with any Person (other than Borrower or any of its Subsidiaries).

5.4 Maintenance of Properties. Each Credit Party will, and will cause each of its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all material properties used or useful in the business of Borrower and its Subsidiaries.

5.5 Insurance. Borrower and its Subsidiaries will maintain or cause to be maintained, with financially sound and reputable insurers, such public liability insurance, property damage insurance and business interruption insurance with respect to liabilities, losses or damage in respect of the assets, properties and businesses of Borrower and its Subsidiaries as is customarily carried or maintained under similar circumstances by Persons of established reputation engaged in similar businesses in the same or similar locations, in each case in such amounts (giving effect to self-insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for such Persons. Without limiting the generality of the foregoing, Borrower will maintain or cause to be maintained (a) flood insurance with respect to each Flood Hazard Property that is located in a community that participates in the National Flood Insurance Program, in each case in compliance with any applicable regulations of the Board of Governors of the Federal Reserve System, and (b) replacement value property damage insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts, with such deductibles, and covering such risks as are carried or maintained under similar circumstances by Persons of established reputation engaged in similar businesses in the same or similar locations. Each such policy of insurance shall (i) name Collateral Agent, on behalf of the Secured Parties, as an additional insured thereunder as its interests may appear and (ii) in the case of each property damage insurance policy, contain a loss payable clause or endorsement, reasonably satisfactory in form and substance to Collateral Agent, that names Collateral Agent, on behalf of the Secured Parties, as the loss payee thereunder and provides for at least thirty days’ prior written notice to Collateral Agent of any modification or cancellation of such policy; provided that the provisions of the foregoing sentence shall not apply to any policy of insurance maintained solely for the purpose of compliance with Applicable Law to the extent that the assets, properties and businesses that are the subject of such policy are separately the subject of an insurance policy with respect to which Borrower shall have satisfied the provision of the foregoing sentence.

5.6 Books and Records; Inspections. Each Credit Party will, and will cause each of its Subsidiaries to, keep proper books of record and accounts in which full, true and correct entries in conformity in all material respects with GAAP shall be made of all dealings and transactions in relation to its business and activities. Each Credit Party will, and will cause each of its Subsidiaries to, permit any authorized representatives designated by any Lender to visit and inspect any of the properties of any Credit Party and any of its respective Subsidiaries, to inspect, copy and take extracts from its and their financial and accounting records, and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants, all upon reasonable notice and at such reasonable times during normal business hours and as often as may reasonably be requested; provided that, excluding any such visits and inspections during the continuation of an Event of Default, only the Administrative Agent on behalf of the Lenders may exercise rights under this Section 5.6 and the Administrative Agent shall not exercise such rights more often than once during any calendar year absent the existence of an Event of Default. Notwithstanding anything to the contrary in this Section 5.6 or any other Credit Document, none of Borrower or any of its Subsidiaries shall be required to disclose, permit the inspection, examination or making of copies or taking of extracts of, or discussion of, any document, information or other matter (a) that constitutes non-financial trade secrets or non-financial proprietary information, (b) in respect of which disclosure to Administrative Agent or any Lender (or any of their respective representatives) is prohibited by any Applicable Law or any binding contractual agreement or (c) is subject to attorney-client or similar privilege or constitutes attorney work product.

5.7 Lenders Meetings. Borrower will, upon the request of Administrative Agent or Requisite Lenders, participate in a meeting of Administrative Agent and Lenders once during each Fiscal Year to be held at Borrower’s corporate offices (or at such other location as may be agreed to by Borrower and Administrative Agent) at such time as may be agreed to by Borrower and Administrative Agent.

5.8 Compliance with Laws. Each Credit Party will comply, and shall cause each of its Subsidiaries to comply, with the requirements of all Applicable Law, rules, regulations and orders of any Governmental Authority (including all Environmental Laws), non-compliance with which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.

5.9 Environmental.

(a) Environmental Disclosure. Borrower will deliver to Administrative Agent and Lenders:

(i) as soon as practicable following receipt thereof, copies of all written reports of environmental audits, investigations or analyses of any kind or character, whether prepared by personnel of Borrower or any of its Subsidiaries or, to the extent in Borrower’s or any of its Subsidiaries’ possession or control, by independent consultants, Governmental Authorities or any other Persons, with respect to significant environmental matters at any Facility or with respect to any Environmental Claims that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect;

(ii) promptly upon the occurrence thereof, written notice describing in reasonable detail (1) any Release required to be reported to any Governmental Authority under any applicable Environmental Laws that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, (2) any response or remedial action taken by Borrower or any other Person as a result of (A) any Hazardous Materials at a Facility the existence of which could reasonably be expected to result in one or more Environmental Claims having, individually or in the aggregate, a Material Adverse Effect, or (B) any Environmental Claims that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, (3) Borrower’s discovery of any occurrences or conditions at any Facility that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, and (4) Borrower’s discovery of any occurrence or condition on any real property adjoining or in the vicinity of any Facility that could cause such Facility or any part thereof to be subject to any material restrictions on the ownership, occupancy, transferability or use thereof under any Environmental Laws that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect;

(iii) as soon as practicable following the sending or receipt thereof by Borrower or any of its Subsidiaries, a copy of any and all written communications to or from any Governmental Authority or third party claimant or their representatives with respect to any Environmental Claims that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect;

(iv) prompt written notice describing in reasonable detail (1) any proposed acquisition of stock, assets, or property by Borrower or any of its Subsidiaries that could reasonably be expected to (A) expose Borrower or any of its Subsidiaries to, or result in, Environmental Claims that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (B) adversely affect the ability of Borrower or any of its Subsidiaries to maintain in full force and effect Governmental Authorizations required under any Environmental Laws for their respective operations, the absence of which could reasonably be expected to result in a Material Adverse Effect and (2) any proposed action to be taken by Borrower or any of its Subsidiaries to modify current operations in a manner that could reasonably be expected to subject Borrower or any of its Subsidiaries to any additional obligations or requirements under any Environmental Laws, to the extent any such obligation or requirement could reasonably be expected to result in a Material Adverse Effect; and

(v) with reasonable promptness, such other documents and information as from time to time may be reasonably requested by Administrative Agent in relation to any matters disclosed pursuant to this Section 5.9(a).

(b) Environmental Matters. Each Credit Party shall promptly take, and shall cause each of its Subsidiaries promptly to take, any and all actions necessary to (i) cure any violation of applicable Environmental Laws by such Credit Party or its Subsidiaries that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and (ii) make an appropriate response to any Environmental Claim against such Credit Party or any of its Subsidiaries and discharge any obligations it may have to any Person thereunder where failure to do so could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, except in each case to the extent such Credit Party or Subsidiary is contesting such violation, Environmental Claim or obligation in good faith and by proper proceedings and appropriate reserves are being maintained in accordance with GAAP.

5.10 Subsidiaries.

(1) In the event that any Person becomes a Domestic Subsidiary of Borrower (including with respect to any Subsidiary Redesignation resulting in an Unrestricted Subsidiary becoming a Subsidiary) (other than a Subsidiary that is, or would be, an Excluded Subsidiary), Borrower shall: (I) promptly cause such Domestic Subsidiary to become a Guarantor hereunder and a Grantor under the Second Amended and Restated Pledge and Security Agreement by executing and delivering to Administrative Agent and Collateral Agent a Counterpart Agreement and a Pledge Supplement (as defined in the Second Amended and Restated Pledge and Security Agreement ), and (II) take all such actions and execute and deliver, or cause to be executed and delivered, all such documents, instruments, agreements, and certificates as are similar to those described in Sections 3.1(b), 3.1(f), 3.1(h) and 3.1(i) of the Original Credit Agreement.

(2) In the event that any Person becomes a Foreign Subsidiary of VPI (including with respect to any Subsidiary Redesignation resulting in an Unrestricted Subsidiary becoming a Subsidiary) (other than a Subsidiary that is, or would be, an Excluded Subsidiary), and the ownership interests of such Foreign Subsidiary are directly owned by VPI or by any Guarantor that is a Domestic Subsidiary thereof, Borrower shall, or shall cause such Domestic Subsidiary to: (I) deliver all such documents, instruments, agreements, and certificates as are similar to those described in Section 3.1(b), and (II) take all of the actions referred to in Section 3.1(d)(i) necessary to grant and to perfect a First Priority Lien in favor of Collateral Agent, for the benefit of Secured Parties, under the Second Amended and Restated Pledge and Security Agreement (subject to the limitations set forth therein) in 65% of such ownership interests that is voting stock and 100% of such ownership interest that is not voting stock.

(3) In the event that any Person becomes a Foreign Subsidiary of Borrower (but not a Subsidiary of VPI) (including with respect to any Subsidiary Redesignation resulting in an Unrestricted Subsidiary becoming a Subsidiary) (other than a Subsidiary that is, or would be, an Excluded Subsidiary), Borrower shall: (I) promptly cause such Subsidiary to become a Guarantor (and to deliver (x) a Canadian Guarantee in respect of any such Foreign Subsidiary that is a Canadian Credit Party satisfying clause (i) of the definition thereof, (y) a Barbados Guarantee in respect of any such Foreign Subsidiary that is a Barbados Credit Party and (z) a Counterpart Agreement in form and substance sufficient to create a binding Guarantee of the Obligations by each such Foreign Subsidiary not meeting the requirements of clauses (x) and (y) above) (and to deliver (v) the Luxembourg Security Documents in respect of any such Foreign Subsidiary that is a Luxembourg Guarantor, (w) the Swiss Security Documents, in respect of any such Foreign Subsidiary that is a Swiss Guarantor, (x) the Canadian Pledge and Security Agreement and, as applicable, Quebec Security Documents, in respect of any such Foreign Subsidiary that is a Canadian Credit Party satisfying clause (i) of the definition thereof, (y) the Barbados Security Documents in respect of any such Foreign Subsidiary that is a Barbados Credit Party and (z) such agreement or agreements under the laws of the jurisdiction of organization of such Foreign Subsidiary as are analogous to the Collateral Documents described under clauses (v), (w), (x) and (y) above), and (II) take all such actions and execute and deliver, or cause to be executed and delivered, all such documents, instruments, agreements, and certificates as are similar to those described in Sections 3.1(b), 3.1(f), 3.1(h) and 3.1(i) of the Original Credit Agreement.

(4) With respect to each such Subsidiary described in paragraph (1) through (3) of this Section 5.10, Borrower shall promptly send to Administrative Agent written notice setting forth with respect to such Person (i) the date on which such Person became a Subsidiary of Borrower, and (ii) all of the data required to be set forth in Schedules 4.1 and 4.2 with respect to all Subsidiaries of Borrower, and such written notice shall be deemed to supplement Schedules 4.1 and 4.2 for all purposes hereof.

(5) Notwithstanding anything in this Section 5.10 to the contrary, in no event shall (i) any Subsidiary that is otherwise prohibited by Applicable Law from guaranteeing the Obligations or pledging its assets in support of the Obligations be required to execute a Counterpart Agreement or any Collateral Document or take any other action set forth in paragraph (1), (2) or (3) of this Section 5.10 (including, without limitation, Biovail Insurance) and (ii) Borrower or any Guarantor be required to pledge the Equity Interests of any Subsidiary in support of the Obligations if such pledge is otherwise prohibited by Applicable Law.

(6) Notwithstanding anything in this Agreement or any other Credit Document to the contrary (including this Section 5.10 and Sections 5.11 and 5.13), no Credit Document shall require the creation or perfection of pledges of or security interests in, or the obtaining of title insurance, legal opinions or other deliverables with respect to, particular assets of the Credit Parties, if, and for so long as, Administrative Agent, in consultation with Borrower, determines in writing that the cost of creating or perfecting such pledges or security interests in such assets, or obtaining such title insurance, legal opinions or other deliverables in respect of such assets (taking into account any adverse tax consequences to Borrower and its Subsidiaries (including the imposition of withholding or other material taxes)), shall be excessive in view of the benefits to be obtained by the Secured Parties therefrom. Administrative Agent may grant extensions of time for the creation and perfection of security interests in or the obtaining of title insurance, legal opinions or other deliverables with respect to particular assets or the provision of the Guarantee (or any other guarantee in support of the Obligations) by any Subsidiary where it determines that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or the other Credit Documents.

(7) If it becomes illegal for any Lender to hold or benefit from a Lien over real or personal property pursuant to any law of the United States of America, such Lender may, in its sole discretion, notify the Administrative Agent and disclaim any benefit of such security interest to the extent of such illegality, but the election by any Lender to so disclaim the benefit of such security interest shall not invalidate or render unenforceable such Lien for the benefit of each of the other Lenders.

5.11 Additional Material Real Estate Assets. In the event that any Credit Party acquires a Material Real Estate Asset or a Real Estate Asset owned or leased on the Third Restatement Date becomes a Material Real Estate Asset and such interest has not otherwise been made subject to the Lien of the Collateral Documents in favor of Collateral Agent, for the benefit of Secured Parties, then such Credit Party shall promptly take all such actions and execute and deliver, or cause to be executed and delivered, all such mortgages, documents, instruments, agreements, opinions and certificates similar to those described in Sections 3.1(h) and 3.1(i) of the Original Credit Agreement with respect to each such Material Real Estate Asset that Collateral Agent shall reasonably request to create in favor of Collateral Agent, for the benefit of Secured Parties, a valid and, subject to any filing and/or recording referred to herein, perfected First Priority security interest in such Material Real Estate Asset. In addition to the foregoing, Borrower shall, at the request of Collateral Agent, deliver, from time to time, to Collateral Agent such appraisals as are required by Applicable Law of Material Real Estate Assets with respect to which Collateral Agent has been granted a Lien.

5.12 Interest Rate Protection. No later than ninety (90) days following the Third Restatement Date and at all times thereafter until the third anniversary of the Third Restatement Date, Borrower shall obtain and cause to be maintained protection against fluctuations in interest rates pursuant to one or more Interest Rate Agreements in form and substance reasonably satisfactory to Administrative Agent, in order to ensure that for a period of not less than three years after the Third Restatement Date, no less than 35% of the aggregate principal amount of the total Indebtedness for borrowed money of Borrower and its Subsidiaries then outstanding is either (i) subject to such Interest Rate Agreements or (ii) Indebtedness that bears interest at a fixed rate.

5.13 Further Assurances. At any time or from time to time, each Credit Party will, at its expense, promptly execute, acknowledge and deliver such further documents and do such other acts and things as Administrative Agent or Collateral Agent may reasonably request in order to effect fully the purposes of the Credit Documents. In furtherance and not in limitation of the foregoing, each Credit Party shall take such actions as Administrative Agent or Collateral Agent may reasonably request from time to time to ensure that the Obligations are guaranteed by the Guarantors and are secured by substantially all of the assets of Borrower and the other Guarantors (subject to the limitations contained herein and in the other Credit Documents).

5.14 Maintenance of Ratings. At all times, Borrower shall use commercially reasonable efforts to maintain (x) a corporate family rating issued by Moody’s and a corporate credit rating issued by S&P and (y) public ratings issued by Moody’s and S&P with respect to its senior secured debt.

5.15 Post-Closing Matters. Borrower and its Subsidiaries, as applicable, agree to execute and deliver the documents and take the actions set forth on Schedule 5.15, in each case within the time limits specified on such schedule (unless Administrative Agent, in its sole and absolute discretion, shall have agreed to any particular longer period).

5.16 Canadian Employee Benefit Plans. Each Canadian Credit Party shall:

(a) with respect to each Canadian Pension Plan, pay all contributions, premiums and payments when due in accordance with its terms and applicable law; and

(b) promptly deliver to the Administrative Agent copies of: (A) annual information returns, actuarial valuations and any other reports which have been filed with a Governmental Authority with respect to each Canadian Pension Plan; and (B) any direction, order, notice, ruling or opinion that a Canadian Credit Party may receive from a Governmental Authority with respect to any Canadian Employee Benefit Plan.

SECTION 6. NEGATIVE COVENANTS

Each Credit Party covenants and agrees that, so long as any Commitment is in effect and until payment in full of all principal of and interest on each Loan and all fees, expenses and other amounts (other than contingent amounts not yet due) payable under any Credit Document and cancellation or expiration of all Letters of Credit, such Credit Party shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 6.

6.1 Indebtedness. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness, except:

(a) the Obligations;

(b) Senior Notes in an aggregate principal amount not to exceed $4,350,000,000;

(c) Indebtedness of any Subsidiary of Borrower to Borrower or any other such Subsidiary or of Borrower to any of its Subsidiaries; provided that (i) all such Indebtedness, if owed to a Credit Party, shall be evidenced by the Intercompany Note or another promissory note and shall be subject to a First Priority Lien pursuant to the applicable Collateral Document, (ii) all such Indebtedness owing by a Credit Party to a Subsidiary that is not a Credit Party shall be unsecured and subordinated in right of payment to the payment in full of the Obligations pursuant to the terms of a subordination agreement with respect to such Indebtedness substantially in the form of Exhibit J-2 among the Credit Parties and such Subsidiaries party to such Indebtedness and (iii) in respect of any Indebtedness owing by a Subsidiary that is not a Credit Party to a Credit Party, such Indebtedness is permitted as an Investment under the proviso to Section 6.6(d);

(d) Indebtedness incurred by Borrower or any of its Subsidiaries arising from agreements providing for indemnification, adjustment of purchase price or similar obligations (including Indebtedness consisting of the deferred purchase price of property acquired in a Permitted Acquisition) or from guaranties or letters of credit, surety bonds, performance bonds or similar obligations securing the performance of Borrower or any such Subsidiary pursuant to such agreements, in connection with Permitted Acquisitions or permitted dispositions of any business, assets or Subsidiary of Borrower or any of its Subsidiaries;

(e) Indebtedness which may be deemed to exist pursuant to any guaranties, performance, surety, statutory, appeal or similar obligations incurred in the ordinary course of business;

(f) Indebtedness in respect of Permitted Treasury Arrangements and all other netting services, overdraft protections ~~and otherwise~~, treasury, depository, pooling and other cash management arrangements, including, in all cases, in connection with deposit accounts;

(g) guaranties in the ordinary course of business of the obligations of suppliers, customers, franchisees of and licensees to and of Borrower and its Subsidiaries;

(h) guaranties by Borrower of Indebtedness of a Subsidiary of Borrower or guaranties by a Subsidiary of Borrower of Indebtedness of Borrower or any other such Subsidiary, in each case with respect to Indebtedness otherwise permitted to be incurred pursuant to this Section 6.1; provided that (i) if the Indebtedness that is being guarantied is unsecured and/or subordinated to the Obligations, the guaranty thereof shall be unsecured and/or subordinated to the Obligations to the same extent and (ii) in respect of any guaranty by a Credit Party of Indebtedness of a Subsidiary that is not a Credit Party, such guaranty is permitted as an Investment under Section 6.6(d);

(i) Indebtedness described in Schedule 6.1 (other than Indebtedness described in clauses (a) or (b) of this Section 6.1);

(j) Indebtedness of Borrower or its Subsidiaries with respect to Capital Leases or purchase money Indebtedness in an aggregate principal amount at any time outstanding not to exceed the greater of (x) $50,000,000 and (y) 1.00% of Consolidated Total Assets; provided, any such Indebtedness shall be secured only by the asset acquired in connection with the incurrence of such Indebtedness;

(k) Indebtedness of a Person or Indebtedness attaching to assets of a Person that, in either case, becomes a Subsidiary of Borrower or Indebtedness attaching to assets that are acquired by Borrower or any of its Subsidiaries, in each case after the Third Restatement Date; provided that (x) on a Pro Forma Basis (including, for the avoidance of doubt, Subordinated Indebtedness) after giving effect to the incurrence of such Indebtedness (including the use of proceeds thereof), the Leverage Ratio of Borrower shall be less than or equal to 5.25 to 1.00, as of the last day of the most recently ended Fiscal Quarter for which financial statements were required to have been delivered pursuant to Section 5.1(a) or (b), (y) such Indebtedness existed at the time such Person became a Subsidiary or at the time such assets were acquired and, in each case, was not created in anticipation thereof and (z) such Indebtedness is not guaranteed in any respect by Borrower or any Subsidiary (other than by any such Person that so becomes a Subsidiary);

(l) Indebtedness representing the deferred purchase price of property (including Intellectual Property) or services, including earn-out obligations, purchase price adjustments, escrow arrangements or other arrangements representing deferred payments incurred in connection with the acquisition of equity or assets permitted or consented to hereunder;

(m) (i) Indebtedness under any Hedge Agreement (and any guarantees thereof), (ii) Indebtedness under any Cash Management Agreement (and any guarantees thereof) and (iii) Indebtedness arising under any Currency Agreement or Interest Rate Agreement (and, in each case, any guarantees thereof), including any extensions thereof and such increases, if any, as shall result when the underlying obligations of such agreements are marked to market or increased to address accrued interest on the obligation relating to such agreement; provided, that, with respect to Indebtedness under Hedge Agreements, Interest Rate Agreements or Currency Agreements (or Guarantees thereof), such Indebtedness is entered into in the ordinary course of business and not for speculative purposes;

(n) Indebtedness in respect of performance and surety bonds and completion guarantees provided by Borrower or any of its Subsidiaries;

(o) Indebtedness of Borrower or any Subsidiary as an account party in respect of trade letters of credit;

(p) other Indebtedness (including, for the avoidance of doubt, Subordinated Indebtedness) of Borrower or any Guarantor in an aggregate principal amount not to exceed $750,000,000;

(q) other Indebtedness (including, for the avoidance of doubt, Subordinated Indebtedness) of Borrower or any Guarantor; provided that on a Pro Forma Basis after giving effect to the incurrence of such Indebtedness (including the use of proceeds thereof including, without limitation, after the date of incurrence or issuance of any such Indebtedness pursuant to any escrow arrangement, delayed draw, delayed closing or similar or analogous arrangement), (x) no Default or Event of Default has occurred and is continuing or would result therefrom and (y) the Leverage Ratio of Borrower and its Subsidiaries shall be less than or equal to 5.25 to 1.00, as of the last day of the most recently ended Fiscal Quarter for which financial statements were required to have been delivered pursuant to Section 5.1(a) or (b);

(r) provided that no Default or Event of Default has occurred and is continuing or would result therefrom, the incurrence or issuance by Borrower or any Subsidiary of Borrower of Indebtedness which serves to extend, replace, refund, renew, defease or refinance any Indebtedness incurred as permitted under clause (a), (b), (i), (j), (k), (p), (q), (r), (s), (v), (w) or (x) of this Section 6.1 or any Indebtedness issued to so extend, replace, refund, renew, defease or refinance such Indebtedness, or any Indebtedness, including additional Indebtedness, incurred to pay premiums (including tender premiums), defeasance costs and fees and expenses in connection therewith (the “Refinancing Indebtedness”); provided, however, that such Refinancing Indebtedness:

(1) has a final maturity date later than the date that is 91 days after the latest Term Loan Maturity Date, and has a weighted average life to maturity that is not less than the weighted average life to maturity of the Indebtedness being extended, replaced, renewed, defeased, refunded or refinanced,

(2) to the extent such Refinancing Indebtedness extends, replaces, refunds, renews, defeases or refinances (x) Indebtedness subordinated or pari passu to the Obligations, such Refinancing Indebtedness is subordinated or pari passu to the Obligations at least to the same extent (as determined in good faith by the board of directors of Borrower) as the Indebtedness being extended, replaced, renewed, defeased, refinanced or refunded or (y) Disqualified Equity Interests such Refinancing Indebtedness must be Disqualified Equity Interests,

(3) shall have direct and contingent obligors that are the same as (or, in the case of contingent obligors, no more expansive than) the direct and contingent obligors, respectively, of the refinanced Indebtedness,

(4) shall not be secured by any assets that were not required to be used to secure the Indebtedness being extended, replaced, renewed, defeased, refunded or refinanced, and

(5) to the extent such Refinancing Indebtedness extends, replaces, refunds, renews, defeases or refinances Indebtedness incurred as permitted under clause (a) of this Section 6.1; the covenants, events of default, guarantees, collateral and other terms of such Refinancing Indebtedness (other than interest rate and redemption premiums), taken as a whole, are not more restrictive to Borrower or any of its Subsidiaries than those in this Agreement, as determined by the Borrower in good faith;

(s) Permitted Secured Notes;

(t) Indebtedness owed to any Person (including obligations in respect of letters of credit for the benefit of such Person) providing workers’ compensation, health, death, disability or other employee benefits or property, casualty or liability insurance or self-insurance, or other Indebtedness regarding workers’ compensation claims pursuant to reimbursement or indemnification obligations to such Person, in each case incurred in the ordinary course of business;

(u) Indebtedness of Borrower or any of its Subsidiaries consisting of (x) the financing of insurance premiums or (y) take-or-pay obligations contained in supply arrangements, in each case, incurred in the ordinary course of business;

(v) Indebtedness of Subsidiaries of Borrower (other than Biovail Insurance and any other such Subsidiary that is not permitted by Applicable Law to guaranty the Obligations) that are not Credit Parties and that are organized under the laws of any jurisdiction other than the United States of America consisting of working capital credit facilities in an aggregate principal amount at any time outstanding under this clause (v) not to exceed the greatest of (i) 2.5% of the consolidated total revenues for the four Fiscal Quarter period most recently ended, (ii) 2.5% of the consolidated total assets, as determined in accordance with GAAP, as of the applicable date of determination, in each case of subclause (i) and (ii), of all Subsidiaries of Borrower (other than Biovail Insurance and any other such Subsidiary that is not permitted by Applicable Law to guaranty the Obligations) that are not Credit Parties, and (iii) $40,000,000;

(w) the Bausch & Lomb Unsecured Debt; and

(x) the Sun Unsecured Debt.

6.2 Liens. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods or accounts receivable) of Borrower or any of its Subsidiaries, whether now owned or hereafter acquired, or any income, profits or royalties therefrom, or file or permit the filing of any financing statement or other similar notice of any Lien with respect to any such property, asset, income, profits or royalties under the UCC of any State, the PPSA of any province or territory or under any similar recording or notice statute of jurisdictions in which Credit Parties are organized or under any applicable intellectual property laws, rules or procedures, except:

(a) Liens in favor of Collateral Agent for the benefit of Secured Parties granted pursuant to any Credit Document;

(b) Liens for Taxes not yet due and payable or that are being contested in accordance with Section 5.3;

(c) statutory Liens of landlords, banks (and rights of set-off), of carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other Liens imposed by law (other than any such Lien imposed pursuant to Section 430(k) of the Internal Revenue Code or ERISA or a violation of Section 436 of the Internal Revenue Code or, in respect of a Canadian Credit Party, a Lien imposed pursuant to pension benefits standards legislation; provided that, in each case, such Liens shall be governed by Sections 5.1(g), 5.1(h), 8.1(j) and 8.1(k) and not this Section 6.2), in each case incurred in the ordinary course of business (i) for amounts not yet overdue or (ii) for amounts that are overdue and that (in the case of any such amounts overdue for a period in excess of five days) are being contested in good faith by appropriate proceedings, so long as such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts;

(d) Liens incurred in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money or other Indebtedness), so long as no foreclosure, sale or similar proceedings have been commenced with respect to any portion of the Collateral on account thereof;

(e) easements, rights of way, restrictions, encroachments, encumbrances and other minor defects or irregularities in title, in each case which do not and will not interfere in any material respect with the ordinary conduct of the business of Borrower or any of its Subsidiaries;

(f) any interest or title of a lessor, lessee, sublessor or sublessee under any lease or sublease permitted hereunder and any interest or title of a licensor, licensee, sublicensor or sublicensee under any license or sublicense permitted hereunder;

(g) Liens solely on any cash earnest money deposits, escrow arrangements or similar arrangements made by Borrower or any of its Subsidiaries in connection with any letter of intent or purchase agreement permitted hereunder;

(h) purported Liens evidenced by the filing of precautionary UCC or PPSA financing statements (or any similar precautionary filings) relating solely to operating leases of personal property entered into in the ordinary course of business;

(i) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(j) any zoning or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of any real property;

(k) outbound licenses of patents, copyrights, trademarks and other Intellectual Property rights granted by Borrower or any of its Subsidiaries in the ordinary course of business and not interfering in any material respect with the ordinary conduct of, or materially detracting from the aggregate value of, the business of Borrower or such Subsidiary (taking into account the value of the license as well);

(l) Liens described in Schedule 6.2 or on a title report delivered pursuant to Section 3.1(e)(iii) of the Original Credit Agreement and any modifications, renewals and extensions thereof and any Lien granted as a replacement or substitute therefor; provided that (x) such Lien shall not apply to any other property or asset of Borrower or any Subsidiary other than improvements thereon or proceeds from the disposition of such asset and (y) such Lien shall secure only those obligations which it secures on the date hereof and any refinancing, extensions, renewals or replacements thereof that do not increase the outstanding principal amount thereof (except by an amount not greater than accrued and unpaid interest with respect to such original obligations and any premium, fees, costs and expenses incurred in connection with such extension, renewal or refinancing) and, in the case of any such obligations constituting Indebtedness, that are permitted under Section 6.1(r) as Refinancing Indebtedness in respect thereof;

(m) Liens securing Indebtedness permitted pursuant to Section 6.1(j) (and any Refinancing Indebtedness in respect thereof permitted under Section 6.1(r)); provided, any such Lien shall encumber only the asset acquired with the proceeds of such Indebtedness;

(n) Liens securing Indebtedness permitted by Sections 6.1(k) (and any Refinancing Indebtedness in respect thereof permitted under Section 6.1(r)), provided any such Lien shall encumber only those assets which secured such Indebtedness at the time such assets were acquired by Borrower or its Subsidiaries;

(o) other Liens on assets other than the Collateral securing obligations in an aggregate principal amount not to exceed 1.25% of Consolidated Total Assets at any time outstanding;

(p) Liens securing Indebtedness permitted by Section 6.1(m);

(q) Liens arising out of judgments, decrees, orders or awards that do not constitute an Event of Default under Section 8.1(h);

(r) Liens securing Indebtedness permitted by Sections 6.1(q) and (s) (provided that either (x) on a Pro Forma Basis after giving effect to the incurrence of such Indebtedness (and the use of proceeds thereof) the Secured Leverage Ratio shall not exceed 3.00 to 1.0 as of the last day of the most recently ended Fiscal Quarter, as if such Indebtedness had been outstanding on the last day of such Fiscal Quarter or (y) the Cash proceeds of Indebtedness secured by such Liens are applied to prepay Term Loans in accordance with Section 2.15) and any Refinancing Indebtedness in respect thereof permitted under Section 6.1(r);

(s) Liens on assets of any Subsidiary of Borrower (other than Biovail Insurance and any other such Subsidiary that is not permitted by Applicable Law to guaranty the Obligations) that is not a Credit Party and that is organized in a jurisdiction other than the United States of America to the extent such Liens secure Indebtedness of such Subsidiary permitted under Section 6.1(v);

(t) Liens granted by any Canadian Credit Party to a landlord to secure the payment of rent and other obligations under a lease with such landlord for premises situated in the Province of Québec; provided that such Lien (i) is limited to the tangible assets located at or about such leased premises and (ii) is incurred in the ordinary course of business (a) for amounts not yet overdue or (b) for amounts that are overdue and that (in the case of any such amounts overdue for a period in excess of five days) are being contested in good faith by appropriate proceedings, so long as such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts;

(u) Liens arising by reason of deposits necessary to obtain standby letters of credit in the ordinary course of business;

(v) Liens in connection with repurchase obligations referred to in clause (vi) of the definition of the term “Cash Equivalents”;

(w) in connection with the sale or transfer of any Equity Interests or other assets in a transaction permitted by Section 6.8, customary rights and restrictions contained in agreements relating to such sale or transfer pending the completion thereof;

(x) in the case of any Joint Venture, any put and call arrangements related to its Equity Interests set forth in its Organizational Documents or any related joint venture or similar agreement;

(y) Liens in the nature of the right of setoff in favor of counterparties to contractual agreements with Borrower or any of its Subsidiaries in the ordinary course of business; ~~and~~

(z) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business~~.~~;

(aa) Liens in connection with Permitted Treasury Arrangements; and

(bb) Liens that are contractual rights of set-off or rights of pledge (i) relating to the establishment of depository relations with banks or other financial institutions, (ii) relating to pooled deposit or sweep accounts of the Borrower or any of its Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower or any of its Subsidiaries or (iii) otherwise relating to treasury, depositary, overdraft, credit or debit card, electronic funds transfer (including automated clearing house funds transfer services) and other cash management services entered into in the ordinary course of business;

provided, however, that no reference herein to Liens permitted hereunder (including Permitted Liens), including any statement or provision as to the acceptability of any Liens (including Permitted Liens), shall in any way constitute or be construed as to provide for a subordination of any rights of the Agents, Lenders or other Secured Parties hereunder or arising under any of the other Credit Documents in favor of such Liens.

6.3 No Further Negative Pledges. Except with respect to (a) specific property encumbered to secure payment of particular Indebtedness or to be sold pursuant to an executed agreement with respect to a permitted Asset Sale or other sale or disposition permitted by Section 6.8, (b) restrictions by reason of customary provisions restricting assignments, subletting or other transfers contained in leases, licenses, agreements in connection with a Permitted Majority Investment, Joint Venture agreements and similar agreements entered into in the ordinary course of business (provided that such restrictions are limited to the property or assets secured by such Liens or the property or assets subject to such Liens or the property or assets subject to such leases, licenses, agreements in connection with a Permitted Majority Investment, Joint Venture agreements and similar agreements, as the case may be), (c) restrictions and conditions imposed by law, ~~and~~ (d) restrictions imposed in connection with Permitted Treasury Arrangements, and (e) restrictions identified on Schedule 6.3, no Credit Party nor any of its Subsidiaries shall enter into any agreement prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired, to secure the Obligations.

6.4 Restricted Junior Payments. No Credit Party shall, nor shall it permit any of its Subsidiaries through any manner or means or through any other Person to, directly or indirectly, declare, order, pay, make or set apart, or agree to declare, order, pay, make or set apart, any sum for any Restricted Junior Payment except for:

(a) the declaration, order, payment, making or setting apart (or any agreement to do any of the foregoing) of any Restricted Junior Payment by any Subsidiary of Borrower ratably to its direct equity holders (provided that any Credit Party may receive a greater than ratable portion of such Restricted Junior Payment);

(b) the redemption, repurchase, retirement, defeasance or other acquisition of any Equity Interests, including any accrued and unpaid dividends thereon, or Subordinated Indebtedness of Borrower or any Equity Interests of any direct or indirect parent company of Borrower, in exchange for, or out of the proceeds of, the substantially concurrent sale (other than to a Subsidiary) of, Equity Interests of Borrower or any direct or indirect parent company of Borrower to the extent contributed to Borrower (in each case, other than any Disqualified Equity Interests) or Subordinated Indebtedness incurred under Section 6.1; provided that any such Subordinated Indebtedness shall be Refinancing Indebtedness;

(c) refinancings of Indebtedness permitted by Section 6.1;

(d) any Restricted Junior Payment to pay for the repurchase, retirement or other acquisition or retirement for value of Equity Interests (other than Disqualified Equity Interests) of Borrower held by any future, present or former employee, director, officer or consultant of Borrower or any of its Subsidiaries or any direct or indirect parent companies pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement (including, for the avoidance of doubt, any principal and interest payable on any notes issued by Borrower or any direct or indirect parent company of Borrower in connection with any such repurchase, retirement or other acquisition), or any stock subscription or shareholder agreement, including any Equity Interest rolled over by management of Borrower or any direct or indirect parent company of Borrower in connection with the 2010 Transactions; provided, that the aggregate amount of Restricted Junior Payments made under this clause (d) shall not exceed in any calendar year $25,000,000 (with unused amounts for any year being carried over to the next succeeding year, but not to any subsequent year, and the permitted amount for each year shall be used prior to any amount carried over from the previous year); provided further that such amount in any calendar year may be increased by an amount not to exceed:

(i) the cash proceeds of key man life insurance policies received by Borrower or its Subsidiaries after the Original Closing Date; less

(ii) the amount of any Restricted Junior Payments previously made with the cash proceeds described in subclause (i) of this clause (d);

(e) cashless repurchases of Equity Interests deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants;

(f) cash payments in lieu of issuing fractional shares in connection with the exercise of warrants, options or other securities convertible into or exchangeable for Equity Interests of Borrower or any direct or indirect parent company of Borrower;

(g) so long as no Default or Event of Default has occurred and is continuing, (i) Borrower may repurchase shares of Borrower’s common stock within six months before or after any conversion date for Borrower Convertible Notes, which repurchases may be in an aggregate amount not to exceed the number of shares of Borrower’s common stock delivered upon conversion of Borrower Convertible Notes on such conversion date and (ii) Borrower may repurchase shares of Borrower’s common stock within six months before or after the settlement of any written call option agreements entered into in connection with the issuance of the VPI Convertible Notes, which repurchases may be in an aggregate amount not to exceed the number of shares of Borrower’s common stock delivered upon settlement of such written call options;

(h) other Restricted Junior Payments in an aggregate amount taken together with all other Restricted Junior Payments made pursuant to this clause (h) not to exceed $350,000,000 (reduced on a dollar for dollar basis by outstanding Investments pursuant to clause (i) of Section 6.6, other than Investments under such clause made using the CNI Growth Amount) at any time outstanding from and after the Amendment No. 6 Effective Date; provided that such amount shall be increased (but not decreased) by the CNI Growth Amount as in effect immediately prior to the time of making of such Restricted Junior Payment; ~~and~~

(i) Restricted Junior Payments in connection with the Pre-Merger Special Dividend and/or the Post-Merger Special Dividend in an aggregate amount not to exceed $10,000,000~~.~~; and

(j) Restricted Payments in connection with Permitted Treasury Arrangements.

Notwithstanding the foregoing, until such time that the Leverage Ratio of the Borrower and its Subsidiaries is less than 4.00 to 1.00 as of the last day of the most recently ended Fiscal Quarter for which financial statements were required to have been delivered pursuant to Sections 5.1(a) or (b), no Credit Party shall be permitted to declare, order, pay, make or set apart, or agree to declare, order, pay, make or set apart any sum for any Restricted Junior Payment pursuant to Section 6.4(h); provided that the Credit Parties may make such Restricted Junior Payments in an amount up to $200,000,000 (the “Amendment No. 12 Restricted Junior Payment Basket”) (reduced on a dollar-for-dollar basis by Investments made pursuant to the Amendment No. 12 Investment Basket).

6.5 Restrictions on Subsidiary Distributions. Except as provided herein, no Credit Party shall, nor shall it permit any of its Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary of Borrower to (a) pay dividends or make any other distributions on any of such Subsidiary’s Equity Interests owned by Borrower or any other Subsidiary of Borrower, (b) repay or prepay any Indebtedness owed by such Subsidiary to Borrower or any other Subsidiary of Borrower, (c) make loans or advances to Borrower or any other Subsidiary of Borrower, or (d) transfer, lease or license any of its property or assets to Borrower or any other Subsidiary of Borrower other than restrictions (i) imposed by law or by any Credit Document, (ii) in agreements evidencing Indebtedness permitted by Section 6.1(k) that impose restrictions on the property so acquired, and any amendments, modifications, extensions or renewals thereof (including any such extension or renewal arising as a result of an extension, renewal or refinancing of any Indebtedness containing such restriction or condition) that do not materially expand the scope of any such restriction or condition taken as a whole, (iii) by reason of customary provisions restricting assignments, subletting or other transfers contained in leases, licenses, Joint Venture agreements and similar agreements entered into in the ordinary course of business, (iv) that are or were created by virtue of any transfer of, agreement to transfer or option or right with respect to any property, assets or Equity Interests not otherwise prohibited under this Agreement, (v) in the case of any Subsidiary that is not directly or indirectly wholly owned by Borrower, restrictions and conditions imposed by its Organizational Documents or any related joint venture, shareholders’ or similar agreement; provided that such restrictions and conditions apply only to such Subsidiary and to any Equity Interests in such Subsidiary, or (vi) identified on Schedule 6.5, and any amendments, modifications, extensions or renewals thereof (including any such extension or renewal arising as a result of an extension, renewal or refinancing of any Indebtedness containing such restriction or condition) that do not materially expand the scope of any such restriction or condition taken as a whole.

6.6 Investments. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, make or own any Investment in any Person, including any Joint Venture, except:

(a) Investments in Cash and Cash Equivalents;

(b) equity Investments owned as of the Third Restatement Date in any Subsidiary and Investments made after the Third Restatement Date in any Guarantor;

(c) Investments (i) received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business and (ii) consisting of deposits, prepayments and other credits to suppliers made in the ordinary course of business consistent with the past practices of Borrower or any of its Subsidiaries, as applicable;

(d) intercompany loans and advances to the extent permitted under Section 6.1(c) and other Investments (i) in (including Guarantees of Indebtedness of) any Credit Party, (ii) by any Credit Party in (including (without duplication for purposes of the proviso to this clause (ii)) Guarantees of Indebtedness of) Subsidiaries of Borrower which are not Guarantors; provided that such Investments under this clause (ii) shall not exceed at any one time outstanding an aggregate amount of 4.0% of Consolidated Total Assets and (iii) by any Subsidiary of the Borrower that is not a Guarantor in (including Guarantees of Indebtedness of) any other Subsidiary of the Borrower that is not a Guarantor;

(e) Permitted Interim Investments and intercompany loans and advances and capital contributions by Credit Parties to Subsidiaries that are not Credit Parties in connection with any Permitted Interim Investment; provided, that, for the avoidance of doubt, the acquisition of the remaining Equity Interests of a Person such that such Person becomes a wholly owned Subsidiary of Borrower shall either (x) be subject to the provisions of Section 6.8(h) or (y) be made pursuant to and in compliance with Section 6.6(d)(ii) or 6.6(i);

(f) loans and advances to employees of Borrower and its Subsidiaries made in the ordinary course of business in an aggregate principal amount not to exceed $25,000,000;

(g) Permitted Acquisitions permitted under Section 6.8;

(h) Investments described in Schedule 6.6 and any modification, replacement, renewal or extension thereof to the extent not involving an additional Investment;

(i) (a) other Investments in an aggregate amount not to exceed $350,000,000 (reduced on a dollar for dollar basis by Restricted Junior Payments pursuant to clause (h) of Section 6.4, other than Restricted Junior Payments under such clause made using the CNI Growth Amount) at any time outstanding from and after the Amendment No. 6 Effective Date; provided that such amount shall be increased (but not decreased) by the CNI Growth Amount as in effect immediately prior to the time of making of such Investments and (b) Investments in Pele Nova Biotecnologia S.A. at any time outstanding not to exceed $8,000,000;

(j) Investments represented by (i) any Hedge Agreement (and any guarantees thereof), (ii) any Cash Management Agreement (and any guarantees thereof) and (iii) any Interest Rate Agreement or Currency Agreement (and any guarantees thereof); provided, that, with respect to Indebtedness under Hedge Agreements for Interest Rate Agreements or Currency Agreements (or Guarantees thereof), such Indebtedness is entered into in the ordinary course of business and not for speculative purposes;

(k) Investments received in connection with the disposition of any asset permitted by Section 6.8;

(l) Investments (which may take the form of asset contributions) in (x) Joint Ventures consisting primarily of a Prescription Drug Business, (y) Joint Ventures involving aesthetic product lines of Borrower or its Subsidiaries and consisting of any or all of the Sculptra, Succeev, Artesense, Selphyl, Viscountour, Renova, Kinerase and Refissa products, and/or (z) Joint Ventures (in addition to those described in clauses (x) and (y)) in an aggregate amount not exceeding 1.50% of Consolidated Total Assets in any calendar year (with unused amounts for any year being carried over to the next succeeding year, but not to any subsequent year, and the permitted amount for each year shall be used prior to any amount carried over from the previous year);

(m) Investments of any Person existing at the time such Person becomes a Subsidiary of Borrower or consolidates or merges with Borrower or any of its Subsidiaries (including in connection with a Permitted Acquisition) and any modification, replacement, renewal or extension thereof to the extent not involving an additional Investment so long as such Investments were not made in contemplation of such Person becoming a Subsidiary of Borrower or of such consolidation or merger;

(n) extensions of trade credit in the ordinary course of business; ~~and~~

(o) Investments in the capital stock of non-wholly owned Subsidiaries in jurisdictions where Applicable Law does not permit Borrower to own 100% of the capital stock of such Subsidiary; provided that, Borrower or one or more of its wholly owned Subsidiaries owns more than 50% of such capital stock and the aggregate amount of Investments made pursuant to this subclause (o) shall not exceed $150,000,000 per annum (with unused amounts in any calendar year permitted to be carried over to the next succeeding calendar year, but not to any subsequent year, and the amount permitted pursuant to this subclause (o) being used prior to the use of any unused amount carried over from the previous year) (all such Investments pursuant to this subclause (o) “Permitted Majority Investments”)~~.~~; and

(p) Investments in connection with Permitted Treasury Arrangements.

Notwithstanding the foregoing, (a) in no event shall any Credit Party make any Investment which results in or facilitates in any manner any Restricted Junior Payment not otherwise permitted under the terms of Section 6.4, and (b) until such time that the Leverage Ratio of the Borrower and its Subsidiaries is less than 4.00 to 1.00 as of the last day of the most recently ended Fiscal Quarter for which financial statements were required to have been delivered pursuant to Sections 5.1(a) or (b), no Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, make or own any Investment (other than solely for Equity Interests of Borrower issued as part of such Investment) in any Person, including any Joint Venture or any Unrestricted Subsidiary, pursuant to Section 6.6(i)(a) or (l)(z); provided that the Credit Parties may make such Investments (A) in an amount up to $200,000,000 (the “Amendment No. 12 Investment Basket”) (reduced on a dollar-for-dollar basis by Restricted Junior Payments made pursuant to the Amendment No. 12 Restricted Junior Payment Basket) or (B) in an amount up to $500,000,000 per annum (the “Amendment No. 14 Investment Basket”) (reduced on a dollar-for-dollar basis by Permitted Acquisitions made pursuant to the Amendment No. 14 Permitted Acquisition Basket); provided that up to 50% of the unused amount of the Amendment No. 14 Investment Basket in any annual period may be carried over to the immediately succeeding annual period.

6.7 Financial Covenants.

(a) Interest Coverage Ratio. Borrower shall not permit the Interest Coverage Ratio as of the last day of any Fiscal Quarter, beginning with the Fiscal Quarter ending December 31, 2014, to be less than (i) 2.25:1.00 through the Fiscal Quarter ending March 31, 2016, (ii) 2.75:1.00 through the Fiscal Quarter ending June 30, 2016, (iii) 2.00:1.00 through the Fiscal Quarter ending December 31, 2016, (iv) 1.50:1.00 through the Fiscal Quarter ending March 31, 2019 and (v) 1.75:1.00 for any Fiscal Quarter ending June 30, 2019 and thereafter.

(b) Secured Leverage Ratio. Borrower shall not permit the Secured Leverage Ratio as of the last day of (i) the Fiscal Quarter ending December 31, 2011, to exceed 1.75 to 1.0, (ii) 2.50 to 1.0 through the Fiscal Quarter ending December 31, 2016, (iii) 3.00 to 1.0 through the Fiscal Quarter ending March 31, 2019 and (iv) 2.75 to 1.0 for any Fiscal Quarter ending June 30, 2019 and thereafter.

The provisions of this Section 6.7 are for the benefit of the Revolving Credit Lenders only and the Revolving Credit Lenders holding more than 50% of the aggregate Revolving Exposure of all Lenders may amend, waive or otherwise modify this Section 6.7 or the defined terms used solely for purposes of this Section 6.7 or waive any Default resulting from a breach of this Section 6.7 without the consent of any Lenders other than the Revolving Credit Lenders holding more than 50% of the aggregate Revolving Exposure of all Lenders.

6.8 Fundamental Changes; Disposition of Assets; Acquisitions. No Credit Party shall, nor shall it permit any of its Subsidiaries to, enter into any transaction of merger, amalgamation, arrangement, reorganization or consolidation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease or license, exchange, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, assets or property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, whether now owned or hereafter acquired, leased or licensed, or acquire by purchase or otherwise (other than purchases or other acquisitions of inventory, materials and equipment and capital expenditures in the ordinary course of business) the business or fixed assets of, or stock or other evidence of beneficial ownership of, any Person or any division or line of business or other business unit of any Person, except:

(a) any Subsidiary of Borrower may be (i) merged, amalgamated or consolidated with or merged, amalgamated or consolidated into Borrower or any other Subsidiary of Borrower; provided that (A) in the case of such a merger, amalgamation or consolidation involving Borrower, Borrower shall be the surviving Person or a Person that continues as a merged, amalgamated or consolidated corporation and (B) in the case of such a merger, amalgamation or consolidation involving any other Guarantor (and not involving Borrower), the surviving Person, or a Person that continues as a merged, amalgamated or consolidated corporation, shall be a Guarantor; provided further that, in the case of this clause (B), solely for the purpose of internal corporate tax restructuring, it is understood that any Guarantor may merge, amalgamate or consolidate with a non-Guarantor Subsidiary so long as (x) such non-Guarantor Subsidiary merges, amalgamates or consolidates with the Borrower or a Guarantor substantially simultaneous with, or no longer than one Business Day after the internal merger, amalgamation or consolidation involving a Guarantor, with the surviving person, or the Person that continues as a merged, amalgamated or consolidated corporation from such subsequent merger, amalgamation or consolidation being the Borrower or a Guarantor, and (y) the Borrower shall certify to the Administrative Agent on the date of any such merger, amalgamation or consolidation that such merger, amalgamation or consolidation shall comply with this Section 6.8(a), or (ii) other than with respect to Borrower, reorganized, liquidated, wound up or dissolved if Borrower determines in good faith that such reorganization, liquidation, winding up or dissolution is in the best interest of Borrower and is not materially disadvantageous to the Lenders;

(b) sales or other dispositions of assets or property that do not constitute Asset Sales (which sales or other dispositions may take the form of a merger, amalgamation or similar transaction);

(c) Asset Sales (which Asset Sale may take the form of a merger, amalgamation or similar transaction); provided that (1) the consideration received for such assets shall be in an amount at least equal to the fair market value thereof (determined in good faith by the board of directors of Borrower (or similar governing body) of Borrower or the applicable Subsidiary or Credit Party for Asset Sales with a fair market value in excess of $75,000,000), (2) no less than 75% thereof shall be paid in Cash, and (3) the Net Asset Sale Proceeds thereof shall be applied as required by Section 2.14(a);

(d) Asset Sales consisting of obsolete, worn out or surplus assets or property, including, for greater certainty, Intellectual Property;

(e) Asset Sales consisting of sale and leaseback transactions permitted by Section 6.10; provided that the Net Asset Sale Proceeds in excess of $50,000,000 from any such Asset Sale shall be applied as required by Section 2.14(a);

(f) Specified Asset Disposition; provided that the Net Asset Sale Proceeds thereof shall be applied as required by Section 2.14(a);

(g) Asset Sales of property to the extent that (i) such property is concurrently exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Asset Sales are promptly applied to the purchase price of such replacement property;

(h) Permitted Acquisitions (which acquisition may take the form of a merger, amalgamation or similar transaction so long as such merger, amalgamation or similar transaction would be permitted by clause (a) of this Section 6.8 if the acquired Person was, initially, a Subsidiary of Borrower); provided that (x) in respect of acquisitions of assets by Persons that are not Credit Parties and/or acquisitions of Equity Interests of Persons (other than Excluded Subsidiaries) that do not become Guarantors or are not owned by a Credit Party, the consideration (other than Equity Interests of Borrower issued in payment of a portion of such consideration and the net proceeds of the issuance of Equity Interests of Borrower to the extent used to pay a portion of such consideration) shall not exceed, collectively with any Investments then outstanding under Section 6.6(d)(ii) in Persons other than Credit Parties (without duplication of any such Investments then outstanding under Section 6.6(d)(ii)), 4.0% of Consolidated Total Assets per Fiscal Year and (y) immediately prior to such Permitted Acquisition and on a Pro Forma Basis after giving effect thereto, Borrower and its Subsidiaries shall be in compliance with each of the covenants set forth in Section 6.7 as of the last day of the most recently ended Fiscal Quarter;

(i) Investments made in accordance with Section 6.6, other than pursuant to clause (g) thereof (which Investment may take the form of (x) a merger, amalgamation or similar transaction so long as such merger, amalgamation or similar transaction would be permitted by clause (a) of this Section 6.8 if the acquired Person was, initially, a Subsidiary of Borrower or (y) the acquisition by purchase or otherwise of the business or fixed assets of any Subsidiary or any division or line of business or other business unit of any Subsidiary (including any such acquisition that would not constitute an Investment, so long as such acquisition (1) would be permitted by Section 6.6(d) if such acquisition were of Securities or Equity Interests of such Subsidiary or a division or line of business or other business unit of such Subsidiary and/or (2) is between and/or among Credit Parties));

(j) Liens incurred in compliance with Section 6.2;

(k) dispositions of investments in Joint Ventures, to the extent required by, or made pursuant to buy/sell arrangements between the joint venture parties set forth in joint venture arrangements and similar binding arrangements; provided that the consideration received shall be in an amount at least equal to the fair market value thereof (determined in good faith by the board of directors of Borrower; provided that any Net Asset Sale Proceeds from any such disposition shall be applied as required by Section 2.14(a);

(l) the disposition by Dow Pharmaceutical Sciences, Inc. of its Equity Interests in Bioskin GmbH, a company with limited liability organized under the laws of Germany; provided that any Net Asset Sale Proceeds from any such disposition shall be applied as required by Section 2.14(a);

(m) Asset Sales in connection with any Acquisition or the Bausch & Lomb Acquisition, for regulatory reasons; provided that any Net Asset Sale Proceeds therefrom shall be applied as required by Section 2.14(a);

(n) the Acquisitions; and

(o) Asset Sales by Sanitas AB of real property; provided that any Net Asset Sale Proceeds from any such disposition shall be applied as required by Section 2.14(a).

For purposes of clause (c) of this Section 6.8, each of the following will be deemed Cash:

(i) any liabilities, as shown on Borrower’s most recent consolidated balance sheet, of Borrower or any of its Subsidiaries (other than contingent liabilities and liabilities that are by their terms subordinated to the Loans) that are assumed by the transferee of any such assets pursuant to an agreement that releases Borrower or such Subsidiary from further liability;

(ii) any securities, notes or other obligations received by Borrower or any such Subsidiary from such transferee that are converted by Borrower or such Subsidiary into Cash within 180 days after the consummation of the applicable Asset Sale, to the extent of the Cash received in that conversion; and

(iii) any Designated Noncash Consideration having an aggregate fair market value that, when taken together with all other Designated Noncash Consideration previously received and then outstanding, does not exceed at the time of the receipt of such Designated Noncash Consideration (with the fair market value of each item of Designated Noncash Consideration being measured at the time received and without giving effect to subsequent changes in value) the greater of $100,000,000 or 1.00% of Consolidated Total Assets.

6.9 Disposal of Subsidiary Interests. Except for any direct or indirect sale, assignment, pledge or other encumbrance or disposition of its interests in the Equity Interests of any of its Subsidiaries in compliance with Sections 6.2, 6.6 and 6.8, no Credit Party shall, nor shall it permit any of its Subsidiaries to directly or indirectly sell, assign, pledge or otherwise encumber or dispose of any Equity Interests of any of its Subsidiaries, except to another Credit Party (subject to the restrictions on such disposition otherwise imposed hereunder), or to qualify directors if required by Applicable Law.

6.10 Sales and Leasebacks. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease of any property (whether real, personal or mixed), whether now owned or hereafter acquired, which such Credit Party (a) has sold or transferred or is to sell or to transfer to any other Person (other than Borrower or any of its Subsidiaries), or (b) intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by such Credit Party to any Person (other than Borrower or any of its Subsidiaries) in connection with such lease, except for any such sale and subsequent lease of any fixed or capital assets by a Credit Party or any of its Subsidiaries that is made for Cash consideration in an amount not less than the fair value of such fixed or capital asset and is consummated within 90 days after such Credit Party or such Subsidiary acquires or completes the construction of such fixed or capital asset, provided that, if such sale and leaseback results in Indebtedness with respect to Capital Leases, such Indebtedness is permitted by Section 6.1(j) and any Lien made the subject of such Indebtedness is permitted by Section 6.2(m).

6.11 Transactions with Shareholders and Affiliates. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of Borrower on terms that are less favorable to Borrower or that Subsidiary, as the case may be, than those that might be obtained at the time from a Person who is not such an Affiliate; provided that the foregoing restriction shall not apply to (a) any transaction between or among Borrower and the Guarantors; (b) reasonable and customary fees paid to members of the board of directors (or similar governing body) of Borrower or of its Subsidiaries; (c) compensation arrangements (including severance arrangements to the extent approved by a majority of the disinterested members of Borrower’s or the applicable Subsidiary’s board of directors (or similar governing body) or the applicable committee thereof) for present or former officers and other employees of Borrower or of its Subsidiaries entered into in the ordinary course of business; (d) transactions described in Schedule 6.11; (e) any Restricted Junior Payment permitted pursuant to Section 6.4; (f) indemnities provided for the benefit of, directors, officers or employees of Borrower or of its Subsidiaries in the ordinary course of business; ~~and~~ (g) loans and advances to employees of Borrower or of its Subsidiaries permitted by Section 6.6(f) (as well as advances to employees contemplated by clause (iii) of the defined term “Investment”); and (h) Permitted Treasury Arrangements.

6.12 Conduct of Business. From and after the Third Restatement Date, no Credit Party shall, nor shall it permit any of its Subsidiaries to, engage in any business other than (i) the businesses engaged in by such Credit Party or Subsidiary on the Third Restatement Date and similar or related or ancillary businesses and (ii) such other lines of business as may be consented to by Requisite Lenders.

6.13 Amendments or Waivers with Respect to Subordinated Indebtedness. No Credit Party shall, nor shall it permit any of its Subsidiaries to, amend or otherwise change the terms of any Subordinated Indebtedness, if such amendment or change would be materially adverse to any Credit Party or Lenders.

6.14 Amendments or Waivers of Organizational Documents. No Credit Party shall, nor shall it permit any of its Subsidiaries to, agree to any amendment, restatement, supplement or other modification to, or waiver of, any of its Organizational Documents after the Third Restatement Date that is materially adverse to such Credit Party or such Subsidiary, as applicable, and to the Lenders.

6.15 Fiscal Year. No Credit Party shall, nor shall it permit any of its Subsidiaries to, change its Fiscal Year end from December 31.

6.16 Specified Subsidiary Dispositions. Borrower will not, and will not permit any Subsidiary to, sell, transfer, lease or otherwise dispose of the Equity Interests it holds in Biovail Insurance.

6.17 Biovail Insurance. Borrower will not permit Biovail Insurance to (i) carry on any business other than the business of an Exempt Insurance Company as defined under the Exempt Insurance Act of Barbados for the purpose of insuring Borrower and/or some or all of its Subsidiaries or (ii) cancel, terminate or otherwise amend or modify the Biovail Insurance Trust Indenture.

6.18 Establishment of Defined Benefit Plan. No Credit Party shall (a) sponsor, administer, maintain, contribute to, participate in or assume or incur any liability in respect of, any Defined Benefit Plan, or (b) acquire an interest in any Person if such Person sponsors, administers, maintains, contributes to, participates in or has any liability in respect of, any Defined Benefit Plan, other than, with respect to clauses (a) and (b), Defined Benefit Plans that do not, in the aggregate, have a solvency deficit in excess of $10,000,000 at any time.

6.19 Use of Proceeds. The Borrower will not request any Borrowing or Letter of Credit, and the Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing or Letter of Credit (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, to the extent such activities, business or transaction would be prohibited by Sanctions if conducted by a corporation incorporated in the United States or in a European Union member state, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

SECTION 7. GUARANTY

7.1 Guaranty of the Obligations. Subject to the provisions of the Contribution Agreement, Guarantors jointly and severally hereby irrevocably and unconditionally guaranty to Administrative Agent for the ratable benefit of the Beneficiaries the due and punctual payment in full of all Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a) or other Insolvency Laws) (collectively, the “Guaranteed Obligations”).

7.2 Contribution by Guarantors. Each of the Guarantors shall be party to, and subject to the terms of, the Contribution Agreement.

7.3 Payment by Guarantors. Subject to the Contribution Agreement, Guarantors hereby jointly and severally agree, in furtherance of the foregoing and not in limitation of any other right which any Beneficiary may have at law or in equity against any Guarantor by virtue hereof, that upon the failure of Borrower to pay any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a) or analogous provisions of other Insolvency Laws), Guarantors will upon demand pay, or cause to be paid, in Cash, to Administrative Agent for the ratable benefit of Beneficiaries, an amount equal to the sum of the unpaid principal amount of all Guaranteed Obligations then due as aforesaid, accrued and unpaid interest on such Guaranteed Obligations (including interest which, but for Borrower’s becoming the subject of a case or proceeding under any Insolvency Law, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against Borrower for such interest in the related bankruptcy case) and all other Guaranteed Obligations then owed to Beneficiaries as aforesaid.

7.4 Liability of Guarantors Absolute. To the extent permitted under Applicable Law, each Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than satisfaction in full of the Guaranteed Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees as follows:

(a) this Guaranty is a guaranty of payment and performance when due and not of collectability. This Guaranty is a primary obligation of each Guarantor and not merely a contract of surety;

(b) to the extent permitted under Applicable Law, Administrative Agent may enforce this Guaranty upon the occurrence of an Event of Default notwithstanding the existence of any dispute between Borrower and any Beneficiary with respect to the existence of such Event of Default;

(c) the obligations of each Guarantor hereunder are independent of the obligations of Borrower and the obligations of any other guarantor (including any other Guarantor) of the obligations of Borrower, and a separate action or actions may be brought and prosecuted against such Guarantor whether or not any action is brought against Borrower or any of such other guarantors and whether or not Borrower is joined in any such action or actions;

(d) payment by any Guarantor of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge any Guarantor’s liability for any portion of the Guaranteed Obligations which has not been paid. Without limiting the generality of the foregoing, if Administrative Agent is awarded a judgment in any suit brought to enforce any Guarantor’s covenant to pay a portion of the Guaranteed Obligations, such judgment shall not be deemed to release such Guarantor from its covenant to pay the portion of the Guaranteed Obligations that is not the subject of such suit, and such judgment shall not, except to the extent satisfied by such Guarantor, limit, affect, modify or abridge any other Guarantor’s liability hereunder in respect of the Guaranteed Obligations;

(e) any Beneficiary, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability hereof or giving rise to any reduction, limitation, impairment, discharge or termination of any Guarantor’s liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guaranteed Obligations; (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment hereof or the Guaranteed Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, or any other obligation of any Person (including any other Guarantor) with respect to the Guaranteed Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of such Beneficiary in respect hereof or the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that such Beneficiary may have against any such security, in each case as such Beneficiary in its discretion may determine consistent herewith or the applicable Hedge Agreement or Cash Management Agreement and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Guarantor against Borrower or any security for the Guaranteed Obligations; and (vi) exercise any other rights available to it under the Credit Documents or any Hedge Agreements or any Cash Management Agreements; and

(f) this Guaranty and the obligations of Guarantors hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than payment in full of the Guaranteed Obligations), including the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Credit Documents or any Hedge Agreements or any Cash Management Agreements, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment or performance of the Guaranteed Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including provisions relating to events of default) hereof, any of the other Credit Documents, any of the Hedge Agreements, any of the Cash Management Agreements or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guaranteed Obligations, in each case whether or not in accordance with the terms hereof or such Credit Document, such Hedge Agreement, such Cash Management Agreement or any agreement relating to such other guaranty or security; (iii) to the extent permitted by Applicable Law, the Guaranteed Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the other Credit Documents, any of the Hedge Agreements, any of the Cash Management Agreements or from the proceeds of any security for the Guaranteed Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guaranteed Obligations) to the payment of indebtedness other than the Guaranteed Obligations, even though any Beneficiary might have elected to apply such payment to any part or all of the Guaranteed Obligations; (v) any Beneficiary’s consent to the change, reorganization or termination of the corporate structure or existence of Borrower or any of its Subsidiaries and to any corresponding restructuring of the Guaranteed Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guaranteed Obligations; (vii) to the extent permitted by Applicable Law, any defenses, set-offs or counterclaims which Borrower may allege or assert against any Beneficiary in respect of the Guaranteed Obligations, including failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of any Guarantor as an obligor in respect of the Guaranteed Obligations.

(g) Each of the Secured Parties agrees not to enforce the guarantee created hereunder by, or any other Obligations under the Credit Document of a Guarantor established in Luxembourg (a “Luxembourg Guarantor”) in so far as the aggregate obligations and liabilities of any Luxembourg Guarantor with respect to the repayment under a joint and several liability clause of any borrowing or costs or expenses not incurred directly or indirectly by or on behalf of the Luxembourg Guarantor, and the granting of any guarantee, indemnity or security under the Credit Documents exceed 90% each time the higher of (i) the book value of all the assets of the Luxembourg Guarantor at the time of this Agreement or at the time the relevant guarantee or security is enforced or (ii) the net assets (capitaux propres as referred to in article 34 of the Luxembourg law on the commercial register and annual accounts) of such Luxembourg Guarantor as shown in the financial statements as of the date of this Agreement or in the latest financial statements (comptes annuels) available at the date of the relevant payment hereunder and approved by the shareholders of such Luxembourg Company, and as audited by its statutory auditor or its external auditor (réviseur d’entreprise), if required by law; it being understood that the payment obligations of the Luxembourg Guarantor shall not be limited to the extent that the Luxembourg Guarantor secures obligations of its direct or indirect Subsidiaries or in respect of sums that have been made directly or indirectly available to the Luxembourg Guarantor. Notwithstanding anything to the contrary in the Credit Documents, the limitation set out in this Section 7.4(g) shall apply to the aggregate of all securities, whether guarantees, pledges, security assignments, or otherwise, granted or to be granted by the Luxembourg Guarantor.

7.5 Waivers by Guarantors. To the extent permitted by Applicable Law, each Guarantor hereby waives, for the benefit of Beneficiaries: (a) any right to require any Beneficiary, as a condition of payment or performance by such Guarantor, to (i) proceed against Borrower, any other guarantor (including any other Guarantor) of the Guaranteed Obligations or any other Person, (ii) proceed against or exhaust any security held from Borrower, any such other guarantor or any other Person, (iii) proceed against or have resort to any balance of any Deposit Account or credit on the books of any Beneficiary in favor of Borrower or any other Person, or (iv) pursue any other remedy in the power of any Beneficiary whatsoever; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Borrower or any other Guarantor including any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Borrower or any other Guarantor from any cause other than satisfaction in full of the Guaranteed Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon any Beneficiary’s errors or omissions in the administration of the Guaranteed Obligations, except behavior which amounts to gross negligence, willful misconduct or bad faith; (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of such Guarantor’s obligations hereunder, (ii) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement hereof, (iii)

any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any security interest or lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance hereof, notices of default hereunder, the Hedge Agreements, the Cash Management Agreements or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guaranteed Obligations or any agreement related thereto, notices of any extension of credit to Borrower and notices of any of the matters referred to in Section 7.4 and any right to consent to any thereof; and (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms hereof.

The Guarantor incorporated under the laws of Mexico hereby waives, to the fullest extent permitted by applicable Law, the benefits of orden, excusión y división and all other rights and benefits provided for in Articles 2813, 2814, 2815, 2816, 2817, 2818, 2819, 2820, 2821, 2822, 2823, 2824, 2826, 2827, 2836, 2838, 2839, 2840, 2846, 2848 and 2849 of the Federal Civil Code (Código Civil Federal), and the corresponding provisions of the Civil Codes of any State of Mexico and the Federal District.

7.6 Guarantors’ Rights of Subrogation, Contribution, etc. Until the Guaranteed Obligations shall have been indefeasibly paid in full and the Revolving Commitments shall have terminated and all Letters of Credit shall have expired or been cancelled, each Guarantor hereby waives, to the extent permitted by Applicable Law, any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against Borrower or any other Guarantor or any of its assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including (a) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against Borrower with respect to the Guaranteed Obligations, (b) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against Borrower, and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary. In addition, until the Guaranteed Obligations shall have been indefeasibly paid in full and the Revolving Commitments shall have terminated and all Letters of Credit shall have expired or been cancelled, each Guarantor shall withhold exercise of any right of contribution such Guarantor may have against any other guarantor (including any other Guarantor) of the Guaranteed Obligations, including any such right of contribution as contemplated by the Contribution Agreement. Each Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against Borrower or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights any Beneficiary may have against Borrower, to all right, title and interest any Beneficiary may have in any such collateral or security, and to any right any Beneficiary may have against such other guarantor. If any amount shall be paid to any Guarantor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time when all Guaranteed Obligations shall not have been finally and indefeasibly paid in full, such amount shall be held in trust for Administrative Agent on behalf of Beneficiaries and shall forthwith be paid over to Administrative Agent for the benefit of Beneficiaries to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms hereof.

7.7 Subordination of Other Obligations. Any Indebtedness of Borrower or any Guarantor now or hereafter held by any Guarantor (the “Obligee Guarantor”) is hereby subordinated in right of payment to the Guaranteed Obligations, and any such Indebtedness collected or received by the Obligee Guarantor after an Event of Default has occurred and is continuing shall be held in trust for Administrative Agent on behalf of Beneficiaries and shall forthwith be paid over to Administrative Agent for the benefit of Beneficiaries to be credited and applied against the Guaranteed Obligations but without affecting, impairing or limiting in any manner the liability of the Obligee Guarantor under any other provision hereof. Notwithstanding the foregoing, with respect to any Guarantor incorporated under the laws of Singapore (each, a “Singaporean Guarantor”), any Indebtedness of Borrower or any Guarantor now or hereafter held by any Singaporean Guarantor is hereby subordinated in right of payment to the Guaranteed Obligations, and any such Indebtedness collected or received by any Singaporean Guarantor after an Event of Default has occurred and is continuing (up to the aggregate amount which may be or become payable as Guaranteed Obligations) shall be held in trust for Administrative Agent on behalf of Beneficiaries and shall forthwith be paid over to Administrative Agent for the benefit of Beneficiaries to be credited and applied against the Guaranteed Obligations but without affecting, impairing or limiting in any manner the liability of such Singaporean Guarantor under any other provision hereof, and it is agreed that nothing in this Section 7.7 is intended to create a charge or other Lien.

7.8 Continuing Guaranty. This Guaranty is a continuing guaranty and shall remain in effect until all of the Guaranteed Obligations shall have been paid in full and the Revolving Commitments shall have terminated and all Letters of Credit shall have expired or been cancelled. Each Guarantor hereby irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guaranteed Obligations.

7.9 Authority of Guarantors or Borrower. It is not necessary for any Beneficiary to inquire into the capacity or powers of any Guarantor or Borrower or the officers, directors or any agents acting or purporting to act on behalf of any of them.

7.10 Financial Condition of Borrower. Any Credit Extension may be made to Borrower or continued from time to time, and any Hedge Agreements or Cash Management Agreements may be entered into from time to time, in each case without notice to or authorization from any Guarantor regardless of the financial or other condition of Borrower at the time of any such grant or continuation or at the time such Hedge Agreement or Cash Management Agreement is entered into, as the case may be. No Beneficiary shall have any obligation to disclose or discuss with any Guarantor its assessment, or any Guarantor’s assessment, of the financial condition of Borrower. Each Guarantor has adequate means to obtain information from Borrower on a continuing basis concerning the financial condition of Borrower and its ability to perform its obligations under the Credit Documents and the Hedge Agreements and the Cash Management Agreements, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of Borrower and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations. Each Guarantor hereby waives and relinquishes any duty on the part of any Beneficiary to disclose any matter, fact or thing relating to the business, operations or conditions of Borrower now known or hereafter known by any Beneficiary.

7.11 Bankruptcy, etc.

(a) So long as any Guaranteed Obligations remain outstanding, no Guarantor shall, without the prior written consent of Administrative Agent acting pursuant to the instructions of Requisite Lenders, commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency case, application or proceeding of or against Borrower or any other Guarantor. The obligations of Guarantors hereunder shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any case, application or proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Borrower or any other Guarantor or by any defense which Borrower or any other Guarantor may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.

(b) Each Guarantor acknowledges and agrees that any interest on any portion of the Guaranteed Obligations which accrues after the commencement of any case, application or proceeding referred to in clause (a) above (or, if interest on any portion of the Guaranteed Obligations ceases to accrue by operation of law by reason of the commencement of such case, application or proceeding, such interest as would have accrued on such portion of the Guaranteed Obligations if such case, application or proceeding had not been commenced) shall be included in the Guaranteed Obligations because it is the intention of Guarantors and Beneficiaries that the Guaranteed Obligations which are guaranteed by Guarantors pursuant hereto should be determined without regard to any rule of law or order which may relieve Borrower of any portion of such Guaranteed Obligations. Guarantors will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar Person to pay Administrative Agent, or allow the claim of Administrative Agent in respect of, any such interest accruing after the date on which such case, application or proceeding is commenced.

(c) In the event that all or any portion of the Guaranteed Obligations are paid by Borrower, the obligations of Guarantors hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from any Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guaranteed Obligations for all purposes hereunder.

7.12 Discharge of Guaranty upon Sale of Guarantor. If all of the Equity Interests of any Guarantor or any of its successors in interest hereunder shall be sold or otherwise disposed of (including by merger, amalgamation or consolidation) in accordance with the terms and conditions hereof, the Guaranty of such Guarantor or such successor in interest, as the case may be, hereunder shall automatically be discharged and released without any further action by any Beneficiary or any other Person effective as of the time of such Asset Sale.

7.13 Swiss Guarantee Limitations. Notwithstanding anything to the contrary in this Agreement or any other Credit Document, the following limitations shall apply to any Swiss Guarantor:

(a) If complying with the obligations of the Swiss Guarantor under the guarantee (including for the avoidance of doubt, any restrictions of the Swiss Guarantor’s rights of set-off and/or subrogation or its duties to subordinate or waive claims, if any) would constitute a repayment of capital (Einlagerückgewähr), a violation of the legally protected reserves (gesetzlich geschützte Reserven) or the payment of a (constructive) dividend (Gewinnausschüttung) by the Swiss Guarantor or would otherwise be restricted under Swiss corporate law then applicable (the “Restricted Obligations”), the aggregate liability of the Swiss Guarantor for Restricted Obligations shall not exceed the amount of the Swiss Guarantor’s freely disposable equity in accordance with Swiss law, being the total assets of the relevant Swiss Guarantor less the total of (1) the aggregate of the relevant Swiss Guarantor’s liabilities, (2) the aggregate share capital and (3) statutory reserves (including reserves for own shares and revaluations as well as capital surplus (agio) to the extent such reserves cannot be transferred into unrestricted, distributable reserves (the “Maximum Amount”). The amount of freely disposable equity shall be determined on the basis of an audited interim balance sheet as set out in clause (b)(ii) below. This limitation shall only apply to the extent that it is a requirement under applicable Swiss mandatory law at the time the Swiss Guarantor is required to perform its guarantee obligations under the Credit Documents. Such limitation shall not free the Swiss Guarantor from its obligations in excess thereof, but merely postpone the performance date therefor until such time as performance is again permitted notwithstanding such limitation.

(b) Immediately after having been requested to make any payments or otherwise perform Restricted Obligations under the guarantee, the Swiss Guarantor shall, and any parent company of the Swiss Guarantor being a party to this Agreement shall procure that, the Swiss Guarantor will:

(i) perform any Restricted Obligations which are not affected by the above limitations and take and cause to be taken all and any action, including, without limitation, (1) the passing of any shareholders’ resolutions to approve any payment or other performance under this Agreement or any other Credit Document and (2) the obtaining of any confirmations which may be required as a matter of Swiss mandatory law in force at the time the Swiss Guarantor is required to make a payment or perform other obligations under this Agreement or any other Credit Document, in order to allow a prompt payment of amounts owed by the Swiss Guarantor under this Agreement or any other Credit Document as well as the performance by the Swiss Guarantor of other obligations there related with a minimum of limitations; and

(ii) in respect of any balance, if and to the extent requested by the Collateral Agent or required under then applicable Swiss law, provide the Collateral Agent with an interim balance sheet audited by the statutory auditors of the Swiss Guarantor setting out the Maximum Amount, take such further corporate and other action as may be required by law (such as board and shareholders’ approvals and the receipt of any confirmations from the Swiss Guarantor’s statutory auditors) and other measures necessary to allow the Swiss Guarantor to make the payments agreed hereunder with a minimum of limitations and, immediately thereafter, pay up to the Maximum Amount to the Collateral Agent.

(c) If the enforcement of the obligations of the Swiss Guarantor under the Credit Documents would be limited due to the effects referred to in this Agreement, the Swiss Guarantor shall further, to the extent permitted by applicable law and Swiss accounting standards and upon request by the Collateral Agent, write up or sell any of its assets that are shown in its balance sheet with a book value that is significantly lower than the market value of the assets, in case of sale, however, only if such assets are not necessary for the Swiss Guarantor’s business (nicht betriebsnotwendig) and such sale is permitted under the Credit Documents.

(d) To the extent required by applicable law, including double tax treaties, in force at the time, the Swiss Guarantor is required to make a payment under this Agreement it shall:

(i) use its best efforts to ensure that such payments can be made without deduction of Swiss Withholding Tax, or with deduction of Swiss Federal Withholding Tax at a reduced rate, by discharging the liability to such tax by notification pursuant to applicable law (including tax treaties) rather than payment of the tax;

(ii) deduct the Swiss Federal Withholding Tax at such rate (being 35% on the date hereof) as in force from time to time if the notification procedure pursuant to sub-paragraph (i) above does not apply; or shall deduct the Swiss Federal Withholding Tax at the reduced rate resulting after discharge of part of such tax by notification if the notification procedure pursuant to sub-paragraph (i) applies for a part of the Swiss Federal Withholding Tax only; and shall pay within the time allowed any such taxes deducted to the Swiss Federal Tax Administration; and

(iii) notify and provide evidence to the Collateral Agent that the Swiss Federal Withholding Tax has been paid to the Swiss Federal Tax Administration.

(e) To the extent such deduction is made, and to the extent the maximum amount of freely disposable shareholder equity pursuant to this Agreement is not fully utilized, the Swiss Guarantor shall be required to pay an additional amount so that after making any required deduction of Swiss Federal Withholding Tax the aggregate net amount paid to the Lenders is equal to the amount which would have been paid if no deduction of Swiss Federal Withholding Tax had been required, provided that the aggregate amount paid (and including amounts withheld) shall in any event be limited to the maximum amount of freely disposable shareholder equity pursuant to this Agreement.

(f) The Swiss Guarantor shall use its reasonable efforts to ensure that any Person which is, as a result of a deduction of Swiss Federal Withholding Tax, entitled to a full or partial refund of the Swiss Federal Withholding Tax, will, as soon as possible after the deduction of the Swiss Federal Withholding Tax,

(i) request a refund of the Swiss Federal Withholding Tax under any applicable law (including double tax treaties), and

(ii) pay to the Collateral Agent upon receipt any amount so refunded (and after deduction of any tax) if so required under the guarantee or the Indenture and to the extent legally permissible.

(g) Notwithstanding anything to the contrary in the Credit Documents, the limitation set out in this Section 7.13 shall apply to the aggregate of all securities, whether guarantees, pledges, security assignments, or otherwise, granted or to be granted by the Swiss Guarantor.

SECTION 8. EVENTS OF DEFAULT

8.1 Events of Default. If any one or more of the following conditions or events shall occur:

(a) Failure to Make Payments When Due. Failure by Borrower to pay (i) when due any installment of principal of any Loan, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise; (ii) when due any amount payable to any Issuing Bank in reimbursement of any drawing under a Letter of Credit; or (iii) any interest on any Loan or any fee or any other amount due hereunder within three days after the date due; or

(b) Default in Other Agreements. (i) Failure of any Credit Party or any of their respective Subsidiaries to pay when due any principal of or interest on or any other amount, including any payment in settlement, payable in respect of one or more items of Indebtedness (other than Indebtedness referred to in Section 8.1(a)) in an individual principal amount (or Net Mark-to-Market Exposure) of $100,000,000 or with an aggregate principal amount (or Net Mark-to-Market Exposure) of $100,000,000 or more, in each case beyond the grace period, if any, provided therefor; or (ii) breach or default by any Credit Party with respect to any other material term of (1) one or more items of Indebtedness in the individual or aggregate principal amounts (or Net Mark-to-Market Exposure) referred to in clause (i) above or (2) any loan agreement, mortgage, indenture or other agreement relating to such item(s) of Indebtedness, in each case beyond the grace period, if any, provided therefor, if the effect of such breach or default is to cause, or to permit the holder or holders of that Indebtedness (or a trustee on behalf of such holder or holders), to cause, that Indebtedness to become or be declared due and payable (or redeemable) prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be; or

(c) Breach of Certain Covenants. Failure of any Credit Party to perform or comply with any term or condition contained in Section 2.6, Section 5.1(e), Section 5.2 or Section 6, provided that a Default as a result of a breach of Section 6.7 (a “Financial Covenant Event of Default”) shall not constitute an Event of Default with respect to any Term Loans, Extended Term Loans and/or New Term Loans unless and until the Revolving Credit Lenders have declared all amounts outstanding with respect to the Revolving Commitments, Revolving Loans or other Revolving Exposure of the Revolving Credit Lenders to be immediately due and payable and all outstanding Revolving Commitments to be immediately terminated, in each case in accordance with this Agreement; or

(d) Breach of Representations, Etc. Any representation, warranty, certification or other statement made or deemed made by any Credit Party in any Credit Document or in any statement or certificate at any time given by any Credit Party or any of its Subsidiaries in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect as of the date made or deemed made; or

(e) Other Defaults Under Credit Documents. Any Credit Party shall default in the performance of or compliance with any term contained herein or any of the other Credit Documents, other than any such term referred to in any other Section of this Section 8.1, and such default shall not have been remedied or waived within thirty days after the earlier of (i) an officer of such Credit Party becoming aware of such default or (ii) receipt by Borrower of notice from Administrative Agent or any Lender of such default; or

(f) Involuntary Bankruptcy; Appointment of Receiver, etc. (i) A court of competent jurisdiction shall enter a decree or order for relief in respect of Borrower or any of its Subsidiaries (other than any Immaterial Subsidiaries) in an involuntary case under any Insolvency Law, which decree or order is not stayed; or any other similar relief shall be granted under any Applicable Law; or (ii) an involuntary case or proceeding (including the filing of any notice of intention in respect thereof) shall be commenced against Borrower or any of its Subsidiaries (other than any Immaterial Subsidiaries) under any Insolvency Law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, receiver-manager, administrative receiver, administrator, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Borrower or any of its Subsidiaries (other than any Immaterial Subsidiaries), or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee, custodian or similar officer of Borrower or any of its Subsidiaries (other than any Immaterial Subsidiaries) for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of Borrower or any of its Subsidiaries (other than any Immaterial Subsidiaries), and any such event described in this clause (ii) shall continue for sixty days without having been dismissed, bonded or discharged; or

(g) Voluntary Bankruptcy; Appointment of Receiver, etc. (i) Borrower or any of its Subsidiaries (other than any Immaterial Subsidiaries) shall have an order for relief entered with respect to it or shall file a petition or application seeking any relief or shall otherwise commence a voluntary case or proceeding under any Insolvency Law, or shall consent to, or fail to contest in a timely manner the commencement of, or the entry of an order for relief in an involuntary case or proceeding, or to the conversion of an involuntary case to a voluntary case or proceeding, under any such law, or shall consent to, or fail to contest in a timely manner, the commencement of, or the appointment of or taking possession by a receiver, receiver-manager, trustee, custodian or other similar officer for all or a substantial part of its property; or Borrower or any of its Subsidiaries (other than any Immaterial Subsidiaries) shall make any assignment for the benefit of creditors; or (ii) Borrower or any of its Subsidiaries (other than any Immaterial Subsidiaries) shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due or is otherwise insolvent; or the board of directors (or similar governing body) of Borrower or any of its Subsidiaries (other than any Immaterial Subsidiaries) (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to herein or in Section 8.1(f); or

(h) Judgments and Attachments. Any money judgment, writ or warrant of attachment or similar process involving an amount in excess of $100,000,000 individually or in the aggregate at any time (in either case to the extent not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage) shall be entered or filed against Borrower, any of its Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of sixty days (or in any event later than five days prior to the date of any proposed sale thereunder); or

(i) Dissolution. Any order, judgment or decree shall be entered against any Credit Party decreeing the dissolution, winding-up or split-up of such Credit Party and such order shall remain undischarged or unstayed for a period in excess of thirty days; or

(j) Employee Benefit Plans. There shall occur one or more ERISA Events that have had or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; or

(k) Canadian Employee Benefit Plans. (x) There shall occur one or more Canadian Pension Plan Termination Events that have had or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (y) a Canadian Credit Party fails to make a required contribution to or payment under any Canadian Pension Plan when due and such failure has had or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; or

(l) Change of Control. A Change of Control shall occur; or

(m) Guaranties, Collateral Documents and Other Credit Documents. At any time after the execution and delivery thereof, (i) the Guaranty for any reason, other than the satisfaction in full of all Obligations, shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared to be null and void or any Guarantor shall repudiate its obligations thereunder, (ii) this Agreement or any Collateral Document ceases to be in full force and effect (other than by reason of a release of Collateral in accordance with the terms hereof or thereof or the satisfaction in full of the Obligations (other than Obligations in respect of any Hedge Agreement or Cash Management Agreement) in accordance with the terms hereof) or shall be declared null and void, or Collateral Agent shall not have or shall cease to have a valid and perfected Lien in any Collateral purported to be covered by the Collateral Documents with the priority required by the relevant Collateral Document, in each case for any reason other than the failure of Collateral Agent or any Secured Party to take any action within its control, or (iii) any Credit Party shall contest the validity or enforceability of any Credit Document in writing or deny in writing that it has any further liability, including with respect to future advances by Lenders, under any Credit Document to which it is a party or shall contest the validity or perfection of any Lien in any portion of the Collateral purported to be covered by the Collateral Documents,

THEN, (1) upon the occurrence of any Event of Default described in Section 8.1(f) or 8.1(g) with respect to Borrower, automatically, and (2) upon the occurrence and during the continuance of any other Event of Default, at the request of (or with the consent of) Requisite Lenders, upon notice to Borrower by Administrative Agent, (A) the Revolving Commitments, if any, of each Lender having such Revolving Commitments and the obligation of Issuing

~~Bank~~Banks to issue any Letter of Credit shall immediately terminate; (B) each of the following shall immediately become due and payable, in each case without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by each Credit Party: (I) the unpaid principal amount of and accrued interest on the Loans, (II) an amount equal to the maximum amount that may at any time be drawn under all Letters of Credit then outstanding (regardless of whether any beneficiary under any such Letter of Credit shall have presented, or shall be entitled at such time to present, the drafts or other documents or certificates required to draw under such Letters of Credit), to be held as security for Borrower’s reimbursement Obligations in respect of Letters of Credit then outstanding and (III) all other Obligations (other than Hedge Agreements and Cash Management Agreements unless and to the extent such agreements are independently declared due and payable in accordance with their respective terms); provided, the foregoing shall not affect in any way the obligations of Lenders under Section 2.3(b)(v) or Section 2.4(e); and (C) Administrative Agent may cause Collateral Agent to enforce any and all Liens and security interests created pursuant to Collateral Documents.

SECTION 9. AGENTS

9.1 Appointment of Agents. J.P. Morgan and Morgan Stanley are hereby appointed Co-Syndication Agents hereunder, and each Lender hereby authorizes J.P. Morgan and Morgan Stanley to act as Co-Syndication Agents in accordance with the terms hereof and the other Credit Documents. Barclays is hereby appointed Administrative Agent and Collateral Agent hereunder and under the other Credit Documents and each Lender hereby authorizes Barclays to act as Administrative Agent and Collateral Agent in accordance with the terms hereof and of the other Credit Documents. Each Agent hereby agrees to act in its capacity as such upon the express conditions contained herein and the other Credit Documents, as applicable. The provisions of this Section 9 are solely for the benefit of Agents and Lenders and no Credit Party shall have any rights as a third party beneficiary of any of the provisions thereof. In performing its functions and duties hereunder, each Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Borrower or any of its Subsidiaries. Each Co-Syndication Agent, without consent of or notice to any party hereto, may assign any and all of its rights or obligations hereunder (in its capacity as a Co-Syndication Agent) to any of its Affiliates. As of the Third Restatement Date, each of J.P. Morgan and Morgan Stanley, in each of their capacities as a Co-Syndication Agent, shall not have any obligations but shall be entitled to all benefits of this Section 9. The Syndication Agents and any Agent described in clause (d) of the definition thereof may resign from such role at any time, with immediate effect, by giving prior written notice thereof to Administrative Agent and Borrower.

9.2 Powers and Duties. Each Lender irrevocably authorizes each Agent to take such action on such Lender’s behalf and to exercise such powers, rights and remedies hereunder and under the other Credit Documents as are specifically delegated or granted to such Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. Each Agent shall have only those duties and responsibilities that are expressly specified herein and the other Credit Documents. Each Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. No Agent shall have, by reason hereof or any of the other Credit Documents, a fiduciary relationship in respect of any Lender (except, in respect of Collateral Agent in its capacity as trustee under Section 9.8(a), to the extent such fiduciary relationship cannot lawfully be excluded); and nothing herein or any of the other Credit Documents, expressed or implied, is intended to or shall be so construed as to impose upon any Agent any obligations in respect hereof or any of the other Credit Documents except as expressly set forth herein or therein.

9.3 General Immunity.

(a) No Responsibility for Certain Matters. No Agent shall be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency hereof or any other Credit Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by any Agent to Lenders or by or on behalf of any Credit Party or to any Agent or any Lender in connection with the Credit Documents and the transactions contemplated thereby or for the financial condition or business affairs of any Credit Party or any other Person liable for the payment of any Obligations, nor shall any Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Credit Documents or as to the use of the

proceeds of the Loans or as to the existence or possible existence of any Event of Default or Default or to make any disclosures with respect to the foregoing. Anything contained herein to the contrary notwithstanding, Administrative Agent shall not have any liability arising from confirmations of the amount of outstanding Loans or the Letter of Credit Usage or the component amounts thereof.

(b) Exculpatory Provisions. No Agent nor any of its officers, partners, directors, employees or agents shall be liable to Lenders for any action taken or omitted by any Agent under or in connection with any of the Credit Documents except to the extent caused by such Agent’s gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction. Each Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection herewith or with any of the other Credit Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until such Agent shall have received instructions in respect thereof from Requisite Lenders (or such other Lenders as may be required to give such instructions under Section 10.5) and, upon receipt of such instructions from Requisite Lenders (or such other Lenders, as the case may be), such Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions. Without prejudice to the generality of the foregoing, (i) each Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Borrower and its Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or (where so instructed) refraining from acting hereunder or any of the other Credit Documents in accordance with the instructions of Requisite Lenders (or such other Lenders as may be required to give such instructions under Section 10.5).

(c) Delegation of Duties. Administrative Agent may perform any and all of its duties and exercise its rights and powers under this Agreement or under any other Credit Document by or through any one or more sub-agents appointed by Administrative Agent. Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates. The exculpatory, indemnification and other provisions of this Section 9.3 and of Section 9.6 shall apply to any of the Affiliates of Administrative Agent and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. All of the rights, benefits, and privileges (including the exculpatory and indemnification provisions) of this Section 9.3 and of Section 9.6 shall apply to any such sub-agent and to the Affiliates of any such sub-agent, and shall apply to their respective activities as sub-agent as if such sub-agent and Affiliates were named herein. Notwithstanding anything herein to the contrary, with respect to each sub-agent appointed by the Administrative Agent, (i) such sub-agent shall be a third party beneficiary under this Agreement with respect to all such rights, benefits and privileges (including exculpatory rights and rights to indemnification) and shall have all of the rights and benefits of a third party beneficiary, including an independent right of action to enforce such rights, benefits and privileges (including exculpatory rights and rights to indemnification) directly, without the consent or joinder of any other Person, against any or all of Credit Parties and the Lenders, (ii) such rights, benefits and privileges (including exculpatory rights and rights to indemnification) shall not be modified or amended without the consent of such sub-agent, and (iii) such sub-agent shall only have obligations to Administrative Agent and not to any Credit Party, Lender or any other Person and no Credit Party, Lender or any other Person shall have any rights, directly or indirectly, as a third party beneficiary or otherwise, against such sub-agent; provided that the Administrative Agent shall be responsible for the gross negligence, willful misconduct or bad faith of such sub-agent.

9.4 Agents Entitled to Act as Lender. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, any Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans and the Letters of Credit, each Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as if it were not performing the duties and functions delegated to it hereunder, and the term “Lender” shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity. Any Agent and its Affiliates may accept deposits from, lend money to, own securities of, and generally engage in any kind of banking, trust, financial advisory or other business with Borrower or any of its Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Borrower for services in connection herewith and otherwise without having to account for the same to Lenders.

9.5 Lenders’ Representations, Warranties and Acknowledgment.

(a) Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of Borrower and its respective Subsidiaries in connection with Credit Extensions hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of Borrower and its Subsidiaries. No Agent shall have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and no Agent shall have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders.

(b) Each Lender, by delivering its signature page to this Agreement, or an Assignment Agreement or a Joinder Agreement and funding its Tranche A Term Loans, Tranche B Term Loans, New Term Loans and/or Revolving Loans shall be deemed to have acknowledged receipt of, and consented to and approved, each Credit Document and each other document required to be approved by any Agent, Requisite Lenders or Lenders, as applicable on the Original Closing Date, on the First Restatement Date, on the Second Restatement Date, on the Second Amendment and Restatement Joinder Date, on the Third Restatement Date or as of the date of funding of such New Term Loans and/or Revolving Loans.

9.6 Right to Indemnity. Each Lender, in proportion to its Pro Rata Share, severally agrees to indemnify each (a) Agent, their Affiliates and their respective officers, partners, directors, trustees, employees and agents of each Agent and (b) Issuing ~~Bank~~Banks, their Affiliates and their respective officers, partners, directors, trustees, employees and agents of Issuing ~~Bank~~Banks (each, an “Indemnitee Agent Party”), to the extent that such Indemnitee Agent Party shall not have been reimbursed by any Credit Party, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Indemnitee Agent Party in exercising its powers, rights and remedies or performing its duties hereunder or under the other Credit Documents or otherwise in its capacity as such Agent or Issuing Bank in any way relating to or arising out of this Agreement or the other Credit Documents, in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of such Indemnitee Agent Party; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Indemnitee Agent Party’s gross negligence or willful misconduct as determined by a final, non-appealable judgment of a court of competent jurisdiction. If any indemnity furnished to any Indemnitee Agent Party for any purpose shall, in the opinion of such Indemnitee Agent Party, be insufficient or become impaired, such Indemnitee Agent Party may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided that in no event shall this sentence require any Lender to indemnify any Indemnitee Agent Party against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Lender’s Pro Rata Share thereof; and provided further that this sentence shall not be deemed to require any Lender to indemnify any Indemnitee Agent Party against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement described in the proviso in the immediately preceding sentence.

9.7 Successor Administrative Agent, Collateral Agent and Swing Line Lender.

(a) Administrative Agent shall have the right to resign at any time by giving prior written notice thereof to Lenders and Borrower, and Administrative Agent may be removed at any time with or without cause by an instrument or concurrent instruments in writing delivered to Borrower and Administrative Agent and signed by Requisite Lenders. Administrative Agent shall have the right to appoint a financial institution to act as Administrative Agent and/or Collateral Agent hereunder, subject to the reasonable satisfaction of Borrower (other than at any time an Event of Default shall have occurred and then be continuing) and the Requisite Lenders, and Administrative Agent’s resignation shall become effective on the earliest of (i) 30 days after delivery of the notice of resignation, (ii) the acceptance of such successor Administrative Agent by Borrower (other than at any time an Event of Default shall have occurred and then be continuing) and the Requisite Lenders or (iii) such other date, if any, agreed to by the Requisite Lenders. Upon any such notice of resignation or any such removal, if a successor Administrative Agent has not already been appointed by the retiring Administrative Agent, Requisite Lenders shall have the right, upon five Business Days’ notice to Borrower, to appoint a successor Administrative Agent. If neither

Requisite Lenders nor Administrative Agent have appointed a successor Administrative Agent, Requisite Lenders shall be deemed to have succeeded to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent; provided that, until a successor Administrative Agent is so appointed by Requisite Lenders or Administrative Agent, any collateral security held by Administrative Agent in its role as Collateral Agent on behalf of the Lenders or the Issuing ~~Bank~~Banks under any of the Credit Documents shall continue to be held by the retiring Collateral Agent as nominee until such time as a successor Collateral Agent is appointed. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Administrative Agent and the retiring or removed Administrative Agent shall promptly (i) transfer to such successor Administrative Agent all sums, Securities and other items of Collateral held under the Collateral Documents, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Administrative Agent under the Credit Documents, and (ii) execute and deliver to such successor Administrative Agent such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Administrative Agent of the security interests created under the Collateral Documents, whereupon such retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder. Except as provided above, any resignation or removal of Barclays or its successor as Administrative Agent pursuant to this Section shall also constitute the resignation or removal of Barclays or its successor as Collateral Agent. After any retiring or removed Administrative Agent’s resignation or removal hereunder as Administrative Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent hereunder. Any successor Administrative Agent appointed pursuant to this Section shall, upon its acceptance of such appointment, become the successor Collateral Agent for all purposes hereunder.

(b) In addition to the foregoing, Collateral Agent may resign at any time by giving prior written notice thereof to Lenders and the Grantors, and Collateral Agent may be removed at any time with or without cause by an instrument or concurrent instruments in writing delivered to the Grantors and Collateral Agent signed by Requisite Lenders. Administrative Agent shall have the right to appoint a financial institution as Collateral Agent hereunder, subject to the reasonable satisfaction of Borrower (other than at any time an Event of Default shall have occurred and then be continuing) and the Requisite Lenders and Collateral Agent’s resignation shall become effective on the earliest of (i) 30 days after delivery of the notice of resignation, (ii) the acceptance of such successor Collateral Agent by Borrower (other than at any time an Event of Default shall have occurred and then be continuing) and the Requisite Lenders or (iii) such other date, if any, agreed to by the Requisite Lenders. Upon any such notice of resignation or any such removal, Requisite Lenders shall have the right, upon five Business Days’ notice to Administrative Agent, to appoint a successor Collateral Agent. Until a successor Collateral Agent is so appointed by Requisite Lenders or Administrative Agent, any collateral security held by Collateral Agent on behalf of the Lenders or the Issuing ~~Bank~~Banks under any of the Credit Documents shall continue to be held by the retiring Collateral Agent as nominee until such time as a successor Collateral Agent is appointed. Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent under this Agreement and the Collateral Documents, and the retiring or removed Collateral Agent under this Agreement shall promptly (i) transfer to such successor Collateral Agent all sums, Securities and other items of Collateral held hereunder or under the Collateral Documents, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Collateral Agent under this Agreement and the Collateral Documents, and (ii) execute and deliver to such successor Collateral Agent or otherwise authorize the filing of such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Collateral Agent of the security interests created under the Collateral Documents, whereupon such retiring or removed Collateral Agent shall be discharged from its duties and obligations under this Agreement and the Collateral Documents. After any retiring or removed Collateral Agent’s resignation or removal hereunder as the Collateral Agent, the provisions of this Agreement and the Collateral Documents shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement or the Collateral Documents while it was the Collateral Agent hereunder.

(c) Any resignation or removal of Barclays or its successor as Administrative Agent pursuant to this Section shall also constitute the resignation or removal of Barclays or its successor as Swing Line Lender, and any successor Administrative Agent appointed pursuant to this Section shall, upon its acceptance of such appointment, become the successor Swing Line Lender for all purposes hereunder. In such event (i) Borrower shall prepay any outstanding Swing Line Loans made by the retiring or removed Administrative Agent in its capacity as Swing Line Lender, (ii) upon such prepayment, the retiring or removed Administrative Agent and Swing Line Lender shall surrender any Swing Line Note held by it to Borrower for cancellation, and (iii) Borrower shall issue, if so requested by successor Administrative Agent and Swing Line Loan Lender, a new Swing Line Note to the successor Administrative Agent and Swing Line Lender, in the principal amount of the Swing Line Sublimit then in effect and with other appropriate insertions.

9.8 Collateral Documents and Guaranty.

(a) Agents Under Collateral Documents and Guaranty. Each Secured Party hereby further authorizes Administrative Agent or Collateral Agent, as applicable, on behalf of and for the benefit of Secured Parties, to be the agent for and representative of Secured Parties with respect to the Guaranty, the Collateral and the Collateral Documents (including, for the avoidance of doubt, for the purposes of signing, entering into and taking any step under the Collateral Documents in the name and on behalf of the Secured Parties); provided that neither Administrative Agent nor Collateral Agent shall owe any fiduciary duty, duty of loyalty, duty of care, duty of disclosure or any other obligation whatsoever to any holder of Obligations with respect to any Hedge Agreement. Subject to Section 10.5, without further written consent or authorization from any Secured Party, Administrative Agent or Collateral Agent, as applicable may execute any documents or instruments necessary to (i) in connection with a sale or disposition of assets permitted by this Agreement, release any Lien encumbering any item of Collateral that is the subject of such sale or other disposition of assets or to which Requisite Lenders (or such other Lenders as may be required to give such consent under Section 10.5) have otherwise consented, (ii) release any Guarantor from the Guaranty pursuant to Section 7.12 or with respect to which Requisite Lenders (or such other Lenders as may be required to give such consent under Section 10.5) have otherwise consented ~~or~~, (iii) release any Guarantor designated as an Excluded Subsidiary (solely to the extent such Subsidiary is designated an Immaterial Subsidiary pursuant to clause (b) of the definition of Excluded Subsidiary) or Unrestricted Subsidiary from the Guaranty and any applicable Collateral Documents or (iv) in connection with any transaction permitted pursuant to Sections 6.1(f), 6.2(aa) or 6.2(bb), amend or otherwise modify (including by a waiver of any requirement or release thereof) any Collateral Document to provide for the applicable accounts (or amounts or assets held therein or credited thereto) to be released and treated as “Excluded Accounts” (as defined in the Second Amended and Restated Pledge and Security Agreement) (or the equivalent thereof (or provide equivalent treatment) with respect to any other applicable Collateral Documents) or to subordinate its Lien with respect to such accounts (or amounts or assets held therein or credit thereto). Collateral Agent further declares that it holds all Australian Collateral acquired by the Collateral Agent after the date hereof on trust for the benefit of the Secured Parties from time to time (it being understood that the provisions of this Section 9 apply to Collateral Agent in its capacity as trustee of such trust).

(b) Right to Realize on Collateral and Enforce Guaranty. Anything contained in any of the Credit Documents to the contrary notwithstanding, Borrower, Administrative Agent, Collateral Agent and each Secured Party hereby agree that (i) no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce the Guaranty, it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by Administrative Agent, on behalf of the Secured Parties in accordance with the terms hereof and all powers, rights and remedies under the Collateral Documents may be exercised solely by Collateral Agent, and (ii) in the event of a foreclosure by Collateral Agent on any of the Collateral pursuant to a public or private sale or other disposition, Collateral Agent or any Lender may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition and Collateral Agent, as agent for and representative of Secured Parties (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by Collateral Agent at such sale or other disposition.

(c) Rights Under Hedge Agreements and Cash Management Agreements. No Hedge Agreement or Cash Management Agreement will create (or be deemed to create) in favor of any Lender Counterparty that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Guarantor under the Credit Documents except as expressly provided in Section 10.5(c)(v) of this Agreement, Section 9.2 of the Second Amended and Restated Pledge and Security Agreement and the analogous sections of any other Collateral Documents. By accepting the benefits of the Collateral, such Lender Counterparty shall be deemed to have appointed Collateral Agent as its agent and agreed to be bound by the Credit Documents as a Secured Party, subject to the limitations set forth in this clause (c).

(d) Release of Collateral and Guarantees, Termination of Credit Documents. Notwithstanding anything to the contrary contained herein or any other Credit Document, when all Obligations (other than obligations in respect of any Hedge Agreement or Cash Management Agreement) have been paid in full, all Commitments have terminated or expired and no Letter of Credit shall be outstanding (unless the outstanding amounts under all such Letters of Credit have been cash collateralized in a manner reasonably satisfactory to Issuing ~~Bank~~Banks or, if satisfactory to each Issuing Bank in its sole discretion, a backstop Letter of Credit is in place), upon request of Borrower, (i) Collateral Agent shall (without notice to, or vote or consent of, any Lender, or any Affiliate of any Lender or any Lender Counterparty that is a party to any Hedge Agreement or Cash Management Agreement) take such actions as shall be required to release its security interest in all Collateral, and (ii) Administrative Agent shall (without notice to, or vote or consent of, any Lender, or any Affiliate of any Lender or any Lender Counterparty that is a party to any Hedge Agreement or Cash Management Agreement) take such actions as shall be required to release all guarantee obligations provided for in any Credit Document, whether or not on the date of such release there may be outstanding Obligations in respect of Hedge Agreements or Cash Management Agreements (and, subject to the next succeeding sentence, the provisions of Section 7 shall cease to apply). Any such release of guarantee obligations shall be deemed subject to the provision that such guarantee obligations shall be reinstated if after such release any portion of any payment in respect of the Obligations guaranteed thereby shall be rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payment had not been made. In addition, upon (a) any disposition of property permitted by this Agreement to a Person that is not a Credit Party, the Liens granted thereon shall be deemed to be automatically released and such property shall automatically revert to the applicable Grantor with no further action on the part of any Person, (b) the consummation of any transaction permitted by the Credit Agreement as a result of which a Guarantor ceases to be a Subsidiary of Borrower, such Guarantor shall automatically be released from its obligations hereunder and under the Collateral Documents and the guaranty and security interest in the Collateral of such Guarantor shall automatically be released or (c) the designation of any Guarantor (immediately prior to such designation) as an Excluded Subsidiary (solely to the extent such Subsidiary is designated an Immaterial Subsidiary pursuant to clause (b) of the definition of Excluded Subsidiary) or an Unrestricted Subsidiary, such Guarantor shall automatically be released from its obligations hereunder and under the Collateral Documents and the guaranty and security interest in the Collateral of such Guarantor shall automatically be released.

(e) Intercreditor and Subordination Agreements. Each Secured Party hereby further authorizes the Administrative Agent or Collateral Agent, as applicable, on behalf of and for the benefit of the Secured Parties, without the further consent or acquiescence of the Secured Parties, to (i) enter into intercreditor agreements and/or make amendments to Collateral Documents, in each case, required under, or in connection with, any Indebtedness permitted under Sections 6.1(q), (r) or (s) that is secured by a Lien ranking pari passu with the Liens securing the Obligations, in each case in form and substance reasonably satisfactory to the Administrative Agent or Collateral Agent, as applicable~~.~~ and/or (ii) enter into subordination or similar agreements (including amendments to, or modification or releases of, deposit account control agreements (or similar agreements or arrangements or other forms of bank or securities account pledges)) or take similar actions to permit the Borrower and/or its Subsidiaries to effectuate transactions permitted by Sections 6.1(f), 6.2(aa) and/or 6.2(bb).

9.9 Withholding Taxes. To the extent required by any Applicable Law, Administrative Agent may withhold from any payment to any Lender (which term shall include Swing Line Lender and each Issuing Bank for purposes of this Section 9.9) an amount equivalent to any applicable withholding tax. If the Internal Revenue Service or any other Governmental Authority asserts a claim that Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender because the appropriate form was not delivered or was not properly executed or because such Lender failed to notify Administrative Agent of a change in circumstance which rendered the exemption from, or reduction of, withholding tax ineffective or for any other reason, such Lender shall indemnify fully and hold harmless Administrative Agent (to the extent that the Administrative Agent has not already been reimbursed by Borrower pursuant to Section 2.20 and without limiting or expanding the obligation of Borrower to do so) for all amounts paid, directly or indirectly, by the Administrative Agent as Taxes or otherwise, together with all expenses incurred, including legal expenses and any other out-of-pocket expenses, whether or not such Tax was correctly or legally imposed or asserted by the relevant governmental authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. The agreements in this Section 9.9 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of the Agreement and the repayment, satisfaction or discharge of all other Obligations.

9.10 Quebec Security. To the extent that any Canadian Credit Party now or in the future is required to grant security pursuant to the laws of the Province of Quebec, each Agent (other than the Collateral Agent) and Lender acting for itself and on behalf of all present and future Affiliates of such Agent or Lender that are or become a Lender Counterparty, hereby irrevocably authorizes and appoints the Collateral Agent to act as the hypothecary representative (fondé de pouvoir) (within the meaning of Article 2692 of the Civil Code of Quebec) in order to hold any hypothec granted under the laws of the Province of Quebec as security for any debenture, bond or other title of indebtedness that may be issued by any Canadian Credit Party (or as security in respect of any Obligations) and to exercise such rights and duties as are conferred upon a fondé de pouvoir under the relevant deed of hypothec and applicable laws (with the power to delegate any such rights or duties). Moreover, in respect of any pledge by any such Canadian Credit Party of any such debenture, bond or other title of indebtedness as security in respect of any Obligations, the Collateral Agent shall also be authorized to hold such debenture, bond or other title of indebtedness as agent, mandatary, custodian and pledgee for the benefit of the Agents, the Lenders and the Lender Counterparties, the whole notwithstanding the provisions of Section 32 of the An Act respecting the Special Powers of Legal Persons (Quebec). The execution prior to the date hereof by the Collateral Agent (or its predecessor in such capacity) of any deed of hypothec or other security documents made pursuant to the laws of the Province of Quebec, is hereby ratified and confirmed. Any person who becomes a Lender, Issuing Bank, an Agent or a Lender Counterparty shall be deemed to have consented to and ratified the foregoing appointment of each of the Collateral Agent as fondé de pouvoir, agent, mandatary and custodian on behalf of all Agents, Issuing Banks, Lenders and the Lender Counterparties, including such person. For greater certainty, the Collateral Agent, when acting as the hypothecary representative (fondé de pouvoir), shall have the same rights, powers, immunities, indemnities and exclusions from liability as are prescribed in favour of the Collateral Agent in this Agreement, which shall apply mutatis mutandis. In the event of the resignation and appointment of a successor Collateral Agent, such successor of the Collateral Agent shall also act as the hypothecary representative (fondé de pouvoir) without any further action or formality, and as agent, mandatary and custodian for the purposes set forth above. Without limiting the foregoing, none of such Lenders shall have or be deemed to have a fiduciary relationship with any Lender. The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Administrative Agent) authorized to act for, any other Lender.

9.11 German Security.

(a) For the purposes of any German Security (where “German Security” means any security interest created under the Collateral Documents governed by German law) in addition to the provision set out in this Section 9 above, the specific provisions set out in paragraphs (b) to (g) of this Section 9.11 shall be applicable. In the case of any inconsistency, the provisions set out in paragraphs (b) to (g) of this Section 9.11 shall prevail. The provisions set out in paragraph (b) to (g) of this Section 9.11 shall not constitute a trust pursuant to the laws of the State of New York but a fiduciary relationship (Treuhand) within the meaning of German law.

(b) With respect to any German Security constituted by non–accessory (nicht akzessorische) security interests, the Collateral Agent shall hold, administer and, as the case may be, enforce or release that German Security in its own name, but for the account of the Secured Parties.

(c) With respect to any German Security constituted by accessory (akzessorische) security interests, the Collateral Agent shall administer and, as the case may be, enforce or release that German Security in the name of and for and on behalf of the Secured Parties and shall hold, administer and, as the case may be, enforce or release that German Security in its own name on the basis of its own rights under Section 10.32 (Parallel Debt (Germany)).

(d) Each Secured Party (other than the Collateral Agent) hereby instructs and authorizes the Collateral Agent (with the right of sub delegation) to act as its agent (Stellvertreter) and in particular (without limitation) to enter into and amend any documents evidencing German Security and to make and accept all declarations and take all actions it considers necessary or useful in connection with any German Security on behalf of that Secured Party. The Collateral Agent shall further be entitled to enforce or release any German Security, to perform any rights and obligations under any documents evidencing German Security and to execute new and different documents evidencing or relating to the German Security.

(e) At the request of the Collateral Agent, each Secured Party shall provide the Collateral Agent with a separate written power of attorney (Spezialvollmacht) for the purposes of executing any agreements and documents or otherwise acting on their behalf. Each Secured Party hereby ratifies and approves all acts previously done by the Collateral Agent on such Secured Party’s behalf.

(f) Each Secured Party hereby releases the Collateral Agent from the restrictions imposed by Section 181 German Civil Code (Bürgerliches Gesetzbuch) and similar restrictions applicable to it pursuant to any other law, in each case to the extent legally possible to that Secured Party. A Secured Party which is barred by its constitutional documents or by laws from granting such exemption shall notify the Collateral Agent accordingly.

(g) The Collateral Agent accepts its appointment as agent and administrator of the German Security on the terms and subject to the conditions set out in this Agreement and the Secured Parties, the Collateral Agent and all other parties to this Agreement agree that, in relation to any German Security, no Secured Party (other than the Collateral Agent in that capacity) shall exercise any independent power to enforce any German Security or take any other action in relation to the enforcement of the German Security, or make or receive any declarations in relation thereto.

9.12 Belgian Security. Each Lender appoints the Collateral Agent to act as its agent (vertegenwoordiger/représentant) for the purposes of the Belgian law of 15 December 2004 on financial collateral, as amended from time to time and any other applicable legislation.

SECTION 10. MISCELLANEOUS

10.1 Notices.

(a) Notices Generally. Any notice or other communication herein required or permitted to be given to a Credit Party, Co-Syndication Agent, Collateral Agent, Administrative Agent or Swing Line Lender, shall be sent to such Person’s address as set forth on Appendix B or in the other relevant Credit Document, and in the case of any Issuing Bank or Lender, the address as indicated on Appendix B or otherwise indicated to Administrative Agent in writing. Except as otherwise set forth in Section 3.3(b) or paragraph (b) below, each notice hereunder shall be in writing and may be personally served or sent by telefacsimile (except for any notices sent to Administrative Agent) or United States mail or Canada Post or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile, or three Business Days after depositing it in the United States mail or Canada Post with postage prepaid and properly addressed; provided that no notice to any Agent shall be effective until received by such Agent; provided further that any such notice or other communication shall at the request of the Administrative Agent be provided to any sub-agent appointed pursuant to Section 9.3(c) hereto as designated by the Administrative Agent from time to time.

(b) Electronic Communications. (1) Notices and other communications to Lenders and the Issuing ~~Bank~~Banks hereunder may be delivered or furnished by electronic communication (including e mail and Internet or intranet websites, including the Platform) pursuant to procedures approved by Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or ~~the~~any Issuing Bank pursuant to Section 2 if such Lender or Issuing Bank, as applicable, has notified Administrative Agent that it is incapable of receiving notices under such Section by electronic communication. Administrative Agent or Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(2) Each Credit Party understands that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution and agrees and assumes the risks associated with such electronic distribution, except to the extent caused by the willful misconduct or gross negligence of Administrative Agent, as determined by a final, non-appealable judgment of a court of competent jurisdiction.

(3) The Platform and any Approved Electronic Communications are provided “as is” and “as available.” None of the Agents nor any of their respective officers, directors, employees, agents, advisors or representatives (the “Agent Affiliates”) warrant the accuracy, adequacy, or completeness of the Approved Electronic Communications or the Platform and each expressly disclaims liability for errors or omissions in the Platform and the Approved Electronic Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects is made by the Agent Affiliates in connection with the Platform or the Approved Electronic Communications.

(4) Each Credit Party, each Lender, each Issuing Bank and each Agent agrees that Administrative Agent may, but shall not be obligated to, store any Approved Electronic Communications on the Platform in accordance with Administrative Agent’s customary document retention procedures and policies.

(5) Any notice of Default or Event of Default may be provided by telephone if confirmed promptly thereafter by delivery of written notice thereof.

(c) Private Side Information Contacts. Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and Applicable Law, including United States federal and state securities laws, to make reference to information that is not made available through the “Public Side Information” portion of the Platform and that may contain Non-Public Information with respect to Borrower, its Subsidiaries or their securities for purposes of Applicable Law, including United States federal or state securities laws.

10.2 Expenses. Whether or not the transactions contemplated hereby shall be consummated, Borrower agrees to pay promptly (a) all the actual and reasonable out-of-pocket costs and expenses incurred in connection with the negotiation, preparation and execution of the Credit Documents and any consents, amendments, waivers or other modifications thereto; (b) all the reasonable out-of-pocket costs of furnishing all opinions by counsel for Borrower and the other Credit Parties; (c) the reasonable and documented out-of-pocket fees, expenses and disbursements of counsel to Agents and Issuing ~~Bank~~Banks in connection with the negotiation, preparation, execution and administration of the Credit Documents and any consents, amendments, waivers or other modifications thereto and any other documents or matters requested by Borrower; (d) all the actual costs and reasonable out-of-pocket expenses of creating, perfecting, recording, maintaining and preserving Liens in favor of Collateral Agent, for the benefit of Secured Parties, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, title insurance premiums and reasonable fees, expenses and disbursements of counsel to each Agent and of counsel providing any opinions that any Agent or Requisite Lenders may request in respect of the Collateral or the Liens created pursuant to the Collateral Documents; (e) all the actual costs and reasonable out-of-pocket fees, expenses and disbursements of any auditors, accountants, consultants or appraisers; (f) all the actual costs and reasonable out-of-pocket expenses (including the reasonable fees, expenses and disbursements of any appraisers, consultants, advisors and agents employed or retained by Collateral Agent and its counsel) in connection with the custody or preservation of any of the Collateral; (g) all other actual and reasonable out-of-pocket costs and expenses incurred by each Agent or Issuing Bank in connection with the syndication of the Loans, including for purposes of this Section 10.2, Letters of Credit and Commitments and the transactions contemplated by the Credit Documents and any consents, amendments, waivers or other modifications thereto; and (h) after the occurrence of a Default or an Event of Default, all out-of-pocket costs and expenses, including reasonable attorneys’ fees and costs of settlement, incurred by any Agent, Issuing ~~Bank~~Banks and Lender in enforcing any Obligations of or in collecting any payments due from any Credit Party hereunder or under the other Credit Documents by reason of such Default or Event of Default (including in connection with the sale, lease or license of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranty) or in connection with any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a “work-out” or pursuant to any insolvency or bankruptcy cases or proceedings.

10.3 Indemnity.

(a) In addition to the payment of expenses pursuant to Section 10.2, whether or not the transactions contemplated hereby shall be consummated, each Credit Party agrees to defend indemnify, pay and hold harmless each Agent, Issuing Bank and Lender and the officers, partners, members, directors, trustees, advisors, employees, agents, sub-agents and Affiliates of each Agent, Issuing Bank and each Lender (each, an “Indemnitee”), from and against any and all Indemnified Liabilities, in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of such Indemnitee; provided that no Credit Party shall have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise from the gross negligence or willful misconduct of that Indemnitee, in each case as determined by a final, non-appealable judgment of a court of competent jurisdiction, or if such Indemnified Liabilities result from any action, suit or proceeding in contract brought by a Credit Party for direct damages (as opposed to special, indirect, consequential or punitive damages) against such Indemnitee for a material breach by such Indemnitee of its obligations under any Credit Document that is determined in favor of such Credit Party by a final, non-appealable judgment of a court of competent jurisdiction. To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this Section 10.3 apply but are unenforceable in whole or in part because they are violative of any law or public policy, the applicable Credit Party shall contribute the maximum portion that it is permitted to pay and satisfy under Applicable Law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

(b) To the extent permitted by Applicable Law, no Credit Party shall assert, and each Credit Party hereby waives, any claim against each Lender, each Agent, Issuing Bank, Arranger and their respective Affiliates, directors, employees, attorneys, agents or sub-agents, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement) arising out of, in connection with, as a result of, or in any way related to, this Agreement or any Credit Document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof or any act or omission or event occurring in connection therewith, and each Credit Party hereby waives, releases and agrees not to sue upon any such claim or any such damages, whether or not accrued and whether or not known or suspected to exist in its favor. No Indemnitee referred to above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Credit Documents or the transactions contemplated hereby or thereby.

10.4 Set-Off. In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, upon the occurrence of any Event of Default each Lender is hereby authorized by each Credit Party at any time or from time to time subject to the consent of Administrative Agent (such consent not to be unreasonably withheld or delayed), to set-off and to appropriate and to apply any and all deposits (general or special, including Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts (in whatever currency)) and any other Indebtedness at any time held or owing by such Lender to or for the credit or the account of any Credit Party (in whatever currency) against and on account of the obligations and liabilities of any Credit Party to such Lender hereunder, the Letters of Credit and participations therein and under the other Credit Documents, including all claims of any nature or description arising out of or connected hereto, the Letters of Credit and participations therein or with any other Credit Document, irrespective of whether or not (a) such Lender shall have made any demand hereunder or (b) the principal of or the interest on the Loans or any amounts in respect of the Letters of Credit or any other amounts due hereunder shall have become due and payable pursuant to Section 2 and although such obligations and liabilities, or any of them, may be contingent or unmatured. The applicable Lender shall notify Borrower and Administrative Agent of such set-off and application, provided that any failure or any delay in giving such notice shall not affect the validity of any such set-off and application under this Section 10.4.

10.5 Amendments and Waivers.

(a) Requisite Lenders’ Consent. Subject to the additional requirements of Sections 10.5(b) and 10.5(c), no amendment, modification, termination or waiver of any provision of the Credit Documents, or consent to any departure by any Credit Party therefrom, shall in any event be effective without the written concurrence of the Requisite Lenders; provided, that Administrative Agent may, with the consent of Borrower only, amend, modify or supplement this Agreement to cure any ambiguity, omission, defect or inconsistency, so long as such amendment, modification or supplement does not adversely affect the rights of any Lender or Issuing Bank.

(b) Affected Lenders’ Consent. Without the written consent of each Lender that would be directly affected thereby, no amendment, modification, termination, or consent shall be effective if the effect thereof would:

(i) extend the scheduled final maturity of any Loan or Note;

(ii) waive, reduce or postpone any scheduled repayment (but not prepayment);

(iii) extend the stated expiration date of any Letter of Credit beyond the Revolving Commitment Termination Date;

(iv) reduce the rate of interest on any Loan (other than any waiver of any increase in the interest rate applicable to any Loan pursuant to Section 2.10) or any fee or any premium or other amount payable hereunder;

(v) extend the time for payment of any such interest or fees;

(vi) reduce the principal amount of any Loan or any reimbursement obligation in respect of any Letter of Credit;

(vii) amend, modify, terminate or waive any provision of Section 2.13(b)(iii), this Section 10.5(b), Section 10.5(c) or any other provision of this Agreement that expressly provides that the consent of all Lenders is required or for the pro rata treatment among Lenders;

(viii) amend the definition of “Requisite Lenders” or “Pro Rata Share”; provided, with the consent of Requisite Lenders, additional extensions of credit pursuant hereto may be included in the determination of “Requisite Lenders” or “Pro Rata Share” on substantially the same basis as the Term Loan Commitments, the Term Loans, Revolving Commitments and the Revolving Loans are included on the Second Restatement Date;

(ix) release all or substantially all of the Collateral or all or substantially all of the Guarantors from the Guaranty except as expressly provided in the Credit Documents; or

(x) consent to the assignment or transfer by any Credit Party of any of its rights and obligations under any Credit Document;

provided that for the avoidance of doubt, all Lenders shall be deemed directly affected thereby with respect to any amendment described in clauses (vii), (viii), (ix) and (x).

(c) Other Consents. No amendment, modification, termination or waiver of any provision of the Credit Documents, or consent to any departure by any Credit Party therefrom, shall:

(i) increase any Revolving Commitment of any Lender over the amount thereof then in effect without the consent of such Lender; provided that no amendment, modification or waiver of any condition precedent, covenant, Default or Event of Default shall constitute an increase in any Revolving Commitment of any Lender;

(ii) amend, modify, terminate or waive any provision hereof relating to the Swing Line Sublimit or the Swing Line Loans without the consent of Swing Line Lender;

(iii) alter the required application of any repayments or prepayments as between Classes pursuant to Section 2.17 without the consent of Lenders holding more than 50% of the aggregate Tranche A Term Loan Exposure of all Lenders, Tranche B Term Loan Exposure of all Lenders, New Term Loan Exposure of all Lenders, Revolving Exposure of all Lenders, as applicable, of each Class which is being allocated a lesser repayment or prepayment as a result thereof; provided that Requisite Lenders may waive, in whole or in part, any prepayment so long as the application, as between Classes, of any portion of such prepayment which is still required to be made is not altered;

(iv) amend, modify, terminate or waive any obligation of Lenders relating to the purchase of participations in Letters of Credit as provided in Section 2.4(e) without the written consent of Administrative Agent and of the applicable Issuing ~~Bank~~Banks;

(v) amend, modify or waive this Agreement, the Second Amended and Restated Pledge and Security Agreement, the Canadian Pledge and Security Agreement, the Quebec Security Documents, the Barbados Security Documents, the Luxembourg Security Documents or the Swiss Security Documents, so as to alter the ratable treatment of Obligations arising under the Credit Documents and Obligations arising under Hedge Agreements or Cash Management Agreements or the definition of “Lender Counterparty,” “Hedge Agreement,” “Cash Management Agreement,” “Obligations,” or “Secured Obligations” (as defined in any applicable Collateral Document) in each case in a manner adverse to any Lender Counterparty with Obligations then outstanding without the written consent of any such Lender Counterparty;

(vi) amend, modify, terminate or waive any provision of Section 9 as the same applies to any Agent, or any other provision hereof as the same applies to the rights or obligations of any Agent, in each case without the consent of such Agent;

(vii) amend any provision relating solely to the Delayed Draw Commitments without the written consent of Lenders holding a majority in aggregate principal amount of the Delayed Draw Commitments;

(viii) increase any Delayed Draw Commitment of any Lender over the amount thereof then in effect without the consent of such Lender; provided that no amendment, modification or waiver of any condition precedent, covenant, Default or Event of Default shall constitute an increase in any Delayed Draw Commitment of any Lender; or

(ix) waive any condition to the making of any Revolving Loan or Delayed Draw Term Loan without the consent of a majority in interest of the Lenders holding Revolving Commitments or Delayed Draw Commitments, as applicable.

(d) Notwithstanding Section 10.5(a) , any such agreement that shall extend the Revolving Commitment Termination Date or the Term Loan Maturity Date, as applicable, of one or more Lenders (the “Extending Lender”) and does not amend any other provision of this Agreement or the Credit Documents other than to change the Applicable Margin of Extending Lenders shall only require the consent of Borrower, the Administrative Agent and the Extending Lenders.

Notwithstanding anything to the contrary, without the consent of any other Person, the applicable Credit Party or Credit Parties and the Administrative Agent and/or Collateral Agent may (in its or their respective sole discretion, or shall, to the extent required by any Credit Document) enter into any amendment or waiver of any Credit Document, or enter into any new agreement or instrument, to effect the granting, perfection, protection, expansion or enhancement of any security interest in Collateral or additional property to become Collateral for the benefit of the Secured Parties, or as required by local law to give effect to, or protect any security interest for the benefit of the Secured Parties, in any property or so that the security interests therein comply with applicable law.

(e) Execution of Amendments, etc. Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of such Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 10.5 shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by a Credit Party, on such Credit Party.

10.6 Successors and Assigns; Participations.

(a) Generally. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Credit Party’s rights or obligations hereunder nor any interest therein may be assigned or delegated by any Credit Party without the prior written consent of all Lenders. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, Indemnitee Agent Parties under Section 9.6 and Indemnitees under Section 10.3, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, Affiliates of each of the Agents and Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) Register. Borrower, Administrative Agent and Lenders shall deem and treat the Persons listed as Lenders in the Register as the holders and owners of the corresponding Commitments and Loans listed therein for all purposes hereof, and no assignment or transfer of any such Commitment or Loan shall be effective, in each case, unless and until recorded in the Register following receipt of a fully executed Assignment Agreement effecting the assignment or transfer thereof, together with the required forms and certificates regarding tax matters and any fees payable in connection with such assignment, in each case, as provided in Section 10.6(d). Each assignment shall be recorded in the Register promptly following receipt by the Administrative Agent of the fully executed Assignment Agreement and all other necessary documents and approvals, prompt notice thereof shall be provided to Borrower and a copy of such Assignment Agreement shall be maintained, as applicable. The date of such recordation of a transfer shall be referred to herein as the “Assignment Effective Date.” Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Commitments or Loans, absent manifest error.

(c) Right to Assign. Each Lender shall have the right at any time to sell, assign or transfer all or a portion of its rights and obligations under this Agreement, including all or a portion of its Commitment or Loans owing to it or other Obligations; provided, however, that (x) pro rata assignments shall not be required and (y) each assignment, other than pursuant to Section 10.6(h), shall be of a uniform, and not varying, percentage of all rights and obligations under and in respect of any Loan and any related Commitments):

(i) to any Person meeting the criteria of clause (i) of the definition of the term “Eligible Assignee” upon the giving of notice to Borrower and Administrative Agent and with the prior written consent (such consent not to be unreasonably withheld or delayed) of each Issuing Bank at the time of such assignment in the case of assignments of Revolving Loans or Revolving Commitments; and

(ii) to any Person meeting the criteria of clause (ii) of the definition of the term “Eligible Assignee” upon giving of notice to Borrower and Administrative Agent and, (x) in the case of assignments of Tranche A Term Loans, Tranche B Term Loans, Revolving Loans or Revolving Commitments to any such Person (except in the case of assignments made by or to Barclays or any of its affiliates), consented to by each of Borrower and Administrative Agent and (y) in the case of assignments of Revolving Loans or Revolving Commitments to any such Person, consented to by each Issuing Bank; provided that any such consent (x) shall not be unreasonably withheld or delayed or (y) in the case of Borrower shall not be required at any time an Event of Default shall have occurred and then be continuing; provided, further that (A) each such assignment pursuant to this Section 10.6(c)(ii) shall be in an aggregate amount of not less than $1,000,000 (or such lesser amount as may be agreed to by Borrower and Administrative Agent or as shall constitute the aggregate amount of the Tranche B Term Loans, Revolving Commitments and Revolving Loans of the assigning Lender) with respect to the assignment of the Tranche B Term Loans,

Revolving Commitments and Revolving Loans, and $2,500,000 (or such lesser amount as may be agreed to by Borrower and Administrative Agent or as shall constitute the aggregate of the Tranche A Term Loan) with respect to the assignment of Tranche A Term Loans and (B) any required Borrower consent shall be deemed to have been given to any assignment of Loans or Commitments unless it shall object thereto by written notice to Administrative Agent within 5 Business Days after having received notice thereof.

(d) Mechanics. Assignments and assumptions of Loans and Commitments by Lenders shall be effected by manual execution and delivery to Administrative Agent of an Assignment Agreement. Assignments made pursuant to the foregoing provision shall be effective as of the Assignment Effective Date. In connection with all assignments there shall be delivered to Administrative Agent such forms, certificates or other evidence, if any, with respect to United States federal income tax withholding matters as the assignee under such Assignment Agreement may be required to deliver pursuant to Section 2.20(d), together with payment to Administrative Agent of a registration and processing fee of $3,500 (except that no such registration and processing fee shall be payable (x) in connection with an assignment by or to Barclays or any Affiliate thereof or (y) in the case of an assignee which is already a Lender or is an Affiliate or Related Fund of a Lender or a Person under common management with a Lender).

(e) Representations and Warranties of Assignee. Each Lender, upon execution and delivery hereof or upon succeeding to an interest in the Commitments and Loans, as the case may be, represents and warrants as of the Third Restatement Date or as of the Assignment Effective Date that (i) it is an Eligible Assignee; (ii) it has experience and expertise in the making of or investing in commitments or loans such as the applicable Commitments or Loans, as the case may be; and (iii) it will make or invest in, as the case may be, its Commitments or Loans for its own account in the ordinary course and without a view to distribution of such Commitments or Loans within the meaning of the Securities Act or the Exchange Act or other federal securities laws (it being understood that, subject to the provisions of this Section 10.6, the disposition of such Revolving Commitments or Loans or any interests therein shall at all times remain within its exclusive control).

(f) Effect of Assignment. Subject to the terms and conditions of this Section 10.6, as of the “Assignment Effective Date” (i) the assignee thereunder shall have the rights and obligations of a “Lender” hereunder to the extent of its interest in the Loans and Commitments so assigned as reflected in the Register and shall thereafter be a party hereto and a “Lender” for all purposes hereof; (ii) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned to the assignee, relinquish its rights (other than any rights which survive the termination hereof under Section 10.8) and be released from its obligations hereunder (and, in the case of an assignment covering all or the remaining portion of an assigning Lender’s rights and obligations hereunder, such Lender shall cease to be a party hereto on the Assignment Effective Date); provided that anything contained in any of the Credit Documents to the contrary notwithstanding, (y) each Issuing Bank shall continue to have all rights and obligations thereof with respect to such Letters of Credit until the cancellation or expiration of such Letters of Credit and the reimbursement of any amounts drawn thereunder and (z) such assigning Lender shall continue to be entitled to the benefit of all indemnities hereunder as specified herein with respect to matters arising out of the prior involvement of such assigning Lender as a Lender hereunder; (iii) the Commitments shall be modified to reflect any Commitment of such assignee and any Revolving Commitment of such assigning Lender, if any; and (iv) if any such assignment occurs after the issuance of any Note hereunder, the assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender its applicable Notes to Administrative Agent for cancellation, and thereupon Borrower shall issue and deliver new Notes, if so requested by the assignee and/or assigning Lender, to such assignee and/or to such assigning Lender, with appropriate insertions, to reflect the new Commitments and/or outstanding Loans of the assignee and/or the assigning Lender.

(g) Participations.

(1) Each Lender shall have the right at any time to sell one or more participations to any Person (other than Borrower, its Subsidiaries or any of its Affiliates) in all or any part of its Commitments or Loans or in any other Obligation.

(2) The holder of any such participation, other than an Affiliate of the Lender granting such participation, shall not be entitled to require such Lender to take or omit to take any action hereunder except that the participation agreement may provide that the Lender must first obtain the participant’s consent with respect to any amendment, modification or waiver that would (A) extend the final scheduled maturity of any Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the Revolving Commitment Termination Date) in which such participant is participating, or reduce the rate or extend the time of payment of interest or fees thereon (except in connection with a waiver of applicability of any post default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant’s participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Commitment shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant’s participation is not increased as a result thereof), (B) consent to the assignment or transfer by any Credit Party of any of its rights and obligations under this Agreement or (C) release all or substantially all of the Collateral under the Collateral Documents (except as expressly provided in the Credit Documents) supporting the Loans hereunder in which such participant is participating. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”). The entries in the Participant Register shall be conclusive absent manifest error and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

(3) Borrower agrees that each participant shall be entitled to the benefits of Sections 2.18(c), 2.19 and 2.20 to the same extent as if it were a Lender (subject to the requirements and limitations thereof, including the requirement to provide forms under Section 2.20(d)) and had acquired its interest by assignment pursuant to paragraph (c) of this Section; provided that a participant shall not be entitled to receive any greater payment under Section 2.19 or 2.20 than the applicable Lender would have been entitled to receive with respect to the participation sold to such participant, except to the extent that entitlement to a greater payment results from a change in law that occurs after such Participant acquires the applicable participation. To the extent permitted by law, each participant also shall be entitled to the benefits of Section 10.4 as though it were a Lender, provided such participant agrees to be subject to Section 2.17 as though it were a Lender.

(h) SPC. Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle identified as such in writing from time to time by the Granting Lender to Administrative Agent and Borrower (an “SPC”) the option to provide all or any part of any Loan that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to fund any Loan, and (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. Each party hereto hereby agrees that (i) an SPC shall be entitled to the benefits of Sections 2.18(c), 2.19 and 2.20 to the same extent as if it were a Lender (subject to the requirements and limitations thereof, including the requirement to provide forms under Section 2.20(d)) and had acquired its interest by assignment pursuant to paragraph (c) of this Section; provided that an SPC shall not be entitled to receive any greater payment under Section 2.19 or 2.20 than the applicable Lender would have been entitled to receive with respect to the Loans subject to such option, except to the extent that entitlement to a greater payment results from a change in law that occurs after such SPC acquires such option, (ii) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender would be liable, and (iii) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Credit Document, remain the lender of record hereunder. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Notwithstanding anything to the contrary contained herein, any SPC may (i) with notice to, but without prior consent of Borrower and Administrative Agent and with the payment of a processing fee of $3,500, assign all or any portion of its right to receive payment with respect to any Loan to the Granting Lender and (ii) disclose on a confidential basis any non-public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or Guarantee or credit or liquidity enhancement to such SPC.

(i) Certain Other Assignments and Participations. In addition to any other assignment or participation permitted pursuant to this Section 10.6, any Lender may assign and/or pledge all or any portion of its Loans, the other Obligations owed by or to such Lender, and its Notes, if any, to secure obligations of such Lender including any Federal Reserve Bank or any central bank having jurisdiction over such Lender as collateral security pursuant to Regulation A of the Board of Governors and any operating circular issued by such Federal Reserve Bank or such other central bank having jurisdiction over such Lender; provided that no Lender, as between Borrower and such Lender, shall be relieved of any of its obligations hereunder as a result of any such assignment and pledge, and provided further that in no event shall the applicable Federal Reserve Bank, pledgee or trustee be considered to be a “Lender” or be entitled to require the assigning Lender to take or omit to take any action hereunder.

10.7 Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

10.8 Survival of Representations, Warranties and Agreements. All representations, warranties and agreements made herein shall survive the execution and delivery hereof and the making of any Credit Extension. Notwithstanding anything herein or implied by law to the contrary, the agreements of each Credit Party set forth in Sections 2.18(c), 2.19, 2.20, 10.2, 10.3 and 10.4 and the agreements of Lenders set forth in Sections 2.17, 9.3(b) and 9.6 shall survive the payment of the Loans, the cancellation or expiration of the Letters of Credit and the reimbursement of any amounts drawn thereunder, and the termination hereof.

10.9 No Waiver; Remedies Cumulative. No failure or delay on the part of any Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. The rights, powers and remedies given to each Agent and each Lender hereby are cumulative and shall be in addition to and independent of all rights, powers and remedies existing by virtue of any statute or rule of law or in any of the other Credit Documents or any of the Hedge Agreements or Cash Management Agreements. Any forbearance or failure to exercise, and any delay in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

10.10 Marshalling; Payments Set Aside. Neither any Agent nor any Lender shall be under any obligation to marshal any assets in favor of any Credit Party or any other Person or against or in payment of any or all of the Obligations. To the extent that any Credit Party makes a payment or payments to Administrative Agent or Lenders (or to Administrative Agent, on behalf of Lenders), or any Agent or Lenders enforce any security interests or exercise their rights of set-off, and such payment or payments or the proceeds of such enforcement or set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state, provincial, territorial or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or set-off had not occurred.

10.11 Severability. In case any provision in or obligation hereunder or under any other Credit Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. Further, the representations and warranties contained in Sections 4.24 and 4.25 made by any Subsidiary resident in Germany (Inländer) within the meaning of section 2 paragraph 15 of the German Foreign Trade Act (Außenwirtschaftsgesetz), are only made to the extent such relevant representation and/or warranty does not result in a violation of or conflict with section 7 of the German Foreign Trade Ordinance (Außenwirtschaftsverordnung).

10.12 Obligations Several; Independent Nature of Lenders’ Rights. The obligations of Lenders hereunder are several and no Lender shall be responsible for the obligations or Commitment of any other Lender hereunder. Nothing contained herein or in any other Credit Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out hereof and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

10.13 Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

10.14 APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

10.15 CONSENT TO JURISDICTION.

(a) SUBJECT TO CLAUSE (E) OF THE FOLLOWING SENTENCE, ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO OR ANY OTHER CREDIT DOCUMENTS, OR ANY OF THE OBLIGATIONS, SHALL BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE BOROUGH OF MANHATTAN IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH CREDIT PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS (OTHER THAN WITH RESPECT TO ACTIONS BY ANY AGENT IN RESPECT OF RIGHTS UNDER ANY COLLATERAL DOCUMENT GOVERNED BY LAWS OTHER THAN THE LAWS OF THE STATE OF NEW YORK OR WITH RESPECT TO ANY COLLATERAL SUBJECT THERETO); (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE CREDIT PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.1; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE CREDIT PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY CREDIT PARTY IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY SECURITY DOCUMENT OR THE ENFORCEMENT OF ANY JUDGMENT.

(b) EACH CREDIT PARTY THAT IS ORGANIZED UNDER THE LAWS OF A JURISDICTION OUTSIDE THE UNITED STATES HEREBY APPOINTS VPI AS ITS AGENT FOR SERVICE OF PROCESS IN ANY MATTER RELATED TO THIS AGREEMENT OR THE OTHER CREDIT DOCUMENTS AND VPI HEREBY ACCEPTS SUCH APPOINTMENT. EACH GERMAN GUARANTOR HEREBY RELEASES VPI FROM THE RESTRICTIONS IMPOSED BY SECTION 181 GERMAN CIVIL CODE (BÜRGERLICHES GESETZBUCH) AND SIMILAR RESTRICTIONS APPLICABLE TO IT PURSUANT TO ANY OTHER LAW, IN EACH CASE TO THE EXTENT LEGALLY POSSIBLE TO THAT CREDIT PARTY.

10.16 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER CREDIT DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS

RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 10.16 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER CREDIT DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

10.17 Confidentiality. Each Agent and each Lender (which term shall for the purposes of this Section 10.17 include ~~the~~each Issuing Bank) shall hold all Non-Public Information regarding Borrower and its Subsidiaries and their businesses identified as such by Borrower or such Subsidiary (or which is reasonably apparent to be of a confidential nature, even if not so identified) and obtained by such Agent and such Lender pursuant to the requirements hereof in accordance with such Agent’s and such Lender’s customary procedures for handling confidential information of such nature, it being understood and agreed by Borrower that, in any event, the Administrative Agent may disclose such information to the Lenders and each Agent and each Lender may make (i) disclosures of such information to Affiliates of such Lender and to their respective agents and advisors (and to other Persons authorized by a Lender or Agent to organize, present or disseminate such information in connection with disclosures otherwise made in accordance with this Section 10.17), (ii) disclosures of such information reasonably required by any bona fide or potential assignee, transferee or participant in connection with the contemplated assignment, transfer or participation of any Loans or any participations therein or by any direct or indirect contractual counterparties (or the professional advisors thereto) to any swap or derivative transaction relating to Borrower and its obligations (provided that such assignees, transferees, participants, counterparties and advisors are advised of and agree to be bound by either the provisions of this Section 10.17 or other provisions at least as restrictive as this Section 10.17), (iii) disclosure to any rating agency when required by it, provided that, prior to any disclosure, such rating agency shall undertake in writing to preserve the confidentiality of any confidential information relating to Credit Parties received by it from any Agent or any Lender, (iv) disclosures necessary in connection with the exercise of any remedies hereunder or under any other Credit Document, (v) disclosures required or requested by any Governmental Authority or pursuant to legal or judicial process; provided that, unless specifically prohibited by Applicable Law or court order, each Lender and each Agent shall make reasonable efforts to notify Borrower of any request by any Governmental Authority or representative thereof (other than any such request in connection with any examination of the financial condition or other routine examination of such Lender by such Governmental Authority) for disclosure of any such Non-Public Information reasonably in advance of disclosure of such information (and each Agent and Lender shall cooperate with Borrower and its Subsidiaries (at the sole cost and expense of Borrower and its Subsidiaries) to limit any such disclosure) and (vi) disclosures to any other Person with the written consent of the Borrower. In addition, each Agent and each Lender may disclose the existence of this Agreement and the information about this Agreement to service providers to Agents and Lenders in connection with the administration and management of this Agreement and the other Credit Documents.

10.18 Usury Savings Clause. If any provision of this Agreement or of any of the other Credit Documents would obligate any Credit Party to make any payment of interest or other amount payable to any Agent or any Lender in an amount or calculated at a rate which would be prohibited by law or would result in a receipt by such Agent or Lender of interest at a criminal rate (as such terms are construed under the Criminal Code (Canada)) or in excess of the Highest Lawful Rate, then notwithstanding such provisions, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by law or so result in a receipt by such Agent or such Lender of interest at a criminal rate, such adjustment to be effected, to the extent necessary, as follows: (1) firstly, by reducing the amount or rate of interest required to be paid to such Agent or such Lender under Section 2.8, and (2) thereafter, by reducing any fees, commissions, premiums and other amounts required to be paid to such Agent or such Lender which would constitute “interest” for purposes of Section 347 of the Criminal Code (Canada) or for the purposes of determining the Highest Lawful Rate. Notwithstanding the foregoing, it is the intention of Lenders and Borrower to conform strictly to any applicable usury laws, and after giving effect to all adjustments contemplated in the preceding sentence, if an Agent or Lender shall have received an amount in excess of the maximum permitted by that section of the Criminal Code

(Canada) or by application of the Highest Lawful Rate, such Credit Party shall be entitled, by notice in writing to such Agent or such Lender, to obtain reimbursement from such Agent or such Lender in an amount equal to such excess and, pending such reimbursement, such amount shall be deemed to be an amount payable by such Agent or such Lender to such Credit Party. Any amount or rate of interest referred to in this Section 10.18 shall be determined in accordance with GAAP as an effective annual rate of interest over the term that the applicable Loan remains outstanding on the assumption that any charges, fees or expenses that fall within the meaning of “interest” (as defined in the Criminal Code (Canada) or for the purposes of determining the Highest Lawful Rate) shall, if they relate to a specific period of time, be pro-rated over that period of time and otherwise be pro-rated over the period from the Third Restatement Date to the later of the Revolving Commitment Termination Date or the Term Loan Commitment Termination Date and, in the event of a dispute, a certificate of an actuary appointed by Administrative Agent shall be conclusive for the purposes of such determination absent manifest error.

10.19 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart to this Agreement by facsimile transmission or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

10.20 Effectiveness; Entire Agreement. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Borrower and Administrative Agent of written notification of such execution and authorization of delivery thereof.

10.21 PATRIOT Act; PCTFA. Each Lender to whom the PATRIOT Act applies and Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Credit Party that pursuant to the requirements of the PATRIOT Act and the PCTFA, it is required to obtain, verify and record information that identifies each Credit Party, which information includes the name and address of each Credit Party and other information that will allow such Lender or Administrative Agent, as applicable, to identify such Credit Party in accordance with those Acts.

10.22 Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act, the Commerce Act (Ontario) or any similar provincial, territorial or federal laws.

10.23 No Fiduciary Duty. Each Agent, each Lender and their Affiliates (collectively, solely for purposes of this paragraph, the “Lenders”) may have economic interests that conflict with those of Borrower, its stockholders and/or its affiliates. Borrower agrees that nothing in the Credit Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and Borrower, its stockholders or its affiliates, on the other. The Credit Parties acknowledge and agree that (i) the transactions contemplated by the Credit Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lenders, on the one hand, and Borrower, on the other, and (ii) in connection therewith and with the process leading thereto, (x) no Lender has assumed an advisory or fiduciary responsibility in favor of Borrower, its stockholders or its affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise Borrower, its stockholders or its Affiliates on other matters) or any other obligation to Borrower except the obligations expressly set forth in the Credit Documents and (y) each Lender is acting solely as principal and not as the agent or fiduciary of Borrower, its management, stockholders, creditors or any other Person. Borrower has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. Borrower agrees that it will not claim that any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to Borrower, in connection with such transaction or the process leading thereto.

10.24 Judgment Currency.

(a) If, for the purpose of obtaining or enforcing judgment against any Credit Party in any court in any jurisdiction, it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 10.24 referred to as the “Judgment Currency”) an amount due under any Credit Document in any currency (the “Obligation Currency”) other than the Judgment Currency, the conversion shall be made at the rate of exchange prevailing on the Business Day immediately preceding the date of actual payment of the amount due, in the case of any proceeding in the courts of any jurisdiction that will give effect to such conversion being made on such date, or the date on which the judgment is given, in the case of any proceeding in the courts of any other jurisdiction (the applicable date as of which such conversion is made pursuant to this Section 10.24 being hereinafter in this Section 10.24 referred to as the “Judgment Conversion Date”).

(b) If, in the case of any proceeding in the court of any jurisdiction referred to in Section 10.24(a), there is a change in the rate of exchange prevailing between the Judgment Conversion Date and the date of actual receipt for value of the amount due, then the applicable Credit Party or Credit Parties shall pay such additional amount (if any, but in any event not a lesser amount) as may be necessary to ensure that the amount actually received in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will provide the amount of the Obligation Currency which could have been purchased with the amount of the Judgment Currency stipulated in the judgment or judicial order at the rate of exchange prevailing on the Judgment Conversion Date. Any amount due from any Credit Party under this Section 10.24(b) shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of any of the Credit Documents.

(c) The term “rate of exchange” in this Section 10.24 means the rate of exchange at which Administrative Agent, on the relevant date at or about 12:00 noon (New York time), would be prepared to sell, in accordance with Administrative Agent’s normal course foreign currency exchange practices, the Obligation Currency against the Judgment Currency.

10.25 Joint and Several Liability. Notwithstanding any other provision contained herein or in any other Credit Documents, if a “secured creditor” (as that term is defined under the BIA) is determined by a court of competent jurisdiction not to include a Person to whom obligations are owed on a joint or joint and several basis, then any Canadian Credit Party’s Obligations (and the Obligations of each other Credit Party with respect thereto), to the extent such Obligations are secured, only shall be several obligations and not joint or joint and several obligations.

10.26 Advice of Counsel; No Strict Construction. Each of the parties represents to each other party hereto that it has discussed this Agreement and the other Credit Documents with its counsel. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and the other Credit Documents. In the event an ambiguity or question of intent or interpretation arises, this Agreement and each of the other Credit Documents shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any other Credit Document.

10.27 Day Not a Business Day. In the event that any day on or before which any action, calculation, determination or allocation is required to be taken hereunder is not a Business Day, then such action, calculation, determination or allocation shall be required to be taken at the requisite time on or before the first succeeding day that is a Business Day thereafter, unless such day is in the next calendar month, in which case such action, calculation, determination or allocation shall be required to be taken at the requisite time on the first preceding day that is a Business Day.

10.28 Limitations Act, 2002. Each of the parties hereto agrees that any and all limitation periods provided for in the Limitations Act, 2002 (Ontario) or any other Applicable Law that provides for or relates to limitation periods, shall be excluded from application to the Obligations and any undertaking, covenant, indemnity or other agreement of any Credit Party provided for in any Credit Document to which it is a party in respect thereof, in each case to fullest extent permitted by such Act or other Applicable Law.

10.29 Parallel Debt (The Netherlands, Poland, Japan, Serbia, Slovenia).

(a) Notwithstanding anything to the contrary contained in this Agreement and the other Credit Documents and solely for the purpose of ensuring and preserving the validity and effect of the security rights granted and to be granted under or pursuant to the Collateral Documents governed by the laws of The Netherlands, the laws of Poland, the laws of Japan, the laws of Serbia and the laws of Slovenia (the “Foreign Security Agreements”), each of the Lenders and the other parties hereto hereby acknowledges and consents to (i) each Credit Party that is a party to the Foreign Security Agreements undertaking herein to pay to the Administrative Agent, in its individual capacity as creditor in its own right and not as agent, representative or trustee, as a separate independent obligation to the Administrative Agent, the amount of its Parallel Debt (which each such Credit Party hereby so undertakes to do), and (ii) the security rights contemplated by the Foreign Security Agreements being granted in favor of the Administrative Agent in its individual capacity and not as agent, representative or trustee of the Lenders, as security for its claims under the Parallel Debt and consequently the Administrative Agent becoming the sole security beneficiary of such security rights.

(b) Each Credit Party acknowledges and agrees that it may not pay its Parallel Debt other than at the instruction of, and in the manner instructed by, the Administrative Agent; provided, however, that no Credit Party shall be obligated to pay any amount of its Parallel Debt unless and until a corresponding amount of its Underlying Debt shall have become due and payable.

(c) To the extent any amount is paid to and received by the Administrative Agent in payment of the Parallel Debt, the total amount due and payable in respect of the Underlying Debt shall be decreased as if such amount were received by the Secured Parties or any of them in payment of the corresponding Underlying Debt.

10.30 Parallel Debt (France). For the purpose of any Collateral Document or Lien governed by the laws of France (the “French Security Documents”) and all security interest created thereunder:

(a) Notwithstanding any other provision of this Agreement, each Credit Party hereby irrevocably and unconditionally undertakes to pay to the Administrative Agent, as creditor in its own right and not as representative of the other Secured Parties, sums equal to and in the currency of each amount payable by such Credit Party to each of the Secured Parties under each of the Credit Documents as and when that amount falls due for payment under the relevant Credit Document (the “French Parallel Debt”).

(b) Each Credit Party and the Administrative Agent acknowledge that the obligations of each Credit Party under paragraph (a) above are several and are separate and independent from, and shall not in any way limit or affect, the corresponding obligations of that Credit Party to any Secured Party under any Credit Document (its “Corresponding Debt”) nor shall the amounts for which each Credit Party is liable under the French Parallel Debt be limited or affected in any way by its Corresponding Debt; provided that:

(i) the French Parallel Debt of each Credit Party shall be decreased to the extent that its Corresponding Debt has been irrevocably paid or (in the case of guarantee obligations) discharged;

(ii) the Corresponding Debt of each Credit Party shall be decreased to the extent that its French Parallel Debt has been irrevocably paid or (in the case of guarantee obligations) discharged; and

(iii) the amount of the French Parallel Debt of a Credit Party shall at all times be equal to the amount of its Corresponding Debt.

(c) For the purpose of this Section 10.30, the Administrative Agent acts in its own name and not as a trustee, and its claims in respect of the French Parallel Debt shall not be held on trust. The Collateral granted under the French Security Documents to the Administrative Agent pursuant to the provisions of this Section 10.30 is granted to the Administrative Agent in its capacity as creditor of the French Parallel Debt and shall not be held on trust.

(d) All moneys received or recovered by the Administrative Agent pursuant to this Section 10.30, and all amounts received or recovered by the Administrative Agent from or by the enforcement of any Security granted under the French Security Documents, shall be applied in accordance with Section 10.30.

(e) For the purpose of any vote taken under any Credit Document, the Administrative Agent shall not be regarded as having any participation or commitment other than those which it has in its capacity as a Lender.

10.31 Parallel Debt (Hungary). Each Agent and Secured Party (other than the Collateral Agent) hereby authorizes and appoints the Collateral Agent to accept, manage and enforce, as its representative (in Hungarian: “bizományos” or, after the entry into force of Act V of 2013 on the new Hungarian civil code (the “New Hungarian Civil Code”), “zálogjogosulti bizományos”) any Collateral granted to the Collateral Agent acting for such Secured Party in relation to the Credit Documents and to act and execute on its behalf in such capacity, subject to the terms of the Counterpart Agreement entered into by a Guarantor incorporated under the laws of Hungary, amendments or releases of, accessions and alterations to, and to carry out similar dealings with regard to any Credit Document governed by the laws of Hungary or entered into by a Guarantor incorporated under the laws of Hungary. For the purposes of the New Hungarian Civil Code, (i) this provision constitutes the agreement of all Secured Parties regarding the authorization and appointment of the Collateral Agent as “zálogjogosulti bizományos” for enforcing any Counterpart Agreement entered into by a Guarantor incorporated under the laws of Hungary and enforcing, managing and administering the charge based Collateral in Hungary (for the purposes of, and as envisaged by, Article 5:96.§ (1) of the New Hungarian Civil Code); (ii) in case there are discrepancies between the regulations of Article 5:96.§ (1) of the New Hungarian Civil Code and such Counterpart Agreement, the terms of such Counterpart Agreement prevail to the extent permitted by law; and (iii) as permitted by Regulation (EC) No 593/2008 of 17 June 2008, this Clause 10.31 shall be governed by Hungarian law. The Collateral Agent hereby accepts and the Guarantors hereby acknowledge such appointment as of the date hereof.

10.32 Parallel Debt (Germany). For the purposes of any Collateral Document or Lien granted to a Secured Party (including the Collateral Agent) and governed by the laws of the Federal Republic of Germany:

(a) Each Credit Party hereby irrevocably and unconditionally undertakes to pay to the Collateral Agent as creditor in its own right and not as a representative of the other Secured Parties amounts equal to the respective Underlying Debt.

(b) Each Credit Party and the Collateral Agent acknowledge that the obligations of each Credit Party under paragraph (a) above are several and are separate and independent from, and shall not in any way limit or affect, the Underlying Debt (its “Corresponding Debt”) nor shall the amounts for which each Credit Party is liable under paragraph (a) above (its “German Parallel Debt”) be limited or affected in any way by its Corresponding Debt provided that:

(A) The Collateral Agent shall not demand payment with regard to the German Parallel Debt of each Credit Party to the extent that such Credit Party’s Corresponding Debt has been irrevocably paid or (in the case of guarantee obligations) discharged; and

(B) a Secured Party shall not demand payment with regard to the Corresponding Debt of each Credit Party to the extent that such Credit Party’s Parallel Debt has been irrevocably paid or (in the case of guarantee obligations) discharged.

(c) The Collateral Agent acts in its own name and not as a trustee, and its claims in respect of the German Parallel Debt shall not be held on trust. The Liens granted under the Credit Documents to the Collateral Agent to secure the German Parallel Debt is granted to the Collateral Agents in its capacity as creditor of the German Parallel Debt and shall not be held on trust.

(d) All monies received or recovered by the Collateral Agent pursuant to this Section 10.32 (Parallel Debt (Germany)), and all amounts received or recovered by the Collateral Agent from or by the enforcement of any Lien granted to secure the German Parallel Debt, shall be applied in accordance with this Agreement.

(e) Without limiting or affecting the Collateral Agent’s rights against the Credit Parties (whether under this Section 10.32 or under any other provision of the Credit Documents), each Credit Party acknowledges that:

(A) nothing in this Section 10.32 shall impose any obligation on the Collateral Agent to advance any sum to any Credit Party or otherwise under any Credit Document, except in its capacity as lender; and

(B) for the purpose of any vote taken under any Credit Document, the Collateral Agent shall not be regarded as having any participation or commitment other than those which it has in its capacity as a lender.

10.33 Parallel Debt (Belarus).

(a) For purposes of each Collateral Document governed by the laws of (or to the extent affecting assets situated in) Belarus, notwithstanding anything to the contrary contained herein or in any other Credit Document, Hedge Agreement or Cash Management Agreement:

(i) Each Credit Party must pay the Collateral Agent, as an independent and separate creditor, an amount equal to each Secured Party Claim on its due date (each a “Collateral Agent Claim”). For the purposes of Belarusian law, the Collateral Agent is the joint and several creditor with each other Secured Party in respect of each Secured Party Claim, having an independent right to demand and enforce payment of each Collateral Agent Claim on the terms set out in clauses (v) to (xii) below.

(ii) Unless expressly provided to the contrary in any Credit Document, Hedge Agreement or Cash Management Agreement, the Collateral Agent holds:

(1) the benefit of any Collateral Agent Claims; and

(2) any proceeds of the enforcement of any Collateral Documents governed by Belarusian law, for the benefit, and as the property, of, and on trust for, the Secured Parties and so that they are not available to the personal creditors of the Collateral Agent.

(iii) The Collateral Agent will separately identify in its records the property rights referred to in clause (i) above.

(iv) The property rights under clause (i) above are located in the jurisdiction where the Collateral Agent maintains its accounts in respect of those property rights.

(v) The Collateral Agent may enforce performance of any Collateral Agent Claim in its own name as an independent and separate right. This includes filing any suit, execution, enforcement of Collateral Documents governed by Belarusian law in accordance with their respective terms, recovery of guarantees and applications for and voting in respect of any kind of insolvency proceeding.

(vi) Each Secured Party must, at the request of the Collateral Agent, perform any act required in connection with the enforcement of any Collateral Agent Claim. This includes issuing a power of attorney to the Collateral Agent and joining in any proceedings as co-claimant with the Collateral Agent.

(vii) Unless the Collateral Agent fails to enforce a Collateral Agent Claim within a reasonable time after its due date, a Secured Party may not take any action to enforce the corresponding Secured Party Claim unless it is requested to do so by the Collateral Agent.

(viii) Each Credit Party irrevocably and unconditionally waives any right it may have to require a Secured Party to join in any proceedings as co-claimant with the Collateral Agent in respect of any Collateral Agent Claim.

(ix) Discharge by a Credit Party of a Secured Party Claim will discharge the corresponding Collateral Agent Claim in the same amount and discharge by a Credit Party of a Collateral Agent Claim will discharge the corresponding Secured Party Claim in the same amount.

(x) The aggregate amount of the Collateral Agent Claims will never exceed the aggregate amount of Secured Party Claims.

(xi) A defect affecting a Collateral Agent Claim against a Credit Party will not affect any Secured Party Claim and a defect affecting a Secured Party Claim against a Credit Party will not affect any Collateral Agent Claim.

(xii) If the Collateral Agent returns to any Credit Party, whether in any kind of insolvency proceedings or otherwise, any recovery in respect of which it has made a payment to a Secured Party, that Secured Party must repay an amount equal to that recovery to the Collateral Agent.

(b) Each Secured Party:

(i) Confirms its approval of each Collateral Document governed by Belarusian law; and

(ii) Authorizes and directs the Collateral Agent to enter into and enforce the Collateral Documents governed by Belarusian law in its own name as the joint and several creditor with each Secured Party.”

10.34 Parallel Debt (Belgium).

(a) For the purpose of this Section 10.34, “Corresponding Obligations” means, with respect to each Guarantor incorporated under the laws of Belgium (each, a “Belgian Guarantor”), any Guarantor’s obligations and liabilities (whether present or future, actual or contingent, and whether incurred jointly or severally, and whether as principal, guarantor or in some other capacity) to one or more Lenders (or any of their successors, transferees or assigns) (i) under or in connection with the Credit Agreement or the other Credit Documents (but, for the avoidance of doubt, excluding the Parallel Debt Undertaking (as defined below)), as the same may be amended, supplemented, extended or restated from time to time (including by way of novation), however fundamental any amendment, supplement, extension or restatement may be, including (without affecting the generality of the foregoing) a change of purpose of any facility or the addition of any facility, or (ii) in connection with any other Indebtedness as the Collateral Agent (acting on instructions of all Lenders) and the Borrower may agree from time to time.

(b) Each Belgian Guarantor irrevocably and unconditionally undertakes to pay to the Collateral Agent amounts equal to the Corresponding Obligations as they may exist from time to time (each, a “Parallel Debt Undertaking”). Each Parallel Debt Undertaking will become due and payable at the same time as the Corresponding Obligations become due and payable.

(c) The rights of the Collateral Agent under this Section 10.34 are several and independent from any right that a Lender may have under the Credit Agreement or the other Credit Documents. The Collateral Agent may therefore enforce performance of the Parallel Debt Undertaking in its own name as an independent and separate right. This includes any suit, execution, enforcement of security, recovery of guarantees and applications for and voting in respect of any kind of insolvency proceeding.

(d) An amount paid by a Belgian Guarantor to the Collateral Agent in respect of the Parallel Debt Undertaking will discharge the liability of such Belgian Guarantor under the Corresponding Obligations in an equal amount.

(e) The aggregate amount outstanding under the Parallel Debt Undertaking will never exceed the aggregate amount outstanding under the Corresponding Obligations.

(f) The Collateral Agent acts under the Credit Agreement and the other Credit Documents as a creditor under the Parallel Debt Undertaking.

10.35 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

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